                       SECURITIES AND EXCHANGE COMMISSION
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12
                                                    AGENCY.COM
                                       LTD.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)
      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /        No fee required.
/X/        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                Common Stock, par value $0.001 per share, of AGENCY.COM Ltd.
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                14,932,119 shares of Common Stock and 8,887,516 shares of
                Common Stock subject to options
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                The filing fee was determined based upon the sum of (a) the product of 14,932,119 shares of Common Stock and the merger consideration of $3.35 per share and (b) the difference
                between the merger consideration of $3.35 per share and the exercise price per share of each of the 8,887,516 shares of
                Common Stock subject to options, provided that the
                difference is greater than zero. In accordance with
                Rule 0-11 under the Securities Exchange Act of 1934, as
                amended, the filing fee was determined by multiplying the
                amount calculated pursuant to the preceding sentence by 1/50 of one percent.
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                $55,000,472
                ------------------------------------------------------------
           (5)  Total fee paid:
                $11,691
                ------------------------------------------------------------
/X/        Fee paid previously with preliminary materials.
           Check box if any part of the fee is offset as provided by
/ /        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                    $11,691
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                Schedule 14A
                ------------------------------------------------------------
           (3)  Filing Party:
                AGENCY.COM Ltd.
                ------------------------------------------------------------
           (4)  Date Filed:
                July 10, 2001, August 21, 2001 and September 12, 2001
                ------------------------------------------------------------

                                AGENCY.COM LTD.
                               20 EXCHANGE PLACE
                            NEW YORK, NEW YORK 10005

Dear Fellow Stockholder:

    You are cordially invited to attend a special meeting of the stockholders of AGENCY.COM Ltd. to be held at 20 Exchange Place, 50th Floor, New York, New York 10005 on October 31, 2001 at 9:00 A.M., local time. A notice of the special meeting, a proxy statement and a proxy card are enclosed. All holders of our outstanding shares of common stock as of the close of business on September 24, 2001 will be entitled to notice of and to vote at the special meeting. You may vote shares at the special meeting only if you are present in person or represented by proxy. You will be asked to vote on the following:

    A proposal to adopt the merger agreement with Seneca Investments LLC. If the merger agreement is adopted and the merger is approved then each outstanding share of our common stock that you own at the effective time of the merger will be converted into the right to receive $3.35 in cash, without interest and less any applicable withholding taxes. We have attached a copy of the merger agreement as Appendix A to the accompanying proxy statement, and we urge you to read it in its entirety.

    This is an important stockholder meeting. At the meeting, stockholders will consider the above proposal. Accordingly, I urge you to carefully read the attached proxy statement and the merger agreement attached as Appendix A to the proxy statement and vote on the merger.

    A special committee of our board of directors has recommended to the full board that the merger agreement and the merger be approved. In connection with its evaluation of the merger, the special committee engaged Salomon Smith Barney Inc. to act as its financial advisor. Salomon Smith Barney advised the committee that in the opinion of that firm, as of that date and based upon the assumptions made, matters considered and limitations on the review described in the written opinion, the merger consideration was fair from a financial point of view to our unaffiliated stockholders. You should carefully read the written opinion of Salomon Smith Barney that is attached as Appendix B to the accompanying proxy statement.

    Our board of directors, based in part on the recommendation of the special committee, has determined that the merger is advisable and in the best interests of AGENCY.COM and our stockholders and that the merger is fair to our unaffiliated stockholders. Accordingly, our board has approved the merger agreement and the merger and recommends that you vote "FOR" adoption of the merger agreement and approval of the merger.

    Adoption of the merger agreement and approval of the merger require the affirmative vote of the holders of a majority in voting power of all outstanding shares of our common stock and of the holders of 66 2/3% in voting power of all outstanding shares of our common stock other than those that are held by Seneca and its affiliates or that may be agreed to be sold by some of our directors, officers and employees to Seneca's subsidiary. Accordingly, every stockholder's vote is very important. We ask you to carefully read the enclosed materials and send in your proxy as soon as you can.

    Your prompt cooperation will be greatly appreciated.

                                                            Very truly yours,

                                                                           /s/ CHAN SUH
                                                            -----------------------------------------
                                                                             Chan Suh
                                                                CHAIRMAN, CHIEF EXECUTIVE OFFICER
                                                                          AND PRESIDENT

                                AGENCY.COM LTD.
                               20 EXCHANGE PLACE
                            NEW YORK, NEW YORK 10005

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 31, 2001

To the Stockholders of AGENCY.COM Ltd.:

    A special meeting of the stockholders of AGENCY.COM Ltd. will be held at 20 Exchange Place, 50th Floor, New York, New York 10005 on October 31, 2001 at 9:00 A.M., local time, to consider and vote upon the following matter:

        A proposal to adopt the Agreement and Plan of Merger, dated as of June 26, 2001, by and among AGENCY.COM Ltd., Seneca Investments LLC and E-Services Investments Agency Sub LLC, a wholly-owned subsidiary of Seneca, and to approve the merger of E-Services Investments with and into AGENCY.COM, with AGENCY.COM being the surviving corporation, in accordance with the terms of the merger agreement. In the merger, each outstanding share of our common stock--other than those shares held in our treasury, held by stockholders who perfect their appraisal rights under Delaware law or held by Seneca or any of its subsidiaries or affiliates, or those shares that some directors, officers and employees of AGENCY.COM have sold or may agree to sell to E-Services Investments in a separately-negotiated transaction--will be converted into the right to receive $3.35 in cash, without interest and less any applicable withholding taxes.

    The board of directors has specified September 24, 2001, at the close of business, as the record date for the purpose of determining the stockholders who are entitled to receive notice of and to vote at the special meeting. A list of the stockholders entitled to vote at the special meeting will be available for examination by any stockholder at the special meeting. For 10 days prior to the special meeting, this stockholder list will also be available for inspection by stockholders at our corporate offices at 20 Exchange Place, New York, New York 10005 during ordinary business hours.

    Please read the proxy statement and other materials concerning AGENCY.COM and the merger, which are mailed with this notice, for a more complete statement regarding the proposal to be acted upon at the special meeting. This notice also constitutes notice of appraisal rights under Delaware law in connection with the merger, as described in the proxy statement.

    Our board of directors, based in part on the recommendation of a special committee of our board of directors, has determined that the merger is advisable and in the best interests of AGENCY.COM Ltd. and our stockholders and that the merger is fair to our unaffiliated stockholders. Accordingly, our board of directors has approved the merger agreement and the merger and recommends that you vote "FOR" adoption of the merger agreement and approval of the merger.

    Your vote is important. Whether or not you plan to attend the special meeting, please complete, sign and date the accompanying proxy card and return it in the enclosed prepaid envelope. Your failure to vote will have the same effect as a vote "AGAINST" the merger. If you attend the special meeting, you may revoke your proxy and vote in person if you wish, even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

                                                  By Order of the Board of Directors

                                                              /s/ JAMES IMBRIACO
                                                      ---------------------------------
                                                                James Imbriaco
                                                          EXECUTIVE VICE PRESIDENT,
                                                        GENERAL COUNSEL AND SECRETARY

    This proxy statement is dated October 2, 2001 and is first being mailed to stockholders on or about October 8, 2001.

    This transaction has not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the fairness or merits of this transaction nor upon the accuracy or adequacy of the information contained in this document. Any representation to the contrary is unlawful.

                               TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL
  MEETING...................................................      1
SUMMARY TERM SHEET..........................................      5
  The Companies.............................................      5
  The Special Meeting.......................................      6
    Date, Time, Place and Proposal to be Considered.........      6
    Record Date for Voting..................................      6
    Vote Required for Approval..............................      6
  The Merger................................................      6
    Recommendations of the Special Committee and Our Board
     of Directors...........................................      6
    Opinion of Salomon Smith Barney.........................      7
    Agency's Position as to Fairness of the Merger..........      7
    The Seneca Filing Persons' Position as to Fairness of
     the Merger.............................................      7
    Purpose of the Merger...................................      7
    Effects of the Merger...................................      7
    Interests of Our Directors and Executive Officers in the
     Merger.................................................      7
  The Merger Agreement......................................      8
    Conditions to the Merger................................      8
    Termination of the Merger Agreement.....................      8
    Expenses................................................      9
    Appraisal Rights........................................      9
    Material U.S. Federal Tax Consequences..................      9
    Regulatory Approvals....................................      9
    Financing of the Merger.................................      9
FORWARD LOOKING STATEMENTS..................................     10
INTRODUCTION................................................     11
  Proposal to be Considered at the Special Meeting..........     11
  Voting Rights; Vote Required for Approval.................     11
  Voting and Revocation of Proxies..........................     12
  Solicitation of Proxies; Expenses of Solicitation.........     12
SPECIAL FACTORS.............................................     13
  Background of Merger......................................     13
    Initial Public Offering and Subsequent Events...........     13
    Seneca's Formation......................................     14
    Discussions Leading to the Share Purchase Agreement.....     14
    Share Purchase Agreement................................     15
    May 14th Merger Proposal................................     16
  Opinion of Salomon Smith Barney...........................     18
    Precedent Transactions Analysis.........................     20
    Comparable Companies Analyses...........................     21
    Share Purchase Agreement................................     22
  Recommendations of the Special Committee and Our Board of
    Directors...............................................     24
  Agency's Position as to the Merger........................     27
  Agency's Reasons for the Merger...........................     28
  The Seneca Filing Persons' Position as to the Merger......     29
  The Seneca Filing Persons' Reasons for the Merger.........     30
  Purpose and Structure of the Merger.......................     30
  Effects of the Merger.....................................     31

  Interests of Our Directors and Executive Officers in the
    Merger..................................................     32
  Relationships Among Seneca, Pegasus Partners, Omnicom and
    Agency..................................................     34
    Seneca, Pegasus Partners and Omnicom....................     34
    Agency, Omnicom and Seneca..............................     35
  Relationships Among Seneca, Omnicom and Our Directors and
    Officers................................................     36
    Share Purchase Agreement................................     36
    Special Committee Members...............................     37
  Relationships Among Agency and Our Directors and
    Officers................................................     37
    Revenue from Urban Desires and Marketspace LLC..........     37
    Indebtedness of Management..............................     37
  Prior Stock Purchases.....................................     37
  Material U.S. Federal Income Tax Consequences of the
    Merger to Our Stockholders..............................     38
INFORMATION ABOUT AGENCY....................................     40
  Description of the Business of Agency.....................     40
    Industry Overview.......................................     40
    Agency Approach.........................................     41
    Agency Services.........................................     42
    Agency Compass Methodology..............................     44
    People and Culture......................................     45
    Sales and Marketing.....................................     45
    Existing Relationships..................................     46
    New Business Development................................     46
    Marketing Efforts.......................................     46
    Acquisitions and Integration............................     46
    Competition.............................................     46
    Intellectual Property and Proprietary Rights............     47
    Our Corporate History...................................     48
    Employees...............................................     48
  Business Segment and Geographical Information.............     48
  Properties................................................     48
  Legal Proceedings.........................................     48
  Selected Financial Data...................................     49
Management's Discussion and Analysis of Financial Condition
  and Results of Operation..................................     51
    Overview................................................     51
    Subsequent Events.......................................     54
    Acquisitions............................................     55
    Investments.............................................     58
    Results of Operations...................................     59
    Comparison of the Six Months Ended June 30, 2000 and
     2001...................................................     59
    Comparison of the Fiscal Years 1999 and 2000............     60
    Comparison of the Fiscal Years 1998 and 1999............     61
    Quarterly Results of Operations.........................     63
  Liquidity and Capital Resources...........................     64
  Recent Accounting Pronouncements..........................     65
  Financial Statements and Supplementary Financial
    Information.............................................     66
  Comparative Market Price Data.............................     66
  Consolidated Ratios of Earnings to Fixed Charges and Book
    Value per Share.........................................     67
  Dividends.................................................     67
  Changes in and Disagreements with Accountants on
    Accounting and Financial Disclosure.....................     67
  Quantitative and Qualitative Disclosure about Market
    Risk....................................................     67

THE MERGER..................................................     68
  Effective Time of the Merger..............................     68
  Payment of Merger Consideration and Surrender of Stock
    Certificates............................................     69
  Accounting Treatment......................................     70
  Financing of the Merger; Fees and Expenses of the
    Merger..................................................     70
  Appraisal Rights..........................................     70
  Regulatory Approvals......................................     73
  The Merger Agreement......................................     73
    General.................................................     73
    Certificate of Incorporation; Bylaws; Directors and
     Officers of New Agency.................................     74
    Consideration to be Received by our Stockholders........     74
    Stock Options and Stock Purchase Rights.................     74
    Our Representations and Warranties......................     74
    Our Covenants...........................................     75
    Representations, Warranties and Covenants of Seneca and
     E-Services Investments.................................     75
    Conditions to the Merger................................     75
    Termination of the Merger Agreement.....................     76
    Expenses................................................     77
    Amendments to the Merger Agreement......................     78
OTHER MATTERS...............................................     78
  Security Ownership of Certain Beneficial Owners and
    Management..............................................     78
  Directors and Officers of Agency, Seneca, Omnicom and
    Pegasus Investors II GP, LLC............................     79
    Directors and Officers of Agency........................     80
    Directors and Officers of Seneca........................     81
    Directors and Officers of Pegasus Investors II GP,
     LLC....................................................     81
    Directors and Officers of Omnicon Group Inc.............     82
  Other Matters for Action of the Special Meeting...........     84
  Available Information.....................................     84
INDEX TO FINANCIAL STATEMENTS...............................    F-1

Appendix A --Agreement and Plan of Merger, dated June 26, 2001, by and among AGENCY.COM Ltd., Seneca Investments LLC and
             E-Services Investments Agency Sub LLC
Appendix B --Opinion of Salomon Smith Barney, Inc., dated June 25, 2001
Appendix C --Section 262 of the Delaware General Corporation Law

         QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING

Q:  WHAT IS THE DATE, TIME AND PLACE OF THE SPECIAL MEETING?

A: The special meeting of our stockholders will be held on October 31, 2001 at 9:00 A.M., local time, at 20 Exchange Place, 50th Floor, New York, New York 10005, to consider and vote upon the proposal to adopt the merger agreement and approve the merger.

Q:  WHAT IS THE PROPOSED TRANSACTION?

A: Seneca Investments LLC will acquire AGENCY.COM Ltd. through the merger of E-Services Investments Agency Sub LLC, a Seneca subsidiary, with AGENCY.COM Ltd. continuing as the surviving corporation and a direct wholly-owned subsidiary of Seneca.

    In this proxy statement, we refer to AGENCY.COM Ltd., prior to the merger, as "Agency" and to AGENCY.COM Ltd., as the surviving corporation in the merger, as "New Agency."

Q:  WHAT WILL I BE ENTITLED TO RECEIVE IN THE MERGER?

A: If the merger is completed, each of your shares of common stock will be converted into the right to receive $3.35 in cash, without interest and less any applicable withholding taxes. You will not have any interest in New Agency after completion of the merger.

Q:  WHO WILL OWN NEW AGENCY AFTER THE MERGER?

A: New Agency will be a privately-held company owned completely by Seneca. All of Seneca's common stock is owned by Pegasus E-Services Holdings LLC, of which Pegasus Partners II, LP, a private investment firm, is the sole member and manager. Omnicom Group Inc., whose chief executive officer, John Wren, is one of our directors, has a non-voting preferred stock investment in Seneca.

Q:  WHAT DOES OUR BOARD OF DIRECTORS RECOMMEND?

A: Our board of directors recommends that you vote "FOR" adoption of the merger agreement and approval of the merger. Our board of directors has determined, based in part on the recommendation of a special committee of our board of directors, that the merger is advisable and in the best interests of Agency and our stockholders and that the merger is fair to our unaffiliated stockholders. To review the background of and reasons for the merger, see "Special Factors--Background of the Merger" and "Special Factors--Recommendations of the Special Committee and Our Board of Directors."

    Our board of directors approved and recommended adoption of the merger agreement and approval of the merger by a unanimous vote, with one director, Mr. Wren, recusing himself from voting in light of Omnicom's preferred stock investment in Seneca.

    In considering the recommendation of our board of directors, you should be aware that our directors and executive officers have interests in the merger that are different from yours. In addition, under a separately negotiated arrangement, some of our directors and executive officers, Chan Suh, Kyle Shannon, Kenneth Trush and Eamonn Wilmott, have sold, and some of our other officers and employees may agree to sell, some of their shares of our common stock to Seneca and as a result of this transaction will have an economic interest in the performance of New Agency after the merger. Those persons who have sold or agree to sell certain of their shares pursuant to this separate transaction are referred to in this proxy statement as the "separately selling stockholders." See "Special Factors--Background of Merger--Share Purchase Agreement," "Special Factors--Interests of Our Directors and Executive Officers in the Merger" and "Special Factors--Relationships Among Seneca, Omnicom and Our Directors and Officers."

Q: WHAT FUNCTION DID THE SPECIAL COMMITTEE SERVE WITH RESPECT TO THE MERGER AND WHO ARE ITS MEMBERS?

A: The principal function of the special committee of directors with respect to the merger was to protect your interests in evaluating and negotiating the merger agreement. The special committee is composed of Messrs. Jeffrey Rayport and Thomas DeLong, neither of whom is an employee of Agency or an employee or director of, or otherwise an affiliate of, Seneca. However, both of these individuals have served as faculty members at Omnicom University, a management training program sponsored by Omnicom for its executives. See "Special Factors--Relationships Among Seneca, Omnicom and Our Directors and Officers." The special committee independently selected and retained legal and financial advisors to assist it. For more information regarding the special committee and its evaluation and negotiation of the merger, see "Special Factors--Background of the Merger."

Q:  WHAT VOTE IS REQUIRED TO ADOPT THE MERGER AGREEMENT AND APPROVE THE MERGER?

A: The affirmative vote of the holders of a majority in voting power of all outstanding shares of our common stock and of the holders of 66 2/3% in voting power of all outstanding shares of our common stock that are not held by Seneca and its affiliates or that may be agreed to be sold by the separately selling stockholders to Seneca is required. See
    "Introduction--Voting; Rights Vote Required for Approval."

Q:  WHAT WILL HAPPEN IF THE MERGER IS NOT APPROVED?

A: If the merger is not approved, Agency will be controlled by its majority stockholder, Seneca. Seneca will have the voting power to make all decisions with respect to Agency, other than certain interested party transactions that require the consent of non-Seneca stockholders. In addition, it is possible that our stock price would return to the trading price prior to the announcement of the Seneca proposal, or lower.

    Seneca has informed us that if the merger is not approved it intends to consider purchasing additional shares of common stock in market purchases pursuant to a tender offer or otherwise. However, Seneca has no obligation to do this, and if it does it may seek to acquire our shares at prices different from the $3.35 per share merger price. We cannot assure you that this will occur. Any possible purchase or offer is not a subject of the merger agreement and has not been evaluated in any manner by our board or the special committee. Any purchase or offer may or may not be recommended to you by our board or the special committee after evaluation of the terms, conditions and circumstances of the purchase or offer. If a large number of stockholders tender their shares to Seneca, it is possible that our stock would no longer qualify for trading on Nasdaq and that we would no longer be subject to the SEC's reporting requirements. Such reduced liquidity could adversely affect the price of our common stock.

Q:  WHAT SHOULD I DO NOW? HOW DO I VOTE?

A: After you read and consider carefully the information contained in this proxy statement, please fill out, sign and date your proxy card and mail your signed proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the special meeting. Failure to return your proxy or vote in person at the meeting will have the same effect as a vote against the adoption of the merger agreement and approval of the merger. See "Introduction--Voting and Revocation of Proxies."

Q:  WHAT IF I OPPOSE THE MERGER? DO I HAVE APPRAISAL RIGHTS?

A: Yes. If you object to the merger you may elect to pursue your appraisal rights to receive the statutorily determined "fair value" of your shares, which could be more or less than the $3.35 per share merger consideration. In order to qualify for these rights, you must:

    - not vote in favor of the merger agreement or the merger;

    - make a written demand for appraisal prior to the taking of the vote on the merger agreement and the merger at the special meeting; and

    - otherwise comply with the Delaware law procedures for exercising appraisal rights.

    For a summary of the Delaware law procedures, see "The Merger--Appraisal Rights." An executed proxy that is not marked "AGAINST" or "ABSTAIN" will be voted for adoption of the merger agreement and approval of the merger and will disqualify the stockholder submitting that proxy from demanding appraisal rights.

Q:  IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY
  SHARES FOR ME?

A: Yes, but only if you provide instructions to your broker on how to vote. You should fill out, sign, date and return the proxy card and otherwise follow the directions provided by your broker regarding how to instruct your broker to vote your shares. See "Introduction--Voting and Revocation of Proxies."

Q:  WHAT IF I OWN OPTIONS TO PURCHASE SHARES OF AGENCY COMMON STOCK?

A: Outstanding options to purchase our common stock will generally become fully vested immediately prior to the merger. Option holders will be entitled to receive, for each option that he or she owns, a cash payment equal to the excess, if any, of the $3.35 per share merger consideration over the per share exercise price of the option, referred to as the "spread," without interest and less any applicable withholding taxes. Upon consummation of the merger, it is intended that option holders will receive this spread and their options will be cancelled. See "Merger--The Merger Agreement--Stock Options."

Q:  CAN I CHANGE MY VOTE OR REVOKE MY PROXY AFTER I HAVE MAILED MY SIGNED PROXY
  CARD?

A: Yes, you can change your vote before your proxy is voted at the special meeting. You can do this in one of three ways. First, you can deliver a written notice stating that you would like to revoke your proxy or you can deliver a new later-dated proxy card to our corporate secretary on or before the business day prior to the special meeting. Second, you can submit a written revocation or a new later-dated proxy card to us at the special meeting prior to the vote being taken. Third, you can attend the special meeting and vote in person. Simply attending the meeting, however, will not revoke your proxy; you must vote at the meeting. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change your vote. See "Introduction--Voting and Revocation of Proxies."

Q:  SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A: No. If the merger is completed, shortly thereafter you will receive a letter of transmittal with instructions informing you how to send in your stock certificates to Seneca's paying agent. You should use the letter of transmittal to exchange stock certificates for the $3.35 per share merger consideration to which you are entitled as a result of the merger. You should not send any stock certificates with your proxy cards. You should follow the procedures described in "The Merger--Payment of Merger Consideration and Surrender of Stock Certificates."

Q: WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED? IS THE MERGER SUBJECT TO THE FULFILLMENT OF ANY CONDITIONS?

A: We are working towards completing the merger as soon as possible after the stockholders meeting. For the merger to occur, the merger agreement must be adopted by our stockholders. See "The Merger--The Merger
    Agreement--Conditions to the Merger."

Q: WHAT HAPPENED TO THE CLASS ACTION LAWSUITS BROUGHT BY SOME STOCKHOLDERS AGAINST AGENCY, OUR DIRECTORS AND SENECA REGARDING SENECA'S INITIAL MAY 14, 2001 MERGER PROPOSAL?

A: On May 14, 2001, Seneca presented to our board a non-binding proposal to acquire our publicly-owned shares at a price of $3.00 per share. Shortly thereafter, two class action lawsuits were filed by some of our stockholders in Delaware state court against Agency, our directors and Seneca regarding that proposal. On June 26, 2001, counsel for the parties to the actions entered into a memorandum of understanding, or an agreement in principle, for the proposed settlement of the action. The proposed settlement is subject to a number of conditions, including adoption of the merger agreement by the stockholders at the special meeting, the closing of the merger and final approval by the Delaware Court of Chancery. See "Information about Agency--Legal Proceedings."

Q:  WHAT ARE THE TAX CONSEQUENCES OF THE MERGER TO ME?

A: The receipt of cash in exchange for common stock surrendered in the merger will constitute a taxable transaction for U.S. federal income tax purposes. In general, a stockholder who surrenders a share of common stock in the merger will recognize a gain or loss equal to the difference, if any, between $3.35 per share and the stockholder's adjusted tax basis in that share. We urge you to consult your own tax advisor regarding the specific tax consequences that may result from your individual circumstances, as well as the foreign, state and local tax consequences of the disposition of shares in the merger. To review a summary of the material tax considerations of the merger, see "Special Factors--Material U.S. Federal Income Tax Consequences of the Merger to our Stockholders."

Q:  WHO CAN HELP ANSWER MY OTHER QUESTIONS?

A: If you have more questions about the merger, you should contact our general counsel, James Imbriaco.

                               SUMMARY TERM SHEET

    This summary term sheet highlights material information from this proxy statement and does not contain all of the information that is important to you. To understand the merger fully, you should read carefully this entire proxy statement, including the information incorporated by reference, the appendices and the additional documents referred to in this proxy statement.

THE COMPANIES

AGENCY.COM LTD.
20 Exchange Place
New York, New York 10005

    AGENCY.COM Ltd. is an international Internet, interactive television and mobile business professional services firm serving global markets. We provide our clients with an integrated set of strategy, creative and technology services that take them from concept to launch and operation of their interactive business. We deliver our services through multidisciplinary teams of strategy, creative, technology and project management specialists. These services help our clients create and enhance relationships with their customers, staff, business partners and suppliers. Our common stock is traded on the Nasdaq National Market under the symbol "ACOM."

SENECA INVESTMENTS LLC
E-SERVICES INVESTMENTS AGENCY SUB LLC
437 Madison Avenue
New York, New York 10022

    Seneca Investments LLC, a Delaware limited liability company, is a privately-held e-services holding company. On October 1, 2001, 7,998,774 shares of our common stock were sold to Seneca by separately selling stockholders. Giving effect to this purchase, Seneca and its affiliates currently beneficially own 27,927,052 shares, or 65% of our outstanding common stock, assuming in each case the exercise of warrants. In addition to its interest in us, Seneca has interests in other e-services companies. E-Services Investments Agency Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Seneca, was formed solely for the purpose of holding and acquiring the common stock of Agency.

    Seneca was formed by Pegasus Partners II, LP and Omnicom Group Inc. Pegasus E-Services Holdings LLC, of which Pegasus Partners is the sole member and manager, owns all of Seneca's common stock. Pegasus Partners is a private investment firm. Omnicom, which is one of the world's leading corporate communications companies, owns all of Seneca's non-voting preferred stock. Seneca was formed for the purpose of investing in e-services companies.

    Seneca and E-Services Investments, but not Omnicom or Pegasus Partners, are parties to the merger agreement and the share purchase agreement with the separately selling stockholders. See "Background of Merger." However, as Omnicom and Pegasus Partners own all of the capital stock of Seneca, they may be deemed to beneficially own the Agency common stock owned by Seneca, although they disclaim beneficial ownership of these shares.

    Omnicom and Pegasus Partners have joined in the filing of the
Schedule 13E-3 of which this proxy statement is a part. In this proxy statement, we refer to Seneca, E-Services Investments, Omnicom and Pegasus Partners together as the "Seneca filing persons." All statements in this proxy statement made by the Seneca filing persons are, therefore, made by Seneca and E-Services Investments and joined in by Omnicom and Pegasus Partners. All determinations as to the Seneca filing persons' position as to the merger and the Seneca filing persons' reasons for the merger have been made in the first instance by Seneca's management. While Omnicom and Pegasus Partners concur with such statements, they are relying on Seneca's management with regard to these statements.

THE SPECIAL MEETING

DATE, TIME, PLACE AND PROPOSAL TO BE CONSIDERED (SEE PAGE 11)

    The special meeting of stockholders of Agency will be held on October 31, 2001 at 10:00 A.M., local time, at 20 Exchange Place, 50th Floor, New York, New York 10005. At the special meeting, stockholders will consider and vote upon a proposal to adopt the merger agreement and to approve the merger of Seneca's subsidiary with and into Agency.

RECORD DATE FOR VOTING (SEE PAGES 11 TO 12)

    Only stockholders of record at the close of business on September 24, 2001 are entitled to notice of and to vote at the special meeting. On that date, there were approximately 725 holders of record of our common stock and 39,100,520 shares of our common stock outstanding, of which 14,891,968 shares were held by stockholders other than Seneca and its affiliates and other than the separately selling stockholders. (If it is assumed that the October 1, 2001 contribution of 1,449,501 shares of our common stock back to the capital stock of Agency by some separately selling stockholders had occurred prior to the record date, then there would have been 37,651,019 shares of our common stock outstanding on the record date, of which 14,891,968 shares would have been held by stockholders other than Seneca and its affiliates and other than the separately selling stockholders.)

VOTE REQUIRED FOR APPROVAL (SEE PAGES 11 TO 12)

    The affirmative vote of the holders of a majority in voting power of all outstanding shares of our common stock and of the holders of 66-2/3% in voting power of all outstanding shares of our common stock, which are not held by Seneca and its affiliates or that may be agreed to be sold by the separately selling stockholders, is required for the adoption of the merger agreement and approval of the merger. Abstentions and broker non-votes will have the effect of a vote "AGAINST" the adoption of the merger agreement and approval of the merger.

THE MERGER

RECOMMENDATIONS OF THE SPECIAL COMMITTEE AND OUR BOARD OF DIRECTORS (SEE PAGES
  24 TO 27)

    Based in part on the recommendation of the special committee, our board of directors approved and recommended adoption of the merger agreement and approval of the merger by a unanimous vote, with one director, John Wren, recusing himself from voting in light of Omnicom's preferred stock investment in Seneca.

    The special committee of the board determined that the terms of the merger are fair to our stockholders other than Seneca, its affiliates and the separately selling stockholders, which includes all of our unaffiliated stockholders. The special committee unanimously recommended that our full board of directors recommend that the stockholders approve and adopt the merger agreement and approve the merger.

    Our board of directors has determined, based in part on the recommendation of the special committee, that the merger is advisable and in the best interests of Agency and our stockholders and that the merger is fair to our unaffiliated stockholders. Accordingly, our board of directors has approved the merger agreement and the merger and recommends that you vote "FOR" adoption of thefo merger agreement and approval of the merger. Mr. Wren did not participate in the consideration of or voting on the merger in light of Omnicom's preferred stock investment in Seneca. Neither the special committee nor our board of directors expressed an opinion as to the fairness of the merger to Seneca and its affiliates or to the fairness, either to the recipients or to our other stockholders, of the consideration to be received by the separately selling stockholders.

OPINION OF SALOMON SMITH BARNEY (SEE PAGES 18 TO 24)

    Salomon Smith Barney rendered an opinion to the special committee on June 25, 2001 to the effect that, as of that date, the consideration to be received by the holders of our common stock in the merger was fair, from a financial point of view, to holders of our common stock other than Seneca and its affiliates. The summary of Salomon Smith Barney's opinion is qualified in its entirety by reference to the full text of the opinion. Stockholders are urged to read Salomon Smith Barney's opinion carefully and in its entirety. Salomon Smith Barney's advisory services and opinion were provided for the information of the special committee in its evaluation of the merger and did not constitute a recommendation of the merger or a recommendation to any stockholder as to how such stockholder should vote on any matter relating to the merger.

AGENCY'S POSITION AS TO FAIRNESS OF THE MERGER (SEE PAGES 27 TO 28)

    We believe the merger is fair to our unaffiliated stockholders. Our position is based on a number of factors, including:

    - the fact that our special committee has also concluded that the merger is fair and has recommended its approval;

    - the receipt of a fairness opinion of Salomon Smith Barney; and

    - the fact that the merger consideration of $3.35 per share represents a premium of 63% over the $2.05 closing price per share of our common stock on May 11, 2001, the last full trading day before the public announcement of Seneca's initial proposal to acquire us at $3.00 per share.

THE SENECA FILING PERSONS' POSITION AS TO FAIRNESS OF THE MERGER (SEE PAGES 29
  TO 30)

    The Seneca filing persons believe that the merger is fair to our unaffiliated stockholders based on several factors, including the premium to prior market prices reflected in the merger price, the requirement that holders of 66-2/3% of our common stock (except for Seneca, its affiliates and the separately selling stockholders) approve the transaction and the process followed by the special committee in reviewing and negotiating the merger agreement. This belief, however, should not be construed as a recommendation to you as to how you should vote on the merger. The Seneca filing persons did not solicit or otherwise obtain the advice of an independent party as to the fairness of the merger and, as the acquiring parties in the merger, are not objective in their views with regard to the fairness of the merger.

PURPOSE OF THE MERGER (SEE PAGE 30)

    The purpose of the merger is to permit our stockholders to receive cash for their shares at a premium over recent market prices for their shares and to enable Seneca to obtain 100% ownership of Agency in an orderly fashion.

EFFECTS OF THE MERGER (SEE PAGE 31)

    The merger is a "going-private" transaction for Agency. Upon consummation of the merger, New Agency will be a privately-held corporation. Accordingly, our stockholders will not have the opportunity to participate in any earnings and growth of New Agency after the merger and will not have any right to vote on corporate matters. The reason the acquisition has been structured as a merger is to effect a prompt and orderly transfer of ownership of Agency from our stockholders to Seneca and to provide our stockholders with cash for their shares or the right to receive "fair value" for their shares if they exercise and perfect their appraisal rights under Delaware law.

INTERESTS OF OUR DIRECTORS AND EXECUTIVE OFFICERS IN THE MERGER (SEE PAGES 32 TO
  34)

    In considering the recommendation of the special committee and our board, you should be aware that our executive officers and the members of the special committee and our board of directors have interests in the merger that are in addition to, or different from, the interests of our stockholders generally and that create potential conflicts of interest. These interests include:

    - the accelerated vesting of all outstanding stock options;

    - compensation for serving on the special committee; and

    - the agreement by Seneca to continue existing director and officer indemnification arrangements for six years after the merger.

THE MERGER AGREEMENT

    The merger agreement is attached to this proxy statement as Appendix A.

CONDITIONS TO THE MERGER (SEE PAGES 75 TO 76)

    The obligations of Agency and Seneca are subject to the satisfaction of a number of conditions, including:

    - the merger agreement must be adopted and the merger must be approved by the affirmative vote of the holders of a majority in voting power of all outstanding shares of our common stock and of the holders of 66-2/3% in voting power of all outstanding shares of our common stock that is not held by Seneca and its affiliates or by the separately selling stockholders;

    - the parties' respective representations and warranties in the merger agreement must be true, subject to materiality exceptions;

    - the parties must have materially complied with their respective covenants;

    - the absence of any court order or injunction or other legal restraint or prohibition preventing the consummation of the merger; and

    - the consent of certain option holders to the cancellation of their options upon the effective time of the merger to the extent required by the terms of such option holders' option agreements (other than with respect to no more than 500,000 option shares).

TERMINATION OF THE MERGER AGREEMENT (SEE PAGES 76 TO 77)

    The merger agreement may be terminated, and the merger may be abandoned, at any time prior to the effective time of the merger, whether before or after adoption of the merger agreement and approval of the merger by our stockholders:

    - by mutual written consent of Seneca and us if such termination is also approved by the special committee;

    - by either Seneca or us if the effective time of the merger does not occur on or before December 31, 2001 so long as the failure to complete the merger is not the result of the failure of the terminating party to fulfill any of its obligations under the merger agreement;

    - by either Seneca or us if any government action prohibits the completion of the merger;

    - by Seneca if:

       - the special committee or our board withdraws or modifies its recommendation of the merger agreement or the merger, or

       - Salomon Smith Barney withdraws or modifies its written fairness opinion;

    - by us if:

       - the special committee or our board withdraws or modifies its recommendation of the merger agreement or the merger, or

       - Salomon Smith Barney withdraws or modifies its written fairness opinion;

       and if, in either case, the special committee or our board determines in good faith, after consultation with legal counsel, that the failure to terminate would result in a breach of its fiduciary duties to the stockholders, other than Seneca, its affiliates and the separately selling stockholders, under applicable law;

    - by either Seneca or us if the other party breaches any of its representations, warranties or covenants in the merger agreement in a material way and fails to cure the breach; and

    - by either Seneca or us if the holders of a majority in voting power of all outstanding shares of our common stock and the holders of 66-2/3% in voting power of all outstanding shares of our common stock--other than Seneca and its affiliates or the separately selling stockholders--do not vote to adopt the merger agreement and approve the merger.

EXPENSES (SEE PAGE 77)

    There is no termination or break-up fee payable by us upon termination of the merger agreement for a superior proposal or other events.

    All expenses incurred in connection with the merger agreement and the merger will be paid by the party incurring those expenses. However, in certain circumstances, one party is obligated to pay the expenses of the other. For example, we must pay all the reasonable, out-of-pocket expenses of Seneca if the merger agreement is terminated because the recommendation of our board or the special committee or the opinion of Salomon Smith Barney has been withdrawn or modified or because there is an inaccuracy in or breach of any of our representations or warranties, or we breach or fail to perform any of our covenants in the merger agreement. Moreover, if the requisite stockholder vote at the special meeting is not obtained and the merger agreement could have been terminated because the recommendation of our board or the special committee or the opinion of Salomon Smith Barney has been withdrawn or modified, then we must pay all of Seneca's expenses. Seneca must pay all of our reasonable, out-of-pocket expenses if we terminate the agreement because Seneca has breached or failed to perform any of its respective representations, warranties or covenants in the merger agreement.

APPRAISAL RIGHTS (SEE PAGES 70 TO 73)

    Stockholders who object to the merger may elect to pursue their appraisal rights to receive the statutorily determined "fair value" of their shares, which could be more or less than the $3.35 per share merger consideration. In order to qualify for these rights, you must comply with the Delaware law procedures for exercising appraisal rights.

MATERIAL U.S. FEDERAL TAX CONSEQUENCES (SEE PAGES 38 TO 39)

    The receipt of $3.35 in cash for each share of our common stock will be a taxable transaction for U.S. federal income tax purposes. In general, any gain or loss realized by an individual stockholder in the merger will be eligible for capital gain or loss treatment. Any capital gain or loss recognized by a United States holder will be long-term capital gain or loss if the shares giving rise to the recognized gain or loss have been held for more than one year. Otherwise, the capital gain or loss will be short-term.

    We urge all holders to consult their own tax advisors regarding the specific tax consequences that may result from their individual circumstances as well as foreign, state, local and other tax consequences of the disposition of shares in the merger.

REGULATORY APPROVALS (SEE PAGE 73)

    The merger is not subject to the requirements of the Hart-Scott-Rodino Act or any other regulatory approvals.

FINANCING OF THE MERGER (SEE PAGE 70)

    The total amount of funds required to consummate the merger and to pay Seneca's related fees and expenses is estimated to be approximately $57 million. The merger is not conditioned on any financing arrangements and Seneca has represented to us in the merger agreement that it has cash and other capital resources sufficient to satisfy its obligations under the merger agreement.

                           FORWARD LOOKING STATEMENTS

    Some statements contained in this proxy statement are forward-looking statements. The words and phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimates," "projects," "believes," "plans," or similar expressions, are intended to identify "forward-looking statements" and include, without limitation, our expectations regarding sales, earnings or other future financial performance and liquidity, and general statements about future operations and operating results. Although we believe that our expectations are based on reasonable assumptions within the bounds of our knowledge of our business and operations, there can be no assurance that actual results will not differ materially from our expectations. Factors that could cause actual results to differ from expectations include, without limitation:

    - the failure to consummate the merger, including the failure to obtain the necessary approval of our stockholders;

    - conditions in the interactive services business generally and as they have affected, and may in the future affect, us;

    - the absence of reliable forecasts of our future results of operations in light of current business conditions;

    - the failure to obtain the settlement and dismissal of the class action litigations; and

    - the risk factors and other items that are contained in our reports and documents filed from time to time with the SEC.

    We undertake no obligation to publicly update or revise any forward-looking statements made in this proxy statement or elsewhere whether as a result of new information, future events or otherwise.

                                  INTRODUCTION

    This proxy statement is furnished in connection with the solicitation of proxies by our board of directors for a special meeting of stockholders to be held on October 31, 2001 at 9:00 AM, local time, at 20 Exchange Place, 50th Floor, New York, New York 10005, or at any adjournment or postponement of the special meeting. Shares of our common stock represented by properly executed proxies received by us will be voted at the special meeting or any adjournment or postponement of the special meeting in accordance with the terms of those proxies, unless revoked.

PROPOSAL TO BE CONSIDERED AT THE SPECIAL MEETING

    At the special meeting, you will consider and vote upon a proposal to adopt the merger agreement, dated June 26, 2001, by and among Agency, Seneca and E-Services Investments, a wholly-owned subsidiary of Seneca, and to approve the merger of E-Services Investments with and into us.

    At the effective time of the merger, the separate existence of E-Services Investments will cease, and we will be the surviving corporation and a wholly-owned subsidiary of Seneca. In the merger:

    - each outstanding share of our common stock--other than those shares held in our treasury, held by stockholders who perfect their appraisal rights under Delaware law or held by Seneca or any of its affiliates, or certain of the shares that may be agreed to be sold by the separately selling stockholders--will be converted into the right to receive $3.35 in cash, without interest and less any applicable withholding taxes;

    - it is intended that each outstanding option to purchase our common stock will be cancelled in exchange for the right to receive a cash payment, without interest and less any applicable withholding taxes, equal to the difference between the $3.35 per share merger consideration and the per share exercise price of the option, to the extent that difference is a positive number, multiplied by the number of shares subject to the option (see "Merger--The Merger Agreement--Stock Options"); and

    - all of the membership interests of E-Services Investments will be converted into an aggregate of 100 shares of common stock of New Agency.

    Stockholders who perfect their appraisal rights under Delaware law will be entitled to receive from New Agency a cash payment in the amount of the "fair value" of their shares, determined in accordance with Delaware law. After the merger, these shares will not represent any interest in New Agency other than the right to receive this cash payment. See "The Merger--Appraisal Rights."

VOTING RIGHTS; VOTE REQUIRED FOR APPROVAL

    Only stockholders of record at the close of business on September 24, 2001, referred to as the "record date," are entitled to notice of and to vote at the special meeting. On that date, there were approximately 725 holders of record of our common stock and 39,100,520 shares of our common stock outstanding, of which 14,891,968 shares were held by stockholders other than Seneca and its affiliates and the separately selling stockholders. (If it is assumed that the October 1, 2001 contribution of 1,449,501 shares of our common stock back to the capital stock of Agency by some separately selling stockholders had occurred prior to the record date, then there would have been 37,651,019 shares of our common stock outstanding on the record date, of which 14,891,968 shares would have been held by stockholders other than Seneca and its affiliates and other than the separately selling stockholders.) Each share of common stock entitles the holder to cast one vote at the special meeting.

    Any stockholder entitled to vote may vote either in person or by properly executed proxy. The presence, in person or by proxy, of the holders of a majority in voting power of the shares of our common stock outstanding on the record date is necessary to constitute a quorum at the special meeting. Abstentions and broker non-votes are counted for the purpose of establishing a quorum at the special meeting.

    The merger agreement must be adopted and the merger must be approved by the affirmative vote of the holders of a majority in voting power of all outstanding shares of our common stock and of the holders of 66 2/3% in voting power of all outstanding shares of our common stock not held by Seneca and its affiliates or that may be agreed to be sold by the separately selling stockholders to Seneca. Abstentions and broker non-votes will have the effect of a vote "AGAINST" the adoption of the merger agreement and approval of the merger. The votes will be tabulated by American Stock
Transfer & Trust Company, our transfer agent.

    Each of our directors and officers not currently affiliated with Seneca has indicated that he or she intends to vote his or her shares in favor of the adoption of the merger. If our board of directors or the special committee withdraws or changes its recommendation to approve the merger, and if the merger agreement has not been terminated by Agency, Seneca or E-Services Investments, then we will still hold the special meeting for the stockholders to vote on the merger and the merger agreement.

VOTING AND REVOCATION OF PROXIES

    All shares of our common stock represented by properly executed proxies received prior to or at the special meeting and not revoked will be voted in accordance with the instructions indicated in those proxies. If no instructions are indicated, the proxies will be voted "FOR" the proposal to adopt the merger agreement and approve the merger.

    A stockholder may revoke its proxy by:

    - delivering to our corporate secretary at our corporate offices at 20 Exchange Place, New York, New York 10005, on or before the business day prior to the special meeting, a later dated, signed proxy card or a written revocation of the proxy;

    - delivering a later dated, signed proxy card or a written revocation to us at the special meeting prior to the taking of the vote on the merger agreement and the merger;

    - attending the special meeting and voting in person; or

    - if you have instructed a broker to vote your shares, following the directions received from your broker to change those instructions.

    Revocation of the proxy will not affect any vote previously taken. Attendance at the special meeting will not in itself constitute the revocation of a proxy; you must vote in person at the special meeting.

    Our board of directors is not currently aware of any business to be brought before the special meeting other than that described in this proxy statement. However, if other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to those matters.

SOLICITATION OF PROXIES; EXPENSES OF SOLICITATION

    We will bear the expenses in connection with the solicitation of proxies. Upon request, we will reimburse brokers, dealers and banks, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy material to the beneficial owners of shares which those persons hold of record. Solicitation of proxies will be made principally by mail. Proxies also may be solicited in person or by telephone, facsimile or other means by our directors, officers and regular employees. These individuals will receive no additional compensation for these services, but will be reimbursed for any transaction expenses incurred by them in connection with these services.

    We have retained Morrow & Co., Inc. for a fee of approximately $10,000, plus transaction expenses, to assist in the identification of our stockholders. We may also retain Morrow to assist in the dissemination of proxy materials to our stockholders, including brokerage houses and other custodians, nominees and fiduciaries. Morrow may disseminate proxy material and solicit proxies by mail, telephone, facsimile or other means. Seneca has agreed to bear these expenses in the event that the merger does not occur.

    We are mailing this proxy material to stockholders on or about October 8, 2001.

                                SPECIAL FACTORS

BACKGROUND OF MERGER

INITIAL PUBLIC OFFERING AND SUBSEQUENT EVENTS

    We completed an initial public offering of 6.8 million shares of common stock in December 1999 at $26.00 per share. Like other initial public offerings of technology-oriented companies in this period, our offering was generally well received in the capital markets and shares of our common stock traded up to over $90.00 per share shortly after the initial public offering.

    We experienced double-digit sequential quarterly revenue growth during 1999 and in the first three quarters of 2000:

                                                              YEAR-OVER-YEAR
                          REVENUE     SEQUENTIAL QUARTERLY      QUARTERLY
                PERIOD  IN MILLIONS     REVENUE GROWTH %     REVENUE GROWTH %
                ------  -----------   --------------------   ----------------
                 1999
                  Q1       $ 8.9               19%                  65%
                  Q2       $21.5              142%                 199%
                  Q3       $26.1               21%                 308%
                  Q4       $31.3               20%                 317%
                 2000
                  Q1       $38.5               23%                 333%
                  Q2       $50.2               30%                 133%
                  Q3       $57.3               14%                 120%

    Until our growth rate began to slow at the end of 2000, we dramatically increased our headcount, made substantial real estate, technology and other commitments and generally increased our cost base in anticipation of continued strong growth. While we had losses in this period, our expectation was that our operations would become profitable due to continued revenue growth and a flattening of the rate of increase in our cost structure.

    However, toward the end of the fourth quarter of 2000, like other e-services companies, our growth rate began to dramatically slow. Since the fourth quarter of 2000, our growth rate has been negative.

                                                              YEAR-OVER-YEAR
                          REVENUE     SEQUENTIAL QUARTERLY      QUARTERLY
                PERIOD  IN MILLIONS     REVENUE GROWTH %     REVENUE GROWTH %
                ------  -----------   --------------------   ----------------
                 2000
                  Q4       $56.0               (2)%                 79 %
                 2001
                  Q1       $41.1              (27)%                  7 %
                  Q2       $25.8              (37)%                (49)%

    In response to these market conditions, in December 2000, we announced that we were reducing our workforce by 190 people and taking a $12.9 million pretax restructuring charge; in May 2001, we announced another workforce reduction, this time involving 350 people, resulting with other actions in an additional pretax restructuring charge of $28.3 million; and in September 2001, we announced another reduction in our workforce of approximately 200 employees, resulting with other actions in anticipated additional pretax restructuring charges between approximately $18 and $23 million.

    We continue to believe that we are one of the leading e-business services companies. However, in light of the dramatic change in current market conditions and intermediate term prospects, early in 2001, our management, with the assistance of Salomon Smith Barney Inc., began to explore our strategic alternatives on a preliminary basis. Among other things, Salomon Smith Barney contacted 83 companies or investment firms seeking to determine whether any of them would be interested in pursuing a possible investment, business combination or other strategic transaction with us. Five of these parties expressed some preliminary interest in reviewing information about us. However, except for Omnicom Group Inc., none of them made any proposal for an acquisition of Agency or other strategic transaction or, in the opinion of our management, expressed serious interest in pursuing a possible transaction. Other than the efforts of Salomon Smith Barney, Agency did not pursue any other specific alternative transactions in lieu of the proposed merger.

    Omnicom had made a substantial equity investment in us prior to our initial public offering and two of Omnicom's executives, including Mr. Wren, were members of our board of directors at the time of our initial public offering.

SENECA'S FORMATION

    In an informal discussion in late March 2001, Mr. Wren indicated to Chan Suh, our chief executive officer, that Omnicom was considering the formation of a new company to hold certain of Omnicom's e-services investments, including our shares of common stock. Mr. Wren also indicated that, if the new company was formed, he anticipated that the new company would desire to engage in substantive discussions involving strategic transactions with us.

    On April 2, 2001, Omnicom and Pegasus Partners II, LP, a private investment firm previously unaffiliated with us or Omnicom, announced an agreement in principle to organize Seneca with the objective of maximizing consolidation and other strategic opportunities among companies in the e-services consulting and professional services marketplace. On May 2, 2001, Seneca was formed by Pegasus Partners, Pegasus E-Services Holdings LLC and Omnicom.

    Pegasus Partners is wholly owned by Pegasus Capital LLC, a private investment firm. Pegasus E-Services Holdings owns all of Seneca's common stock. Omnicom is one of the world's leading corporate communications companies. Its shares are traded on the New York Stock Exchange. Omnicom owns 8.5% cumulative nonconvertible preferred stock in Seneca having an aggregate liquidation preference of $325.0 million.

    In connection with Seneca's formation, Omnicom contributed all of the equity of Communicade LLC, a wholly owned subsidiary of Omnicom, to Seneca. At that time, Communicade held investments in 16 e-services companies, including 33.5% of our outstanding shares of our common stock, assuming the exercise of outstanding warrants to purchase shares of our common stock but not options.

    Upon Seneca's formation, Bruce Redditt, one of the two Omnicom officers who were members of our board of directors resigned, and Communicade's employees became employees of Seneca. In addition, Seneca acquired beneficial ownership of warrants to purchase an additional 5,168,000 shares of our common stock in privately negotiated transactions for a total price, including assumed debt, of $15.5 million.

DISCUSSIONS LEADING TO THE SHARE PURCHASE AGREEMENT

    Following the April 2, 2001 announcement of the formation of Seneca, executives of Omnicom, including Mr. Wren, Omnicom's chief executive officer, approached Mr. Suh, Mr. Shannon and Mr. Trush with respect to preliminary discussions of basic concepts for Seneca's possible acquisition of the Agency common shares owned by certain management stockholders. The underlying concept being discussed was that Messrs. Suh, Shannon and Trush, and possibly other management stockholders, would sell their Agency shares to Seneca in exchange for an initial cash payment, with subsequent payments based on Agency's future results of operations. On April 25, 2001, Messrs. Suh and Wren discussed various terms for the possible earn-out structure which were eventually reflected in the share purchase agreement described below, including the timing of the payments to be made, the multiple of profit before tax to be used in calculating the earn-out payments and the structure for the initial payments to be made. As a result, the parties agreed that the terms discussed would be adjusted to accelerate the timing of certain of the earnout payments and the multiple of Agency's profits would be lower. These discussions were preliminary in nature and Messrs. Suh, Shannon and Trush were informed that there could necessarily be no agreement on the possible transaction until Seneca was formally organized.

    On April 26, 2001, Mr. Suh informed our board of directors of the discussions relating to the possible sale of senior management's Agency shares to Seneca. Seneca was formally organized and acquired the Agency common shares previously owned by Communicade Investment Company of

Nevada, Inc., an Omnicom subsidiary, on May 2, 2001. From May 3, 2001 through May 12, 2001, the various parties and their counsel had ongoing discussions of the terms for Seneca's possible acquisition of the management shares.

    Our board of directors met on May 12, 2001. Mr. Wren did not attend or otherwise participate in the meeting. At that meeting, Messrs. Suh, Shannon and Trush informed the board of the terms being discussed for the possible sale of their shares to Seneca. Mr. Suh also informed the Board that he anticipated that a proposal to acquire the remaining outstanding shares of Agency was forthcoming from Seneca, although no details about such a proposal were currently available from Seneca. The board of directors established a special committee of directors composed of Messrs. Rayport and DeLong to consider the proposal and negotiate on behalf of the unaffiliated stockholders.

    During the period from May 2, 2001 through May 12, 2001, representatives of the parties had many discussions of numerous points relevant to the possible stock sale; no one meeting was pivotal to the progress of the discussions. The parties and their legal counsel negotiated the terms of the share purchase agreement on a substantially continuous basis throughout the weekend of May 12, 2001. The parties reached final agreement on May 14, 2001 and the agreement was announced later that day.

SHARE PURCHASE AGREEMENT

    On May 14, 2001, Seneca and E-Services Investments entered into a share purchase agreement with Chan Suh, our chief executive officer, and Kyle Shannon and Kenneth Trush, two of our executive vice presidents. Under this agreement, Seneca agreed to purchase an additional 8,966,715 shares of our common stock.

    The original agreement provided for an initial payment of $0.94 per share to be paid at the closing of the share purchase agreement, and a payment of $0.47 per share to be paid if Seneca acquires 100% of our common stock or, if the acquisition did not occur, a payment based on the dividends paid to our stockholders during the two year period following the closing of the purchase of the shares from the separately selling stockholders. The remaining purchase price payable for these shares was based upon an earn-out formula which, in general, is a multiple of our company's average annual profit after tax for the four years ending December 31, 2006.

    On September 30, 2001, the share purchase agreement was amended to extend the closing date deadline to October 1, 2001. On October 1, 2001, the agreement was amended further to include Eamonn Wilmott, also one of our executive officers, as a selling stockholder, and Messrs. Suh, Shannon, Trush and Wilmott sold an aggregate of 7,998,774 shares of our common stock to Seneca. In addition, the following amendments were made to the share purchase agreement:

    - Under the amended agreement, some of the separately selling stockholders contributed approximately 1.45 million shares back to the capital of Agency. Some selling stockholders further agreed to have their options to purchase our common stock cancelled.

    - The payment of $0.47 per share, which was to be made upon the closing of the merger under the terms of the original share purchase agreement, was eliminated under the amended agreement.

    - The earn-out formulas, which calculated future payments to be made under the original agreement, were revised in a number of respects in the amended agreement.

    Also, in connection with the closing of the sale of the separately selling stockholders' shares to Seneca, the following occurred:

    - The parties agreed that Agency could establish retention and incentive arrangements for Agency employees, including officers, as contemplated by the original share purchase agreement. Under this arrangement, Agency expects to pay an aggregate of $1.3 million of retention bonuses to Agency employees, which may include executive officers. Subsequent incentive cash bonuses would be paid based upon the earnings of Agency, would be calculated in accordance with earn-out formulas substantially similar to those described below and would be based on an equivalent of approximately
      2.9 million shares.

    - Agency agreed to release liens on shares pledged to Agency by Messrs. Suh, Shannon and Wilmott in order to enable the sale of their shares of Agency common stock to Seneca. Agency retained a lien on the earn-out proceeds owed with respect to those shares under the amended share purchase agreement, other than the payment made upon the closing of the agreement. See "Special Factors--Relationships Among Agency and Our Directors and Officers--Indebtedness of Management."

    In addition, the amended share purchase agreement allows some of our other officers and employees who own shares of our common stock to join the agreement as parties and also sell their shares to Seneca on the same terms as Messrs. Suh, Shannon, Trush and Wilmott.

    The amended share purchase agreement provides for the following payments to be paid to selling stockholders:

Closing of stock purchase................  $0.9433 per share
2003.....................................  74.55% of PBT
2004.....................................  37.28% of PBT
2005.....................................  57.45% of (2003 NI + 2004 NI), minus prior payments
2006.....................................  57.45% of (2003 NI + 2004 NI + 2005 NI),
                                           minus prior payments
2007.....................................  19.15% of (2003 NI + 2004 NI + 2005
                                           NI + 2006 NI) X M, minus prior payments

    For this purpose:

    - "M" will be 2.5 if the quotient of PBT for 2003 to 2006 over Agency's consolidated revenues for 2003 to 2006 is 12%, and will be 3.0 if such quotient is 12% or higher;

    - "PBT" means our consolidated net income (or loss) before incomes taxes determined in accordance with generally accepted accounting principles, subject to technical adjustments specified in the amended share purchase agreement;

    - "NI" means PBT after taking into account taxes; and

    - Amounts in the table above assume that the total number of shares sold under the amended share purchase agreement is 7,998,774, which is the number of shares that were sold on October 1, 2001. To the extent other separately selling stockholders join the agreement, all payments will be adjusted accordingly.

As part of the amendments to the share purchase agreement, the parties also agreed that some portion of the payments to Messrs. Suh, Shannon and Wilmott, other than the initial closing payment of $0.94 per share, will be offset by $367,500, $183,750 and $50,362, respectively.

    Accordingly, selling stockholders under the amended share purchase agreement have received or will receive $0.94 per share in cash upon the closing of the sale of their shares plus, if applicable, earn-out payments on the basis summarized above. Under definitions and formulas in the agreement and described above, our PBT was less than zero for the years 1998, 1999 and 2000 and for the first six months of 2001. In all events, the amount that the selling stockholders will receive under the share purchase agreement will depend on our future results of operations. These amounts may be higher or lower than the $3.35 per share of common stock to be paid in the merger.

MAY 14TH MERGER PROPOSAL

    At the time of the execution of the share purchase agreement, Seneca proposed to acquire all of our remaining outstanding shares of common stock at $3.00 per share in cash. Our board of directors formed a special committee in anticipation of this proposal. The special committee was advised by Salomon Smith Barney with regard to financial matters and Ropes & Gray and Richards, Layton & Finger with regard to legal matters. Salomon Smith Barney acted as one of the principal underwriters and Ropes & Gray acted as counsel to the underwriters in our initial public offering in December 1999. The members of the special committee were Jeffrey F. Rayport and Thomas G. DeLong, who are neither parties to the share purchase agreement, nor employees or otherwise affiliated with Seneca or Agency. However, both of these individuals have served as faculty members at Omnicom University, a management training program sponsored by Omnicom for its executives. See "Special Factors--Relationships Among Seneca, Omnicom and Our Directors and Officers" for a discussion of these relationships and the interests of management and others in the transaction.

    The members and representatives of the special committee and Seneca met on a number of occasions and otherwise conducted discussions and negotiations over an approximately six-week period with respect to Seneca's May 14th proposal. The committee met on eight occasions in connection with Seneca's proposal. On May 20, 2001, the committee retained unaffiliated representatives Salomon Smith Barney, as its financial advisor, and Ropes & Gray and Richards, Layton & Finger, as its legal advisors, to act on behalf of our unaffiliated stockholders for purposes of negotiating the terms of the merger and preparing a report concerning the fairness of the merger. The committee also reviewed presentations on various topics, including the prior efforts to identify a party interested in pursuing a possible acquisition of Agency or other strategic transaction. The committee next met on May 31, 2001, at which time it reviewed a presentation on the legal duties of the committee members, present conditions and the difficulty in assessing the future prospects of our business, comparable companies and other matters. The committee met again on June 12 and June 15, 2001 to discuss the status of discussions with Seneca.

    The special committee, Seneca and their respective legal and, in the case of the committee, financial advisors had two face-to-face meetings on June 6 and 8, 2001, as well as numerous telephonic conversations. In those discussions, among other things, the members and representatives of the special committee encouraged Seneca to enhance its May 14th proposal. Representatives of Seneca informed the members and representatives of the special committee that Seneca believed that its May 14th proposal was substantively and procedurally fair in light of various factors, including recent market prices for shares of our common stock, the difficulty in assessing our future prospects in light of rapidly declining general conditions in our business and the fact that Seneca's proposal had been structured to require approval of the holders of two-thirds of our shares of common stock not owned or under contract to be purchased by Seneca.

    However, at the June 8, 2001 meeting, the chief executive officer of Seneca, Michael Tierney, informed the special committee that Seneca might be willing to consider an approximately 10% increase in the price proposed to be paid in the merger solely to facilitate the prompt resolution of the ongoing discussions, but only if the special committee indicated that it believed it would be willing to support such a price, Salomon Smith Barney told the special committee that, pending completion of its analyses, such firm preliminary concluded that it likely would be prepared to render a fairness opinion concerning such a transaction, the parties were able to negotiate definitive documentation providing for the transaction and certain litigation challenging the May 14th proposal was dismissed or settled on terms satisfactory to Seneca. See "Information About Agency--Legal Proceedings." At the June 8, 2001 meeting, the special committee indicated that it was not prepared to support such a transaction at that time and requested from Seneca a price of at least $3.50 per share. However, the representatives of the special committee, Agency and Seneca continued to discuss the possible transaction during the following week.

    On June 15, 2001, Mr. Tierney indicated to the special committee that Seneca would be willing to consider increasing the proposed merger price to $3.35 per share, subject to the same preconditions discussed at the June 8th meeting.

    On June 18, 2001, the special committee received a financial presentation from Salomon Smith Barney regarding the fairness of the $3.35 per share price. See "Special Factors--Opinion of Salomon Smith Barney." At this meeting, Salomon Smith Barney informed the committee that, pending completion of its analyses, Salomon Smith Barney had preliminarily concluded that, if requested, it would be able to render an opinion that a $3.35 per share price to non-Seneca stockholders would be fair from a financial point of view to our unaffiliated stockholders.

    Representatives of the parties pursued satisfaction of the preconditions established by Seneca to consider increasing the merger price during the next several days. Among other things, representatives of the special committee, Seneca and Agency engaged in substantially constant negotiations during this period regarding the merger documentation and also held discussions with representatives of certain of our stockholders who had commenced lawsuits in Delaware challenging Seneca's May 14th proposal. The efforts culminated in substantial agreement on the form of the merger documentation by June 25, 2001 and on an agreement in principle to settle the litigation on June 26, 2001.

    At various times during the week of June 18th, as well as in prior discussions, the special committee made several efforts to convince Seneca to increase the proposed price, including contacting Mr. Tierney on several occasions that week and Mr. Wren, on June 23rd. However, Seneca consistently expressed its opinion that it believed that its $3.00 per share proposal on May 14, 2001 was substantively and procedurally fair and that it had only indicated a willingness to consider enhancing the price to ensure a prompt resolution of the negotiations and the litigation. Mr. Wren referred the matter to Seneca, but also expressed his personal view that he did not expect that Seneca would increase the merger price beyond $3.35.

    On June 25, 2001, the special committee met to consider a merger involving payment to non-Seneca stockholders, which includes all of our unaffiliated stockholders, of $3.35 per share. Following an adjournment to finalize the material terms of the proposed merger agreement, the meeting reconvened. The terms of the merger agreement were reviewed with the special committee. Salomon Smith Barney rendered its oral opinion, confirmed by a written opinion dated June 25, 2001, that, as of such date, the $3.35 per share merger consideration to be received by our unaffiliated stockholders was fair, from a financial point of view, to such stockholders. Following extensive discussion and consideration, the special committee determined that the merger was fair, and recommended approval of the transaction, along with the associated merger agreement, by our board of directors. Later that day, our board of directors, based in part on the special committee's recommendation, but subject to finalization of merger documentation and the execution of an agreement with the plaintiffs in the Delaware stockholder litigation to settle the action, which was not concluded until June 26, 2001:

    - determined that it is fair to and in the best interests of us and our unaffiliated stockholders to consummate the merger on the terms and subject to the conditions of the merger agreement,

    - approved and declared the advisability of the merger agreement and the merger, and

    - resolved to recommend that our stockholders adopt the merger agreement.

    On June 26, 2001, representatives of the parties completed the preparation of the merger agreement and a memorandum of understanding settling the Delaware litigation. We publicly announced the merger on the same day.

OPINION OF SALOMON SMITH BARNEY

    Salomon Smith Barney was retained to act as financial advisor to the special committee in connection with the merger. Pursuant to Salomon Smith Barney's engagement letter with us, dated March 28, 2001, Salomon Smith Barney rendered an opinion to the special committee on June 25, 2001 to the effect that, based upon and subject to the considerations and limitations set forth in the opinion, its work described below and other factors it deemed relevant, as of that date, the consideration to be received by the holders of our common stock in the merger was fair, from a financial point of view, to holders of our common stock other than Seneca and its affiliates, which includes all of our unaffiliated stockholders.

    The full text of Salomon Smith Barney's opinion, which sets forth the assumptions made, general procedures followed, matters considered and limits on the review undertaken, is included as Appendix B to this document. The summary of Salomon Smith Barney's opinion set forth below is qualified in its entirety by reference to the full text of the opinion. Stockholders are urged to read Salomon Smith Barney's opinion carefully and in its entirety.

    In arriving at its opinion, Salomon Smith Barney:

    - reviewed a draft of the merger agreement, dated June 25, 2001, and held discussions with certain of our senior officers and other representatives and advisors concerning our businesses, operations and prospects;

    - examined publicly available business and financial information relating to Agency, financial analysts' forecasts, as well as three hypothetical business cases, which were prepared by our management prior to the erosion of our business earlier this year and which do not represent forecasts by our management of our future performance, and information and data of Agency which were provided to or otherwise discussed with Salomon Smith Barney by our management;

    - reviewed the financial terms of the merger as set forth in the merger agreement in relation to, among other things, current and historical market prices and trading volumes of our common stock, the historical earnings and other operating data of Agency, projected earnings of Agency based on financial analysts' projections, and the three hypothetical business cases prepared by our management and the historical capitalization and financial condition of Agency;

    - considered, to the extent publicly available, the financial terms of other similar transactions recently effected which Salomon Smith Barney considered relevant in evaluating the merger and analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies whose operations Salomon Smith Barney considered relevant in evaluating those of Agency; and

    - conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as Salomon Smith Barney deemed appropriate in arriving at its opinion.

    In rendering its opinion, Salomon Smith Barney assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or furnished to or otherwise reviewed by or discussed with it, and further relied on the assurances of our management that they were not aware of any facts that would make any of such information inaccurate or misleading. With respect to financial and other information and data provided to or otherwise reviewed by or discussed with Salomon Smith Barney, Salomon Smith Barney was advised by our management that this information and data had been reasonably prepared. Salomon Smith Barney expressed no view with respect to such other information and data or the assumptions on which they were based. Salomon Smith Barney did not make and was not provided with an independent evaluation or appraisal of our assets or liabilities (contingent or otherwise), nor did it make any physical inspection of our properties or assets. Salomon Smith Barney assumed that the final terms of the merger agreement would not vary materially from those set forth in the draft reviewed by it. Salomon Smith Barney further assumed that the merger would be consummated in accordance with the terms of the merger agreement without waiver of any of the conditions precedent to the merger contained in the merger agreement.

    As of the date of its opinion, Salomon Smith Barney was not requested to consider, and its opinion did not address, the relative merits of the merger as compared to any alternative business strategies that might exist for us or the effect of any other transaction in which we might engage. Salomon Smith Barney was advised by the special committee, and took into account in the course of its analyses, that Seneca:

    - beneficially owns 38% of our outstanding common stock,

    - has entered into an agreement to purchase an additional 24% of our outstanding common stock, and

    - informed the special committee that it is unwilling to sell its common stock.

    Salomon Smith Barney's opinion necessarily was based on information available to it and financial, stock market and other conditions and circumstances existing and disclosed to it as of the date of its opinion.

    Salomon Smith Barney's advisory services and opinion were provided for the information of the special committee in its evaluation of the merger and did not constitute a recommendation of the merger or a recommendation to any stockholder as to how such stockholder should vote on any matter relating to the merger.

    In connection with rendering its opinion, Salomon Smith Barney made a presentation to the special committee on June 18, 2001, with respect to the material analyses performed by Salomon Smith Barney in evaluating the fairness of the consideration to be received by the holders of our common stock in the merger. The following is a summary of that presentation. The summary includes information presented in tabular format. In order to understand fully the financial analyses used by Salomon Smith Barney, these tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The following quantitative information, to the extent it is based on market data, is, except as otherwise indicated, based on market data as it existed at or prior to June 15, 2001, and is not necessarily indicative of current or future market conditions.

PRECEDENT TRANSACTIONS ANALYSIS

    Salomon Smith Barney reviewed publicly available information for 27 pending or completed merger or acquisition transactions announced since March 3, 1998 involving public companies in the information technology services and Internet consulting sectors.

    For each precedent transaction, Salomon Smith Barney derived and compared, among other things:

    - the premium based on the consideration paid or proposed to be paid in the transaction over the firm value of the acquired company

    - 1 day prior to announcement of the transaction,

    - 30 days prior to announcement of the transaction, and

    - 60 days prior to announcement of the transaction; and

    - the ratio of the firm value of the acquired company based on the consideration paid or proposed to be paid in the transaction to the

    - revenue of the acquired company,

    - earnings before interest expense and taxes (EBIT) of the acquired company, and

    - earnings before interest expense, taxes, depreciation and amortization (EBITDA) of the acquired company, in each case, for the last twelve-month period ending prior to the announcement of the transaction for which financial results were available.

    With respect to the financial information for the companies involved in the precedent transactions, Salomon Smith Barney relied on information provided by Securities Data Corporation as well as information available in public documents. Securities Data Corporation compiles summaries of merger and financing information published by certain investment banks, market research firms and trade associations. Salomon Smith Barney calculated firm value as the sum of the value of:

    - all shares of common stock, assuming the exercise of all in-the-money options, warrants and convertible securities, less the proceeds from such exercise; plus

    - non-convertible indebtedness; plus

    - non-convertible preferred stock; plus

    - minority interests; plus

    - out-of-the-money convertible securities; minus

    - investments in unconsolidated affiliates and cash.

    The following table sets forth the results of these analyses.

PREMIUM:                                                 RANGE        MEDIAN     MEAN
--------                                             --------------   ------   --------
(a) 1 day prior to announcement....................  (47.1)%-102.2%   26.3%     28.0%
(b) 30 days prior to announcement..................  (30.5)%-135.3%   53.8%     52.9%
(c) 60 days prior to announcement..................   (42.8)%-97.9%   35.2%     37.8%

RATIO OF FIRM VALUE OF ACQUIRED COMPANY TO:
---------------------------------------------------
(a) Revenue for the 12-month period prior to
  announcement.....................................      0.3x-16.9x    2.8x      4.2x
(b) EBIT for the 12-month period prior to
  announcement.....................................    25.9x-221.1x   56.2x     75.1x
(c) EBITDA for the 12-month period prior to
  announcement.....................................    14.7x-160.6x   35.6x     49.5x

    Of these 27 pending or completed merger or acquisition transactions involving public companies, Salomon Smith Barney concluded that four were most relevant in evaluating the merger because they are the most recent transactions involving companies of size comparable to, and that offer services similar to those offered by, us. Salomon Smith Barney considered the following four transactions most relevant in evaluating the merger:

   ANNOUNCEMENT DATE                    ACQUIROR                              ACQUIRED COMPANY
------------------------  -------------------------------------  ------------------------------------------
June 14, 2001...........              CIBER, Inc.                             Aris Corporation
May 23, 2001............           eXcelon Corporation               C-bridge Internet Solutions, Inc.
May 14, 2001............           Motient Corporation                    Rare Medium Group, Inc.
April 19, 2001..........     International Business Machines                 Mainspring, Inc.
                                       Corporation

    The following table sets forth the results of the analyses of these four transactions. In the table, "NM" indicates that the analysis did not produce a meaningful result because the subject company did not have EBIT or EBITDA for the relevant period.

                                                                 RANGE        MEDIAN      MEAN
                                                              ------------   --------   --------
PREMIUM:
  (a) 1 day prior to announcement...........................  (47.1)%-47.7%    35.5%      17.9%
  (b) 30 days prior to announcement.........................  (30.5)%-90.9%    67.0%      48.6%
  (c) 60 days prior to announcement.........................  (42.8)%-69.2%    16.2%      14.7%

RATIO OF FIRM VALUE OF ACQUIRED COMPANY TO:
  (a) Revenue for the 12-month period prior to
    announcement............................................     0.3x-0.4x     0.4x       0.4x
  (b) EBIT for the 12-month period prior to announcement....            NM       NM         NM
  (c) EBITDA for the 12-month period prior to
    announcement............................................            NM       NM         NM

    Based on this data, Salomon Smith Barney derived a range for the implied equity value per share of our common stock of $2.79 to $3.66. Salomon Smith Barney noted that the price to be paid per share of our common stock in the merger of $3.35 was within the range derived for the implied equity value per share of our common stock using the precedent transactions analysis.

COMPARABLE COMPANIES ANALYSES

    Salomon Smith Barney compared financial, operating and stock market information for Agency, as well as analysts' forecasts with the same information for selected publicly traded companies that conduct businesses, and have financial and other characteristics, similar to those of Agency. The selected comparable companies considered by Salomon Smith Barney were:

    - Digitas Inc.

    - Modem Media, Inc.

    - Organic Inc.

    - Razorfish, Inc.

    For Agency and the selected comparable companies, Salomon Smith Barney derived and compared, among other things:

    - the ratio of the closing price per common share of each company on June 15, 2001, to (a) its estimated earnings per share (EPS) for 2001 and
      (b) its estimated EPS for 2002;

    - the five year estimated EPS growth rate of each company as of June 15, 2001; and

    - the ratio of each company's firm value to (a) its revenue earned over the last 12 months (as of March 31, 2001), (b) its estimated revenue for 2001, and (c) its estimated revenue for 2002.

    The forecasted financial information used by Salomon Smith Barney for the selected comparable companies and Agency in the course of these analyses was based on information published by First Call Corporation and on financial analysts' projections. First Call Corporation compiles summaries of financial forecasts published by various investment banking firms. Calculations were made based on the closing price per share of each company's common stock on June 15, 2001. In deriving ratios for the selected comparable companies, Salomon Smith Barney made certain adjustments to the relevant data to take into account certain unusual and nonrecurring items.

    The following table sets forth the results of these analyses. In the table, "NM" indicates that no meaningful result could be derived because the subject company was not expected to have EPS for the relevant period.

                                                   COMPARABLE COMPANIES AT JUNE 15, 2001         AGENCY AT
                                                               CLOSING PRICE                   CLOSING PRICE
                                                  ---------------------------------------       ON JUNE 15,
                                                     RANGE          MEDIAN         MEAN            2001
                                                  -----------      --------      --------      -------------
RATIO OF CLOSING COMMON SHARE PRICE TO:
  (a) Estimated EPS for 2001....................   47.9x-47.9x       47.9x         47.9x              NM
  (b) Estimated EPS for 2002....................   20.5x-37.0x       28.7x         28.7x              NM

5-YEAR ESTIMATED EPS GROWTH.....................   25.0%-40.0%       27.5%         30.0%            15.0%(1)

RATIO OF FIRM VALUE TO:
  (a) Revenue for the 12-month period prior to
      March 31, 2001............................  (0.2)x-1.1x        0.6x          0.6x             0.3x
  (b) Estimated Revenue for 2001................  (0.2)x-1.2x        0.7x          0.7x             0.4x(1)
  (c) Estimated Revenue for 2002................  (0.2)x-1.0x        0.6x          0.6x             0.4x(1)

------------------------

(1) Based on financial analysts' forecasts.

    Based on this data, Salomon Smith Barney derived a range for the implied equity value per share of our common stock of $2.28 to $3.39. Salomon Smith Barney then applied a premium of 30% to 50% to that range based on the premiums paid in the precedent transactions described above, and derived a range of $2.97 to $5.09 for the implied equity value per share of our common stock. Salomon Smith Barney noted that the price to be paid in the merger of $3.35 per share falls within the ranges derived for the implied equity value per share of our common stock using the comparable companies analysis.

SHARE PURCHASE AGREEMENT

    As part of its analysis, Salomon Smith Barney used a discounted cash flow methodology to derive the net present value of the amounts payable under the share purchase agreement among Seneca and certain of our senior managers, including our chief executive officer. Under that agreement as initially agreed to, the separately selling stockholders would have received $1.41 per share plus earn-out payments, the amount of which is dependent upon our results of operations over the five-year period 2002 through 2006. See "Special Factors--Relationships Among Seneca, Omnicom and Our Directors and Officers--Share Purchase Agreement" for a discussion of that agreement. For this purpose,

Salomon Smith Barney applied a range of discount rates of 14% to 17% to the three hypothetical business cases prepared by our management. Salomon Smith Barney derived the range of discount rates by adjusting expected equity market returns over the relevant period as derived by Salomon Smith Barney to reflect the risk of equity investments in companies comparable to Agency. The risk of investing in companies comparable to Agency was derived by examining the historical trading history of Agency and the comparable companies discussed above. Using this analysis, Salomon Smith Barney derived a range of hypothetical payments for the shares to be sold under the share purchase agreement, as initially agreed to, of between $1.41 and $5.04 per share. Salomon Smith Barney noted that the price of $3.35 per share to be paid on the merger was within this range.

    The preceding discussion is a summary of the material financial analyses furnished by Salomon Smith Barney to the special committee, but it does not purport to be a complete description of the analyses performed by Salomon Smith Barney or of its presentation to the Special Committee. The preparation of financial analyses and fairness opinions is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. Salomon Smith Barney made no attempt to assign specific weights to particular analyses or factors considered, but rather made qualitative judgments as to the significance and relevance of all the analyses and factors considered and determined to give its fairness opinion as described above. Accordingly, Salomon Smith Barney believes that its analyses, and the summary set forth above, must be considered as a whole, and that selecting portions of the analyses and of the factors considered by Salomon Smith Barney, without considering all of the analyses and factors, could create a misleading or incomplete view of the processes underlying the analyses conducted by Salomon Smith Barney and its opinion.

    With regard to the comparable companies and precedent transaction analyses summarized above, Salomon Smith Barney selected comparable public companies and precedent transactions on the basis of various factors, including size and similarity of line of business; however, no company utilized in these analyses is identical to Agency and no precedent transaction is identical to the merger. As a result, these analyses are not purely mathematical, but also take into account differences in financial and operating characteristics of the subject companies and other factors that could affect the transaction or public trading value of the subject companies to which we are being compared. In its analyses, Salomon Smith Barney made numerous assumptions with respect to Agency, industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond our control.

    Any estimates contained in Salomon Smith Barney's analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by these analyses. Estimates of values of companies do not purport to be appraisals or necessarily to reflect the prices at which companies may actually be sold. Because these estimates are inherently subject to uncertainty, none of Agency, the special committee, our board of directors, Salomon Smith Barney or any other person assumes responsibility if future results or actual values differ materially from the estimates.

    Salomon Smith Barney's analyses were prepared solely as part of Salomon Smith Barney's analysis of the fairness of the consideration to be received by the holders of our common stock in the merger and were provided to the special committee in that connection. The opinion of Salomon Smith Barney was only one of the factors taken into consideration by the Special Committee in making its determination to approve the merger.

    Salomon Smith Barney is an internationally recognized investment banking firm engaged in, among other things, the valuation of businesses and their securities in connection with mergers and acquisitions, restructurings, leveraged buyouts, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. The special committee selected Salomon Smith Barney to act as its financial advisor on the basis of Salomon Smith Barney's international reputation and Salomon Smith Barney's familiarity with Agency. Salomon Smith Barney and its predecessors and affiliates have previously provided and currently are providing investment banking services to us unrelated to the merger, including having assisted us in the exploration of strategic transactions, for which Salomon Smith Barney has received and may receive compensation described below. Salomon Smith Barney, as one of the principal underwriters in our initial public offering, received approximately $2,357,538 in fees and commissions from Agency for our offering. See "Information About Agency--Legal Proceedings." In the ordinary course of its business, Salomon Smith Barney and its affiliates may actively trade or hold the securities of both Agency and affiliates of Seneca for its own account and for the account of customers and, accordingly, may at any time hold a long or short position in those securities. Salomon Smith Barney and its affiliates, including Citigroup Inc. and its affiliates, may maintain relationships with Agency and Seneca and their respective affiliates.

    Pursuant to Salomon Smith Barney's engagement letter, we agreed to pay Salomon Smith Barney the following fees for its services rendered to the special committee in connection with the merger:

    - $100,000, that became payable upon delivery of Salomon Smith Barney's fairness opinion;

    - $900,000 that became payable on July 1, 2001;

    - an additional $1,000,000 if a definitive agreement for a business combination is executed by any party other than Seneca's stockholders, or any affiliate of Seneca's stockholders; and

    - 10% of any termination, break-up or similar fee, payable upon receipt of any such fee by Agency.

In the aggregate, including fees and commissions received from Agency in connection with its initial public offering, certain fees for brokerage services rendered by Salomon Smith Barney to Agency, and fees due to Salomon Smith Barney in connection with the merger, since January 1, 1999, Salomon Smith Barney has earned $3,365,033 in fees from Agency.

    We have also agreed to reimburse Salomon Smith Barney for its reasonable travel and other out-of-pocket expenses incurred in connection with its engagement, including the reasonable fees and expenses of its counsel, and to indemnify Salomon Smith Barney against specific liabilities and expenses relating to or arising out of its engagement, including liabilities under the federal securities laws.

RECOMMENDATIONS OF THE SPECIAL COMMITTEE AND OUR BOARD OF DIRECTORS

    In making their determination to recommend that our stockholders approve a transaction in which our stockholders other than Seneca, its affiliates or the separately selling stockholders receive $3.35 per share in cash, the special committee and our board of directors considered a wide variety of factors, in assessing the fairness to our unaffiliated stockholders of the value offered them in the transaction and of the procedures followed in negotiating and consummating the merger.

    The special committee and our board of directors identified and considered a number of factors which weighed in favor of a recommendation for the merger. In particular, the special committee and our board of directors concluded that the following factors weighed in favor of a determination that the merger consideration of $3.35 per share offered by Seneca was fair to the non-Seneca stockholders, which includes all of our unaffiliated stockholders:

    - the presentations Salomon Smith Barney made to the special committee, and the fairness opinion of Salomon Smith Barney delivered to the special committee at the time of the committee's approval to the effect that, as of such date and based upon and subject to certain matters stated in that opinion, the cash consideration of $3.35 per share to be received by non-Seneca stockholders in the merger was fair, from a financial point of view, to those holders, which includes all of our unaffiliated stockholders (see "Special Factors--Opinion of Salomon Smith Barney");

    - the fact that the very low probability that a superior offer could be found was insufficient to justify the risk of delay in proceeding with the favorable transaction with Seneca, especially given that no unaffiliated person had made a firm offer for a merger, purchase of a control block of our securities or a purchase of any substantial part of our assets during the past two years and that our prior efforts to find a third party interested in acquiring us had led to only one offer being made, and that was the offer by Seneca;

    - the extensive negotiations between Seneca and the special committee that resulted in the $3.35 price per share of common stock to be paid to the non-Seneca stockholders;

    - the following factors indicated that it would be unlikely that our stock price would rise to the level of $3.35 in the near future in the absence of Seneca's offer:

       - the current and historical trading prices for our common stock, including trading after Seneca made its initial proposal on May 14, 2001, and the fact that the merger consideration of $3.35 per share represents a premium of 63% over the $2.05 closing price per share of our common stock on the Nasdaq stock market on May 11, 2001, the last full trading day before the public announcement of Seneca's initial proposal to acquire us at $3.00 per share;

       - the adverse conditions in the interactive services business generally and as they have affected us, and may in the future affect us;

       - our financial condition, results of operations and cash flows;

       - the fact that the adverse conditions in the interactive services business generally cast doubt on our prospects if we were to remain an independent public company, and on our ability to effectively address the risks inherent in remaining independent, including competitive risks;

    - the absence of a reliable forecast of our future results of operations, in light of current business conditions;

    - a review of the valuations of comparable companies and the terms of recent similar transactions;

    - the fact that the merger agreement provides for a prompt merger with all cash consideration, and our stockholders will be able to receive the benefits of the transaction at the earliest possible time; and

    - the terms and conditions of the merger agreement, including the parties' representations, warranties and covenants, the conditions to their respective obligations and the limited ability of Seneca to terminate the merger agreement.

    The special committee and our board of directors also concluded that the following factors weighed in favor of a determination that the procedures followed in negotiating and finalizing the terms of the merger were fair to our unaffiliated stockholders:

    - the vesting of authority to negotiate the terms of the merger in the special committee, comprised of Messrs. Rayport and DeLong;

    - the approval of the merger by Messrs. Rayport and DeLong, who represent the majority of board members who are not employees of Agency, and the only other non-employee board member, Mr. Wren, did not sit on the special committee and recused himself from voting on the merger in light of Omnicom's preferred stock investment in Seneca;

    - the fact that the merger is structured to require the approval of at least 66 2/3% of our non-Seneca stockholders, which includes all of our unaffiliated stockholders;

    - the fact that the merger agreement permits each of the special committee and our board of directors:

       (1) to withdraw, modify or change its recommendation of the merger to the extent that the special committee or the board determines in good faith, after consultation with independent legal counsel, that this action would be required in order to fulfill their fiduciary obligations, and

       (2) to terminate the merger agreement in the event that, after a withdrawal, modification or change in its recommendation, the special committee or our board or directors determines in good faith, after consultation with independent legal counsel, that the termination of the merger agreement would be required in order to fulfill their fiduciary obligations, recognizing that following such withdrawal, modification, change or termination, we must pay Seneca the expenses it incurred in connection with the transactions, but no termination fee;

    - the engagement by the special committee of Salomon Smith Barney, a representative unaffiliated with us, Seneca or its stockholders, to represent it in connection with the negotiations with Seneca regarding the terms of the merger agreement and the merger and, if requested, to provide, in accordance with its customary practice, an opinion with respect to the fairness, from a financial point of view, to our unaffiliated stockholders of the consideration provided for pursuant to the merger agreement; and

    - the engagement by the special committee of Ropes & Gray, a representative unaffiliated with us, Seneca or its stockholders, to represent the special committee in connection with the negotiations with Seneca regarding the terms of the merger agreement and the merger.

    The full board of directors did not retain a representative unaffiliated with us, Seneca or its stockholders to act solely on behalf of our unaffiliated stockholders for purposes of negotiating the terms of the merger or preparing a report concerning the fairness of the merger. The special committee and our board of directors believed that this was a neutral factor in determining the procedural fairness of the negotiation of the merger because the board had vested full authority to negotiate the merger in the special committee, which had retained unaffiliated representatives.

    The special committee and our board of directors believed that the terms of the share purchase agreement were neutral in assessing the fairness to our unaffiliated stockholders of the value of the merger consideration and of the procedures followed in negotiating the merger.

    In addition, the special committee and our board of directors did not consider the following to be relevant in their assessment of the fairness of the value offered our unaffiliated stockholders:

    - our net book value and liquidation value, given that the nature of our business as a service provider results in our being valued based on factors other than the assets appearing on our balance sheet and, accordingly, our assets are not easily valued in a liquidation;

    - our repurchase of 150,000 shares of our common stock into treasury in December 2000 at a weighted average purchase price of $5.881 per share, given the deterioration of our business condition and the length of time since that repurchase; and

    - an analysis of our post-merger going concern value, given that, in light of the uncertain conditions in our business, including the uncertain demand environment for interactive consulting services, we are currently unable to develop the reliable projections or forecasts of future results of operations that are required to peform such an analysis, although the analyses made by Salomon Smith Barney did contemplate our sale as a going concern.

    None of the factors considered by the special committee and our board of directors were deemed to weigh against a determination that the terms of the merger or procedures involved in the negotiation of the merger were fair to our unaffiliated stockholders.

    Based on the factors summarized above, the special committee concluded that the terms of the merger are fair to our stockholders other than Seneca, its affiliates and the separately selling stockholders, which includes all of our unaffiliated stockholders, and recommended that our board of directors recommend that stockholders entitled to vote on the merger adopt the merger agreement and approve the merger.

    Our board of directors determined to approve the merger agreement and recommend its adoption by stockholders based in part on the special committee's determinations and recommendation. The special committee and our board of directors did not quantify or otherwise assign relative or specific weights or importance to the factors described above, nor did they evaluate whether the factors described above were of equal importance. In addition, each of the individual members of the special committee and our board of directors may have assigned differing levels of importance to different factors described above, and may have viewed certain factors described above more positively or negatively than other members. However, in reaching their determination regarding the fairness of the merger to our unaffiliated stockholders, the special committee and our board of directors considered all factors and concluded that on balance the positive factors outweighed the negative factors.

AGENCY'S POSITION AS TO THE MERGER

    We believe the merger is fair to our unaffiliated stockholders. However, we express no opinion as to the fairness of the merger consideration or of the merger to Seneca and its affiliates or to the fairness, either to the recipients or to our other stockholders, of the consideration to be received by the separately selling stockholders. Our belief as to fairness is based upon a number of factors, including the following material factors relating to consideration and procedural fairness:

    - The merger consideration of $3.35 per share represents a premium of 63% over the $2.05 closing price per share of our common stock on May 11, 2001, the last full trading day before the public announcement of Seneca's initial proposal to acquire us at $3.00 per share. See "Information about Agency--Comparative Market Price Data."

    - The special committee recommended the approval of the merger agreement and the merger and, based on the factors described in "Special Factors--Recommendations of the Special Committee and Our Board of Directors," determined that the merger is fair to our stockholders. The special committee expressed no opinion as to the fairness of the merger to Seneca and its affiliates or to the fairness, either to the recipients or to our other stockholders, of the consideration to be received by the separately selling stockholders.

    - Our board of directors delegated broad powers to the special committee, the members of which are not employees of Agency and are not affiliated with Seneca, to negotiate with Seneca. The merger agreement was extensively negotiated among the special committee, Seneca and their respective advisors. The pendency and prosecution of the stockholder class actions were also a material factor in Seneca's determination to increase the consideration to be paid in the merger and Seneca took into account the desirability of satisfactorily addressing the claims asserted in the actions in agreeing to increase the merger consideration.

    - The special committee retained Salomon Smith Barney, a leading internationally recognized investment bank that is not affiliated with Agency's management or Seneca, to serve as independent financial advisor to the special committee. Salomon Smith Barney has rendered an opinion as to the fairness, from a financial point of view, of the merger consideration to our stockholders, other than Seneca and its affiliates and the separately selling stockholders.

    - The special committee engaged Ropes & Gray and Richards, Layton & Finger, neither of which is not affiliated with Agency's management or Seneca, to serve as independent legal advisor to the special committee.

    - We have considered the factors considered by the special committee and our board of directors, and the analysis of the special committee and our board of directors referred to under "Special Factors--Recommendations of the Special Committee and Our Board of Directors." The merger agreement and the merger were unanimously approved by our board of directors, including the vote of all of the members of our board who served on the special committee. Mr. Wren refrained from voting at and participating in the board meeting at which the merger and the merger agreement were approved in light of Omnicom's preferred stock investment in Seneca. See "Special Factors--Recommendations of the Special Committee and Our Board of Directors."

    In reaching this determination, we have not assigned specific weights to particular factors and considered all factors as a whole. None of the factors that we considered led us to believe that the merger was unfair to our unaffiliated stockholders. We express no opinion as to Seneca, E-Services Investments and their affiliates. None of the members of our board of directors received any reports, opinions or appraisals from any outside party relating to the merger or the fairness of the merger consideration to be received by our stockholders, other than the opinion and supporting analyses received from Salomon Smith Barney.

AGENCY'S REASONS FOR THE MERGER

    We believe that as a private company we will be better positioned to respond to the present market circumstances and take better advantage of opportunities that may be presented to us. Seneca's capital stock is owned by Omnicom, one of the world's leading corporate communications companies, and Pegasus, a private investment firm. As part of Seneca, we expect to have business and investment opportunities and other support which would be difficult to provide if we had public equity ownership. Also, given the challenging environment in the e-services industry, we believe that operating as a privately held company will enable us to focus on long-term growth strategies without the need to focus on quarterly reporting results. We have undertaken the merger at this time for the following reasons:

    - we had been considering strategic alternatives since early in 2001 in order to maximize shareholder value as a result of adverse conditions in our business and in the interactive services business generally;

    - of the 83 companies or investment firms contacted by Salomon Smith Barney seeking to determine whether any of them would be interested in pursuing a possible strategic transaction with us, none made any proposal for an acquisition of or other strategic transaction with Agency or, in the opinion of our management, expressed serious interest in pursuing a possible transaction;

    - Seneca was not formed until May 2, 2001 and did not make their first proposal until May 14, 2001;

    - for the reasons stated above, we concluded that the offer was fair to the unaffiliated stockholders;

    - we did not believe any other offers would be forthcoming, either from Seneca or a third party; and

    - the adverse conditions in the interactive services business generally and as they have affected us and our financial condition made it unlikely that our stock price would have risen to the level of $3.35 per share in the near future in the absence of the merger transaction.

THE SENECA FILING PERSONS' POSITION AS TO THE MERGER

    SEC rules require that the Seneca filing persons express their belief as to the fairness of the merger to our unaffiliated stockholders. The Seneca filing persons believe that the merger is fair to our unaffiliated stockholders based on the following factors relating to consideration and procedural fairness:

    - the premium to prior market prices reflected in the merger price;

    - the stock market reaction to Seneca's May 14th proposal;

    - the risks associated with Agency's continuing to operate as an independent public company;

    - the entirely cash merger consideration and the lack of a financing condition;

    - the requirement that two-thirds of our stockholders, other than Seneca and its affiliates and the separately selling stockholders, approve the transaction;

    - the process followed, including the engagement of Salomon Smith Barney, Ropes & Gray and Richards, Layton & Finger, and negotiations conducted by the special committee following the May 14th proposal;

    - Salomon Smith Barney's opinion as to the fairness of the merger consideration from a financial point of view to Agency's unaffiliated stockholders;

    - the premium of the merger consideration to the $2.90 per share price (including assumed debt) paid by Seneca to acquire beneficial ownership of warrants to purchase additional Agency common shares in privately negotiated transactions in connection with Seneca's formation;

    - the review by the special committee and its advisors of Agency's strategic options with the principal objective of maximizing value for Agency's stockholders, and its negotiations resulting in the increase in the merger consideration from $3.00 to $3.35 per share; and

    - the unanimous approval of the special committee consisting solely of directors not employed by Agency.

    In their assessment of the fairness of the value offered to our unaffiliated stockholders, the Seneca filing persons did not consider Agency's net book value or liquidation value to be relevant because the nature of Agency's business as a service provider results in Agency being valued based on factors other than the assets appearing on Agency's balance sheet. In addition, while Agency's assets are not easily valued for liquidation purposes, the Seneca filing persons believe that it is likely that their value would not be maximized in a liquidation whereas Agency's liabilities would not be reduced in liquidation except to the extent paid.

    The Seneca filing persons did not consider Agency's going concern value because Seneca did not prepare a going-concern valuation given that, among other things, Agency did not furnish to Seneca reliable projections or forecasts of future results of operations in connection with the merger. However, Agency regularly provides financial outlook information for the current year to our board of directors, of which John Wren, the chief executive officer of Omnicom, which has joined as a filing party to the Schedule 13E-3 of which this proxy statement is a part, is a member. The Seneca filing persons did not rely on any of the financial outlook information provided to Mr. Wren or otherwise in considering the fairness of the merger consideration. Agency has informed Seneca that it does not have a forecast or projection for 2002 or any subsequent period. In addition, since the signing of the merger agreement and in accordance with the terms of that agreement and in connection with the closing of the transactions contemplated by the amended share purchase agreement among Seneca and the separately selling stockholders, Agency has provided Seneca information reflecting management's budget assumptions for Agency for the third and fourth quarter of 2001.

    All determinations as to the Seneca filing persons' position as to the merger and the Seneca filing persons' reasons for the merger have been made in the first instance by Seneca's management. While Omnicom and Pegasus concur with such statements, they are relying on Seneca's management with regard to these statements. See "Summary Term Sheet--The Companies." The Seneca filing persons considered each of the foregoing factors as a whole to support their determination as to the fairness of the merger, but did not assign specific weights to these factors. None of the factors considered by the Seneca filing persons led them to believe that the merger was unfair to our unaffiliated stockholders. The Seneca filing persons' determination, however, should not be construed as a recommendation to you as to how you should vote on the merger given that, among other things, Seneca would be the acquiring company in the merger. The Seneca filing persons did not solicit or otherwise obtain the advice of an independent party as to the fairness of the merger and, as the acquiring parties in the merger, are not objective in their views with regard to the fairness of the merger.

    The foregoing discussion of the information and factors considered by the Seneca filing persons is not intended to be exhaustive but is believed to include all material factors.

THE SENECA FILING PERSONS' REASONS FOR THE MERGER

    The Seneca filing persons believe that Agency has an excellent management team and that Agency has the potential to continue to be a leading e-business services company. However, the Seneca filing persons believe that Agency will be better positioned to respond to the present market circumstances and take better advantage of opportunities that may be presented as a private company. Seneca's capital stock is owned by Omnicom, one of the world's leading corporate communications companies, and Pegasus Partners, a private investment firm. As part of Seneca, Seneca expects Agency to have business and investment opportunities and other support which would be difficult to provide if Agency had public equity ownership. In addition, given the challenging environment in the e-services industry, Seneca believes that operating Agency as a privately held company will enable Agency to focus on long-term growth strategies without the need to focus on quarterly reporting results.

    Seneca was formed on May 2, 2001 to seek to take advantage of consolidation and other investment opportunities in the e-services sector. The discussions that ultimately led to the stock purchase and merger agreements were begun prior to Seneca's formation and completed by it as part of implementing its business strategy. As a result, Seneca proposed to acquire Agency in mid-May 2001 and the extensive negotiations with the special committee resulted in the execution of the merger agreement at the end of June 2001. Except for a general belief that Agency's prospects would be enhanced if it were to enter into the merger agreement and the fact that Agency was engaged in a review of its strategic alternatives beginning in early 2001, the Seneca filing persons did not have any special reason for proposing the merger at this time.

PURPOSE AND STRUCTURE OF THE MERGER

    The purpose of the merger is to permit our stockholders to receive cash for their shares at a 63% premium to the May 11, 2001 closing price per share of $2.05 and to enable Seneca to obtain 100% ownership of Agency in an orderly fashion. For further background on the Seneca filing persons' reasons for the merger, see "Special Factors--Background of the Merger," "Special Factors--The Seneca Filing Persons' Position as to the Merger" and "Special Factors--The Seneca Filing Persons' Reasons for the Merger."

    The reason the acquisition has been structured as a merger is to effect a prompt and orderly transfer of ownership of Agency from our stockholders to Seneca and to provide our stockholders with cash for their shares or the right to receive "fair value" for their shares if they exercise and perfect their appraisal rights under Section 262 of the General Corporation Law of the State of Delaware.

    The transaction is also being structured to comply with Section 203 of the General Corporation Law of the State of Delaware. Under Section 203, Seneca would be prohibited from acquiring all of our shares in a business combination for a three-year period following its initial acquisition of the beneficial ownership of 14,760,278 shares of our stock on May 2, 2001, unless it obtains the affirmative vote of 66 2/3% of the stockholders of this company--other than Seneca and its affiliates and the separately selling stockholders--for the adoption of the merger and the merger agreement. Structuring the transaction as a merger enables Seneca to obtain the required affirmative vote.

EFFECTS OF THE MERGER

    Following completion of the merger, the shares of our common stock will no longer be publicly traded or listed on the Nasdaq National Market. In addition, the registration of our shares, our annual and quarterly reporting obligations and the requirements to comply with the proxy rules under the Securities Exchange Act of 1934 and the obligations of our directors, officers and 10% beneficial owners under Section 16(b) of the Securities Exchange Act of 1934 will be terminated upon application to the SEC. We expect to save approximately $2.0 to 2.5 million per year as a result of no longer being subject to the federal securities laws or being publicly traded or listed on the Nasdaq National Market.

    Upon consummation of the merger, New Agency will be a privately-held corporation. Accordingly, our stockholders will not have the opportunity to participate in any earnings and growth of New Agency after the merger and will not have any right to vote on corporate matters. Similarly, our stockholders, other than Seneca, will not face the risk of losses generated by New Agency's operations or decline in the value of New Agency after the merger. The separately selling stockholders will receive an earn-out payment based on the future performance of New Agency in consideration for the sale of their shares to Seneca under a separately negotiated transaction. See "Special Factors--Relationships Among Seneca, Omnicom and Our Directors and Executive Officers--Share Purchase Agreement."

    The board of directors of New Agency will consist of Chan Suh, the current Chairman of the Board of Agency, Michael Tierney and Gerard Neumann. Mr. Suh will continue to be Chairman, chief executive officer and president and the other current officers of Agency will continue to be the officers of New Agency.

    Currently, Seneca beneficially owns approximately 65% of our outstanding common stock, assuming the exercise of outstanding warrants but not options. As a result of the merger, Seneca will own 100% of the outstanding common stock of New Agency.

    Also as a result of the merger, Seneca's interest in Agency's net book value and net earnings (losses) will increase from approximately 65% as of the date hereof to 100% as a result of the merger. On a pro forma basis as if the merger had been completed as of December 31, 2000, Seneca's interest in Agency's net book value would have increased from $124,484,000 (65%) to $191,514,000 (100%)
and in Agency's net earnings (losses) from $(9,546,000) (65%) to $(14,686,000)(100%). In addition, Seneca and its subsidiaries will be entitled to all benefits resulting from that interest, including all income generated by Agency's operations, any future increase in Agency's value and the right to elect all members of Agency's board of directors. Similarly, Seneca will also bear the risk of losses generated by Agency's operations and any decrease in the value of Agency after the consummation of the merger.

    Following the merger, tax net operating losses generated by Agency and its subsidiaries may be utilized by Seneca and New Agency to offset future income from operations. Through June 30, 2001, our tax net operating losses were as follows (all amounts in thousands of U.S. dollars):

JURISDICTION              ESTIMATED AMOUNT           EXPIRES                  LIMITATION
------------              ----------------           -------                  ----------
United States...........       $23,900             2019 to 2021                Yes (1)
France..................       $ 4,522             2003 to 2006                   No
Denmark.................       $ 2,352                 2006                       No
Netherlands.............       $ 3,444       Indefinite carry-forward             No
United Kingdom..........       $10,224                 2007                       No

------------------------

(1) The utilization of net operating losses is limited by Internal Revenue Code
    Section 382. This section limits the amount of net operating losses that a company may utilize on an annual basis upon a change in control. Based on the fair market value of Agency, the maximum net operating loss that Seneca will be able to utilize (subject to the consolidated taxable income generated by Seneca and its subsidiaries) is approximately $2.5 million in 2001 and $7.5 million in 2002, 2003 and 2004. Starting January 1, 2005, the full amount of the net operating losses will be available for utilization and can be utilized until they expire.

INTERESTS OF OUR DIRECTORS AND EXECUTIVE OFFICERS IN THE MERGER

    In considering the recommendation of the special committee and our board of directors with respect to the merger agreement and the merger, you should be aware that, in addition to the matters discussed above, our executive officers and the members of the special committee and our board of directors have interests in the merger that are in addition to, or different from, the interests of our stockholders generally and that create potential conflicts of interest. These interests are described below and in the section entitled "Special Factors--Relationships Among Seneca, Omnicom and Our Directors and Officers."

    In accordance with the term of our option plan, Thomas DeLong and Jeffrey Rayport, two of our directors, each were granted options to purchase 50,000 shares of our common stock with an exercise price of $2.60 per share. Other than these grants and the separately negotiated transactions between Seneca and the separately selling stockholders, there have been no transactions by our directors and officers involving our stock within the 60 days prior to the date of this proxy statement.

    STOCK OPTIONS

    In general, the merger agreement provides that, immediately prior to the effective time of the merger, all outstanding options to purchase common stock will become fully vested, including those held by our directors and executive officers. The merger agreement entitles all option holders, including our directors and executive officers who hold options, to receive, for each share subject to an outstanding stock option at the time of the merger, a cash payment equal to the excess, if any, of the $3.35 per share merger consideration over the per share exercise price of the option, referred to as the "spread," without interest and less any applicable withholding taxes. Upon consummation of the merger, it is intended that each option holder, including our directors and executive officers who hold options, will receive this spread and their options and stock purchase rights will be cancelled. See "Merger--The Merger Agreement--Stock Options."

    The following table summarizes the number of shares subject to options that are currently held, vested and unvested, by each director and executive officer, and all directors and executive officers as a group, as well as the aggregate spread to which each director and executive officer, and all directors and executive officers as a group, would be entitled as of the date of this proxy statement:

                                       COMMON SHARES      COMMON SHARES      TOTAL COMMON
                                     SUBJECT TO VESTED      SUBJECT TO      SHARES SUBJECT   AGGREGATE SPREAD
EXECUTIVE OFFICERS                        OPTIONS        UNVESTED OPTIONS     TO OPTIONS        OF OPTIONS
------------------                   -----------------   ----------------   --------------   ----------------
  Chan Suh.........................             --                --                  --                --
  Kyle Shannon.....................             --                --                  --                --
  Charles Dickson..................        265,000           311,250             576,250                --
  Kenneth Trush....................        411,163            66,667             477,830        $1,023,600
  Michael Matthews.................         47,017           162,333             209,350        $   85,000
  Eamonn Wilmott...................             --                --                  --                --
  Mary von Herrmann................          7,271            25,591              32,862                --
  James Imbriaco...................             --           111,250             111,250                --
  Michael Jackson..................         50,333            55,667             106,000                --
Executive officers as a group......        780,784           732,758           1,513,542        $1,108,600

                                       COMMON SHARES      COMMON SHARES      TOTAL COMMON
                                     SUBJECT TO VESTED      SUBJECT TO      SHARES SUBJECT   AGGREGATE SPREAD
NON-EMPLOYEE DIRECTORS                    OPTIONS        UNVESTED OPTIONS     TO OPTIONS        OF OPTIONS
----------------------               -----------------   ----------------   --------------   ----------------
  Thomas DeLong....................         95,833             54,167            150,000        $   37,500
  Jeffrey Rayport..................         75,667             26,333            102,000        $  143,750
  John Wren........................             --                 --                 --                --
Non-employee directors as a
  group............................        171,500             80,500            252,000        $  181,250

    EMPLOYMENT AGREEMENTS

    We have entered into employment agreements with some of our executive officers. In April 1999, we entered into employment agreements with each of Messrs. Suh and Wilmott. In October 1999, we entered into an employment agreement with Mr. Dickson.

    CHAN SUH. Mr. Suh's employment agreement provides for an annual base salary of $155,000. If Mr. Suh's employment agreement is terminated for reasons other than for cause or if Mr. Suh should resign for good reason, he will be entitled to receive his annual base salary payable through March 31, 2004 if the date of termination occurs on or prior to March 31, 2003 or one year from the date of termination, if such termination occurs after March 31, 2003. In addition, all stock options that would vest during this period are accelerated to vest and become exercisable prior to the date of termination. Mr. Suh's employment agreement has a term ending in March 2004, but will continue indefinitely until terminated on one year's notice by either party.

    CHARLES DICKSON. Mr. Dickson's employment agreement provides for an annual base salary of $250,000, with a guaranteed annual bonus of $100,000 and a discretionary annual bonus of up to $100,000. The agreement has a term ending on October 31, 2002, but will be automatically renewed for successive three year terms unless either party gives the other party written notice no more than nine and no less than six months before the expiration of the term. If Mr. Dickson is terminated for cause, he will be entitled to all unpaid salary compensation and a pro rata share of the guaranteed bonus through the termination date. In addition, Mr. Dickson would have the right to exercise any vested stock options, and the vesting of any unvested options will be determined in accordance with the plan under which the options were granted. If Mr. Dickson is terminated without cause, he will be entitled to severance compensation equal to his then-applicable base salary and a pro-rated guaranteed bonus for twelve months following the date of termination. In addition, Mr. Dickson would have the right to exercise any vested options in accordance with the terms of the plan under which the options were granted, and all unvested options which would have vested during the year following the date of termination would be accelerated to precede the date of termination. Due to the impending merger, Mr. Dickson's role in Agency would be significantly diminished. Accordingly, as of October 5, 2001, Mr. Dickson will no longer be employed by Agency.

    EAMON WILMOTT. Mr. Wilmott's employment agreement provided for an initial annual base salary of 93,050 in pounds sterling (pound), which is approximately $150,000, reviewable annually. The agreement has a term ending on March 31, 2002, but will continue indefinitely until terminated on 90 days' notice by either party. If Mr. Wilmott should resign for good reason or is terminated for reasons other than for cause, all stock options which would have vested during the term of the agreement will automatically vest. In addition, in cases of termination other than for cause or resignation for good reason, he will be entitled to receive his annual base salary payable through March 31, 2002 if the date of termination occurs on or prior to December 31, 2001 or 90 days from the date of termination, if termination occurs after December 31, 2001.

    Upon consummation of the merger, each employment agreement for each executive officer will continue to be in full force and effect. Each executive officer serves at the discretion of the Board of Directors and holds office until his or her successor is elected and qualified or until his or her earlier resignation or removal.

    SPECIAL COMMITTEE

    The special committee has held eight meetings in connection with Seneca's acquisition proposal and the merger. Thomas DeLong and Jeffrey Rayport, the two members of the special committee, will each receive compensation of $75,000 in connection with serving on the special committee. These fees are paid to them regardless of whether the merger is consummated. Our board of directors and the special committee believe that these payments do not affect the special committee's independence or impartiality. See "Special Factors--Relationships Among Seneca, Omnicom and Our Directors and Officers--Special Committee Members."

    INDEMNIFICATION AND INSURANCE

    The merger agreement provides that New Agency will, and Seneca will cause New Agency to:

    - indemnify and hold harmless, and provide advancement of expenses to, all past, present and future directors, officers and employees of Agency and our subsidiaries for acts or omissions occurring at or prior to the effective time of the merger:

       (1) at least to the same extent these individuals are indemnified, or have the right to advancement of expenses or to conduct the defense of any claims under the certificates of incorporation, by-laws or comparable organizational documents of Agency and our subsidiaries and any indemnification agreements then in effect; and

       (2) without limiting the indemnification provided by clause (1), to the fullest extent permitted by law;

    - to the extent permitted by law, for six years after the effective time of the merger, include and cause to be maintained in effect in New Agency's certificate of incorporation and by-laws provisions regarding elimination of liability of directors, indemnification of officers, directors and employees and advancement of expenses which are, in the aggregate, no less advantageous than the corresponding provisions contained in our and our subsidiaries' current certificate of incorporation, by-laws and other comparable organizational documents; and

    - assume and not terminate the existing indemnification agreements that each director and some officers have with Agency.

    In addition, for six years after the effective time of the merger, New Agency will, and Seneca will cause New Agency to, maintain in effect our current directors' and officers' liability insurance covering acts or omissions occurring at or prior to the effective time. New Agency will provide this coverage for all individuals who are currently covered by our policy on terms and in amounts that are no less favorable than those of our current policy. New Agency may, however, substitute policies containing terms and amounts that are no less favorable to our directors or officers. New Agency will not be required to pay aggregate annual premiums for this insurance in excess of 150% of the aggregate premiums that we paid in fiscal 2000. If the annual premiums of this insurance coverage exceed this 150% amount, New Agency will obtain a policy with the greatest coverage available for a cost not exceeding that amount.

    The merger agreement also provides that any successor to, or assignee of all or substantially all of the assets of, New Agency must assume these indemnification and insurance obligations.

RELATIONSHIPS AMONG SENECA, PEGASUS PARTNERS, OMNICOM AND AGENCY

SENECA, PEGASUS PARTNERS AND OMNICOM

    On April 2, 2001, Omnicom and Pegasus Partners II, LP, a private investment firm previously unaffiliated with us or Omnicom, announced an agreement in principle to organize Seneca with the objective of maximizing consolidation and other strategic opportunities among companies in the e-services consulting and professional services marketplace. On May 2, 2001, Seneca was formed by Pegasus Partners, Pegasus E-Services Holdings LLC and Omnicom. Pegasus E-Services Holdings owns all of Seneca's common stock, which is the only class of voting stock, and Omnicom owns 8.5% cumulative nonconvertible preferred stock in Seneca having an aggregate liquidation preference of $325.0 million.

    In connection with Seneca's formation, Omnicom contributed all of the equity of Communicade LLC to Seneca. At that time, Communicade held investments in 16 e-services companies, including 33.5% of our outstanding common shares, assuming the exercise of outstanding warrants to purchase our common shares but not options. Following Seneca's formation, one of the two Omnicom officers who were members of our board of directors resigned, and Communicade's employees became employees of Seneca. In addition, Seneca acquired beneficial ownership of warrants to purchase an additional 5,168,000 of our common shares in privately negotiated transactions for a total price, including assumed debt, of $15.5 million.

    One of our non-employee directors, Mr. Wren, is also the chief executive officer of Omnicom. He refrained from voting at or participating in the board meetings at which the merger and the merger agreement were considered and approved in light of Omnicom's preferred stock investment in Seneca. See "Special Factors--Background of the Merger--Seneca's Formation."

AGENCY, OMNICOM AND SENECA

    OMNICOM CREDIT FACILITY

    In November 1999, we entered into an $85.0 million credit facility with Omnicom Finance Inc., a wholly-owned subsidiary of Omnicom. This credit facility replaced our revolving credit line and consolidated all of our previously outstanding indebtedness due to Omnicom Finance. The credit facility provided for a $25.0 million term loan facility, a $54.0 million revolving credit line and a real property lease credit support facility providing letters of credit and/or guarantees up to $6.0 million in the aggregate. We did not have any borrowings outstanding on our $54 million revolving credit line with Omnicom Finance. This credit facility bore interest at Omnicom's commercial paper rate, which on June 30, 2001 was 5.06%, plus 1.25%.

    Omnicom Finance had incurred obligations totaling approximately $5.0 million in connection with the issuance of a lease guaranty on our lease of our New York facility. We paid to Omnicom Finance a fee equal to 0.5% per annum of the aggregate outstanding amount of such lease guaranty obligation. The credit facility was secured by substantially all of our assets including the shares of our subsidiaries, was guaranteed by our domestic subsidiaries and prohibited us and our subsidiaries from paying dividends other than in shares of our stock. The credit facility required compliance with a number of covenants, including restrictions on asset sales, liens, the incurrence of debt, making of loans, payments of cash dividends and the repurchase, redemption or other acquisition of our stock.

    The Omnicon credit facility expired on September 30, 2001. Under the terms of the facility, we may provide cash collateral for our outstanding lease guaranty obligations, cancel such obligations or deliver a standby letter of credit in guaranty of such obligations.

    REVENUE FROM OMNICOM

    In 2000, we recorded revenue of approximately $1.7 million from Omnicom for consulting services we provided to Omnicom.

    REGISTRATION RIGHTS AGREEMENT

    Seneca, as the sole holder of Communicade's equity, has the right, collectively with the other stockholders that are parties to Agency's investors' rights agreement, to make up to two demand registrations and the right, subject to certain restrictions, to join in other registrations.

    SENECA SERVICES AGREEMENT

    On August 6, 2001, we entered into a services agreement with Seneca pursuant to which we will assume certain liabilities and provide administrative services related to the business of Red Sky Interactive, Inc., another e-services company in which Seneca owns a significant equity interest and for which Seneca has entered into an agreement to acquire substantially all of its assets in connection with Red Sky's Chapter 11 bankruptcy filing. The agreement became effective upon the closing of the acquisition and its approval by the bankruptcy court, both of which occurred on September 21, 2001. We employ a number of Red Sky employees in connection with discharging our obligations under the services agreement. In consideration of the services to be rendered by us, we will be entitled to all of the revenues which are derived from the Red Sky business, less fees payable to Seneca equal to 3.5% of any profits derived from the Red Sky business. In addition, under the services agreement, we may elect to provide services in connection with Seneca's acquisition of any other entities that Seneca may acquire and which Seneca and Agency mutually agree should be included in the services agreement.

RELATIONSHIPS AMONG SENECA, OMNICOM AND OUR DIRECTORS AND OFFICERS

SHARE PURCHASE AGREEMENT

    On May 14, 2001, our founders, Chan Suh and Kyle Shannon, along with Kenneth Trush, each of whom is an executive officer and director of Agency, entered into a share purchase agreement with the Seneca stockholders to sell an aggregate of 8,966,715 shares of our common stock to Seneca.

    On September 30, 2001, the share purchase agreement was amended to extend the closing date deadline to October 1, 2001. On October 1, 2001, the agreement was amended further to include Eamonn Wilmott, also one of our executive officers, as a selling stockholder, and Messrs. Suh, Shannon, Trush and Wilmott sold an aggregate of 7,998,774 shares of our common stock to Seneca for $0.94 per share. The remaining purchase price payable for these shares will be based upon an earn-out formula which, in general, is a multiple of our company's average annual profit after tax for the four years ending December 31, 2006. See "Special Factors--Background of the Merger--Share Purchase Agreement."

    In connection with the closing of the amended share purchase agreement, the following amendments, among others, were made to the agreement:

    - Under the amended agreement, some of the separately selling stockholders contributed approximately 1.45 million shares back to the capital of Agency. Some selling stockholders further agreed to have their options to purchase our common stock cancelled.

    - The payment of $0.47 per share, which was to be made upon the closing of the merger under the terms of the original share purchase agreement, was eliminated under the amended agreement.

    - The earn-out formulas, which calculated future payments to be made under the original agreement, were revised in a number of respects in the amended agreement.

    Also in connection with the closing, the following occurred:

    - The parties agreed that Agency could establish retention and incentive arrangements for Agency employees, including officers, as contemplated by the original share purchase agreement. Under this arrangement, Agency expects to pay an aggregate of $1.3 million of retention bonuses to Agency employees, which may include executive officers. Subsequent incentive cash bonuses would be paid based upon the earnings of Agency, would be calculated in accordance with earn-out formulas substantially similar to those set forth in the agreement and would be based on an equivalent of approximately 2.9 million shares.

    - Agency agreed to release liens on shares pledged to Agency by Messrs. Suh, Shannon and Wilmott in order to enable the sale of their shares of Agency common stock to Seneca. Agency retained a lien on the earn-out proceeds owed with respect to those shares under the amended share purchase agreement, other than the payment made upon the closing of the agreement. See "Special Factors--Relationships Among Agency and Our Directors and Officers--Indebtedness of Management."

    In addition, the amended share purchase agreement allows some of our other officers and employees who own shares of our common stock to join the agreement as parties and also sell their shares to Seneca on the same terms as Messrs. Suh, Shannon, Trush and Wilmott.

    Under the payment schedules in the amended agreement, selling stockholders have received or will receive $0.94 per share in cash upon the closing of the sale of their shares plus, if applicable, earn-out payments on the basis described in the section entitled "Special Factors--Background of Merger--Share Purchase Agreement." Also, under the terms of the amended share purchase agreement, Seneca has agreed to vote its shares of our common stock in favor of appointing to our board Mr. Suh.

SPECIAL COMMITTEE MEMBERS

    Neither of the members of the special committee, Jeffrey F. Rayport and Thomas G. DeLong, is employed by Agency, Seneca or any of their respective affiliates or is a party to the share purchase agreement. If the merger is completed, the options that they hold to purchase an aggregate of 193,166 shares of our common stock (79,833 and 113,333 shares for Mr. Rayport and Mr. Delong, respectively) will be converted into an aggregate of $181,250 ($143,750 and $37,500 for Mr. Rayport and Mr. Delong, respectively), and they will not have a continuing role in New Agency.

    Pursuant to arrangements made prior to the initiation of discussions relating to the share purchase agreement or the merger agreements, both
Messrs. Rayport and DeLong had participated on the faculty of Omnicom University. Omnicom University is a formal senior management training program established in 1995 and sponsored by Omnicom for Omnicom executives. It consists of a formal Omnicom case study educational program taught by present and former Harvard Business School Faculty members. The aggregate amount paid to Messrs. Rayport and DeLong for such service during the past two years is $190,500 (Mr. Rayport: $170,000; Mr. DeLong: $20,500). Omnicom believes that the foregoing amounts are reasonable compensation for services rendered.

RELATIONSHIPS AMONG AGENCY AND OUR DIRECTORS AND OFFICERS

REVENUE FROM URBAN DESIRES AND MARKETSPACE LLC

    In 2000, we recorded revenue of approximately $900,000 from Urban Desires, a company owned by two of our directors, Chan Suh and Kyle Shannon, for services we provided to Urban Desires. We also recorded revenue of approximately $500,000 for services we provided to Marketspace LLC. One of our directors, Mr. Rayport, serves as the chief executive officer of Marketspace LLC.

INDEBTEDNESS OF MANAGEMENT

    In November 2000, Agency loaned Mr. Wilmott $500,000. The loan was due in December 2000 and bore an annual interest rate of 9.5%. In December 2000, we loaned Messrs. Suh and Shannon $2.6 million and $800,000, respectively. In December, Agency loaned Mr. Wilmott an additional $1,000,000 and rolled the principal from the November loan into the new loan. The loans to Messrs. Suh and Shannon were due and payable December 11, 2002 and bore an annual interest rate of 8.5%. The loan to Mr. Wilmott was due and payable December 11, 2001 and bore an annual interest rate of 8.5%. To secure these loans, Messrs. Suh, Shannon, and Wilmott pledged 866,667 shares, 266,667 shares and 470,046 shares of our common stock, respectively, to us.

    In December 2000, Messrs. Suh, Shannon, and Wilmott borrowed from a third-party bank up to $2.9 million, $900,000 and $1.7 million, respectively. These individuals used most of the proceeds from these third-party bank loans to fully satisfy their debts owed to us under the December 2000 loans. Each of the third-party bank loans is due and payable on December 31, 2002. On behalf of these individuals, we secured the third-party bank loans with cash in the aggregate amount of $5.5 million. In exchange for this hypothecation, Messrs. Suh, Shannon, and Wilmott indemnified us. As security for this indemnity, these individuals also pledged to us the shares of our common stock that they had pledged as security for the November 2000 loans.

    As part of the amended share purchase agreement among Seneca and the separately selling stockholders, Agency agreed to release the liens on the shares pledged to Agency by Messrs. Suh, Shannon and Wilmott. Agency retained a lien on the earn-out proceeds owed with respect to those shares under that agreement, other than the payment made upon the closing of the agreement. See "Special Factors--Background of Merger--Share Purchase Agreement."

PRIOR STOCK PURCHASES

    Other than the acquisition of beneficial interests in our common stock in connection with Seneca's formation and the proposed purchase of stock under the share purchase agreement with certain members of Agency's management, the Seneca filing persons have not purchased any Agency common stock during the past two years.

    In December 2000, we repurchased 150,000 shares of our common stock into treasury in order to comply with Danish law regarding options. As part of this repurchase, we purchased 50,000 shares at $5.843 per share on December 5, 2000, 50,000 shares at $6.00 per share on December 6, 2000, 10,000 shares at $6.00 per share on December 7, 2000 and 40,000 shares at $5.75 per share on December 8, 2000. Other than these repurchases, we have not purchased any of our common stock during the past two years. In connection with the closing of the amended share purchase agreement on October 1, 2001, some of the separately selling stockholders contributed approximately 1.45 million shares back to the capital of Agency. See "Special Factors--Background of Merger--Share Purchase Agreement" and "Special Factors--Relationships Among Seneca, Omnicom and Our Directors and Officers--Share Purchase Agreement."

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO OUR STOCKHOLDERS

    The following general discussion summarizes certain anticipated material United States federal income tax consequences of the merger generally applicable to holders of our common stock who exchange such stock in the merger. This discussion is based upon current provisions of the Code, current and proposed Treasury regulations, and judicial and administrative decisions and rulings and addresses only such Agency stockholders who hold their Agency common stock as a capital asset. This discussion does not address all of the United States federal income tax consequences that may be relevant to particular Agency stockholders in light of their individual circumstances or to Agency stockholders who are subject to special rules, such as:

    - persons subject to the alternative minimum tax;

    - persons who hold shares of Agency common stock through partnerships or other pass-through entities;

    - financial institutions;

    - tax-exempt organizations;

    - retirement plans;

    - insurance companies;

    - dealers in securities or foreign currencies;

    - persons who are not citizens or residents of the United States, or who are foreign corporations, foreign partnerships or foreign estates or trusts;

    - persons who hold such shares as part of a straddle, a hedge against currency risk, or as part of a constructive sale or conversion transaction; or

    - persons who acquired their shares upon the exercise of employee stock options or otherwise as compensation.

In addition, this discussion does not address the tax consequences of the merger under state, local and foreign laws or the tax consequences of transactions effectuated before or after, or currently with, the merger.

    The merger will be a taxable transaction for United States federal income tax purposes and each Agency stockholder will recognize gain or loss upon the surrender of his or her shares of Agency common stock in the merger in an amount equal to the difference, if any, between the amount of cash received and the stockholder's adjusted tax basis in the Agency shares surrendered. In general, any gain or loss recognized will be a capital gain or loss and will be long-term capital gain or loss if the shares giving rise to the recognized gain or loss have been held for more than one year at the time of the merger. Generally, capital losses are deductible only against capital gains and are not available to offset ordinary income; however, individuals are allowed to offset a limited amount of net capital losses against ordinary income. An Agency stockholder who exercises his or her appraisal rights and receives a cash payment from Agency for his or her Agency common stock generally will be taxed in the same manner as if the cash had been received in the merger; provided, however, that, in the case of a stockholder who uses the cash basis method of accounting, any realized gain or loss will be recognized in the year that such cash is received.

    Under the U.S. federal backup withholding tax rules, unless an exemption applies, the paying agent in the merger will be required to withhold, and will withhold, at the rate of 31% of all cash payments to which a holder of shares or other payee is entitled to receive under the merger agreement on or before August 5, 2001, and at a rate of 30.5% on all such payments to which a holder of shares or other payee is entitled to receive after August 5, 2001, unless the stockholder or other payee provides a tax identification number, certifies that number is correct and otherwise complies with the backup withholding tax rules. Each Agency stockholder and, if applicable, each other payee should complete and sign the Substitute Form W-9 included as part of the letter of transmittal to be returned to the paying agent in order to provide the information and certification necessary to avoid backup withholding tax, unless an exemption applies and is established in a manner satisfactory to the paying agent. Amounts withheld under the backup withholding rules are not an additional tax and may be refunded or credited against the holder's federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

    The U.S. federal income tax consequences set forth above are not intended to constitute a complete description of all tax consequences relating to the merger and do not address transactions effectuated prior or subsequent to or concurrently with the merger, whether or not such transactions are in connection with the merger. You are urged to consult your own tax advisor to determine the particular tax consequences to you of the merger, including the applicability and effect of foreign, state, local and other tax laws.

                            INFORMATION ABOUT AGENCY

DESCRIPTION OF THE BUSINESS OF AGENCY

    Agency is an international Internet, interactive television and mobile business professional services firm serving global markets. We provide our clients with an integrated set of strategy, creative and technology services that take them from concept to launch and operation of their interactive business. We deliver our services through our multi-disciplinary teams of strategy, creative, technology and project management specialists. These services help our clients create and enhance relationships with their customers, staff, business partners and suppliers.

    Our strategy services include advising clients on business models for their interactive businesses, devising strategies so that clients can open new online distribution and sales channels, identifying opportunities to achieve operational efficiencies by pursuing online initiatives, and planning for the operations and organization necessary to support an online business. Our creative services include advising clients on how to effectively bring their brands online, developing graphic designs and Web site structure for client Web sites, and conducting online marketing campaigns. Our technology services include recommending and installing appropriate hardware and software networks, integrating Internet and older information technology systems, and implementing electronic commerce systems to enable online sales, support and communication. Our interactive television services enable our clients to enhance relationships with their customers.

    We believe that our experience in providing Internet, interactive television and mobile business professional services enhances our ability to meet the needs of clients. Since our inception in 1995, we have provided services to more than 300 clients. Our largest clients during the year ended December 31, 2000 were Reuters, British Airways, One 2 One, Maritz and Incyte and during the six months ended June 30, 2001 were Reuters, Direct TV, British Airways, One 2 One and Liberty Mutual Group. We believe that our focus on long-term relationships with clients allows us to provide a broader and more effective range of services.

    We believe interactive services are particularly effective when used to extend and enhance the relationship that exists between a company and its customers, staff, partners and suppliers. We intend to be the Internet, interactive television and mobile business professional services firm of choice for companies comprising Business Week magazine's Global 1000, which includes companies with the largest market capitalizations worldwide.

INDUSTRY OVERVIEW

    Interactive technology is becoming an integral part of many people's lives. Individuals and businesses are increasingly using the Internet, interactive television and mobile business to find information, communicate and conduct business. The increasing acceptance of interactive technology has created numerous opportunities for companies that seek to grow and are challenged by highly competitive and rapidly changing markets and demands for increased efficiencies. Companies take advantage of interactive technology to strengthen customer relationships, improve operational efficiency and spur product innovation.

    We believe that companies have found that merely enabling online transactions and commerce does not ensure success in interactive business. Consumers want more than the mechanical ability to transact with a company online. They want to interact with a company that not only markets to them but also is responsive to their needs. By successfully satisfying these needs, we believe that businesses can build a long-lasting, ongoing interactive relationship that fosters customer loyalty and increases margins.

    Developing successful interactive businesses that promote interactive relationships requires a special set of capabilities. Developers of these businesses must provide integrated strategy, creative, technology and project management services. In addition, developers must have the ability to understand the needs of customers and fulfill them. Few companies possess this multi-disciplinary expertise as it is usually divided into separate information technology, marketing and planning groups.

Further, companies lack the management and technical infrastructure required to develop and support interactive technology.

    Therefore, companies seeking to do business on the Internet are increasingly engaging Internet, interactive television and mobile business professional services firms to provide integrated strategy, creative, technology and project management services. We believe that companies are best served by firms that have overcome the cultural and operational challenges of integrating strategy, creative, technology and project management services into a single offering and that have a proven methodology centered on the needs of customers.

AGENCY APPROACH

    Agency provides a broad range of integrated services that enable businesses to use interactive technologies to develop and enhance long-term relationships with their customers. Our approach includes the following key elements:

    INTEGRATED FULL-SERVICE OFFERING

    We provide integrated strategy, creative, technology and project management services in a seamless package. We start from the initial assessment of a client's positioning and needs and work through post-implementation analysis and development. We believe that our comprehensive integrated service offering results in time and cost savings for our clients and also increases the likelihood that their projects will be completed successfully.

    INTERACTIVE TECHNOLOGY FOCUS AND EXPERIENCE

    Since our founding in 1995, we have focused on interactive technologies and their implications for businesses. Our interactive technology focus allows us to best fulfill our clients' needs and continuously refine our services while staying at the forefront of the rapid evolution of interactive technology.

    CUSTOMER DRIVEN

    In planning, designing and deploying interactive services and strategies, we base our work on the needs of our clients' customers. We focus on our clients' customers because these individuals ultimately determine the success of our clients' interactive businesses. Our approach enables us to establish a solid and effective base from which our clients may develop their interactive relationships. We work with our clients to analyze their customers' needs to create interactive strategies best suited for the client and these customers.

    RELATIONSHIPS WITH CLIENTS

    We seek to develop long-term relationships with our clients. We become familiar with their businesses and work closely with senior management to understand, predict and address our clients' evolving strategic business needs. Upon engagement, we assign to the client a dedicated multidisciplinary team of professionals who work with the client during each phase of the initial project and on future projects. We share our experience and knowledge with our clients to enhance their familiarity with interactive technology and its capabilities. We also establish extranets with our clients to improve the exchange of information on all ongoing projects.

    AGENCY CULTURE

    Our culture is based on the principles of honoring the value of individuals working as a team, growing through learning and knowledge-gathering, embracing change and encouraging innovation. We recognize that we succeed as a firm only when clients benefit from our work. We believe that nurturing our culture and values enables us to deliver innovative solutions and attract and retain top professionals. Our management and operational infrastructure fosters our culture. For example, substantially all of our employees have an equity stake in the company through our stock option plan, and we have developed and put into practice a number of internal mentoring and learning programs.

AGENCY SERVICES

    We provide fully integrated Internet, interactive television and mobile business professional services to our clients that enhance the development of their interactive relationships. We conceive and implement interactive services and strategies that add value to our clients businesses. We deliver to our clients services that include strategic business planning, Web site content development, graphic design, computer programming, interactive television and mobile business services. Each client benefits from our fully integrated service offering delivered by a team of strategy, creative and technology professionals. Each engagement has a project manager who coordinates and oversees the team. The project manager reports to the relationship manager who has direct responsibility for the client relationship. The following is a description of the primary components of our service offerings:

    STRATEGIC SERVICES

    Agency helps clients translate their corporate goals and objectives into interactive strategies. We work closely with our clients to understand and analyze their businesses. We help our clients formulate and execute their interactive strategies in the context of their business and marketing goals, operational methods and success criteria. Our strategic services include assisting our clients in:

    - establishing the operational guidelines and management structure necessary to execute their interactive strategies;

    - helping clients to formulate interactive strategies to reach new customers;

    - reducing the costs of serving existing customers;

    - improving the efficiency of internal operations; and

    - promoting customer loyalty and designing appropriate and innovative ways to extend our clients' brands on the Internet, interactive television and through mobile channels.

    INTERNET COMMERCE AND COMMUNICATION SERVICES

    We help our clients use the Internet as an effective means of communicating and transacting with their customers. We create Internet resources such as Web sites for our clients that encompass the entire customer relationship, including:

    - introducing relevant, customized information, products and services;

    - demonstrating the benefits of their products and services and gaining customer acceptance;

    - facilitating transactions; and

    - providing ongoing service tailored to the needs of and based on the feedback from each customer.

    CREATIVE SERVICES

    We assist clients in designing online resources that are easy for customers and others to use and that effectively present our clients' brands. In all of our creative work, we work closely with our clients to understand their brands and the needs of their customers. We advise clients on how they can bring their brands online in a manner consistent with their other marketing and product branding. We often create graphical elements and gauge their effectiveness through sample group testing. We often coordinate online marketing campaigns with clients' traditional advertising agencies.

    SYSTEMS INTEGRATION

    We recommend and install appropriate hardware and software networks that support our clients' interactive strategies. We provide integration services to link disparate third party systems. We often integrate interactive-based technologies with our clients' older information technology systems, such as legacy and client-server systems. We also adapt and develop custom software solutions and build add-on components to our clients' existing software applications. Systems integration projects have included the integration of sales systems, accounting systems and inventory systems to function over the Internet.

    INTERACTIVE TELEVISION PRACTICE GROUP

    Our iTV practice group offers a comprehensive range of solutions supporting interactive television services and programming. This practice group was formed in late 1999 and has generated successful solutions for multiple clients across multiple broadcasting environments. Our strategy and business planning services help companies meet the challenges of the interactive TV market. We work closely with our clients in order to deliver a tailored solution that fits our clients' needs from business plans to service creation, system engineering and integration. In delivering our services, we help our clients adapt the new technologies to their businesses.

    Our interactive services enable our clients to enhance relationships with their customers. Our interactive television solutions demonstrate the depth and breadth of our experience and include: electronic program guides, portals, mosaic browsing screens, games, TV e-mail and chat, news and information services, catalog and shopping services delivered cross multiple platforms in multiple languages and broadcast in multiple territories. Interactive TV standards, broadcasting technologies, set-top boxes and operating systems are all gradually evolving, but at present they are complex and restrictive. Our iTV practice group's technical team has taken these restrictive technologies and built upon them to create robust applications, tools and software. Our mission is to improve the manner in which these technologies are implemented and by doing so, better enable our clients' ability to participate in the interactive TV marketplace. We believe that we can provide companies with a proven broadcast software infrastructure that is platform-independent. Our software framework enables broadcasters to build, test, deploy and manage live high-quality interactive TV services--making the technology a real tool for business.

    Our interactive TV services focus on three main areas:

    - crafting an engaging television experience for the target audience, using our expertise in interaction and interface design;

    - assist in conceiving or validating appropriate business models to support interactive television services and programming using our knowledge; and

    - executing and implementing software solutions by designing and deploying the technical infrastructure necessary for system operators and content providers. This includes our own tools and applications, as well as best-of-breed products from hardware and software specialists.

    Given the complexity and need for speed inherent in today's interactive TV environment, these services are supported by our longstanding core competencies in systems integration and project management.

    MOBILE BUSINESS GROUP

    We have been engaged with mobile channels for two years and have steadily built a portfolio of world-class mobile solutions utilizing the services of employees who are knowledgeable and experienced in the complications of the Internet--regardless of the channel in which it arrives.

    Our mobile business group services range from business strategy and planning through implementation and back-end integration using custom built applications. We engage lateral thinking strategists, information architects, designers, writers and account services professionals who work together as a team from the beginning. We believe that we create solutions and look at them from multiple perspectives so the end product is fully integrated and dynamic.

    We execute business modeling for clients so they can develop unique value propositions in the increasingly competitive industry for mobile services. We also devise campaigns that offer customers appropriate services and messages, which are personal, location relevant and timely. We believe that our solutions can enable full personalization for lifestyle and business applications, and develop value-added services and the niche/unique offerings that brands need in this fast-moving space.

    We build mutually beneficial relationships between our clients and third parties that help to extend a client's brand in order to generate incremental revenue. We believe that we are experienced in creating the right mix and balance for clients and partners. We understand the customer experiences of mobile business and seek to optimize our clients' business applications and marketing campaigns.

    Our ability to be successful in building mobile portals will depend upon a number of factors, including our ability to understand what we believe to be the key factors behind profitable m-commerce operations, such as ensuring user security and authentication or preparing for the delivery of personal, localized applications through global-positioning and location-based services. The rapid development within the m-commerce space has the potential to present significant opportunities over the course of the next few years.

AGENCY COMPASS METHODOLOGY

    Our "Compass" methodology guides project management and execution. We believe this methodology enables us to provide consistent quality on all engagements and maximizes the value we deliver to our clients. Compass can be employed on projects of all types, sizes and geographic boundaries. Our process has four distinct phases: discovery, design, production and deployment. Within any phase of our methodology, we incorporate a series of steps--check, adjust and assess--which ensure that our clients' expectations for quality are met in each stage. We refine our methods within Compass' four phases based on input from our clients and their respective client teams. We also integrate the best practices of the companies we acquire into Compass.

    DISCOVERY

    During the discovery phase, we assess the client's positioning and needs, with an emphasis on the client's customers, and analyze the tasks and resources required to deliver an effective interactive strategy. Based on this understanding, we develop an initial plan for designing and completing the project. Agency works closely with the client to formulate and finalize the strategy and services to be provided.

    DESIGN

    During the design phase, we define the creative components, technical design and information architecture. These components are integrated and represented in a detailed design document, which is reviewed by the client. We build a prototype and conduct usability testing during this phase to ensure that the design is best suited to the client's needs. The final design document serves as a blueprint for the ensuing phases.

    PRODUCTION

    During the production phase, we develop and integrate all of the creative, technical and information components. We then test the system jointly with the client and optimize the performance of the hardware and software. At the end of this phase, we deliver to our client a product that is ready for deployment.

    DEPLOYMENT

    During the deployment phase, we formally "launch" the client's online system following all final testing and acceptance. We also educate and train the client to use and maintain the finished application and, where appropriate, transfer full control of the product to the client.

    We finish projects with a post-implementation evaluation, including measurement against initial benchmarks and a client evaluation of our work. Following the completion of a project, we document non-proprietary knowledge and experiences, such as revised work plans or enhanced knowledge of a particular technology, through post-engagement internal reviews. This information is then disseminated to our employees both through our internal intranet and specific training sessions. By broadening our professionals' knowledge base and improving their understanding of their field, we are able to assist them in better serving our clients' needs.

    Following the completion of the deployment phase, at the request of the client, the Agency client team often returns to the discovery phase in order to further develop and evolve the client's interactive business.

PEOPLE AND CULTURE

    We believe that our people and culture represent a significant competitive advantage and that our ability to scale innovation and creativity is at the core of our success to date. To successfully compete in the future, we must continue to identify, recruit, hire and retain outstanding professionals. We continually nurture, develop and evolve a culture that supports innovation and creativity.

    RECRUITING, RETAINING AND GROWING

    We promote and support each employee's personal growth through a variety of career development programs. Internal knowledge management resources gather the collective experience of client teams and individuals. Informal, internal educational programs expose staff to new experiences. Examples include InspireU, a collection of employee-led training courses, and Urban Desires, an online magazine owned by our founders that is used to explore advanced and artistic interactive experiences. More formal programs, involving internal and external resources, focus growth along specific career tracks. Examples include seminars with outside experts and multi-day training workshops.

    Recruiting and training are important to us. A dedicated recruitment group works with management to fulfill staffing objectives on a regional and international basis. New hires are commonly obtained through referrals from current and former staff as well as from recruiters and self-initiated referrals.

    Once we have hired an employee, our focus shifts to retention. In addition to offering competitive compensation, we believe that we retain employees by offering them a meaningful career path. Employees are reviewed by supervisors, co-workers and the employees they supervise in a 360-degree review process that is integral to our team approach.

    SCALING INNOVATION AND CREATIVITY

    We believe that possessing a single, unified culture in all offices, both domestic and international, is critical to fulfilling our business objectives. We pursue a number of initiatives to emphasize and reinforce our culture and values. We encourage regional managers to share resources across offices. Our client teams combine individuals with experience in a variety of backgrounds to collaborate, innovate and deliver services as a single unit. We instill and maintain our culture throughout our company by promoting our core values:

    - We succeed only when our clients benefit from our work.

    - We deliver excellence with the highest standards of integrity.

    - We honor the dignity and value of individuals working as a team.

    - We celebrate diversity of people, ideas and cultures.

    - We seek to grow through learning and knowledge gathering.

    - We embrace change and encourage innovation.

SALES AND MARKETING

    We seek to generate revenues from our existing and new clients. We continue to work with many of our early clients. We target the Global 1000 and top private companies. For the six months ended June 30, 2001 and 2000, no client accounted for more than 10% of our revenues.

EXISTING RELATIONSHIPS

    We focus on long-term relationships with our clients. To facilitate this, we assign a relationship manager to each of our clients. This relationship manager leads the client engagement and proactively works with the client to refine and further develop its interactive strategies. Our client team, led by a relationship manager, identifies areas for potential business growth and positions us as the provider of these services.

NEW BUSINESS DEVELOPMENT

    To target new clients, we have more than 30 new business development professionals located in our regional offices who seek to develop relationships with companies that have businesses that can benefit from interactive services and strategies, are willing to make a significant commitment to pursuing interactive opportunities and are located in the same geographic regions as our offices.

MARKETING EFFORTS

    Our marketing program focuses on extending our brand, generating incremental revenue and increasing our visibility. We supplement our marketing efforts with our marketing and technology alliances. Marketing and technology alliances provide mutually beneficial staff cross-training opportunities and business development opportunities to enhance the services we provide to our clients and to increase our technical awareness and internal capabilities.

ACQUISITIONS AND INTEGRATION

    We evaluate potential acquisitions based on strategic and geographic fit. After determining that an acquisition candidate meets one of these two criteria, we then focus on its cultural fit. We target companies that will help us become a leading global provider of Internet, interactive television and mobile business professional services. We believe that acquired companies benefit from our management expertise, international infrastructure, long-term client focus, track record, brand awareness and brand strength. We have acquired 12 companies since our founding in 1995.

COMPETITION

    We compete with other providers of interactive professional services. Our market is intensely competitive, highly fragmented and subject to rapid technological change. We expect competition to persist and intensify in the future. Our current and potential competitors include:

    - interactive professional services firms, such as Proxicom, Sapient, Razorfish, Organic, Scient and Viant;

    - traditional strategic consulting firms, such as Booz-Allen & Hamilton, Boston Consulting Group and McKinsey;

    - interactive advertising agencies, such as Modem Media, Poppe Tyson and OgilvyOne;

    - professional services groups of computer equipment companies, such as Hewlett-Packard and IBM;

    - traditional systems integrators, such as Accenture (formerly Andersen Consulting), Cambridge Technology Partners, EDS and Sapient; and

    - internal resources of current or potential clients.

    We believe the principal competitive factors in our market are:

    - breadth and integration of service offerings;

    - cost and quality of service;

    - client relationships;

    - technical knowledge and creative skills;

    - reliability;

    - ability to attract and retain quality professionals;

    - brand recognition;

    - reputation; and

    - vertical industry knowledge.

    We believe that we compete favorably with respect to these factors, but cannot assure that we will continue to do so in the future.

INTELLECTUAL PROPERTY AND PROPRIETARY RIGHTS

    We regard our copyrights, service marks, trademarks, trade secrets and other intellectual property as critical to our success. Unauthorized use of our intellectual property by third parties may damage our brand and our reputation. We rely on trademark and copyright law, trade secret protection and confidentiality and/or license agreements with our employees, customers, partners and others to protect our intellectual property rights. Despite our precautions, it may be possible for third parties to obtain and use our intellectual property without our authorization. Furthermore, the validity, enforceability and scope of protection of intellectual property in Internet-related industries is uncertain and still evolving. The laws of some foreign countries do not protect intellectual property to the same extent as do the laws of the United States.

    We pursue the registration of our trademarks in the United States and internationally in France, Germany, the Netherlands, Singapore, the United Kingdom and other countries in the European Community. We may not be able to secure adequate protection of our trademarks in the United States and other countries. We currently hold trademark registrations in the United States, France, Mexico, Brazil, Germany, the United Kingdom and the Netherlands for the AGENCY.COM trademark. Effective trademark protection may not be available in all of the countries in which we conduct business.

    We have also filed applications to register AGENCY.COM trademarks in Korea, Australia, New Zealand, Brazil, Singapore and the European Community. Singapore and New Zealand have raised certain objections to our application and we have submitted appropriate responses. As we begin operations in new countries, it is our intention to either file trademark applications for the AGENCY.COM trademark in these countries or to rely on the protection afforded by our European Community registration in those countries where registration provides protection. To the extent that we file new applications, we cannot be assured that any of those applications will be accepted.

    Policing unauthorized use of our marks is difficult and expensive. In addition, it is possible that our competitors will adopt product or service names similar to ours, thereby impeding our ability to build brand identity and possibly leading to customer confusion.

    We have made it a priority to acquire patent rights for the valuable technologies and services that Agency develops at our research laboratory and other parts of the company. Patent applications have been filed for inventions in fields including m-business, multiple digital channels and interactive systems. Additional applications are presently under development. The patent rights that may arise from those applications could help improve our competitive and financial position by excluding competitors from making, using, or selling the patented inventions and could also generate revenue for Agency in licensing fees and royalties. We intend to continue to rigorously acquire patent rights for our key services and technologies.

    We may be subject to legal proceedings and claims from time to time relating to the intellectual property of others in the ordinary course of our business. We may incur substantial expenses in defending against these third-party infringement claims, regardless of their merit. Successful infringement claims against us may result in substantial monetary liability or may materially disrupt the conduct of our business.

OUR CORPORATE HISTORY

    We were incorporated in New York on February 10, 1995 and commenced operating as an Internet, interactive television and mobile business professional services firm. We reincorporated in Delaware on August 30, 1999. We completed our initial public offering on December 8, 1999, selling a total of 6,785,000 shares of common stock, including 885,000 shares pursuant to the exercise of the underwriters' over-allotment option.

EMPLOYEES

    As of October 1, 2001, we had approximately 970 full-time employees. None of our employees are represented by a labor union. We have experienced no work stoppages and we believe our relationship with our employees is good.

BUSINESS SEGMENT AND GEOGRAPHICAL INFORMATION

    Agency manages its business in one business segment. Information with respect to our financial information by geographic area is set forth in Note 10 of the Consolidated Financial Statements of Agency included in this proxy statement.

PROPERTIES

    Our principal executive offices and New York operating office are currently located in a leased facility in New York, New York, consisting of an aggregate of approximately 158,000 square feet. The lease for this office space expires on April 15, 2014. We also lease space for our operations in California, Georgia, Illinois, Massachusetts, New Jersey, Oregon and Texas, as well as in Denmark, France, the Netherlands and the United Kingdom. We believe that our existing facilities are adequate for our current needs and that additional space will be available as needed.

LEGAL PROCEEDINGS

    We are currently aware that seven stockholder class actions alleging violations of the federal securities laws and seeking monetary damages have been filed in federal court in the Southern District of New York in June, July and August, 2001 against Agency, Messrs. Suh, Shannon, Dickson and Trush, and our principal underwriters in our initial public offering, Goldman Sachs & Co., Hambrecht & Quist LLC and Salomon Smith Barney. These lawsuits allege that the underwriter defendants agreed to allocate stock in our initial public offering to certain investors in exchange for excessive and undisclosed commissions and agreements by those investors to make additional purchases of stock in the aftermarket at pre-determined prices. They further allege that the prospectus and registration statement for our initial public offering was false and misleading in violation of the securities laws because it did not disclose these arrangements. Agency and its current officers and directors intend to vigorously defend the actions.

    In addition, in May 2001, two stockholder class actions, with allegations principally regarding Seneca's initial proposal to acquire our outstanding shares for a price of $3.00 per share, were filed in Delaware state court against Seneca, Agency and our directors. The two actions filed in Delaware Chancery Court were captioned DINALLO V. AGENCY.COM LTD. ET AL., Civ No. 18889 (filed May 16, 2001) and SCHNEIDER V. AGENCY.COM LTD. ET AL., Civ No. 18908 (filed May 22, 2001). The actions allege breach of fiduciary duty with respect to Seneca's proposal on May 14, 2001 to acquire the remaining public shares of our common stock for a price of $3.00 per share.

    On June 26, 2001, counsel for the parties to this consolidated action entered into a memorandum of understanding setting forth an agreement in principle to settle the actions based on an increase by Seneca in the price proposed to be paid in connection with the merger. The proposed settlement class will consist of all stockholders (other than affiliates of defendants) who were security holders during the period from May 14, 2001, to and including the effective date of the merger, and successors-in-interest. In the memorandum of understanding, defendants acknowledged that the pendency and prosecution of the actions were a material factor in Seneca's determination to increase the consideration to be paid in the merger.

    Pursuant to the memorandum of understanding, in exchange for the increase in merger consideration, among other things, plaintiffs have agreed to seek a court order approving the settlement, dismissing the actions with prejudice and releasing all claims of the members of the plaintiff class against the defendants relating to the initial proposal by Seneca to acquire our shares, its conduct, the conduct of our board or the special committee and the separately-negotiated agreement by some or our directors and officers to sell their shares to Seneca's subsidiary, E-Services Investments. All parties agreed in the memorandum of understanding that neither the memorandum of understanding nor the stipulation of settlement that it contemplates constitute an admission of the validity or infirmity of any claim against the defendants or of the liability of any defendant.

    The proposed settlement contemplated in the memorandum of understanding is subject to a number of conditions, including adoption of the merger agreement by the requisite stockholder vote at the special meeting, consummation of the merger and final approval by the Delaware Court of Chancery. If the Court approves the proposed settlement, plaintiffs' counsel intends to apply to the Court for an award of fees and expenses. Defendants have agreed not to oppose such an application in an aggregate amount not to exceed $350,000, to be paid by Seneca, us or our successor(s) in interest in the amount awarded by the Court.

    Agency, from time to time, becomes involved in various routine legal proceedings in the ordinary course of its business. We believe that the outcome of these pending legal proceedings in the aggregate will not have a material adverse effect on our consolidated results of operations, consolidated financial position or liquidity.

SELECTED FINANCIAL DATA

    The selected consolidated balance sheet data as of December 31, 1999 and 2000 and the selected consolidated statement of operations data for the years ended December 31, 1998, 1999 and 2000 have been derived from our audited consolidated financial statements included elsewhere in this proxy statement. The selected consolidated balance sheet data as of December 31, 1996, 1997 and 1998 and the selected consolidated statement of operations data for the years ended December 31, 1996 and 1997 are derived from our audited consolidated financial statements not included in this proxy statement. The selected consolidated financial data set forth below for the six months ended June 30, 2000 and 2001 is derived from the unaudited consolidated financial statements of Agency included in this proxy statement, which, in the opinion of management, have been prepared on the same basis as the audited consolidated financial statements and reflect all adjustments (consisting of only normal recurring adjustments) necessary for the fair presentation of the consolidated financial condition and results of operations of Agency at the date and for the periods indicated. Operating results for the six months ended June 30, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001.

    You should read the following selected financial data in conjunction with "Information About Agency--Management's Discussion and Analysis of Financial Condition and Results of Operations" and Agency's audited and unaudited consolidated financial statements and accompanying notes included in this proxy statement.

                                                                                                                  SIX MONTHS
                                                                                                                     ENDED
                                                                     YEAR ENDED DECEMBER 31,                       JUNE 30,
                                                       ----------------------------------------------------   -------------------
                                                         1996       1997       1998       1999       2000       2000       2001
                                                       --------   --------   --------   --------   --------   --------   --------
                                                                         (IN THOUSANDS, EXCEPT PER SHARE DATA)
CONSOLIDATED STATEMENT OF OPERATIONS DATA:
Revenues.............................................   $6,095    $12,975    $26,452    $ 87,786   $202,090   $88,732    $ 66,847
Direct salaries and costs............................    2,217      6,200     15,930      45,458     98,953    44,490      44,040
                                                        ------    -------    -------    --------   --------   -------    --------
Gross profit.........................................    3,878      6,775     10,522      42,328    103,137    44,242      22,807
Operating Expenses:
General and administrative(1) .......................      955      3,815     10,944      33,830     84,241    32,431      62,633
Sales and marketing..................................       --        528        596       4,671     12,873     5,525       7,301
Depreciation and amortization........................       61        304      1,141       4,627      7,116     3,272       4,046
Amortization of intangibles..........................       --         72        893       7,783     17,243     8,408       8,793
Non-cash compensation(2) ............................       --         --         --       1,239      2,366     1,546         831
                                                        ------    -------    -------    --------   --------   -------    --------
Total operating expenses.............................    1,016      4,719     13,574      52,150    123,839    51,182      83,604
                                                        ------    -------    -------    --------   --------   -------    --------
Income (loss) from operations........................    2,862      2,056     (3,052)     (9,822)   (20,702)   (6,940)    (60,797)
Interest income (expense), net.......................       28         10       (360)     (2,862)     3,247     1,772         819
Minority Interest income (expense)...................       --        167       (282)         51         --        --          --
                                                        ------    -------    -------    --------   --------   -------    --------
Income (loss) before provision for (benefit from)
  income taxes.......................................    2,890      2,233     (3,694)    (12,633)   (17,455)   (5,168)    (59,978)
Provision for (benefit from) income taxes............    1,388      1,051     (1,213)        246     (2,769)      350      (2,654)
                                                        ------    -------    -------    --------   --------   -------    --------
Net income (loss)....................................   $1,502    $ 1,182    $(2,481)   $(12,879)  $(14,686)  $(5,518)   $(57,324)
                                                        ======    =======    =======    ========   ========   =======    ========
Basic net income (loss) per common share(3) .........   $ 0.32    $  0.07    $ (0.15)   $  (0.53)  $  (0.41)  $ (0.16)   $  (1.48)
                                                        ======    =======    =======    ========   ========   =======    ========
Diluted net income (loss) per common share(3) .......   $ 0.31    $  0.07    $ (0.15)   $  (0.53)  $  (0.41)  $ (0.16)   $  (1.48)
                                                        ======    =======    =======    ========   ========   =======    ========
Weighted average shares outstanding used in basic net
  income (loss) per common share calculation.........    4,750     16,200     16,854      24,495     35,452    35,161      38,667
                                                        ======    =======    =======    ========   ========   =======    ========
Weighted average shares outstanding used in diluted
  net income (loss) per common share calculation.....    4,797     16,297     16,854      24,495     35,452    35,161      38,667
                                                        ======    =======    =======    ========   ========   =======    ========
Book value per share.................................   $ 0.14    $  0.21    $  0.15    $   5.49   $   5.01   $  5.54    $   3.51
                                                        ======    =======    =======    ========   ========   =======    ========

------------------------------
(1) The December 2000 and May 2001 restructuring and other costs of $12.9 million and $28.3 million, respectively, are included in the general and administrative expenses for the year ended December 31, 2000 and the six months ended June 30, 2001. In December 2000 and May 2001, Agency reorganized its operations through a restructuring plan in order to more properly align its capacity with the changing demand environment for Internet services. The restructuring plans included, in the case of the December restructuring, the closure of the Vail, Colorado office and, in both cases, other selected company-wide staff reductions.

(2) Non-cash compensation expenses for the year ended December 31, 1999 and 2000 are approximately $1.2 million and $2.4 million, respectively, which is the result of us granting approximately 1,783,000 stock options in 1999 to employees at exercise prices ranging from $4.065 to $19.55 per share, which at the time of grant, was below the fair market value of our common stock. As a result of these grants, we have estimated cumulative compensation expense of $6.5 million, which will be charged over the vesting period. This will result in future non-cash compensation expense of $1.6 million for the year ended December 31, 2001, $1.2 million for the year ended December 31, 2002 and $27,000 for the year ended December 31, 2003. We did not have any stock option grants with exercise prices that were below the fair market value of our common stock prior to 1999.

(3) Basic and diluted net income or loss per share was calculated in accordance with SFAS No. 128, "Earnings Per Share" ("SFAS No. 128"). Under SFAS
    No. 128, the number of shares used to calculate diluted net income or loss per share is calculated in accordance with the treasury stock method. The treasury stock method is a method for calculating outstanding shares that adds to the actual number of shares outstanding additional shares issuable upon the exercise of stock options and warrants based on a calculation that assumes that any proceeds that could be obtained upon the exercise of outstanding stock options and warrants during the applicable period would be used to purchase common stock at the average market price during the period. Stock options and warrants are not included if the impact of such inclusion is antidilutive. Income from continuing operations and net income per share (basic and diluted) were the same because we did not have any discontinued operations during the applicable periods.

    The following balance sheet data are presented:

                                                                             AS OF DECEMBER 31,
                                                            ----------------------------------------------------       AS OF
                                                              1996       1997       1998       1999       2000     JUNE 30, 2001
                                                            --------   --------   --------   --------   --------   --------------
                                                                                                                    (UNAUDITED)
                                                                                       (IN THOUSANDS)
CONSOLIDATED BALANCE SHEET DATA:
Cash and cash equivalents.................................   $  513    $   388    $   769    $ 85,035   $ 70,659      $ 53,135
Short term investment.....................................       --         --         --          --      4,883         5,014
Working capital...........................................    1,633      4,353      1,326      87,646     71,718        19,355
Total Assets..............................................    4,100     11,291     24,860     226,891    254,800       220,470
Notes payable, excluding current portion..................       --      2,425     11,989          --         --            --
Capital leases, excluding current installments............       --        116        848       1,644      2,750         3,880
Total stockholders' equity................................   $2,260    $ 3,449    $ 2,060    $190,693   $191,514      $136,300

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATION

    THE FOLLOWING DISCUSSION AND ANALYSIS SHOULD BE READ IN CONJUNCTION WITH OUR CONSOLIDATED FINANCIAL STATEMENTS AND NOTES THERETO INCLUDED ELSEWHERE IN THIS PROXY STATEMENT.

OVERVIEW

    Agency is an international Internet, interactive television and mobile business professional services firm. We provide our clients with an integrated set of strategy, creative and technology services that take them from concept to launch and operation of their interactive business. We provide these services as interactive platforms including the Internet, wireless application protocol (or
WAP) and interactive broadband platforms such as interactive television. We deliver our services through our multidisciplinary teams of strategy, creative, technology and project management specialists. These services help our clients create and enhance relationships with their customers, staff, business partners, and suppliers. We have expanded our geographic reach to 12 cities in the United States and Europe and have made minority investments in companies based in Singapore, Korea, Australia and Miami, Florida. Please see Note 10 to our consolidated financial statements included elsewhere in this proxy statement for a summary of our operations by geographic area.

    We derive our revenues from services performed under one of three pricing arrangements: retainer, time-and-materials and fixed-fee. The services performed under any of these arrangements are substantially identical.

    We bill and recognize revenues from retainer agreements on a monthly basis while the agreement is in effect. We believe that retainer arrangements are indicative of our strong, long-term relationships with clients, which yield significant benefits both to our clients and to us. We believe that we will achieve greater predictability of revenues and higher revenue growth with clients who engage us in retainer-based relationships. Retainer agreements are generally one year in length and include a renewal clause. Typically, retainer relationships with clients result in additional fixed-fee and time-and-materials projects since retainer agreements may not cover the full cost of specific projects. Retainer fees represented approximately 18% of our revenues for the year ended December 31, 2000, represented approximately 13.2% and 15.1% of our revenues for the six months ended June 30, 2001 and 2000, respectively. Revenue from clients with whom we have retainer relationships represented approximately 42% of our revenues during the year ended December 31, 2000. For the six months ended June 30, 2001 and 2000, revenue from clients with whom we have retainer relationships represented approximately 37.2% and 32.5% of our revenues, respectively. Consistent with our focus on long-term relationships, our goal is to increase our number of retainer-based arrangements. To the extent we acquire companies in the future that differ in their allocation of contract types, the percentage of revenue we derive from each type of contract may differ from current percentages.

    We bill and recognize revenues from time-and-materials projects as services are provided on the basis of costs incurred in the period. We estimate these costs according to an internally developed process. This process takes into account the type and overall complexity of the project, the anticipated number of personnel of various skill sets needed and their associated billing rates, and the estimated duration of and risks associated with the project. Management personnel familiar with the production process evaluate and price all project proposals.

    We recognize revenues from fixed-fee projects as services are provided upon the achievement of specified milestones. Revenue is recognized on partially completed milestones in proportion to the costs incurred for that milestone and only to the extent that an irrevocable right to the revenue exists. Fees are billed to the client over the course of the project. Revenue is only recognized when persuasive evidence of an arrangement exists, services have been rendered, the fees are fixed or determinable and collectibility is reasonably assured. We estimate the price for fixed-fee projects using the same methodology as time-and-materials projects. A member of our senior management team must first approve all fixed-fee proposals.

    Provisions for estimated losses on all three types of contracts are made during the period in which such losses become probable and can be reasonably estimated. To date, such losses have not been significant. We report revenue net of reimbursable expenses.

    For the six months ended June 30, 2001 and 2000, no client accounted for more than 10% of revenues. For the year ended December 31, 2000, no client accounted for more than 10% of our revenues. For the year ended December 31, 1999, one client accounted for 11% of our revenue.

    Our net income decreased from $1.5 million for the year ended December 31, 1996 to a net loss of $14.7 million for the year ended December 31, 2000. This significant increase in net loss is primarily attributable to the restructuring charge and other costs we incurred in the fourth quarter of 2000 of $12.9 million, increased amortization of goodwill, customer base and workforce resulting from our acquisitions, which are amortized over a period of seven, five and three years, respectively, increased general and administrative expenses and sales and marketing expenses related to growth in our infrastructure, and increased depreciation and amortization expense from capital expenditures incurred as a result of our continued growth. The increased expenses were partially offset by gross profit on increased revenue, and interest income on cash proceeds from our initial public offering in December 1999.

    For the year ended December 31, 2000, we incurred a net loss of $14.7 million. As a result of this and prior losses, our accumulated deficit was $28.4 million at December 31, 2000. The year 2000 loss resulted primarily from the restructuring charges and other one time costs we incurred in the fourth quarter of 2000 of $12.9 million, amortization of goodwill, customer base and workforce of $17.2 million associated with our acquisitions, which are amortized over a period of seven, five and three years, respectively, depreciation and amortization expense of $7.1 million due to increased capital expenditures, non-cash compensation expense of $2.4 million, increased costs due to an increase in the number of billable and non-billable employees from an average for the year of approximately 680 at December 31, 1999 to approximately an average for the year of 1,420 at December 31, 2000, as a result of our decision to continue to build our infrastructure. The increased expenses were partially offset by our increased revenues.

    For the six months ended June 30, 2001, we incurred a net loss of $57.3 million. The net loss resulted primarily from restructuring charges and other one time costs of $28.3 million, as well as a decrease in gross profit due to our decline in revenue. The net loss also resulted to a lesser degree, from amortization of intangibles of $8.8 million, non-cash compensation expense of $0.8 million, and depreciation and amortization expense of $4.0 million due to increased capital expenditures. These decreases were partially offset by interest income and benefit from income taxes.

    Included in the net loss for the year ended December 31, 2000 and for the six months ended June 30, 2001 are non-cash compensation expenses of $2.4 million and $0.8 million respectively, each of which is the result of us granting approximately 1,783,000 stock options in 1999 to employees at exercise prices ranging from $4.065 to $19.55 per share, which at the time of grant, were below the fair market value of our common stock. As a result of these grants, we have estimated cumulative compensation expense of $6.5 million, which will be charged over the vesting period of such options. This will result in future non-cash compensation expense of additional $0.8 million for the remainder of 2001, $1.2 million for the year ended December 31, 2002 and $27,000 for the year ended December 31, 2003. We did not have any stock option grants with exercise prices that were below the fair market value of our common stock prior to 1999.

    Our revenues and earnings are affected by a number of factors, including:

    - conditions in the e-services market and in the economy in general;

    - the amount of business developed from existing relationships;

    - our ability to meet the changing needs of the marketplace;

    - employee retention;

    - billing rates;

    - our ability to deliver complex projects on time; and

    - efficient utilization of our employees.

    In addition to the foregoing, as of the date of this proxy statement, we cannot determine if the terrorist attacks on the World Trade Center in New York and the Pentagon in Washington, D.C. on September 11, 2001 will have a material impact on our business.

    Our expenses include direct salaries and costs, sales and marketing, general and administrative, depreciation and amortization of tangible assets, and amortization of intangible assets. Direct salaries and costs include salaries, benefits and incentive compensation of billable employees. Billable employees are full time employees. Billable employees and subcontractors whose time spent working on client projects is charged to that client at agreed upon rates are our primary source of revenue. Direct salaries and costs also include other direct costs associated with revenue generation. Sales and marketing expenses include promotion and new business generation expenses and the salary and benefit costs of personnel in these functions. General and administrative expenses include the salaries and benefits costs of management and other non-billable employees, rent, accounting, legal and human resources costs and, with respect to 2000 and 2001, a restructuring charge. Depreciation and amortization expenses primarily include depreciation of technology equipment, furniture and fixtures, and leasehold improvements. Amortization of intangibles expenses includes charges for the excess of purchase price over net tangible book value of acquired companies and the goodwill is amortized over a period of seven years. Personnel compensation and facilities costs represent a high percentage of our operating expenses and are relatively fixed in advance of each quarter.

    We had achieved growth in revenues by pursuing a strategy of increasing revenues from existing lines of businesses and through augmenting existing lines of business with acquisitions.

    Revenue from our international operations was $19.2 million for the year ended December 31, 1999, compared to $47.7 million for the year ended
December 31, 2000. This represents an increase of 148% for the year. Revenue from our international operations was $21.2 for the six months ended June 30, 2000, and decreased to $17.5 for the six months ended June 30, 2001, a decrease of 17.5%. Net loss from international operations was $0.5 million for the year ended December 31, 1999 compared to $5.9 million for the year ended
December 31, 2000. This represents an increase of 1,080% for the year. Net loss from international operations was approximately $1.2 million and $11.0 million for the six months ended June 30, 2000 and 2001, respectively. This represents an increased loss of 817%. The increase in our international revenue of $28.5 million for the year ended December 31, 2000, compared to the year ended December 31, 1999 was due to the following: $3.7 million was contributed by our Paris office primarily due to our acquisition of Pictoris Interactive SA in January 2000, $5.0 million was contributed by our Amsterdam office which was part of our operations for a full year in 2000 versus five months in 1999 and $10.7 million was contributed by the Copenhagen office which was in our operations for a full year in 2000 versus two months in 1999. The remaining
$9.1 million of this increase is attributable to an increase in revenue from new and existing clients of our London office. The decrease in our international revenue of $3.7 million for the six months ended June 30, 2001 compared to the six months ended June 30, 2000 was primarily due to a reduction in revenue in our London and Copenhagen offices of $1.7 million and $1.9 million, respectively.

    In December 2000, we reorganized our operations through a restructuring plan in order to more properly align our capacity with the changing demand environment for interactive services. The restructuring plan included the closure of the Vail, Colorado office and other select company-wide staff reductions. Overall, we reduced our workforce by approximately 190 employees, approximately 130 of which were billable consultants. In connection with the reorganization, we took a charge in the fourth quarter of 2000 of approximately $12.9 million, all of which was included in general and administrative expenses. Unpaid amounts of $2.4 million are included in accrued restructuring costs as of June 30, 2001.

    The December 2000 restructuring charges consisted of the following (in thousands)

                                                       EXPENSE FOR
                                                        YEAR ENDED         PAYMENTS AND        ACCRUAL AT
                                                    DECEMBER 31, 2000    WRITEOFFS TO DATE   JUNE 30, 2001
                                                    ------------------   -----------------   --------------
Severance.........................................        $ 3,768               3,768            $   --
Office closure....................................          3,665               1,326             2,339
Abandonment of fixed assets.......................          3,620               3,620                --
Other restructuring costs.........................            516                 480                36
                                                          -------             -------            ------
Total restructuring costs.........................         11,569               9,194             2,375
Other costs.......................................          1,376               1,368                 8
                                                          -------             -------            ------
Total restructuring and other costs...............        $12,945             $10,562            $2,383
                                                          =======             =======            ======

    In May 2001, we announced that we were further restructuring our operations to more properly align our capacity with the demand for interactive services. Our restructuring plan included the reduction of our global workforce by approximately 25% or 320 employees, including approximately 240 billable consultants. In connection with the reorganization, we recorded a charge of approximately $28.3 million, all of which was included in general and administrative expenses. Unpaid amounts of $23.3 million are included in accrued restructuring costs in the liability section of the balance sheet.

    The May 2001 restructuring charges consisted of the following (in thousands):

                                                      EXPENSE FOR SIX
                                                       MONTHS ENDED       PAYMENTS AND        ACCRUAL AT
                                                       JUNE 30, 2001    WRITEOFFS TO DATE   JUNE 30, 2001
                                                      ---------------   -----------------   --------------
Severance...........................................      $ 4,175            $3,130             $ 1,045
Lease operating cost and estimated early lease
  termination costs.................................       16,373               822              17,540
Abandonment of Fixed Assets.........................        3,468               206               3,252
                                                          -------            ------             -------
Total restructuring costs...........................       26,006             4,169              21,837
Other costs.........................................        2,255               772               1,483
                                                          -------            ------             -------
Total restructuring and other costs.................      $28,261            $4,941             $23,320
                                                          =======            ======             =======

    Included in lease operating costs and estimated early lease termination costs is the cost associated with lease payments of leases that cannot be cancelled until term expiration net of the expected sublease benefit as well as the estimated cancellation fee for leases that may be cancelled based upon negotiation with the landlords. Other costs primarily consist of transaction costs associated with our going private transaction and employee settlement costs.

SUBSEQUENT EVENTS

    On September 18, 2001, we announced that we are undertaking a reorganization of our operations to focus on key vertical industries and more properly align our capacity with the current demand for interactive services. This reorganization began on September 21, 2001. Our reorganization plans include a new management structure focused on the sale and delivery of Agency's services to our global client base through our client partner structure. Client partners are senior Agency executives who will be responsible for client accounts. Additionally, we will be aligning our services along key vertical industries.

    As part of our reorganization plan, we also announced the closing of our Portland, Oregon office, and a reduction of our workforce by approximately 19%, or 200 employees, including about 130 billable consultants. We also announced, however, that in light of the devastating impact of the terrorist attack in New York, no New York employee would be affected by this reduction in staff. We will take a charge in the third quarter of between approximately $18 and $23 million, which will consist primarily of severance relating to staff reductions and real estate related charges. We expect to realize annual cost savings of approximately $25 million as a result of these actions. In addition, as a result of these actions we plan to evaluate our intangible assets to determine if an impairment charge is necessary. Finally, we are continuing to study our operations with the objective of reducing our cost structure and aligning our business with the changing marketplace.

ACQUISITIONS

    A key component of our overall growth strategy has been the acquisition of or investment in, complementary businesses, technologies, services and products. From inception through July 2001, we acquired 12 companies and may acquire similar businesses in the future. We acquired Spiral Media, Inc., Online Magic Limited, Ketchum Advertising Inc., Web Partners (doing business as "The Primary Group"), Interactive Solutions Incorporated, Quadris Consulting, Inc. (Quadris became a wholly-owned subsidiary of ISI immediately prior to our acquisition of
ISI), Eagle River Interactive, Inc., Digital Vision Communications, Inc., Twinspark Interactive People B.V., Pictoris Interactive SA, Interactive Traffic Inc., Visionik A/S, and Speedmount Services Limited. Our growth for 2000 was not materially impacted by foreign currency fluctuations.

    All of the companies and businesses in which we have acquired a 100% ownership interest have been incorporated into our operations.

    In July 1997, we acquired 51% of Spiral Media, and in July 1998, we acquired the remaining 49%. The total consideration for the acquisition was approximately $6.2 million, consisting of a cash payment of $5.5 million, relinquishment of debt due from Spiral Media stockholders of $128,000 and the issuance of 480,626 shares of our common stock valued at $1.12 per share. As a result of this acquisition, we have recorded goodwill of approximately $6.1 million, which is the cost in excess of net assets acquired and is being amortized over a period of seven years. Spiral Media created new media services for businesses and consumers by offering Internet-based and digital media communications strategies and development for clients. Spiral Media broadened our ability to offer complex technology services, such as the implementation of electronic commerce systems. Spiral Media has been incorporated into the operations of our New York office.

    In October 1997, we acquired 42.5% of Online Magic and acquired the remaining equity interest in two steps in May 1998 and July 1998. As of December 31, 1998, the total consideration for the acquisition was $2.2 million. The consideration was comprised of a cash payment of $1.6 million and the issuance of 498,434 shares of our common stock valued at $1.12 per share. As a result of this acquisition, we have recorded goodwill of approximately $1.9 million, which is the cost in excess of net assets acquired and which is being amortized over a period of seven years. Furthermore, the purchase agreements called for certain earn-out payments to former stockholders of Online Magic based upon the achievement of targeted operating performance of Online Magic through December 1999. In September 1999, Agency released 123,376 shares from escrow and issued them to two of the former stockholders of Online Magic as part of the earn-out payment. These shares were valued at $11.00, which was the then-current fair market value of our stock. The total value of the shares of approximately
$1.4 million was recorded as additional purchase price and is reflected as additional goodwill in the accompanying financial statements. In March 2000, we released the remaining 123,376 shares from escrow to the same former stockholders of Online Magic as the remaining earn-out payment. These shares were valued at $29.50, which was the then-current fair market value of our stock at the date of the release. The total value of these shares of approximately $3.6 million was recorded as additional purchase price and was reflected as goodwill. Online Magic designed, built and managed web sites for their clients. Online Magic contributed to our growth by increasing our U.K. staff by approximately 75 people and by significantly increasing our client base in the U.K. We incorporated the U.S. operations of Online Magic into the operations of our New York office. The U.K. office of Online Magic operates as a separate subsidiary.

    In April 1998, we acquired assets from Ketchum. The consideration consisted of a cash payment of approximately $0.6 million. As a result of this acquisition, we have recorded goodwill of approximately $0.6 million, which is the cost in excess of net assets acquired and is being amortized over a period of seven years. Ketchum was an interactive marketing and branding agency, which developed interactive communications for clients by utilizing strategic consulting, design and production. We incorporated the operations of Ketchum into our operations and it currently operates as our San Francisco office. Ketchum contributed to our growth by expanding our presence in San Francisco.

    In August 1998, we acquired assets from The Primary Group. In consideration of the assets acquired, we paid approximately $50,000 in cash. The Primary Group focused on online marketing needs for luxury and style brands. The Primary Group contributed to our growth by increasing our client base within the fashion and retail markets. The Primary Group has been incorporated into the operations of our New York office.

    In April 1999, we acquired Interactive Solutions Incorporated, or ISI, through a merger in exchange for an aggregate of 4,171,846 shares of our common stock valued at $1.23 per share and warrants valued at $0.80 per share to purchase 3,071,248 shares of our common stock at a purchase price of $0.005 per share. The total consideration of the acquisition was approximately
$8.2 million. As a result of this acquisition, Agency has recorded goodwill of approximately $15.1 million, which is the cost, plus the net liabilities assumed after the allocation to trained workforce and customer base of $1.0 million and $2.6 million respectively. Goodwill, trained workforce and customer base are being amortized over a period of seven, three and five years, respectively. ISI created digital communications strategies to help its clients increase sales, improve communications and create brand identities. ISI contributed to our growth by increasing the complexity of our technology services, such as system integration services. It also contributed by increasing our client base in the financial services and healthcare markets and by expanding our presence in the Boston market. We incorporated the operations of ISI into our operations and it currently operates as our Boston office.

    In April 1999, we acquired Eagle River Interactive, or ERI, through a merger in exchange for an aggregate of 3,659,548 shares of our common stock valued at $1.23 per share and a warrant valued at $0.80 per share to purchase 4,328,752 shares of our common stock at a purchase price of $0.005 per share. In addition, we issued 80,690 shares of our common stock to the former President of ERI, in connection with his employment agreement with ERI. The total consideration of the acquisition was approximately $8.1 million. As a result of this acquisition, Agency has recorded goodwill of approximately $26.4 million, which is the cost, plus the net liabilities assumed after the allocation to trained workforce and customer base of $1.3 million and $3.2 million, respectively. Goodwill, trained workforce and customer base are being amortized over a period of seven, three and five years, respectively. ERI created, developed and deployed online marketing strategies to assist a variety of companies, primarily in the United States, in communicating effectively with their targeted audiences. ERI contributed to our growth by improving our project management capabilities and by expanding our presence in Chicago, Portland, Dallas and New York. We incorporated the operations of ERI into our operations and it currently operates as our Portland, Dallas and Paris offices. In addition, a portion of ERI's operations has been integrated into our New York office.

    In May 1999, we purchased all of the issued and outstanding shares of capital stock of Digital Vision for $1.1 million in cash. As a result of this acquisition, we have recorded goodwill of approximately $1.4 million, which is the cost plus the net liabilities assumed and is being amortized over a period of seven years. Digital Vision was an interactive services firm that provided web site design and development. Digital Vision contributed to our growth by increasing our presence in the

Chicago market. We incorporated the operations of Digital Vision into our operations and it currently operates as our Chicago office.

    In August 1999, we purchased all of the issued and outstanding shares of capital stock of Twinspark for $0.7 million in cash and 1,057,226 shares of our common stock valued at $11.00 per share, of which 1,047,226 shares were issued to the stockholders of Twinspark and 10,000 shares were issued to former employees of Twinspark, for total consideration paid as of December 31, 2000 of $12.3 million. As a result of this acquisition, we have recorded goodwill of approximately $12.2 million, which is the cost plus the net liabilities assumed and is being amortized over a period of seven years. In January 2001, we issued 85,000 additional shares to the former stockholders of Twinspark for settlement of the final performance payment. This additional consideration will be recorded as goodwill in January 2001. Twinspark delivers interactive strategies to global organizations including electronic commerce and strategic consultancy, building and maintenance of Web sites, Intranet and Extranet and enterprise Web site management systems. Twinspark contributed to our growth by increasing our presence in the Dutch market. Twinspark operates as a separate subsidiary.

    In October 1999, we consummated our investment of 5% of the outstanding equity in Pictoris from its existing stockholders for $0.5 million. In
January 2000, we exercised our option to purchase the remaining 95% of Pictoris. The total consideration for the acquisition was approximately $12.4 million consisting of $8.7 million in cash and 78,954 shares of our common stock valued at approximately $46.00 per share. As a result of this acquisition, we recorded goodwill of approximately $13.3 million, which was the cost plus the net liabilities assumed and is being amortized over a period of seven years. Pictoris is located in Paris, France and concentrated on helping its clients develop their overall interactive strategy and helping them implement that strategy through design, programming and production of Internet sites. Pictoris operates as a separate subsidiary.

    In October 1999, we acquired Interactive Traffic Inc., or I-traffic, through a merger. The consideration paid to the stockholders of I-traffic totaled
$12.5 million, which includes approximately $3.0 million in cash paid at closing, $1.0 million paid in January 2000, $1.8 million paid in four quarterly installments during 2000, 469,320 shares of our common stock valued at $11.00 per share, the assumption of options to purchase 160,680 shares of our common stock at $2.54 per share and the issuance of newly-granted options to purchase 60,000 shares of our common stock at $2.50 per share. The total consideration was adjusted for performance-based payments consisting of $1.8 million that were paid in 2000. As a result of this acquisition, through December 31, 2000, we have recorded goodwill of approximately $13.3 million, which is the cost plus the net liabilities assumed and is being amortized over a period of seven years. During 2001, the total consideration was adjusted for approximately 307,000 shares which were issued in satisfaction of the earn-out. The total value was approximately $0.8 million, which was recorded as additional purchase price and was reflected as goodwill. I-traffic is a full service online direct marketing company headquartered in New York, with an office in San Francisco. They provide strategic marketing services through media planning, development, tracking and the creation of affiliation programs. I-traffic will contribute to our growth by increasing the complexity of our strategy and creative services, such as advising clients on online direct marketing. I-traffic operates as a separate subsidiary.

    In November 1999, we acquired all of the issued and outstanding equity of Visionik, a company based in Denmark. The total consideration for the acquisition was $6.8 million, consisting of $0.5 million in cash and 572,000 shares of our common stock valued at $11.00 per share. As a result of this acquisition, we have recorded goodwill of approximately $7.7 million, which is the cost plus the net liabilities assumed in excess of the net assets acquired and is being amortized over a period of seven years. Visionik is located in Copenhagen, Denmark, and concentrates on providing complete interactive television and Internet-related services to its clients. Visionik will contribute to our growth by broadening our services to include advising clients on interactive television applications. Visionik also expanded our presence in the Danish market. Visionik operates as a separate subsidiary.

    In October 2000, we acquired all of the issued and outstanding shares of Speedmount, a United Kingdom company, for approximately $0.7 million in the form of equity of Agency. Speedmount's employees and other assets have been redeployed predominantly to our Paris office. The acquisition of Speedmount deepens our technical service offerings in Europe. As a result of this acquisition, Agency recorded goodwill of approximately $0.9 million.

    We believe our acquisitions have supported our ability to grow rapidly while continually enhancing the quality of services we offer our clients. Our acquisitions have allowed us to rapidly build our base of professionals in the context of a tight labor market for experienced technical and creative professionals. Since January 1, 1997, our staff has increased rapidly, and, as of October 1, 2001, is approximately 970 employees.

    We evaluate acquisitions based on numerous quantitative and qualitative factors. Quantitative factors include historical and projected revenues and profitability, geographic coverage and backlog of projects under contract. Qualitative factors include strategic and cultural fit, management skills, customer relationships and technical proficiency.

    We integrate all acquired companies into our operating organization. This integration includes business development, delivery of services, managerial and administrative support, benefits, purchasing and all other areas.

    All of our acquisitions have been accounted for using the purchase method. Under the purchase method, the financial data of the acquired entities are consolidated with our financial results from the effective dates of their acquisition. For each acquisition, a portion of the purchase price is allocated to the tangible and identifiable intangible assets acquired and liabilities assumed based on their respective fair market values on the acquisition date. The remaining unallocated portion of the purchase price of each of the acquisitions is allocated to intangible assets, primarily goodwill, and amortized on a straight-line basis over the estimated period of benefit, which is seven years for goodwill, five years for customer base and three years for workforce. We evaluate the period of benefit on a company-by-company basis. For the years ended December 31, 1999 and 2000, amortization of intangibles expense was $7.8 million and $17.2 million, respectively. We expect to incur amortization expense on currently recorded intangibles of approximately
$18 million for the year ending December 31, 2001. We may incur additional acquisition related amortization expenses as a result of any future acquisitions.

    A significant differentiating factor in our growth strategy is that we manage regional locations based on key success factors rather than traditional profit-loss statements. In order to facilitate cooperation across our company and prevent territorial conflicts, we evaluate Regional Presidents on the basis of key success factors, including project profitability, utilization, retention, client satisfaction and revenue per billable employee. We believe that managing by these key success factors enables our offices to function more effectively as a team and to jointly take advantage of greater opportunities for synergies and additional revenues.

INVESTMENTS

    In December 1998, we entered into an agreement to acquire up to 60% of The EdgeMatrix Pte. Ltd., or EdgeMatrix, in a staggered transaction. In
December 1998, under this agreement, we acquired 12% of EdgeMatrix's outstanding shares and in July 1999, increased the investment by an additional 18%. The total cash consideration for the 30% investment was $3.1 million. Of the $3.1 million, $2.2 million of our investment in EdgeMatrix represented costs in excess of 30% of EdgeMatrix's net assets. In accordance with the equity method of accounting, these costs in excess of our total investment have been recorded as goodwill in the accompanying financial statements and are being amortized over a period of seven years. In November 2000, EdgeMatrix entered into a recapitalization agreement introducing new investors to EdgeMatrix. As a result of this recapitalization, our ownership of EdgeMatrix was partially diluted. In December 2000, we disposed of a portion of the investment for

$1.7 million. The proceeds were offset against our investment in EdgeMatrix and the previously recorded goodwill. We currently own approximately 19% of EdgeMatrix.

    During 2000 and 2001, we entered into joint venture agreements with QUAXAR.COM, a company located in Miami, Florida, AGENCY.COM Korea, a company based in Korea, and AGENCY Interactive Australia, a company located in Australia. In addition, in October 2000, we entered into an agreement with Botticelli Investments (Cayman), L.P. Botticelli is a limited partnership that invests in Israeli based technology companies. Under this agreement, Agency has committed to investing $5.0 million, subject to capital calls being made by Botticelli. As of June 30, 2001, approximately $0.9 million has been invested in Botticelli. Omnicom and several of its related parties also invested in Botticelli in connection with its formation.

RESULTS OF OPERATIONS

    The following discussion relates to our operating results for the periods noted. The operating results discussed include the operations of acquired companies from the effective dates of their acquisitions. Given that each year includes revenues and expenses from new acquisitions, we believe that the operating results for the periods noted are not necessarily indicative of or directly comparable to the results expected for any other interim period or any future fiscal year.

COMPARISON OF THE SIX MONTHS ENDED JUNE 30, 2000 AND 2001

    REVENUES. Our revenues decreased by $21.9 million, or 24.7%, to $66.8 million for the six months ended June 30, 2001 from $88.7 million for the comparable period in 2000. The $21.9 million decrease was attributable to existing operations and primarily reflected decreases in the average rate per billable hour and average revenues per client. Our revenue decline for the six months ended June 30, 2001 was not materially impacted by foreign currency fluctuations.

    DIRECT SALARIES AND COSTS. Our direct salaries and costs decreased by $0.5 million, or 1.1%, to $44.0 million for the six months ended June 30, 2001 from $44.5 million for the comparable period in 2000. The $0.5 million decrease in direct salaries and costs was primarily due to our restructurings in December 2000 and May 2001. As of June 30, 2001 and 2000, there were approximately 800 and 1,080 employees, respectively, included in direct salaries and costs. As a percentage of revenues, direct salaries and costs increased to 65.9% of revenues for the six months ended June 30, 2001 from 50.2% of revenues for the comparable period in 2000.

    GENERAL AND ADMINISTRATIVE EXPENSES. Our general and administrative expenses increased $30.2 million, or 93.2%, to $62.6 million for the six months ended June 30, 2001 from $32.4 million for the comparable period in 2000. As a percentage of revenues, general and administrative expenses increased to 93.7% for the six months ended June 30, 2001 from 36.5% for the comparable period in 2000. The $30.2 million increase in general and administrative expenses resulted primarily from restructuring charges and other one time costs of $28.3 million in connection with the May 2001 reorganization, increases in facility costs of $3.0 million, and other net decreases of $1.1 million.

    SALES AND MARKETING EXPENSES. Our sales and marketing expenses increased $1.8 million, or 32.7%, to $7.3 million for the six months ended June 30, 2001 from $5.5 million for the comparable period in 2000. As a percentage of revenues, sales and marketing expenses increased to 10.9% for the six months ended June 30, 2001 from 6.2% for the comparable period in 2000. The
$1.8 million increase in sales and marketing expenses was primarily a result of the increase in the number of sales personnel which contributed $0.7 million, an increase in our marketing and branding efforts which contributed $0.6 million, an increase in commission expense of $0.4 million, and other net increases of $0.1 million.

    DEPRECIATION AND AMORTIZATION. Depreciation and amortization expenses increased by $0.7 million, or 21.2%, to $4.0 million for the six months ended June 30, 2001 compared to $3.3 million for the comparable period in 2000. As a percentage of revenues, depreciation and amortization represented

6.0% and 3.7% of revenues for the six months ended June 30, 2001 and the comparable period in 2000, respectively. The $0.7 million increase in depreciation and amortization expenses was a result of depreciation of growth-related infrastructure investments, including technology equipment, furniture and fixtures, and leasehold improvements, made during fiscal year 2000 and prior.

    AMORTIZATION OF INTANGIBLES. Amortization of intangibles increased by $0.4 million, or 4.8%, to $8.8 million for the six months ended June 30, 2001 compared to $8.4 million for the comparable period in 2000. Intangible assets, which primarily include goodwill, customer base, and workforce, are amortized over periods of seven, five, and six years, respectively. As a percentage of revenues, depreciation and amortization represented 13.2% and 9.5% of revenues for the six months ended June 30, 2001 and the comparable period in 2000, respectively. The $0.4 million increase was due to the issuance of contingent consideration to former shareholders of Twinspark Interactive People B.V., Interactive Traffice, Inc., and Pictoris Interactive SA.

    NON-CASH COMPENSATION. Non-cash compensation expense was $0.8 million for the six months ended June 30, 2001, and $1.5 million for the comparable period in 2000.

    NET LOSS. Net loss for the six months ended June 30, 2001 was $57.3 million compared to a net loss of $5.5 million for the comparable period in 2000. The $51.8 million increase in net loss was primarily attributable to restructuring charges and other one time costs of $28.3 million, a decrease in revenues, increased general and administrative expenses, sales and marketing expenses, depreciation and amortization, and amortization of intangibles, partially offset by a decrease in direct salaries and costs, and a decrease in non-cash compensation expenses, all of which are discussed above.

COMPARISON OF THE FISCAL YEARS 1999 AND 2000

    REVENUES. Revenues were $87.8 million in 1999 and grew to $202.1 million in 2000, an increase of 130%. $85.9 million and $28.4 million of this growth related to domestic and international operations, respectively. The total growth of $114.3 million primarily reflected increases in the number of clients, average revenues per client and the number of billable employees to meet the growing demand for our services. The number of clients with revenues over $100,000 increased from approximately 100 at December 31, 1999 to approximately 150 at December 31, 2000, the average revenues per client for our top 20 clients increased from approximately $2.6 million during the year ended December 31, 1999 to approximately $5.8 million during the year ended December 31, 2000 and the number of billable employees increased from approximately 810 at December 31, 1999 to approximately 1,180 at December 31, 2000.

    DIRECT SALARIES AND COSTS. Direct salaries and costs were $45.5 million for the year ended December 31, 1999 and grew to $99.0 million for the year ended December 31, 2000, an increase of 118%. The increase in direct salaries and costs of $53.5 million for the year ended December 31, 2000 compared to the year ended December 31, 1999 was due to an increase in the number of personnel needed to service our client engagements. For the year ended December 31, 1999 and 2000, there were an average of approximately 510 and 1,060 employees, respectively, included in direct salaries and costs. As a percentage of revenues, direct salaries and costs decreased from 51.8% for the year ended December 31, 1999 to 49.0% for the year ended December 31, 2000.

    GENERAL AND ADMINISTRATIVE EXPENSES. General and administrative expenses were $33.8 million for the year ended December 31, 1999 and grew to $84.2 million for the year ended December 31, 2000, an increase of 149%. As a percentage of revenues, general and administrative expenses increased from 38.5% for the year ended December 31, 1999 to 41.7% for the year ended December 31, 2000. The increase in general and administrative expenses in absolute dollar terms of $50.4 million from 1999 compared to 2000 was primarily due to an increase in the yearly average of the number of non-billable employees from approximately 170 to 360, resulting in an increase in salaries and benefits of $12.6 million, an increase in facility costs of $6.7 million to support our growth and the restructuring charge and other one time costs we incurred in the fourth quarter of 2000 of $12.9 million.

    SALES AND MARKETING EXPENSES. Sales and marketing expenses were $4.7 million for the year ended December 31, 1999 and grew to $12.9 million for the year ended December 31, 2000, an increase of 174%. As a percentage of revenues, sales and marketing expenses increased from 5.3% for the year ended
December 31, 1999 to 6.4% for the year ended December 31, 2000. Sales and marketing expenses increased in absolute dollar terms and as a percentage of revenues primarily as a result of the increase in the number of sales personnel from a yearly average of approximately 25, for the year ended December 31, 1999, to 50, for the year ended December 31, 2000 and an overall increase in our marketing and branding efforts.

    DEPRECIATION AND AMORTIZATION. Depreciation and amortization expenses were $4.6 million for the year ended December 31, 1999 and grew to $7.1 million for the year ended December 31, 2000, an increase of 54%. As a percentage of revenues, depreciation and amortization represented 5.3% and 3.5% of revenues for the year ended December 31, 1999 and 2000, respectively. The increases in absolute dollar terms from year to year resulted from depreciation of growth-related infrastructure investments, including technology equipment, furniture and fixtures and leasehold improvements and the depreciation of the assets that we acquired.

    AMORTIZATION OF INTANGIBLES. Amortization of intangibles was $7.8 million for the year ended December 31, 1999 and grew to $17.2 million for the year ended December 31, 2000, an increase of 121%. The increase of amortization expense of $9.4 million primarily related to the impact of our 1999 acquisitions being amortized for the full year in 2000 as opposed to a partial year of amortization in 1999. Intangible assets, which primarily include goodwill, customer base and workforce, are amortized over periods of seven, five and three years, respectively. As a percentage of revenues, amortization of intangibles represented 8.9% and 8.5% of revenues for the years ended December 31, 1999 and 2000, respectively.

    NET LOSS. Net loss for 1999 was $12.9 million compared to a net loss of $14.7 million for 2000. Excluding the restructuring and other one time charge of $12.9 million in 2000, our net loss decreased from $12.9 million in 1999 to $1.8 million in 2000 primarily due to our significant increase in revenues which were offset by increased direct salaries and costs, general and administrative expenses, sales and marketing expenses, depreciation and amortization, amortization of intangibles and non-cash compensation, all of which are discussed above.

COMPARISON OF THE FISCAL YEARS 1998 AND 1999

    REVENUES. Revenues were $26.5 million in 1998 and grew to $87.8 million in 1999, an increase of 231%. $26.0 million, or 42%, of this growth was attributed to existing operations, of which $20.5 million and $5.5 million related to domestic and international growth, respectively. $35.3 million of this growth related to acquisitions, of which $14.4 million, $15.0 million, $2.7 million, $600,000 and $2.6 million was attributed to Eagle River Interactive, Interactive Solutions Incorporated, Twinspark, Visionik and I-traffic, respectively. All of the growth from acquisitions came from locations that were new to us in 1999. The $26.0 million attributed to existing operations primarily reflected increases in the number of clients, average revenues per client and the number of billable employees to meet the growing demand for our services. Our growth for 1999 was not materially impacted by foreign currency fluctuations. The number of clients increased from approximately 100 at December 31, 1998 to approximately 310 at December 31, 1999, the average revenues per client increased from approximately $267,000 during the year ended December 31, 1998 to approximately $285,000 during the year ended December 31, 1999 and the number of billable employees increased from approximately 240 at December 31, 1998 to approximately 810 at December 31, 1999. The increase to 810 billable employees consisted of 110 employees newly hired to support growing demand for interactive professional services and approximately 460 billable employees added as a result of our acquisitions during the year ended December 31, 1999.

    DIRECT SALARIES AND COSTS. Direct salaries and costs were $15.9 million for the year ended December 31, 1998 and grew to $45.5 million for the year ended December 31, 1999, an increase of 186%. The increase in direct salaries and costs of $29.6 million for the year ended December 31, 1999 compared to the year ended December 31, 1998 was due to the planned investment in additional employees and acquisitions in anticipation of future growth. As a percentage of revenues, direct salaries and costs decreased from 60% for the year ended December 31, 1998 to 52% for the year ended December 31, 1999. For the year ended December 31, 1998 and 1999, there were approximately 240 and 810 employees, respectively, included in direct salaries and costs.

    GENERAL AND ADMINISTRATIVE EXPENSES. General and administrative expenses were $10.9 million for the year ended December 31, 1998 and grew to $33.8 million for the year ended December 31, 1999, an increase of 210%. As a percentage of revenues, general and administrative expenses decreased from 41.4% for the year ended December 31, 1998 to 38.5% for the year ended December 31, 1999. The increase in general and administrative expenses in absolute dollar terms of $22.9 million from 1998 compared to 1999 was primarily due to an increase in the number of non-billable employees from approximately 85 to 300, salaries and benefits of $6.5 million, rent expense of $1.2 million, other operating expenses of $2.7 million and general and administrative costs from our acquisitions of $12.5 million.

    SALES AND MARKETING EXPENSES. Sales and marketing expenses were $0.6 million for the year ended December 31, 1998 and grew to $4.7 million for the year ended December 31, 1999, an increase of 683%. As a percentage of revenues, sales and marketing expenses increased from 2.3% for the year ended
December 31, 1998 to 5.4% for the year ended December 31, 1999. Sales and marketing expenses increased in absolute dollar terms and as a percentage of revenues primarily as a result of the increase in the number of sales personnel and an overall increase in our marketing and branding efforts, such as an increase in the number of our marketing personnel from two to eight and increased participation in electronic commerce trade shows.

    DEPRECIATION AND AMORTIZATION. Depreciation and amortization expenses were $1.1 million for the year ended December 31, 1998 and grew to $4.6 million for the year ended December 31, 1999, an increase of 318%. As a percentage of revenues, depreciation and amortization represented 4.3% and 5.3% of revenues for the year ended December 31, 1998 and 1999, respectively. The increases in absolute dollar terms from year to year resulted from depreciation of growth-related infrastructure investments, including technology equipment, furniture and fixtures and leasehold improvements and the depreciation of the assets of the companies that we acquired, which totaled $1,000 for the year ended December 31, 1998 as compared to $1.0 million for the year ended December 31, 1999. We expect these expenses to continue to grow in absolute dollar terms as we continue to invest in growth and technology and training to yield more efficient operations and as a result of our acquisitions in 1999, we expect these expenses to increase in future years.

    AMORTIZATION OF INTANGIBLES. Amortization of intangibles was $0.9 million for the year ended December 31, 1998 and grew to $7.8 million for the year ended December 31, 1999, an increase of 767%. Intangible assets, which primarily include goodwill, customer base and workforce, are amortized over periods of seven, five and three years, respectively. As a percentage of revenues, amortization of intangibles represented 3.4% and 8.9% of revenues in the year ended December 31, 1998 and 1999, respectively. The increase was due to the acquisitions of ERI, ISI (including Quadris), Twinspark, I-traffic, Visionik and Digital Vision. Of this $6.9 million increase, $3.2 million was for ERI, $1.3 million for ISI, $740,000 for Quadris, $757,000 for Twinspark, $251,000 for I-traffic, $155,000 for Visionik and $137,000 for Digital Vision, and the issuance of contingent consideration to former stockholders of Online Magic resulting in additional amortization of intangibles of $356,000.

    NET LOSS. Net loss for 1998 was $2.5 million compared to a net loss of $12.9 million for 1999. For the year ended December 31, 1998, our acquisitions contributed $180,000 of profit and our continuing operations contributed $2.7 million of net losses to our total net losses of $2.5 million. For the year ended December 31, 1999, our acquisitions contributed $4.0 million of net losses and our continuing operations contributed $8.9 million of net losses for a total net loss of $12.9 million. The increase in net loss of $10.4 million between the periods was primarily attributable to amortization of intangibles of $6.9 million and depreciation and amortization of $3.5 million, both of which increased at a greater rate than our increase in revenues, both of which are discussed above.

QUARTERLY RESULTS OF OPERATIONS

    The following tables set forth unaudited consolidated quarterly financial data for the periods indicated. We derived this data from unaudited consolidated financial statements, and in the opinion of our management, they include all adjustments, which consist only of normal recurring adjustments necessary to present fairly the financial results for the periods. Results of operations for any previous quarter do not necessarily indicate what results may be for any future period.

                        AGENCY.COM LTD. AND SUBSIDIARIES
                  UNAUDITED QUARTERLY ACTUAL OPERATING RESULTS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                       JUNE 30,   SEPTEMBER 30,   DECEMBER 31,   MARCH 31,    JUNE 30,
                                         2000         2000            2000         2001         2001
                                       --------   -------------   ------------   ---------   -----------
Revenues.............................  $50,227       $57,321        $ 56,037     $ 41,060    $    25,787
Direct salaries and costs............   24,648        27,287          27,176       23,904         20,136
                                       -------       -------        --------     --------    -----------
  Gross margin.......................   25,579        30,034          28,861       17,156          5,651
Operating expenses
  General and administrative.........   17,918        19,394          32,416       19,542         43,091
  Sales and marketing................    2,949         3,951           3,396        4,354          2,947
  Depreciation and amortization......    1,724         1,938           1,906        1,996          2,050
  Amortization of intangibles........    4,310         4,426           4,409        4,393          4,400
  Non-cash compensation..............      773           409             411          419            412
                                       -------       -------        --------     --------    -----------
  Total operational expenses.........  $27,674       $30,118        $ 42,538     $ 30,704    $    52,900
                                       -------       -------        --------     --------    -----------
  Loss from operations...............   (2,095)          (84)        (13,677)     (13,548)       (47,249)
Interest (income)/expense/other......     (758)         (810)           (665)        (460)           359
                                       -------       -------        --------     --------    -----------
  (Loss)/Income before provision for
    (benefit from) income taxes......   (1,337)          726         (13,012)     (13,088)       (46,890)
Provision for/(Benefit from) income
  taxes..............................       29           765          (3,884)      (2,746)            92
                                       -------       -------        --------     --------    -----------
Net loss.............................  $(1,366)      $   (39)       $ (9,128)     (10,342)   $   (46,982)
                                       =======       =======        ========     ========    ===========
Per share information:
  Net loss per common share
    Basic............................  $ (0.04)      $ (0.00)       $  (0.25)    $  (0.27)   $     (1.21)
                                       =======       =======        ========     ========    ===========
    Diluted..........................  $ (0.04)      $ (0.00)       $  (0.25)    $  (0.27)   $     (1.21)
                                       =======       =======        ========     ========    ===========
  Weighted average common shares used
    in computing per share amounts
    Basic............................   35,297        35,659          35,956       38,449     38,718,155
                                       =======       =======        ========     ========    ===========
    Diluted..........................   35,297        35,659          35,956       38,449     38,718,155
                                       =======       =======        ========     ========    ===========

                        AGENCY.COM LTD. AND SUBSIDIARIES
            UNAUDITED QUARTERLY ACTUAL OPERATING RESULTS (CONTINUED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                         MARCH 31,   JUNE 30,   SEPTEMBER 30,    DECEMBER 31,    MARCH 31,
                                           1999        1999          1999            1999          2000
                                         ---------   --------   --------------   -------------   ---------
Revenues...............................   $8,922     $21,467        $26,110         $31,287       $38,505
Direct salaries and costs..............    4,373      10,699         13,712          16,674        19,842
                                          ------     -------        -------         -------       -------
  Gross margin.........................    4,549      10,768         12,398          14,613        18,663
Operating expenses
  General and administrative...........    2,835       7,820         11,054          12,121        14,513
  Sales and marketing..................      234       1,020          1,336           2,081         2,576
  Depreciation and amortization........    1,077         907          1,165           1,478         1,548
  Amortization of intangibles..........      310       2,025          2,352           3,096         4,098
  Non-cash compensation................       --          --             --           1,239           773
                                          ------     -------        -------         -------       -------
  Total operational expenses...........    4,456      11,772         15,907          20,015        23,508
                                          ------     -------        -------         -------       -------
  Income/(Loss) from operations........       93      (1,004)        (3,509)         (5,402)       (4,845)
                                          ------     -------        -------         -------       -------
Interest expense other.................      208         847          1,070             686        (1,014)
                                          ------     -------        -------         -------       -------
  Loss before provision for income
    taxes..............................     (115)     (1,851)        (4,579)         (6,088)       (3,831)
Provision for income taxes.............       13          40            185               8           321
                                          ------     -------        -------         -------       -------
Net loss...............................   $ (128)    $(1,891)       $(4,764)        $(6,096)      $(4,152)
                                          ======     =======        =======         =======       =======
Per share information:
  Net loss per common share
    Basic..............................   $(0.01)    $ (0.08)       $ (0.18)        $ (0.21)      $ (0.12)
                                          ======     =======        =======         =======       =======
    Diluted............................   $(0.01)    $ (0.08)       $ (0.18)        $ (0.21)      $ (0.12)
                                          ======     =======        =======         =======       =======
  Weighted average common shares used
    in computing per share amounts
    Basic..............................   17,179      25,177         26,310          29,403        34,878
                                          ======     =======        =======         =======       =======
    Diluted............................   17,179      25,177         26,310          29,403        34,878
                                          ======     =======        =======         =======       =======

    We have generally experienced lower growth in the first and fourth quarters of the year than in other quarters. We believe that this is due to client budget cycles.

LIQUIDITY AND CAPITAL RESOURCES

    Since our inception we have funded our operations and investments in property and equipment primarily through cash from operations, the Omnicom credit facility, capital leases and our initial public offering. We completed our initial public offering of our common stock on December 8, 1999, when we sold an aggregate of 6,785,000 shares of common stock at a price of $26.00 per share for aggregate gross proceeds of $176,410,000.

    At June 30, 2001 and December 31, 2000, our cash and cash equivalents were approximately $53.1 million and $70.7 million, respectively. At June 30, 2001 and December 31, 2000, certificates of deposit were approximately $5.0 million and $4.9 million, respectively.

    We believe that our market risk exposures are immaterial as we do not have instruments for trading purposes and reasonable possible near-term changes in market rates or prices will not result in material near-term losses in earnings, material changes in fair values, or cash flows for all other instruments.

    Cash used in operating activities was $8.9 million for the six months ended June 30, 2001 compared to cash used in operating activities of $4.3 million for the six months ended June 30, 2000. Cash used in operating activities for the six months ended June 30, 2001 was primarily a result of net loss after adjustments to reconcile net loss to net cash of $46.7 million, an increase in prepaid expenses and other current assets of $1.5 million, and due to/from related parties of $1.2 million, partially offset by a decrease in accounts receivable of $14.2 million, and other receivables of $4.3 million, and an increase in accrued restructuring of $18.1 million, income taxes payable of $1.0 million, and deferred revenue of $2.8 million. Cash used in operating activities for the six months ended June 30, 2000 was primarily due to net income after adjustments to reconcile net loss to net cash of $11.8 million and an increase in accounts receivable of $16.4 million, and unbilled charges of $3.9 million, partially offset by an increase in accounts payable and accrued expenses of $1.6 million, and due from related parties of $1.3 million.

    Cash used in investing activities was $7.1 million for the six months ended June 30, 2001 compared to $14.9 million for the comparable period in 2000. Cash used in investing activities for the six months ended June 30, 2001 was primarily the result of capital expenditures of $5.1 million and investments in affiliates of $1.8 million, Cash used in investing activities for the six months ended June 30, 2000 was primarily the result of capital expenditures of $4.8 million and acquisitions and investments in affiliates of $10.1 million.

    Cash used in financing activities was $1.3 million for the six months ended June 30, 2001, and was attributable to payments under capital lease obligations of $1.6 million, partially offset by proceeds from the employee stock purchase plan and exercises of stock options of $0.3 million. Cash provided by financing activities was $1.9 million for the six months ended June 30, 2000, and was attributable to proceeds from the employee stock purchase plan and exercises of stock options of $3.2 million, partially offset by payments under capital lease obligations of $0.9 million.

    In December 2000, we secured loans in aggregate amounts of $5.5 million that were made to certain officers by a third party bank that is secured by cash of approximately $5.0 million. In return for this transaction, the officers indemnified us and pledged to us approximately 1.6 million shares of common stock they held in the company. Under the terms of the share purchase agreement among Seneca and the separately selling stockholders, Agency agreed to release the liens on these pledged shares and retained a lien on some of the proceeds under that agreement. See "Special Factors--Background of Meger--Share Purchase Agreement" and "Special Factors--Relationships among Seneca, Omnicom and our Directors and Officers."

    To date, our main sources of liquidity have been cash from operations, the Omnicom credit facility and proceeds from our initial public offering. The Omnicom credit facility expired on September 30, 2001. We believe that our current cash, cash equivalents, short-term investments and the net proceeds from our public offering will be sufficient to meet our working capital and capital expenditure requirements for at least the next 6 months. Thereafter, our liquidity will be funded, if necessary, from additional equity or debt financing. There can be no assurance that we will be able to obtain such financing on acceptable terms, if at all.

RECENT ACCOUNTING PRONOUNCEMENTS

    In July 1999, the Financial Accounting Standards Board ("FASB") approved Statement of Financial Accounting Standard ("SFAS") No. 137 "Accounting for Derivative Instruments and Hedging Activities-Deferral of the Effective date of FASB Statement No. 133" SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" establishes accounting and reporting standards requiring that every derivative instrument, including certain derivative instruments embedded in other contracts, be recorded in the balance sheet as either an asset or liability measured at its fair value. The statement also requires that changes in the derivative's fair value be recognized in earnings unless specific hedge accounting criteria are met. The adoption of SFAS No. 133 did not have a material effect on Agency's Consolidated Financial Statements.

    In March 2000, the FASB issued Interpretation No. 44 ("FIN. 44"), "Accounting for Certain Transactions Involving Stock Compensation, and Interpretation of Accounting Principles Board ("APB") Opinion No. 25." The Interpretation is intended to clarify certain problems that have arisen in practice since the issuance of APB No. 25, "Accounting for Stock Issued to Employees." The effective date of the interpretation was July 1, 2000. The provisions of the interpretation apply prospectively, but they also covered certain events occurring after December 15, 1998 and after January 12, 2000. The adoption of FIN. 44 did not have a material adverse effect on our current or historical consolidated financial statements, but may affect future accounting regarding stock option transactions.

    In July 2001, the FASB issued SFAS No. 141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets". SFAS No. 141 requires all business combinations initiated after June 30, 2001 to be accounted for using the purchase method. Under SFAS No. 142, goodwill and intangible assets with indefinite lives are no longer amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Separable intangible assets that are not deemed to have indefinite lives will continue to be amortized over their useful lives (but with no maximum life). The amortization provisions of SFAS No. 142 apply to goodwill and intangible assets acquired after June 30, 2001. With respect to goodwill and intangible assets acquired prior to July 1, 2001, Agency is required to adopt SFAS No. 142 effective January 1, 2002. We are currently evaluating the effect that adoption of the provisions of SFAS No. 142 that are effective January 1, 2002 will have on our results of operations and financial position.

FINANCIAL STATEMENTS AND SUPPLEMENTARY FINANCIAL INFORMATION

    See the Consolidated Financial Statements and Financial Statement Schedule of Agency and its subsidiaries filed as part of this Proxy Statement and listed on the index to financial statements set forth in this proxy statement.

COMPARATIVE MARKET PRICE DATA

    Our common stock has been quoted on the Nasdaq National Market under the symbol "ACOM" since our initial public offering on December 8, 1999. The following table sets forth the high and low sales prices per share of our common stock, as reported by the Nasdaq National Market, for the quarters indicated:

FISCAL YEAR ENDED DECEMBER 31, 1999                             HIGH       LOW
-----------------------------------                           --------   --------
Fourth Quarter (beginning December 8, 1999).................   $98.00     $51.00

FISCAL YEAR ENDED DECEMBER 31, 2000                             HIGH       LOW
-----------------------------------                           --------   --------
First Quarter...............................................   $56.00     $20.00
Second Quarter..............................................   $27.13     $12.00
Third Quarter...............................................   $27.56     $14.94
Fourth Quarter..............................................   $15.25     $ 2.50

FISCAL YEAR ENDED DECEMBER 31, 2001                             HIGH       LOW
-----------------------------------                           --------   --------
First Quarter...............................................   $5.44      $1.19
Second Quarter..............................................   $3.25      $1.10
Third Quarter (through October 1, 2001).....................   $3.30      $1.59

    On May 11, 2001, the last full trading day before the public announcement of Seneca's initial proposal to acquire us at $3.00 per share, the closing sales price per share was $2.03. On October 1,

2001, the most recent practicable trading day prior to the date of this proxy statement, the closing sales price per share was $3.28. You should obtain current market price quotations for the common stock in connection with voting your shares.

CONSOLIDATED RATIOS OF EARNINGS TO FIXED CHARGES AND BOOK VALUE PER SHARE

    Set forth below is the ratio of earnings to fixed charges for each of our last two fiscal years and for the six months ended June 30, 2001 and the book value per share of common stock of Agency as of December 31, 2000 and December 31, 1999, and as of June 30, 2001.

                                                            FISCAL YEAR ENDED        SIX MONTHS ENDED
                                                       ---------------------------   ----------------
                                                       DECEMBER 31,   DECEMBER 31,       JUNE 30,
                                                           1999           2000             2001
                                                       ------------   ------------   ----------------
Ratio of earnings to fixed charges...................      (3.30)         (29.08)          (59.95)
Book value per share of common stock outstanding.....     $ 5.49         $  5.01          $  3.51

    The dollar amount of the deficiency was approximately $6.8 million, $16.8 million and $56.2 million for the years ended December 31, 1999 and 2000 and for the six month period ended June 30, 2001, respectively.

DIVIDENDS

    We have not declared a dividend since our initial public offering in December 1999.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL
  DISCLOSURE

    In July 1998, we replaced Ernst & Young LLP and engaged Arthur Andersen LLP as our independent accountants to audit our financial statements as of, and for the period ended December 31, 1997. The decision to change independent accountants from Ernst & Young LLP to Arthur Andersen LLP was approved by our board of directors. We believe, and have been advised by Ernst & Young LLP that it concurs in this belief, that, for the period from January 1, 1996 through the date of dismissal (the entire period of its engagement), we and Ernst &Young LLP did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, that if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference in connection with its report on our financial statements to the subject matter of the disagreement. Ernst & Young LLP's report on our financial statements for the period from January 1, 1996 through December 31, 1996 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During that year there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act.

QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

    INTEREST RATE RISK. To date, we have not utilized derivative financial instruments or derivative commodity instruments. As of June 30, 2001, we invested approximately $3.0 million of our cash with Omnicom Finance Inc., which is a wholly-owned subsidiary of Omnicom, and in a certificate of deposit and money market funds, which are subject to minimal credit and market risk. We believe the market risks associated with these financial instruments are immaterial.

    FOREIGN CURRENCY RISK. We face foreign currency risks primarily as a result of the revenues we receive from services delivered through our foreign subsidiaries. These subsidiaries incur most of their expenses in the local currency. Accordingly, our foreign subsidiaries use the local currency as their functional currency.

    We are also exposed to foreign exchange rate fluctuations, primarily with respect to the British Pound and the Euro, as the financial results of foreign subsidiaries are translated into United States Dollars for consolidation. As exchange rates vary, these results, when translated, may vary from expectations and adversely impact net income (loss) and overall profitability. The effect of foreign exchange rate fluctuation for the year ended December 31, 2000 and for the six month period ended June 30, 2001 was not material.

                                   THE MERGER

    The following information describes the material aspects of the merger. This description does not purport to be complete and is qualified in its entirety by reference to the appendices to this proxy statement, including the merger agreement, which is attached to this proxy statement as Appendix A and is incorporated herein by reference. You are urged to read Appendix A in its entirety.

    Our board of directors has determined, based in part on the recommendation of the special committee, that the merger is advisable and in the best interests of Agency and our stockholders and that the merger is fair to our unaffiliated stockholders. Accordingly, our board of directors has approved the merger agreement and the merger and recommends that you vote "FOR" adoption of the merger agreement and approval of the merger. Our board of directors expressed no opinion as to the fairness of the merger to Seneca and its affiliates or to the fairness, either to the recipients or to our other stockholders, of the consideration to be received by the separately selling stockholders. See "Special Factors--Recommendations of the Special Committee and our Board Of Directors."

    Our board of directors approved and recommended adoption of the merger agreement and approval of the merger by a unanimous vote. One of our directors, John Wren who is also the chief executive officer of Omnicom, did not participate in the consideration of or voting on the merger in light of Omnicom's preferred stock investment in Seneca. See "Special
Factors--Recommendations of the Special Committee and our Board Of Directors."

    In considering the recommendation of our board of directors, you should be aware that our directors and executive officers have interests in the merger that are different from yours. Also, some of our directors, officers and employees have sold or may agree to sell some of their shares of our common stock to Seneca's wholly-owned subsidiary in a separate transaction. See "Special Factors--Background of Merger--Share Purchase Agreement" and "Special Factors--Relationships Among Seneca, Omnicom and Our Directors and Our Officers--Share Purchase Agreement."

EFFECTIVE TIME OF THE MERGER

    If the merger agreement is adopted and the merger is approved by the requisite vote of our stockholders and the other conditions to the merger are satisfied or, to the extent permitted, waived, the merger will be consummated upon the filing of a certificate of merger with the Secretary of State of the State of Delaware or such later time as otherwise agreed by Agency and Seneca and provided in the certificate of merger. If the merger agreement is adopted and the merger is approved by our stockholders, we expect to complete the merger as soon as practicable after the special meeting. The parties currently intend to complete the merger as soon as possible after the stockholders meeting on October 31, 2001.

PAYMENT OF MERGER CONSIDERATION AND SURRENDER OF STOCK CERTIFICATES

    At or prior to the effective time of the merger, Seneca will deposit, or cause to be deposited, with the paying agent immediately available funds in an aggregate amount necessary to pay the $3.35 per share merger consideration to all of our stockholders. The paying agent will use these funds for the sole purpose of paying the merger consideration to our stockholders. The paying agent will, in accordance with irrevocable instructions, deliver to you your merger consideration according to the procedure summarized below.

    As soon as reasonably practicable after the effective time of the merger, but in no event later than five business days after the effective time, Seneca will instruct the paying agent to mail to you a letter of transmittal and instructions advising you of the effectiveness of the merger and the procedure for surrendering to the paying agent your stock certificates in exchange for payment of the $3.35 per share merger consideration. Upon the surrender for cancellation to the paying agent of your stock certificates, together with a letter of transmittal, duly executed and completed in accordance with its instructions, and any other items specified by the letter of transmittal, the paying agent will pay to you your $3.35 per share merger consideration and your stock certificates will be cancelled. No interest will be paid or accrued on the merger consideration. Payments of merger consideration also will be reduced by any applicable withholding taxes.

    If your stock certificates have been lost, mutilated or destroyed, you may instead deliver to the paying agent an affidavit and indemnity bond in form and substance, and with surety, reasonably satisfactory to New Agency.

    If the merger consideration, or any portion of it, is to be paid to a person other than you, it will be a condition to the payment of the merger consideration that your stock certificates be properly endorsed or otherwise in proper form for transfer and that you pay to the paying agent any transfer or other taxes required by reason of the transfer or establish to the satisfaction of New Agency that the taxes have been paid or are not required to be paid.

    You should not forward your stock certificates to the paying agent without a letter of transmittal, and you should not return your stock certificates with the enclosed proxy.

    From and after the effective time of the merger, you will cease to have any rights as our stockholder, except for the right to surrender your stock certificates, according to the procedure described in this section, in exchange for payment of the $3.35 per share merger consideration, without interest, less any applicable withholding taxes, or, if you exercise your appraisal rights, the right to perfect your right to receive payment for your shares under Delaware law.

    At the effective time of the merger, our stock ledger with respect to shares of our common stock that were outstanding prior to the merger will be closed and no further registration of transfers of these shares will be made.

    After 90 days following the effective time of the merger, the paying agent will, on demand, deliver to New Agency all cash that has not yet been distributed in payment of the merger consideration, plus any accrued interest, and the paying agent's duties will terminate. Thereafter, you may surrender your stock certificates to New Agency and receive the $3.35 per share merger consideration, without interest, less any applicable withholding taxes. However, you will have no greater rights against New Agency than may be accorded to general creditors of New Agency under applicable law. None of Seneca, Agency or New Agency will be liable to you for any merger consideration delivered to a public official under any applicable abandoned property, escheat or similar law.

ACCOUNTING TREATMENT

    The merger will be accounted for under the purchase method of accounting under which the total consideration paid in the merger will be allocated among New Agency's consolidated assets and liabilities based on the fair values of the assets acquired and liabilities assumed.

FINANCING OF THE MERGER; FEES AND EXPENSES OF THE MERGER

    The total amount of funds required to consummate the merger and to pay Seneca's related fees and expenses is estimated to be approximately $57 million. Seneca plans to fund the purchase price through cash and other capital resources on hand. On a pro forma basis, giving effect to the purchase of the management shares under the stock purchase agreement, Seneca's consolidated cash, cash equivalents and certificates of deposit were $92.3 million as of June 30, 2001. The merger is not conditioned on any financing arrangements and Seneca has represented to us in the merger agreement that it has sufficient funds available to pay the aggregate merger consideration to our stockholders.

    The approximate fees and expenses in connection with the merger, excluding the $350,000 agreed to be paid to settle the Delaware stockholder litigation, are:

FEES AND EXPENSES                                               AMOUNT
-----------------                                             ----------
Agency financial advisor fees...............................  $1,050,000
Agency legal, accounting and other professional fees........     650,000
Seneca legal, accounting and other professional fees........     350,000
Printing, proxy solicitation and mailing costs..............     100,000
Special committee fees......................................     150,000
Filing fees.................................................      11,691
Paying agent fees...........................................      10,000
Miscellaneous...............................................     128,543
                                                              ----------
        Total...............................................  $2,450,000
                                                              ==========

    The merger agreement provides that each party will pay all costs and expenses incurred by it in connection with the merger agreement, the merger, the filing and mailing of the proxy statement, the filing of a Schedule 13E-3, and the solicitation of stockholder votes, except (i) with respect to claims for damages incurred as a result of a material breach of the merger agreement and
(ii) as otherwise provided under "The Merger--The Merger Agreement--Termination Fees; Expenses." None of these costs and expenses will reduce the $3.35 per share merger consideration to be received by our stockholders.

APPRAISAL RIGHTS

    In general, under Delaware law, if (i) you properly make a demand for appraisal in writing prior to the vote taken at the special meeting and (ii) your shares are not voted in favor of the merger agreement or the merger, you will be entitled to exercise appraisal rights under Section 262 of the General Corporation Law of the State of Delaware.

    Section 262 is reprinted in its entirety as Appendix C to this proxy statement. The following discussion is not a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to Appendix C. You should review this discussion and Appendix C carefully if you wish to exercise statutory appraisal rights or you wish to preserve the right to do so. Failure to strictly comply with the procedures set forth in Section 262 will result in the loss of your appraisal rights.

    If you:

    - make the demand described below with respect to your shares;

    - are continuously the record holder of your shares from the date of making the demand through the effective time of the merger;

    - otherwise comply with the statutory requirements of Section 262; and

    - neither vote in favor of the merger agreement or the merger nor consent to the merger agreement or the merger in writing;

and if a proper petition is filed with the Delaware Court of Chancery, as described below, you will be entitled to an appraisal by the Delaware Court of Chancery of the "fair value" of your shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, as determined by the Delaware Court of Chancery.

    Although the Delaware courts have not endorsed any particular valuation methodology for determining what constitutes "fair value" of a corporation's stock, several types of analyses have regularly been used in appraisal proceedings. Among these have been analyses like those made by Salomon Smith Barney based on comparable companies and comparable transactions. Salomon Smith Barney's analyses addressed only the fairness, from a financial point of view, of the merger consideration to be received by the holders of our common stock other than Seneca and its subsidiaries and other than the separately selling stockholders, and were not prepared for purposes of estimating "fair value" in any appraisal proceedings. There can be no assurances that the valuation methodologies that the Delaware Court of Chancery might employ in the event that you exercise your appraisal rights will be consistent with those used by Salomon Smith Barney. In addition, the court's assessment of "fair value" may be higher or lower than that determined by these analyses or the $3.35 per share merger consideration.

    Under Section 262, where a merger is to be submitted for approval at a meeting of stockholders, as in the case of the special meeting, we must notify you that appraisal rights are available not less than 20 days prior to the meeting and include in the notice a copy of Section 262. This proxy statement constitutes your notice of your appraisal rights, and the applicable statutory provisions are attached to this proxy statement as Appendix C.

    If you desire to exercise your appraisal rights, you must not vote in favor of the merger agreement or the merger and you must deliver a separate written demand for appraisal to us prior to the vote at the special meeting. If you sign and return a proxy without expressly directing, by checking the applicable box on the enclosed proxy card, that your shares be voted against the proposal or that an abstention be registered with respect to your shares in connection with the proposal, you effectively will have waived your appraisal rights as to those shares. This is because, in the absence of express contrary instructions, your shares will be voted in favor of the proposal. See "Introduction--Voting and Revocation of Proxies."

    Accordingly, if you desire to perfect appraisal rights with respect to any of your shares, you must, as one of the procedural steps involved in perfection, either (i) refrain from executing and returning the enclosed proxy card and from voting in person in favor of the proposal to adopt the merger agreement and approve the merger or (ii) check either the "Against" or the "Abstain" box next to the proposal on the proxy card or affirmatively vote in person against the proposal or register in person an abstention with respect to the proposal.

    Only a holder of record is entitled to assert appraisal rights for the shares of our common stock registered in that holder's name. A demand for appraisal must be executed by or on behalf of the holder of record, as such holder's name appears on the holder's certificate, and must reasonably inform us of the holder's identity and that the holder of record intends to demand appraisal of the holder's shares. If you have a beneficial interest in shares that are held of record in the name of another person, such as a broker, fiduciary or other nominee, you must act promptly to cause the record holder to follow properly and in a timely manner the procedures to perfect appraisal rights, and your demand must be executed by or for the record owner. If your shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, your demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal. However, the agent must identify the record owner(s) and expressly disclose the fact that, in exercising the demand, the agent is acting as agent for the record owner(s).

    A record owner, such as a broker, fiduciary or other nominee, who holds shares as a nominee for others may exercise appraisal rights with respect to the shares held for all or less than all of the beneficial owners of shares as to which the person is the record owner. In that case, the written demand must set forth the number of shares covered by the demand. Where the number of shares is not expressly stated, the demand will be presumed to cover all shares in the name of the record owner.

    If you elect to exercise appraisal rights, you should mail or deliver your written demand to:

                       AGENCY.COM Ltd.
                       20 Exchange Place
                       New York, New York 10005
                       Attention: Corporate Secretary

    The written demand for appraisal should specify your name and mailing address, the number of shares you own and that you are demanding appraisal of your shares. A proxy or vote against the merger agreement and the merger will not by itself constitute a demand. Within 10 days after the effective time of the merger, New Agency must provide notice of the effective time of the merger to you if you have complied with Section 262.

    Within 120 days after the effective time of the merger, either New Agency or you, if you have complied with the required conditions of Section 262 and are otherwise entitled to appraisal rights, may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of all stockholders demanding an appraisal. Agency does not have any present intention to file this petition in the event that a stockholder makes a written demand. Accordingly, if you desire to have your shares appraised, you should initiate any petitions necessary for the perfection of your appraisal rights within the time periods and in the manner prescribed in Section 262. If you file a petition, you must serve a copy on New Agency. If appraisal rights are available and if you have complied with the applicable provisions of Section 262, within 120 days after the effective time of the merger, you will be entitled, upon written request, to receive from New Agency a statement setting forth the aggregate number of shares not voted in favor of the merger agreement and the merger and with respect to which we received demands for appraisal, and the aggregate number of holders of those shares. This statement must be mailed within 10 days after New Agency has received the written request for the statement or within 10 days after the expiration of the period for delivery of demands for appraisal rights, whichever is later.

    If a petition for an appraisal is timely filed by a holder of our shares and a copy is served upon New Agency, New Agency will then be obligated within 20 days to file with the Delaware Court of Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares of common stock and with whom agreements as to the value of their shares have not been reached. After notice to those stockholders as required by the Court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights. If you have demanded an appraisal, the Delaware Court of Chancery may require you to submit your stock certificates to the Delaware Court of Chancery for notation on the stock certificates of the pendency of the appraisal proceeding. If you fail to comply with this direction, the Delaware Court of Chancery may dismiss the proceedings as to you. Where proceedings are not dismissed, the Delaware Court of Chancery will appraise the shares owned by stockholders demanding an appraisal, determining the "fair value" of those shares, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value.

    You should be aware that investment advisors' opinions as to fairness, from a financial point of view, are not opinions as to "fair value" under
Section 262. In determining fair value, the Delaware Court of Chancery is to take into account all relevant factors, including market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts ascertainable as of the date of the merger that throw light on the future prospects of the merged corporation. In addition, Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenting stockholder's exclusive remedy.

    The Delaware Court of Chancery will also determine the amount of interest, if any, to be paid upon the amounts to be received by persons whose shares of our common stock have been appraised. The cost of the appraisal proceeding may be determined by the Delaware Court of Chancery and taxed against the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a stockholder who has demanded an appraisal, the Delaware Court of Chancery may order that all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all of the shares entitled to an appraisal.

    If you have demanded appraisal in compliance with Section 262, you will not, after the effective time of the merger, be entitled to vote for any purpose any shares subject to your demand or to receive payment of dividends or other distributions on your shares, except for dividends or distributions payable to holders of record as of a date prior to the effective time of the merger.

    If no petition for appraisal is filed with the Delaware Court of Chancery within 120 days after the effective time of the merger, your rights to appraisal will cease. You may withdraw your demand for appraisal by delivering to New Agency a written withdrawal of your demand for appraisal and an acceptance of the merger. However, (i) any attempt to withdraw made more than 60 days after the effective time of the merger will require written approval of New Agency and
(ii) no appraisal proceeding in the Delaware Court of Chancery may be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and the approval may be conditioned upon such terms as the Delaware Court of Chancery deems just.

    If you fail to comply fully with the statutory procedure set forth in
Section 262, you will forfeit your rights of appraisal and will be entitled to receive the $3.35 per share merger consideration for your shares. Consequently, any stockholder wishing to exercise appraisal rights should consult legal counsel before attempting to exercise these rights.

REGULATORY APPROVALS

    Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, certain mergers and acquisitions may not be consummated unless notice has been given, and specified information has been furnished, to the Federal Trade Commission and the Antitrust Division of the United States Department of Justice and specified waiting period requirements have been satisfied. The merger is not subject to the requirements of the Hart-Scott-Rodino Act or any other regulatory approvals.

THE MERGER AGREEMENT

    The following discussion of the material terms of the merger agreement is qualified in its entirety by reference to the complete text of the merger agreement, which is attached to this proxy statement as Appendix A, exclusive of all schedules, and is incorporated herein by reference.

GENERAL

    The merger agreement provides for E-Services Investments to merge with and into us. New Agency will be the surviving corporation in the merger and a wholly-owned subsidiary of Seneca.

CERTIFICATE OF INCORPORATION; BYLAWS; DIRECTORS AND OFFICERS OF NEW AGENCY

    In the merger, our certificate of incorporation and bylaws will be amended and restated in the forms attached as Exhibits A and B, respectively, to the merger agreement, which is attached to this proxy statement as Appendix A, and, as so amended and restated, will be the certificate of incorporation and bylaws of New Agency. Also, as of the effective time of the merger, the directors of New Agency will be Chan Suh, Michael Tierney and Gerard Neumann. The current officers of Agency will continue to be the officers of New Agency.

CONSIDERATION TO BE RECEIVED BY OUR STOCKHOLDERS

    At the effective time of the merger:

    - Each outstanding share of our common stock--other than those shares that are held in our treasury, held by stockholders who perfect their appraisal rights under Delaware law or held by Seneca or any of its affiliates, or those shares that may be agreed to be sold by the separately selling stockholders--will be converted into the right to receive $3.35 in cash, without interest and less any applicable withholding taxes.

    - Also, in general, it is intended that each outstanding option to purchase our common stock will be cancelled in exchange for the right to receive a cash payment, without interest and less any applicable withholding taxes, equal to the difference between the $3.35 per share merger consideration and the per share exercise price of the option, to the extent that difference is a positive number, multiplied by the number of shares subject to the option. See "Merger--The Merger Agreement--Stock Options."

    All of the membership interests of E-Services Investments issued and outstanding immediately prior to the effective time will, by virtue of the merger, be converted into an aggregate of 100 fully paid and non-assessable shares of common stock of New Agency, all of which will be held by Seneca.

STOCK OPTIONS AND STOCK PURCHASE RIGHTS

    In general, immediately prior to the effective time of the merger, outstanding options to purchase shares of our common stock will become fully vested. It is intended that the stock options, as of the effective time, will be cancelled and will represent the right to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the excess of the $3.35 per share merger consideration over the per share exercise price of the option, multiplied by the number of shares of common stock subject to the option (subject to consent of the option holder, if applicable).

    In addition, immediately prior to the effective time of the merger, each outstanding right to purchase a share of our common stock under our 1999 Employee Stock Purchase Plan, or ESPP, will be converted into the right to receive $3.35. As of the effective time, all outstanding rights will be cancelled and extinguished and will represent an amount in cash equal to the excess of the $3.35 per share merger consideration over any amount unpaid under the ESPP purchase right, multiplied by the number of shares of common stock subject to the right.

OUR REPRESENTATIONS AND WARRANTIES

    We have made representations and warranties in the merger agreement to Seneca and E-Services Investments relating to:

    - our and our subsidiaries' organization, capital structure and other similar corporate matters;

    - our power and authority to enter into the merger agreement and consummate the merger and the validity, binding effect and enforceability of the merger agreement against us;

    - the absence of any conflicts between the merger and our and our subsidiaries' governing documents, agreements and obligations and applicable laws, judgments and orders;

    - required consents and approvals of governmental authorities and other persons;

    - the absence of any legal proceedings with respect to the merger agreement or the merger;

    - the making and accuracy of our SEC filings and the fair presentation of our financial statements in accordance with U.S. generally accepted accounting principles;

    - our utilization of, and payment of fees and expenses to, brokers and finders, including Salomon Smith Barney;

    - the accuracy of the information supplied by us in this proxy statement and the Schedule 13E-3 filed with the SEC in connection with the merger;

    - the absence of material adverse changes since March 31, 2001;

    - the absence of undisclosed material liabilities; and

    - the receipt of an opinion of Salomon Smith Barney.

OUR COVENANTS

    During the period from June 26, 2001 until the effective time of the merger, except as expressly contemplated or permitted by the merger agreement or to the extent that Seneca otherwise consents in writing, we have agreed:

    - to carry on our business in the ordinary course consistent with past practice;

    - to use all reasonable efforts to preserve our present business organization, maintain our rights and franchises, retain the services of our current officers and key employees and preserve our relationships with our principal customers, suppliers and others having material business dealings with us; and

    - to notify Seneca and E-Services Investments of any offer or other communication from any third party regarding the acquisition of all or any material portion of our capital stock or assets, any business combination transaction or any other extraordinary business transaction involving us or our subsidiaries.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF SENECA AND E-SERVICES INVESTMENTS

    In addition to customary representations and warranties, Seneca and E-Services Investments have made the following representations and warranties in the merger agreement to us that:

    - Seneca has the financial capacity to enable it to pay the aggregate merger consideration to our stockholders;

    - the information supplied by Seneca and E-Services Investments to be set forth in this proxy statement and the Schedule 13E-3 filed with the SEC in connection with the merger is accurate; and

    - as of June 26, 2001, Seneca beneficially owned 19,928,278 shares of our common stock.

    Furthermore, Seneca and E-Services Investments have agreed, unless expressly permitted to do so by the merger agreement, not to cause Agency to take any action that would result in a breach of any of Agency's obligations under the agreement.

CONDITIONS TO THE MERGER

    Each party's obligation to effect the merger is subject to the satisfaction of the following conditions:

    - the adoption of the merger agreement and approval of the merger by the holders of a majority in voting power of all outstanding shares of our common stock and the holders of 66 2/3% in voting power of all outstanding shares of our common stock that are not held by Seneca and its affiliates or by the separately selling stockholders; and

    - the absence of any court order or injunction, or other legal restraint or prohibition, preventing the consummation of the merger.

    Our obligation to consummate the merger is subject to the satisfaction of the following conditions, unless we waive satisfaction of a condition in writing, with the approval of the special committee:

    - the representations and warranties of Seneca and E-Services Investments qualified by reference to a material adverse effect on either of them must be true and correct and the representations and warranties of each of them not qualified by reference to a material adverse effect must be true and correct, except where a failure to be so true and correct has not resulted in a material adverse effect on either of them; and

    - each of Seneca and E-Services Investments must have performed or complied with, in all material respects, its agreements and covenants under the merger agreement that are required to be performed on or prior to the effective time of the merger.

    The obligation of Seneca and E-Services Investments to consummate the merger is subject to the satisfaction of the following conditions, unless Seneca waives satisfaction of a condition in writing:

    - the consent of certain holders of options to purchase shares of our common stock to the cancellation of their options upon the effective time of the merger, to the extent required by the terms of such option holders' option agreements (other than with respect to no more than 500,000 option shares);

    - our representations and warranties qualified by reference to a material adverse effect on us must be true and correct and our representations and warranties not qualified by reference to a material adverse effect must be true and correct, except where a failure to be so true and correct has not resulted in a material adverse effect on us; and

    - we must have performed or complied with, in all material respects, our agreements and covenants under the merger agreement that are required to be performed on or prior to the effective time of the merger.

TERMINATION OF THE MERGER AGREEMENT

    The merger agreement may be terminated, and the merger may be abandoned, at any time prior to the effective time of the merger, whether before or after adoption of the merger agreement and approval of the merger by our stockholders:

    - by mutual written consent of Seneca and us, if such termination is also approved by the special committee;

    - by either Seneca or us, if the effective time of the merger does not occur on or before December 31, 2001; provided, however, that this right to terminate the merger agreement will not be available to any party whose failure to fulfill any obligation under the merger agreement caused, resulted in or primarily contributed to the failure of the effective time to occur on or before that date;

    - by either Seneca or us, if any governmental action prohibits the completion of the merger, so long as the parties have used their reasonable best efforts to resist, resolve or lift the governmental action;

    - by either Seneca or us, if the holders of a majority in voting power of all outstanding shares of our common stock and the holders of 66-2/3% in voting power of all outstanding shares of our common stock, which is not held by Seneca and its affiliates or by the separately selling stockholders, have not voted in favor of adopting the merger agreement;

    - by Seneca if:

       (1) the special committee or our board withdraws or modifies its recommendation of the merger agreement or the merger in a manner adverse to Seneca or E-Services Investments; or

       (2) Salomon Smith Barney withdraws or modifies it written fairness opinion in a manner adverse to Seneca or E-Services Investments;

    - by us if:

       (1) the special committee or our board withdraws or modifies its recommendation of the merger agreement or the merger in a manner adverse to Seneca or E-Services Investments; or

       (2) Salomon Smith Barney withdraws or modifies it written fairness opinion in a manner adverse to Seneca or E-Services Investments;

      and if, in either case, the special committee or our board determines in good faith, after consultation with legal counsel, that the failure to terminate would result in a breach of its fiduciary duties to the stockholders, other than Seneca, its affiliates separately selling stockholders, under applicable law;

    - by Seneca, if there is any inaccuracy in or breach of any of our representations or warranties, or we breach or fail to perform any of our covenants or other agreements contained in the merger agreement, such that the conditions to Seneca's obligation to consummate the merger cannot be satisfied on or before December 31, 2001; provided, however, that before Seneca may terminate the merger agreement, it must first give us written notice of the breach and a reasonable period to cure the breach, but only or so long as we continue to use reasonable efforts to cure such breach; or

    - by us, if there is any inaccuracy in or breach of any of Seneca's representations or warranties, or Seneca breaches or fails to perform any of its covenants or other agreements contained in the merger agreement, such that the conditions to our obligation to consummate the merger cannot be satisfied on or before December 31, 2001; provided, however, that before we may terminate the merger agreement, we must first give Seneca written notice of the breach and a reasonable period to cure the breach, but only or so long as Seneca continues to use reasonable efforts to cure such breach.

    Upon termination, the merger agreement will become void and none of the parties or their representatives will have any liability or obligation under the merger agreement. However, no termination will relieve any party from liability for a willful breach of the merger agreement.

EXPENSES

    There is no termination or break-up fee payable by us upon termination of the merger agreement for a superior proposal or other events. However, we must pay all of the reasonable out-of-pocket expenses of Seneca if the merger agreement is terminated because the recommendation of our board or the special committee or the opinion of Salomon Smith Barney has been withdrawn or modified or because there is an inaccuracy in or breach of any of our representations or warranties, or we breach or fail to perform any of our covenants in the merger agreement. Also, Seneca must pay all of our reasonable out-of-pocket expenses if the merger agreement is terminated because there is an inaccuracy in or breach of any of the representations or warranties of Seneca, or they breach or fail to perform any of their covenants in the merger agreement. Moreover, if the requisite stockholder vote at the special meeting is not obtained and the merger agreement could have been terminated because the recommendation of our board or the special committee or the opinion of Salomon Smith Barney has been withdrawn or modified, then we must pay all of the reasonable out-of-pocket expenses of Seneca.

AMENDMENTS TO THE MERGER AGREEMENT

    The merger agreement may be amended, modified or supplemented only by written agreement of Agency, Seneca and E-Services Investments, authorized by their respective boards of directors, at any time prior to the effective time of the merger. After adoption of the merger agreement and approval of the merger by our stockholders, no amendment or modification of the merger agreement may be made that by law requires further approval of our stockholders without obtaining this further approval. Any amendment of the merger agreement must also be approved by the special committee.

                                 OTHER MATTERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table summarizes information with respect to beneficial ownership of our common stock, as of October 1, 2001, for each person known by us to own beneficially more than 5% of our common stock, each executive officer, each of our directors, and all of our executive officers and directors as a group.

    Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Unless otherwise indicated, the address for those listed below is c/o AGENCY.COM Ltd., 20 Exchange Place, 15th Floor, New York, New York 10005. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options or warrants held by such persons that are exercisable within 60 days of October 1, 2001, but excludes shares of common stock underlying options held by any other person. Percentage of beneficial ownership is based on 39,140,671 shares of common stock outstanding as of October 1, 2001, less the 1,449,501 shares of our common stock contributed back to the capital stock of Agency by the separately selling stockholders upon the closing of the amended share purchase agreement on October 1, 2001. See "Special Factors--Background of the Merger--Share Purchase Agreement" and "Special Factors--Relationships Among Seneca, Omnicom and Our Directors and Officers--Share Purchase Agreement."

                                                                             PERCENTAGE OF
                                                            SHARES            COMMON STOCK
              NAME OF BENEFICIAL OWNER                BENEFICIALLY OWNED   BENEFICIALLY OWNED
----------------------------------------------------  ------------------   ------------------
Chan Suh (1)........................................         213,093                 *
Kyle Shannon (2)....................................              --                 *
Kenneth Trush (3)...................................         871,163               2.3%
Eamonn Wilmott......................................              --                 *
Charles Dickson (4).................................         419,500               1.1%
Michael Mathews (5).................................          98,017                 *
John D. Wren (6)....................................              --                 *
Jeffrey Rayport (7).................................          79,833                 *
Thomas DeLong (8)...................................         113,333                 *
Seneca and E-Services Investments (9)...............      27,927,052              65.2%
All directors and executive officers as a group (12
  persons) (10).....................................       1,885,877               4.9%

------------------------

*   Indicates less than one percent of the common stock.

(1) Includes 148,193 shares of common stock held by the Chan Suh 1999 Grantor-Retained Annuity Trust and 64,900 shares of common stock held by Mr. Suh's wife.

(2) Excludes 400,000 shares of common stock held by the Shannon Family Trust, over which Mr. Shannon has neither voting nor dispositive power.

(3) Includes 30,000 shares of common stock held by the Michael J. Trush 1999 Trust, 30,000 shares held by the Daniel N. Trush 1999 Trust, 400,000 shares held by the Shannon Family Trust over which Mr. Trush has voting power, and 411,163 shares of common stock issuable upon the exercise of stock options held by Mr. Trush that are exercisable within 60 days.

(4) Includes 415,000 shares of common stock issuable upon the exercise of stock options held by Mr. Dickson that are exercisable within 60 days.

(5) Includes 63,683 shares of common stock issuable upon the exercise of stock options held by Mr. Mathews that are exercisable within 60 days.

(6) The address of Mr. Wren is c/o Omnicom Group Inc., 437 Madison Avenue, New York, New York 10022.

(7) Includes 76,333 shares of common stock issuable upon the exercise of stock options held by Mr. Rayport that are exercisable within 60 days.

(8) Includes 108,333 shares of common stock issuable upon the exercise of stock options held by Mr. DeLong that are exercisable within 60 days.

(9) Includes 5,168,000 shares of common stock issuable upon the exercise of warrants held by Seneca. These shares and warrants are held of record by E-Services Investments and some of its subsidiaries. The address of each of Seneca and E-Services Investments is 437 Madison Avenue, New York, New York 10022. Each of Pegasus Partners and Omnicom disclaims beneficial ownership of the shares of Agency common stock held by Seneca.

(10) Includes 2,500 shares held by an executive officer's children and 90,937 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days.

DIRECTORS AND OFFICERS OF AGENCY, SENECA, OMNICOM AND PEGASUS INVESTORS II GP,
  LLC

    Set forth below are (i) the name, (ii) current principal occupation or employment, and the name and principal business of any corporation or other organization in which the employment or occupation is conducted, and
(iii) material occupations, positions, offices or employment during the last five years, and the name and principal business of any corporation or other organization in which the occupation, position, office or employment was carried on, of each of the directors and executive officers of Agency, Seneca, Omnicom and Pegasus Investors II GP, LLC.

    None of the persons listed below have been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors) or was a party to any judicial or administrative proceeding during the past five years (except matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Unless otherwise disclosed in this proxy statement, each of the persons listed below is a United States citizen.

DIRECTORS AND OFFICERS OF AGENCY

    The principal business address of each person listed below is 20 Exchange Place, New York, New York 10005. The phone number of Agency is (212) 358-2600.

NAME                                          PRINCIPAL OCCUPATION OR EMPLOYMENT
----                             ------------------------------------------------------------
Chan Suh.......................  President, Chief Executive Officer and Chairman of the Board
                                 of Directors, Agency, from February 1995 to present

Kyle Shannon...................  Director, Agency, from February 1995 to present; Executive
                                 Vice President, Agency, from June 2001 to present; Chief
                                 People Officer, Agency, from January 2000 to May 2001

Kenneth Trush..................  Director, Agency, from September 1996 to present; Executive
                                 Vice President, Agency, from July 1997 to present; Executive vice President for Corporate Development, Agency, from
                                 November 1999 to present; Chief Financial Officer and
                                 Treasurer, Agency, from July 1997 to November 1999;
                                 Director, EdgeMatrix Pte. Ltd.; Director, AVIO, Inc.

Charles Dickson................  Executive Vice President and Chief Financial Officer,
                                 Agency, from November 1999 to present; Treasurer, Agency,
                                 from February 2000 to present; Executive Vice President and
                                 Chief Financial Officer, WinStar Communications Inc., a
                                 provider of broadband communications services to business
                                 customers, from December 1997 to October 1999; prior
                                 thereto, Chief Financial Officer, General Instrument
                                 Corporation, a broadband equipment and services provider

Mary Von Herrman...............  Executive Vice President of Human Resources, Agency, from
                                 May 2001 to present; Vice President of Learning and
                                 Development, Agency, from September 1999 to May 2001; Senior
                                 Project Manager, Accenture, from September 1997 to September
                                 1999

Eamonn Wilmott.................  Chairman, European Operations, Agency, from August 2000 to present; President, European Operations and Managing
                                 Director of the London office of Agency, from May 1997 to
                                 June 1999; prior thereto, Director, Online Magic Limited, an interactive agency

Michael Mathews................  President of European Operations, Agency, from August 2000 to present; Chief Operating Officer and Executive Vice
                                 President of European operations, Agency, from July 1999 to
                                 August 2000; prior thereto, Vice President and General
                                 Manager, CKS Group, Inc., an interactive professional
                                 services firm

James Imbriaco.................  Executive Vice President and General Counsel, Agency, from
                                 November 2000 to present; Secretary, Agency, from March 2001 to present; Assistant Secretary, Agency, from December 2000 to March 2001; Deputy General Counsel and Assistant
                                 Secretary, the Times Mirror Company, and General Counsel The
                                 Baltimore Sun Company, from December 1998 to September 2000;
                                 prior thereto, Vice President and General Counsel of Matthew
                                 Bender & Company, Inc.

Michael J. Jackson.............  Vice President, Agency, from June 2001 to present; Corporate
                                 Controller, Agency, from August 1999 to present; Principal
                                 Accounting Officer, Agency, from May 2000 to present

NAME                                          PRINCIPAL OCCUPATION OR EMPLOYMENT
----                             ------------------------------------------------------------
John D. Wren...................  Director, Agency, from September 1996 to present; Chief
                                 Executive Officer and President of Omnicom, from 1997 to
                                 present; prior thereto, President, Omnicom and Chairman,
                                 Diversified Agency Services Division of Omnicom

Jeffrey Rayport................  Director, Agency, from December 1999 to present; associate professor of business administration in the Service
                                 Management Unit at the Harvard Business School, from
                                 September 1991 to present; Chief Executive Officer,
                                 Marketspace, LLC, a Monitor Group Company, from October 1998 to present

Thomas DeLong..................  Director, Agency, from December 1999 to present; senior lecturer and professor of management at the Harvard Business
                                 School, from January 1997 to present; Chief Development
                                 Officer and head of Human Resources, Morgan Stanley, from
                                 1993 to December 1996

DIRECTORS AND OFFICERS OF SENECA

    The persons principal business address of each person listed below is 437 Madison Avenue, New York, New York 10022. The phone number of Seneca is
(212) 415-3787.

NAME                                          PRINCIPAL OCCUPATION OR EMPLOYMENT
----                             ------------------------------------------------------------
Michael P. Tierney.............  Chief Executive Officer and Director, Seneca from May 2001 to present; President, Communicade Inc., a former investment subsidiary of Omnicom, from October 2000 to May 2001; prior thereto, Managing Director, Ecoban Finance Ltd., a merchant bank

Gerard A. Neumann..............  Vice President, Chief Financial Officer, Treasurer and
                                 Secretary, Seneca from May 2001 to present, Managing
                                 Director, Vice President and Treasurer of Communicade Inc.
                                 from January 2000 to May 2001; Chief Financial Officer,
                                 Communicade Inc. from July 1997 to May 2001; prior thereto,
                                 Director of Finance and Planning, Prodigy Services Corp., an
                                 online service

DIRECTORS AND OFFICERS OF PEGASUS INVESTORS II GP, LLC

    The principal business address of each person listed below is 99 River Road, Cos Cob, Connecticut 06807. All of the following persons have held their positions for at least five years except as specified below. Pegasus Investors II GP, LLC, or Pegasus GP, is the general partner of Pegasus Investors II, LP, or Pegasus LP. Pegasus GP is wholly owned by Pegasus Capital LLC, an entity controlled by Craig Cogut. Pegasus LP is the general partner of Pegasus
Partners II, LP, which is the sole member and manager of Pegasus E-Services Holdings LLC. Pegasus E-Services Holdings is the sole holder of Seneca's common stock.

NAME                                          PRINCIPAL OCCUPATION OR EMPLOYMENT
----                             ------------------------------------------------------------
Craig Cogut....................  President of Pegasus GP and certain of its affiliates

Andrew Bursky..................  Vice President, Pegasus GP and certain of its affiliates from June 1999 to present; prior thereto, Senior Managing
                                 Director of Interlaken Capital, Inc., a private equity
                                 concern

NAME                                          PRINCIPAL OCCUPATION OR EMPLOYMENT
----                             ------------------------------------------------------------
David Uri......................  Vice President, Pegasus GP and certain of its affiliates from June 1999 to present; Vice President, The Jordan
                                 Company, LLC, a private equity firm, from December 1997 to
                                 June 1999; prior thereto, Principal, EXOR America, Inc., an investment holding company

Rodney Cohen...................  Vice President, Pegasus GP and certain of its affiliates

Jonathan Berger................  Vice President, Pegasus GP and certain of its affiliates from May 1997 to present; prior thereto, Vice President, UBS
                                 Securities, LLC

Eileen Ambach..................  Chief Financial Officer, Pegasus Investors GP and certain of its affiliates from November 1997 to present; prior thereto, various positions (the last of which was Senior Manager) at
                                 Deloitte & Touche, LLP, an accounting firm

DIRECTORS AND OFFICERS OF OMNICOM GROUP INC.

    Unless otherwise set forth below, the principal business address of each person listed below is 437 Madison Avenue, New York, New York 10022. All of the following have held their positions for at least five years except as specified below.

NAME                                          PRINCIPAL OCCUPATION OR EMPLOYMENT
----                             ------------------------------------------------------------
Philip J. Angelastro...........  Controller of Omnicom from February 1999 to present; Vice
                                 President of Finance, Diversified Agency Services division of Omnicom from June 1997 to February 1999; prior thereto,
                                 Partner, Coopers & Lybrand LLP, an accounting firm

Richard I. Beattie.............  Director since 2000; Partner, Simpson, Thacher & Bartlett, a law firm. Mr. Beattie's principal business address is 425
                                 Lexington Avenue, New York, NY 10017

Bernard Brochand...............  Director since 1993; Vice Chairman DEB Worldwide
                                 Communications Group Inc., a subsidiary of Omnicom (Citizen of France). Mr. Brochand's principal business address is 55 rue d'Amsterdam, 75391 Paris Cedex 08, France

Robert J. Callander............  Director since 1992; Retired Chairman of Chemical Banking
                                 Corporation; Retired Executive-in-Residence, Columbia School
                                 of Business. Mr. Callander's principal business address is
                                 29 Still Hollow Road, Lebanon, NY 08833

James A. Cannon................  Director since 1986; Vice Chairman and Chief Financial
                                 Officer, BBDO Worldwide Inc., a subsidiary of Omnicom. Mr.
                                 Cannon's principal business address is 1285 Avenue of the
                                 Americas, New York, NY 10019

Leonard S. Coleman, Jr.........  Director since 1993; Senior Advisor, Major League Baseball from 1999 to present; prior thereto, President, National
                                 League, Major League Baseball. Mr. Coleman's principal
                                 business address is 9 West 57th Street, 37th Floor, New
                                 York, NY 10019

Bruce Crawford.................  Director since 1989; Chairman of Omnicom; prior thereto,
                                 Chief Executive Officer of Omnicom until 1997

NAME                                          PRINCIPAL OCCUPATION OR EMPLOYMENT
----                             ------------------------------------------------------------
Susan S. Denison...............  Director since 1997; Partner, Cook Associates from May 2001 to present; Partner, The Cheyenne Group, an executive search firm, from 1999 to May 2001; Partner, TASA
                                 Worldwide/Johnson, Smith & Knisely from 1997 to 1999; prior thereto, Executive Vice President, Entertainment and
                                 Marketing--Madison Square Garden. Ms. Denison's principal
                                 business address is 303 East 57th Street, New York, NY 10022

Jean-Marie Dru.................  Director since May 2001; President and Chief Executive
                                 Officer of TBWA Worldwide Inc., an Omnicom subsidiary, from
                                 April 2001 to present; Chief Executive Officer of Groupe
                                 BDDP France SA from 1997 to April 2001; prior thereto, Chief
                                 Executive of BDDP Worldwide, an Omnicom subsidiary. Mr.
                                 Dru's principal business address is 488 Madison Avenue, New
                                 York, NY 10022

Peter Foy......................  Director since 1999; Chairman, Whitehead Mann Group plc, a senior level search organization, from January 1, 2001 to
                                 present; prior thereto, Chairman, Baring Brothers
                                 International, the corporate finance arm of ING's Investment
                                 Bank (Citizen of the United Kingdom). Mr. Foy's principal
                                 business address is 5 Belvedere Drive, Wimbledon SW19 7BX,
                                 England

Michael Greenlees..............  Director since 2000; Executive Vice President, Omnicom from
                                 March 2001 to present; President and Chief Executive
                                 Officer, TBWA Worldwide, Inc., an Omnicom subsidiary, from
                                 May 1998 to March 2001; prior thereto, Chairman and Chief
                                 Executive Officer, GGT Group plc, which was acquired by
                                 Omnicom in March 1999 (Citizen of the United Kingdom)

Thomas L. Harrison.............  Director since 1999; Chairman and Chief Executive Officer,
                                 Diversified Agency Services division of Omnicom

Dennis E. Hewitt...............  Treasurer of Omnicom

Peter Mead.....................  Vice Chairman of Omnicom from May 2000 to present; prior thereto, Group Chief Executive, Abbot Mead Vickers plc and
                                 Joint Chairman of AMV BBDO

John R. Murphy.................  Director since 1996; Vice Chairman, National Geographic
                                 Society from March 1998 to present; prior thereto, President and Chief Executive Officer, National Geographic Society.
                                 Mr. Murphy's principal business address is 3115 Blendon
                                 Road, Owings Mills, MD 21117

Robert A. Profusek.............  Executive Vice President from May 2000 to present; prior thereto, head of transactional practice group of Jones, Day,
                                 Reavis & Pogue, a global law firm

John R. Purcell................  Director since 1986; Chairman and Chief Executive Officer,
                                 Grenadier Associates Ltd. a merchant banking and financial advisory firm. Mr. Purcell's principal business address is
                                 14155 U.S. Highway One, Suite 310, Juno Beach, FL 33408

Keith L. Reinhard..............  Director since 1986; Chairman and Chief Executive Officer,
                                 DDB Worldwide, an Omnicom subsidiary. Mr. Reinhard's
                                 principal business address is 437 Madison Avenue, New York,
                                 NY 10022

NAME                                          PRINCIPAL OCCUPATION OR EMPLOYMENT
----                             ------------------------------------------------------------
Linda Johnson Rice.............  Director since 2000; President and Chief Operating Officer,
                                 Johnson Publishing Company, Inc. Ms. Rice's principal
                                 business address is 820 South Michigan Avenue, Chicago, IL
                                 60605

Allen Rosenshine...............  Director since 1986; Chairman and Chief Executive Officer,
                                 BBDO Worldwide, an Omnicom subsidiary. Mr. Rosenshine's
                                 principal business address is 1285 Avenue of the Americas,
                                 New York, NY 10019

Gary L. Roubos.................  Director since 1986; Retired Chairman, Dover Corporation, a diversified industrial manufacturing corporation. Mr.
                                 Roubos' principal business address is P.O. Box 2641,
                                 Edwards, CO 81632

Barry J. Wagner................  General Counsel and Secretary of Omnicom

Randall J. Weisenburger........  Executive Vice President and Chief Financial Officer from
                                 1999 to present (joined Omnicom in 1998); prior thereto,
                                 President and Chief Executive Officer, Wasserstein Perella
                                 Management Partners, a merchant bank

John D. Wren...................  Director since 1993; Chief Executive Officer and President of Omnicom from 1997 to present; prior thereto, President,
                                 Omnicom and Chairman, Diversified Agency Services Division
                                 of Omnicom

OTHER MATTERS FOR ACTION OF THE SPECIAL MEETING

    Our board of directors is not aware of any matters to be presented for action at the special meeting other than those described in this proxy statement and does not intend to bring any other matters before the special meeting. However, if other matters should come before the special meeting, it is intended that the holders of proxies solicited hereby will vote on those matters in their discretion.

AVAILABLE INFORMATION

    We are subject to the informational reporting requirements of the Securities Exchange Act of 1934 and, in accordance with the Exchange Act, file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information can be inspected and copies made at the Public Reference Room of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and the SEC's regional offices at 7 World Trade Center, New York, New York 10048 and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of these materials can also be obtained from the Public Reference Room of the SEC at its Washington address at prescribed rates. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Copies of these materials also may be accessed through the SEC's web site at www.sec.gov. Our common stock is listed on the New York Stock Exchange under the symbol "ACOM." These materials may be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

    As of the date hereof, Agency, Seneca and E-Services Investments have collectively filed a Schedule 13E-3 with the SEC with respect to the merger. As permitted by the SEC, this proxy statement omits certain information contained in the Schedule 13E-3. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection or copying as set forth above. Statements contained in this proxy statement or in any document incorporated in this proxy statement by reference regarding the contents of any contract or other document are not necessarily complete and each of these statements is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC.

    If you would like to request documents from us, please do so at least 10 business days before the date of the special meeting in order to receive timely delivery of those documents prior to the special meeting. In addition, stockholders are entitled under the Delaware General Corporation Law, or DGCL, to receive information and to inspect the books and records of Agency if they meet the requirements of the DGCL, including the showing of a proper purpose. Agency will provide or will make available its records as required by the DGCL upon the receipt of a proper request. Neither Agency nor the Seneca stockholders have made any other provisions to grant our unaffiliated stockholders further access to our corporate records or books in connection with the proposed merger.

    Except as otherwise indicated in this proxy statement, all information about Agency contained in this proxy statement has been supplied by Agency, and all information about Seneca and E-Services Investments contained in this proxy statement has been supplied by Seneca.

    You should rely only on the information contained in this proxy statement to vote your shares at the special meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement.

    This proxy statement is dated October 2, 2001. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

                                                       By Order of the Board of Directors

                                                            /s/ JAMES IMBRIACO
                                                            -----------------------------------------
                                                            James Imbriaco
                                                            Executive Vice President,
                                                            General Counsel and Secretary

                        AGENCY.COM LTD. AND SUBSIDIARIES
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Management........................................   F-2

Report of Independent Public Accountants....................   F-3

Consolidated Balance Sheets as of December 31, 1999 and
  2000......................................................   F-4

Consolidated Statements of Operations for the three years
  ended December 31, 2000...................................   F-5

Consolidated Statements of Stockholders' Equity for the
  three years ended December 31, 2000.......................   F-6

Consolidated Statements of Cash Flows for the three years
  ended December 31, 2000...................................   F-7

Notes to Consolidated Financial Statements..................   F-8

Schedule II--Schedule of Valuation and Qualifying
  Accounts..................................................  F-31

Consolidated Balance Sheets as of December 31, 2000 and
  June 30, 2001.............................................  F-32

Consolidated Statements of Operations for the six months
  ended June 30, 2000 and 2001..............................  F-33

Consolidated Statements of Cash Flows for the six months
  ended June 30, 2000 and 2001..............................  F-34

Notes to Consolidated Financial Statements..................  F-35

                              REPORT OF MANAGEMENT

    The management of AGENCY.COM Ltd. is responsible for the integrity of the financial data reported by the Company and its subsidiaries. Management uses its best judgment to ensure that the financial statements present fairly, in all material respects, the consolidated financial position and results of operations of AGENCY.COM Ltd. and subsidiaries. These financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

    The system of internal controls of the Company is designed to provide reasonable assurance that assets are safeguarded and records are maintained to substantiate the preparation of accurate financial information. Underlying this concept of reasonable assurance is the premise that the cost of control should not exceed the benefits derived therefrom.

    The financial statements have been audited by independent public accountants. Their report expresses an independent informed judgment as to the fairness of management's reported operating results and financial position. This judgment is based on the procedures described in the second paragraph of their report.

    The Audit Committee meets periodically with representatives of financial management and the independent public accountants to assure that each is properly discharging their responsibilities. In order to ensure complete independence, the Audit Committee communicates directly and separately with the independent public accountants and financial management to discuss the results of their audits, the adequacy of internal accounting controls and the quality of financial reporting.

         /s/ Charles Dickson                            /s/ Michael Jackson
--------------------------------------         --------------------------------------
           Charles Dickson                                Michael Jackson
       Executive Vice President                         Corporate Controller
     and Chief Financial Officer                  and Principal Accounting Officer

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders and Board of Directors of AGENCY.COM Ltd. and Subsidiaries:

    We have audited the accompanying consolidated balance sheets of AGENCY.COM Ltd.
(a Delaware corporation) and subsidiaries, as of December 31, 1999 and 2000 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AGENCY.COM Ltd. and subsidiaries as of December 31, 1999 and 2000 and the results of their operations and their cash flows for each of the three years ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.

    Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedule of valuation and qualifying accounts-Schedule II of this Form 10-K for the three years ended December 31, 2000 is presented for the purpose of complying with the Securities and Exchange Commissions rules and is not part of the basic financial statements. This schedule has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, fairly states in all material respects the financial data required to be set forth therein in relation to the basic financial statements taken as a whole.

                                          ARTHUR ANDERSEN LLP

New York, New York
February 1, 2001

                        AGENCY.COM LTD. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  1999           2000
                                                              ------------   ------------
                                         ASSETS
Current Assets:
Cash and cash equivalents...................................    $ 85,035       $ 70,659
Certificate of deposit......................................          --          4,883
Accounts receivable, net of allowance for doubtful accounts
  of $5,164 and $5,144, respectively........................      23,768         32,669
Unbilled charges............................................       9,224          9,717
Prepaid expenses and other current assets...................       1,698          1,842
Other receivables...........................................          --          5,157
Due from related parties....................................         255            485
                                                                --------       --------
  Total current assets......................................     119,980        125,412
Property and equipment, net of accumulated depreciation and
  amortization of $9,325 and $14,726, respectively..........      18,554         28,300
Intangibles, net of accumulated amortization of $8,749 and
  $26,179, respectively.....................................      85,244         88,161
Deferred tax assets.........................................         547          8,705
Investments and other assets................................       2,566          4,222
                                                                --------       --------
  Total assets..............................................    $226,891       $254,800
                                                                ========       ========
                          LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable and accrued expenses.......................    $ 18,075       $ 28,262
Accrued restructuring costs.................................          --         11,086
Income taxes payable........................................       1,462          1,472
Deferred revenue............................................      10,283         10,757
Current portion of capital lease obligations................       1,511          2,117
Due to related parties......................................       1,003             --
                                                                --------       --------
  Total current liabilities.................................      32,334         53,694
                                                                ========       ========
Long-Term Liabilities:
Deferred tax liabilities....................................         482          3,389
Capital lease obligations...................................       1,644          2,750
Due to related parties......................................       1,217             --
Deferred rent...............................................         240          2,993
Other long-term liabilities.................................         281            460
                                                                --------       --------
  Total long-term liabilities...............................       3,864          9,592
                                                                --------       --------
  Total liabilities.........................................      36,198         63,286
                                                                --------       --------
Commitments and Contingencies (Note 11)
Stockholders' Equity (Note 9):
Preferred stock, $0.001 par value, 10,000,000 shares
  authorized; none issued or outstanding as of December 31,
  1999 and 2000, respectively...............................          --             --
Common stock, $0.001 par value, 200,000,000 shares
  authorized; 34,849,641 and 38,260,067 shares issued and
  34,726,265 and 38,260,067 shares outstanding at
  December 31, 1999 and 2000, respectively..................          35             38
Treasury stock, 150,000 shares at cost......................          --           (882)
Additional paid-in capital..................................     204,554        220,724
Accumulated deficit.........................................     (13,725)       (28,410)
Accumulated other comprehensive (loss) income...............        (171)            44
                                                                --------       --------
  Total stockholders' equity................................     190,693        191,514
                                                                --------       --------
  Total liabilities and stockholders' equity................    $226,891       $254,800
                                                                ========       ========

   The accompanying notes are an integral part of these consolidated balance sheets.

                        AGENCY.COM LTD. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                 YEAR ENDED DECEMBER 31,
                                                           ------------------------------------
                                                              1998         1999         2000
                                                           ----------   ----------   ----------
Revenues.................................................  $   26,452   $   87,786   $  202,090
Direct salaries and costs................................      15,930       45,458       98,953
                                                           ----------   ----------   ----------
    Gross profit.........................................      10,522       42,328      103,137
General and administrative...............................      10,944       33,830       84,241
Sales and marketing......................................         596        4,671       12,873
Depreciation and amortization............................       1,141        4,627        7,116
Amortization of intangibles..............................         893        7,783       17,243
Non-cash compensation....................................          --        1,239        2,366
                                                           ----------   ----------   ----------
    Loss from operations.................................      (3,052)      (9,822)     (20,702)
Interest (expense) / income, net.........................        (360)      (2,862)       3,247
                                                           ----------   ----------   ----------
    Loss before minority interest and income taxes.......      (3,412)     (12,684)     (17,455)
Minority interest........................................        (282)          51           --
                                                           ----------   ----------   ----------
    Loss before / (benefit from) provision for income
      taxes..............................................      (3,694)     (12,633)     (17,455)
(Benefit from) / Provision for income taxes..............      (1,213)         246       (2,769)
                                                           ----------   ----------   ----------
Net loss.................................................  $   (2,481)  $  (12,879)  $  (14,686)
                                                           ==========   ==========   ==========
Per share information:
    Net loss per common share
      Basic and Diluted..................................  $    (0.15)  $    (0.53)  $    (0.41)
                                                           ==========   ==========   ==========
    Weighted average common shares used in computing per
      share amounts:
      Basic and Diluted..................................  16,854,499   24,494,603   35,451,624
                                                           ==========   ==========   ==========

 The accompanying notes are an integral part of these consolidated statements.

                        AGENCY.COM LTD. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                                                                                     ACCUMULATED
                                      COMMON STOCK        TREASURY     ADDITIONAL      RETAINED         OTHER           TOTAL
                                  ---------------------     STOCK       PAID-IN       EARNINGS/     COMPREHENSIVE   STOCKHOLDERS'
                                    SHARES      AMOUNT     AMOUNT       CAPITAL       (DEFICIT)     (LOSS) INCOME      EQUITY
                                  ----------   --------   ---------   ------------   ------------   -------------   -------------
Balance, January 1, 1998........  16,200,000   $16,200    $      --   $  1,797,691   $  1,634,921     $      --     $  3,448,812
Common stock issued in
  connection with Spiral Media
  Inc. acquisition..............     480,626       480           --        535,425             --            --          535,905
Common stock issued in
  connection with Online Magic
  Ltd. acquisition..............     498,434       498           --        555,255             --            --          555,753
Capital Contribution............          --        --           --          9,899             --            --            9,899
Foreign currency translation
  adjustment....................          --        --           --             --             --        (9,308)          (9,308)
Net loss........................          --        --           --             --     (2,480,980)           --       (2,480,980)
                                  ----------   -------    ---------   ------------   ------------     ---------     ------------

Balance, December 31, 1998......  17,179,060    17,178           --      2,898,270       (846,059)       (9,308)       2,060,081
Common stock issued in
  connection with Eagle River
  Interactive acquisition.......   3,740,238     3,740           --      4,497,584             --            --        4,501,324
Warrants issued in connection
  with Eagle River Interactive
  acquisition...................          --        --           --      3,428,471             --            --        3,428,471
Common stock issued in
  connection with Interactive
  Solutions acquisition.........   4,171,846     4,172           --      5,127,199             --            --        5,131,371
Stock options issued in
  connection with Interactive
  Solutions acquisition.........          --        --           --        722,191             --            --          722,191
Warrants issued in connection
  with Interactive Solutions
  acquisition...................          --        --           --      2,424,620             --            --        2,424,620
Common stock issued in
  connection with Twinspark
  Interactive...................   1,057,226     1,057           --     11,628,429             --            --       11,629,486
Common stock issued as
  contingent consideration in
  connection with Online Magic
  Ltd. acquisition..............     123,376       123           --      1,357,794             --            --        1,357,917
Common stock issued in
  connection with Visionik
  acquisition...................     572,000       572           --      6,291,428             --            --        6,292,000
Common stock issued in
  connection with I-traffic
  acquisition...................     469,320       469           --      5,162,051             --            --        5,162,520
Stock options issued in
  connection with I-traffic
  acquisition...................          --        --           --      1,509,353             --            --        1,509,353
Sale of common stock under
  public offering, net of
  expenses......................   6,785,000     6,785           --    157,591,026             --            --      157,597,811
Foreign currency translation
  adjustment....................          --        --           --             --             --      (161,968)        (161,968)
Deferred compensation...........          --        --           --      1,238,565             --            --        1,238,565
Exercise of employee stock
  options.......................     628,199       628           --        677,004             --            --          677,632
Net loss........................          --        --           --             --    (12,879,050)           --      (12,879,050)
                                  ----------   -------    ---------   ------------   ------------     ---------     ------------

Balance, December 31, 1999......  34,726,265    34,724           --    204,553,985    (13,725,109)     (171,276)     190,692,324
Public offering expenses........          --        --           --       (349,219)            --            --         (349,219)
Common stock issued in
  connection with Speedmount
  acquisition...................      48,832        49           --        662,235             --            --          662,284
Common stock issued in
  connection with Pictoris
  acquisition...................      78,954        79           --      3,641,595             --            --        3,641,674
Common stock issued in
  connection with Employee Stock
  Purchase Plan.................     309,574       310           --      4,049,995             --            --        4,050,305
Common stock issued as
  contingent consideration in
  connection with Online Magic
  Ltd. acquisition..............     123,376       123           --      3,639,469             --            --        3,639,592
Deferred compensation...........          --        --           --      2,366,417             --            --        2,366,417
Repurchase of common stock......          --        --     (882,190)            --             --            --         (882,190)
Foreign currency translation
  adjustment....................          --        --           --             --             --       215,514          215,514
Tax benefit from exercise of
  stock options.................          --        --           --      1,000,000             --            --        1,000,000
Exercise of employee stock
  options.......................     741,066       743           --      1,150,887             --            --        1,151,630
Exercise of warrants............   2,232,000     2,232           --          9,072             --            --           11,304
Net loss........................          --        --           --             --    (14,685,281)           --      (14,685,281)
                                  ----------   -------    ---------   ------------   ------------     ---------     ------------
Balance, December 31, 2000......  38,260,067   $38,260    $(882,190)  $220,724,436   $(28,410,390)    $  44,238     $191,514,354
                                  ==========   =======    =========   ============   ============     =========     ============

 The accompanying notes are an integral part of these consolidated statements.

                        AGENCY.COM LTD. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                1998       1999        2000
                                                              --------   ---------   ---------
Cash Flows from Operating Activities:
Net loss....................................................  $ (2,481)  $ (12,879)  $ (14,686)
Adjustments to reconcile net loss to net cash provided by
  (used in) operating activities--
  Allowance for doubtful accounts...........................       785         244         (20)
  Depreciation and amortization.............................     2,034      12,258      24,359
  Deferred income taxes.....................................    (1,596)       (274)     (5,251)
  Deferred rent expense.....................................        --         240       2,753
  Non-cash compensation expense.............................        --       1,239       2,366
Changes in operating assets and liabilities:
  Certificate of deposits...................................        --          --      (4,883)
  Accounts receivable.......................................        43     (14,705)     (8,429)
  Unbilled charges..........................................    (1,646)       (296)       (493)
  Prepaid expenses and other current assets.................        26        (405)       (144)
  Other receivables.........................................        --          --      (5,157)
  Due from related parties..................................       157        (255)       (230)
  Other assets..............................................      (124)        656         334
  Accounts payable and accrued expenses.....................     3,155       5,332       9,633
  Accrued restructuring costs...............................        --          --      11,086
  Income taxes payable......................................       (64)      1,267          10
  Deferred revenue..........................................        92       5,167         352
  Due to related parties....................................       454       1,313      (2,220)
  Other long-term liabilities...............................        67          68        (118)
                                                              --------   ---------   ---------
Net cash provided by (used in) operating activities.........       902      (1,030)      9,262
                                                              --------   ---------   ---------
Cash Flows from Investing Activities:
  Capital expenditures......................................    (1,884)    (12,186)    (13,110)
  Acquisitions, net of cash acquired........................    (7,699)    (10,787)    (11,566)
  Investment in affiliates..................................        --        (993)     (1,927)
                                                              --------   ---------   ---------
Net cash (used in) investing activities.....................    (9,583)    (23,966)    (26,603)
                                                              --------   ---------   ---------
Cash Flows from Financing Activities:
  Proceeds from note payable due to Omnicom.................     9,564      29,396          --
  Payments on note payable to Omnicom.......................        --     (77,213)         --
  Payments under capital lease obligations..................      (271)       (942)     (2,232)
  Net borrowings under line of credit.......................       (86)        (55)         --
  Proceeds from common stock offering, net..................        --     157,561        (349)
  Deferred registration costs...............................      (146)         --          --
  Capital contribution......................................        10          --          --
  Proceeds from Employee Stock Purchase Plan................        --          --       4,050
  Repurchase of common stock................................        --          --        (882)
  Proceeds from exercise of stock options...................        --         677       2,163
                                                              --------   ---------   ---------
  Net cash provided by financing activities.................     9,071     109,424       2,750
                                                              --------   ---------   ---------
Effect of Exchange Rate on Cash and Cash Equivalents........        (9)       (162)        215
                                                              --------   ---------   ---------
Net increase (decrease) in Cash and Cash Equivalents........       381      84,266     (14,376)
Cash and Cash Equivalents, beginning of year................       388         769      85,035
                                                              --------   ---------   ---------
Cash and Cash Equivalents, end of year......................  $    769   $  85,035   $  70,659
                                                              ========   =========   =========
Supplemental Disclosures of Cash Flow Information:
  Income taxes paid.........................................  $    315   $     246   $   1,044
                                                              ========   =========   =========
  Interest paid.............................................  $      2   $   2,862   $     163
                                                              ========   =========   =========
Supplemental Disclosure of Non-Cash Investing Activities:
  Equipment acquired under capital leases...................  $  1,444   $   2,685   $   3,943
                                                              ========   =========   =========
  Retirement of fixed assets................................  $     --   $      --   $   1,927
                                                              ========   =========   =========
Supplemental Disclosure of Non-Cash Financing Activities:
  Common stock issued for acquisitions......................  $  1,092   $  25,379   $   7,944
                                                              ========   =========   =========
  Warrants issued for acquisitions..........................  $     --   $   5,853   $      --
                                                              ========   =========   =========
  Stock options issued for acquisitions.....................  $     --   $   2,232   $      --
                                                              ========   =========   =========
  Tax benefit from exercise of stock options................  $     --   $      --   $   1,000
                                                              ========   =========   =========

 The accompanying notes are an integral part of these consolidated statements.

                        AGENCY.COM LTD. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BUSINESS

    AGENCY.COM Ltd. and its subsidiaries (collectively the "Company" or "AGENCY.COM") is an international Internet, interactive television and mobile business professional services firm. The Company provides clients with an integrated set of strategy, creative and technology services that takes them from concept to launch and operation of their interactive businesses. The Company's services include: advising, consulting and planning on the strategic implications of interactive technologies for a company's business; designing creative, content, interface and information architecture elements of Internet-related resources such as Web sites; programming, technical architecture development and systems integration to implement complex information technology systems such as electronic commerce platforms; and planning and executing online marketing strategies that build audiences and develop brand awareness. In order to serve its global clients, AGENCY.COM currently has offices in New York; Atlanta; Chicago; Dallas; Portland, Oregon; San Francisco; Cambridge, Massachusetts; Woodbridge, New Jersey; London; Paris; Amsterdam and Copenhagen. AGENCY.COM also has minority investments in companies in Singapore, Korea and Miami.

    PRINCIPLES OF CONSOLIDATION

    The Consolidated Financial Statements include the accounts of all majority-owned subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

    The Company's investments in less than 20% owned companies in which it does not have the ability to exercise significant influence over operating and financial policies are accounted for using the cost method. As of December 31, 2000, the Company had approximately a 19% investment in The EdgeMatrix PTE. LTD. (formerly The Edge Consultants PTE. LTD.), approximately a 17% investment in AGENCY.COM Korea, and approximately a 3.7% investment in UrbanBite, all of which are accounted for under the cost method (see Note 6).

    USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principals applied in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    REVENUE RECOGNITION

    Revenues are recognized for time and materials projects as services are provided. Revenues from fixed-fee contracts are recognized as services are provided upon the achievement of specified milestones. Revenue is recognized on partially completed milestones in proportion to the costs incurred for that milestone and only to the extent that an irrevocable right to the revenue exists. Costs incurred under fixed-fee contracts are recognized as incurred which generally is in the same period that revenue is recorded. Revenues are recorded on partially completed contracts to the extent that an irrevocable right to the revenue exists under each client contract. Revenue is only recognized when persuasive evidence of an arrangement exists, services have been rendered, the fees are fixed or determinable and collectibility is reasonably assured. Unbilled charges represent labor costs incurred and estimated

                        AGENCY.COM LTD. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) earnings, production and other client reimbursable costs. Provisions for estimated losses uncompleted contracts are made in the period in which such losses are probable. Amounts billed, which are not yet earned, are classified as deferred revenue in the accompanying consolidated balance sheets.

    CASH AND CASH EQUIVALENTS

    The Company considers all highly liquid debt and equity instruments with an original maturity of three months or less to be cash equivalents. Cash equivalents include investments in money market funds and are stated at cost, which approximates market value.

    CUSTOMER ADVANCES

    In connection with performing direct marketing consulting services for its customers, the Company purchases advertising on Web sites on behalf of its customers. The Company invoices its customers for the cost of media placements and remits payments to the Web sites but does not assume any credit risk associated with the transactions.

    The Company does not recognize any revenue or expenses associated with the purchasing and reinvoicing of advertising placements in its statement of operations. As of December 31, 1999 and 2000, the Company has received approximately $4.4 million and $8.3 million, respectively, of cash advances from its customers for the purchase of advertising on Web sites.

    PROPERTY AND EQUIPMENT

    Property and equipment is stated at cost, net of accumulated depreciation and amortization. Property and equipment is depreciated on a straight-line basis over their estimated useful lives of three to seven years. Leasehold improvements and equipment held under capital leases are amortized utilizing the straight-line method over the lesser of the estimated useful life of the asset or the remaining term of the related lease.

    INTANGIBLE ASSETS

    Goodwill, which represents the excess of the purchase price over the fair value of the net assets acquired, is included in intangible assets and is presently being amortized over a period of seven years on a straight-line basis. Customer base and workforce are being amortized over a period of five years and three years, respectively, on a straight-line basis. The Company reviews its intangible assets for impairment quarterly or whenever events or changes in circumstances indicate that the carrying amount of the intangible asset exceeds the fair value of the asset. If circumstances indicate that the carrying amount of the intangible asset that the Company expects to hold and use may not be recoverable, the Company will estimate the future cash flows expected to result from the use of the asset and its eventual disposition. Future cash flows are the future cash inflows expected to be generated by an asset less the future cash outflows expected to be necessary to obtain those inflows. If the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the asset, the Company will recognize an impairment loss equal to the amount by which the carrying amount of the asset exceeds the fair value of the asset. The fair value of the asset is the amount at which the asset could be bought or sold in a current transaction between willing parties or determined by calculating the present value of estimated expected future cash flows using a discount rate

                        AGENCY.COM LTD. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) commensurate with the risks involved. Management has evaluated the carrying values and amortization periods in the current period and has determined that no impairment currently exists. These carrying values and amortization periods will be evaluated by management on a continuing basis, and will be adjusted if the lives of the related intangible assets are impaired.

    ACCOUNTING FOR LONG-LIVED ASSETS

    The Company follows the provisions of Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of." This statement establishes financial accounting and reporting standards for the impairment of long-lived assets, certain identifiable intangibles and goodwill related to those assets to be held and used, and for long-lived assets and certain identifiable intangibles to be disposed of. The Company reviews long-lived assets and certain identifiable intangibles to be held and used for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset exceeds the fair value of the asset. If other events or changes in circumstances indicate that the carrying amount of an asset that the Company expects to hold and use may not be recoverable, the company will estimate the future cash flows expected to result from the use of the asset and its eventual disposition.

    INCOME TAXES

    The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes." This statement requires an asset and liability approach for measuring deferred taxes based on temporary differences between the financial statement and income tax bases of assets and liabilities existing at each balance sheet date using enacted tax rates for the years in which the taxes are expected to be paid or recovered. The effect on deferred tax assets or liabilities of a change in tax rates is recognized in the period in which the tax change occurs. Through December 31, 1998, the Company elected to file its income tax returns using the cash basis of accounting. Subsequent to the year ending December 31, 1998, the Company had elected to file its income tax returns using the accrual basis of accounting.

    FOREIGN CURRENCY TRANSLATION

    All assets and liabilities of foreign subsidiaries are translated into U.S. Dollars at fiscal year-end exchange rates. Income and expense items are translated at average exchange rates prevailing during the fiscal year. The resulting translation adjustments are recorded as a component of Stockholders' Equity in the accompanying Consolidated Financial Statements. Gains or losses resulting from foreign currency transactions are included in the accompanying Consolidated Statements of Operations.

    FAIR VALUE OF FINANCIAL INSTRUMENTS

    The carrying amounts of cash and cash equivalents, certificate of deposits, net accounts receivable, other receivables, due from related parties and accounts payable and accrued expenses approximate fair value due to the short-term maturity of these instruments. The carrying amounts of capital lease obligations, including current portions, approximate fair value.

                        AGENCY.COM LTD. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) BUSINESS CONCENTRATIONS AND CREDIT RISK

    Financial instruments, which subject the Company to concentrations of credit risk, consist primarily of cash and cash equivalents and trade accounts receivable. As of December 31, 2000, the Company maintained approximately $17.4 million of its cash and cash equivalents with Omnicom Finance Inc. ("Omnicom Finance"), a wholly-owned subsidiary of Omnicom Group Inc. ("Omnicom"), which is the largest shareholder of the Company. The remainder of the Company's cash is invested with various other financial institutions. The Company performs periodic evaluations of the relative credit standing of these institutions. The Company's clients are primarily concentrated in the United States and Europe. The Company performs ongoing credit evaluations, generally does not require collateral, and establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of customers, historical trends and other information.

    For the year ended December 31, 1998, 1 client accounted for 16% of total revenues.

    For the year ended December 31, 1999, 1 client accounted for 11% of total revenues.

    For the year ended December 31, 2000, no client accounted for more than 10% of total revenues.

    As of December 31, 1999, 1 client accounted for 23% of total accounts receivable and unbilled charges.

    As of December 31, 2000, 4 clients accounted for 46% of total accounts receivable and unbilled charges.

    NET INCOME (LOSS) PER COMMON SHARE

    The Company computes net income (loss) per common share in accordance with SFAS No. 128, "Earnings Per Share". Under the provisions of SFAS No. 128, basic net income (loss) per common share ("Basic EPS") is computed by dividing net income (loss) by the weighted average number of common shares outstanding. Diluted net income (loss) per common share ("Diluted EPS") is computed by dividing net income (loss) by the weighted average number of common shares and dilutive common share equivalents then outstanding. SFAS No. 128 requires the presentation of both Basic EPS and Diluted EPS on the face of the consolidated statements of operations.

    Basic and Diluted EPS are the same for each of the three years ended December 31, 2000, as Diluted EPS does not include the impact of stock options and warrants then outstanding as the effect of their inclusion would be antidilutive.

    STOCK-BASED COMPENSATION

    In 1998, the Company adopted the provisions of SFAS No. 123, "Accounting for Stock-Based Compensation," by continuing to apply the provisions of Accounting Principles Board ("APB") No. 25, "Accounting for Stock Issued to Employees," while providing the necessary pro forma disclosures as if the fair value method had been applied (Note 9).

    COMPREHENSIVE LOSS

    During 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income," which established standards for reporting and displaying comprehensive income and its components in a

                        AGENCY.COM LTD. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) financial statement that is displayed with the same prominence as other financial statements. The components of comprehensive loss are as follows:

                                                               YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------
                                                         1998           1999            2000
                                                     ------------   -------------   -------------
Net loss...........................................  $ (2,480,980)  $ (12,879,050)  $ (14,685,281)
Foreign currency translation adjustment............        (9,308)       (161,968)        215,514
                                                     ------------   -------------   -------------
Comprehensive loss.................................  $ (2,490,288)  $ (13,041,018)  $ (14,469,767)
                                                     ============   =============   =============

    NEW ACCOUNTING PRONOUNCEMENTS

    In December 1999, the Securities and Exchange Commission ("SEC") released Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements," which provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC. Subsequently, the SEC released SAB 101B, which delayed the implementation date of SAB 101 for registrants with fiscal years that begin between December 16, 1999 and March 15, 2000. The Company was required to be in conformity with the provisions of SAB 101, as amended by SAB 101B, no later than October 1, 2000. The adoption of SAB 101, as amended by SAB 101B, did not have a material effect on the Company's consolidated financial position, results of operations or cash flows.

    In July 1999, the Financial Accounting Standards Board ("FASB") approved SFAS No. 137 "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective date of FASB Statement No. 133". SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" establishes accounting and reporting standards requiring that every derivative instrument, including certain derivative instruments embedded in other contracts, be recorded in the balance sheet as either an asset or liability measured at its fair value. The statement also requires that changes in the derivative's fair value be recognized in earnings unless specific hedge accounting criteria are met. The adoption of SFAS No. 133 will not have a material effect on the Company's Consolidated Financial Statements.

    In March 2000, the Financial Accounting Standards Board issued Interpretation No. 44 (FIN. 44), "Accounting for Certain Transactions Involving Stock Compensation, and Interpretation of APB Opinion No. 25." The FIN. 44 is intended to clarify certain problems that have arisen in practice since the issuance of APB No. 25, "Accounting for Stock Issued to Employees." The effective date of the interpretation was July 1, 2000. The provisions of the interpretation apply prospectively, but they will also cover certain events occurring after December 15, 1998 and after January 12, 2000. The adoption of FIN. 44 did not have a material adverse effect on the Company's current or historical consolidated financial statements, but may affect future accounting regarding stock option transactions.

    RECLASSIFICATIONS

    Certain reclassifications have been made to the prior years Consolidated Financial Statements to conform to the current year presentation.

                        AGENCY.COM LTD. AND SUBSIDIARIES

2. ACQUISITIONS

    SPIRAL MEDIA INC.

    In July 1997, the Company purchased 51% of the outstanding shares of Spiral Media Inc. ("Spiral Media"). The Company purchased the remaining portion of outstanding shares in July 1998. The total consideration for all of the stock acquired was approximately $6.2 million. This consideration was comprised of a cash payment of $5.5 million, relinquishment of debt due from Spiral Media stockholders totaling approximately $0.1 million and the issuance of 480,626 shares of the Company's common stock valued at $1.12 per share, which in management's opinion was the fair market value of the common stock at the date of issuance. This acquisition has been accounted for under the purchase method of accounting and, accordingly, the purchase price has been allocated to the tangible and intangible assets acquired and liabilities assumed on the basis of their respective fair values on the respective acquisition dates. As a result of this acquisition, the Company has recorded goodwill of approximately $6.1 million, which is the cost in excess of net assets acquired and is being amortized.

    ONLINE MAGIC LIMITED

    In October 1997, the Company purchased 42.5% of the outstanding shares of Online Magic Limited ("Online Magic"), a United Kingdom company, which represented the controlling interest in Online Magic. The outstanding shares acquired were deemed to be a controlling interest, as after the investment, the Company had the ability to direct or cause the direction of the management and operating and financing policies of Online Magic. In May 1998 and July 1998, the Company acquired all of the remaining outstanding shares of Online Magic through two separate purchase agreements. The initial consideration paid was approximately $2.2 million. The consideration was comprised of a cash payment of approximately $1.6 million and the issuance of 498,434 shares of the Company's common stock value at $1.12 per share, which in management's opinion was the fair market value of the common stock at the date of issuance. This acquisition has been accounted for under the purchase method of accounting and, accordingly, the purchase price has been allocated to the tangible and intangible assets acquired and liabilities assumed on the basis of their respective fair values on the respective acquisition dates. As a result of this acquisition, the Company recorded goodwill of approximately $1.9 million, which is the cost in excess of net assets acquired. Furthermore, the purchase agreements called for certain earn-out payments to former shareholders of Online Magic based upon the achievement of targeted operating performance of Online Magic through December 1999. In September 1999, the Company released 123,376 shares from escrow and issued them to two of the former shareholders of Online Magic as part of the earn-out payment. These shares were valued at $11.00, which was the current fair market value of the Company's stock. The total value of the shares of approximately $1.4 million was recorded as additional purchase price and is reflected as additional goodwill in the accompanying consolidated financial statements. In March 2000, the Company released the remaining 123,376 shares from escrow to the same former shareholders of Online Magic as the remaining earn-out payment. These shares were valued at $29.50, which was the then fair market value of the Company's common stock at the date of release. The total value of these shares of approximately $3.6 million was considered additional purchase price and recorded as additional goodwill in the Company's consolidated financial statement.

    KETCHUM ADVERTISING INC.

    In April 1998, the Company acquired certain assets and assumed certain liabilities from Ketchum Advertising Inc. ("Ketchum"). Ketchum was a subsidiary of Omnicom, which is a significant shareholder of the Company's common stock both directly and through a wholly-owned subsidiary. In

                        AGENCY.COM LTD. AND SUBSIDIARIES

2. ACQUISITIONS (CONTINUED)
consideration for the net assets acquired, the Company paid approximately $0.6 million in cash. This acquisition has been accounted for under the purchase method of accounting and, accordingly, the purchase price has been allocated to the tangible and intangible assets acquired and liabilities assumed on the basis of their respective fair values on the acquisition date. As a result of this acquisition, the Company has recorded goodwill of approximately $0.6 million.

    THE PRIMARY GROUP

    In August 1998, the Company acquired certain assets from Web Partners ("The Primary Group") and assumed certain liabilities. In consideration for the net assets acquired, the Company paid approximately $50,000 in cash. This acquisition has been accounted for under the purchase method of accounting and, accordingly, the purchase price has been allocated to the tangible and intangible assets acquired and liabilities assumed on the basis of their respective fair values on the acquisition date. As a result of this acquisition, the Company has recorded goodwill of approximately $50,000.

    INTERACTIVE SOLUTIONS INCORPORATED AND QUADRIS CONSULTING, INC.

    In April 1999, the Company acquired all of the issued and outstanding shares of capital stock of Interactive Solutions Incorporated ("ISI") from the ISI shareholders (including Communicade Inc. ("Communicade"), a wholly-owned subsidiary of Omnicom) in exchange for an aggregate of 4,171,846 shares of the Company's common stock and a warrant to purchase 3,071,248 shares of the Company's common stock at a purchase price of $0.005 per share. Such warrant was valued at $0.80 per share and the fair value of the Company's common stock on the date of purchase was $1.23 per share, each as determined by an independent third-party valuation. In December 2000, Communicade through a wholly-owned subsidiary, exercised a portion of the warrant for 2,232,000 shares of the Company's common stock and transferred the unexercised portions of the warrant to two companies that are not affiliated with Omnicom, Communicade, or their subsidiaries.

    Immediately, prior to the acquisition of ISI, ISI acquired all of the issued and outstanding shares of capital stock of Quadris Consulting, Inc. ("Quadris") from the Quadris shareholders in exchange for an aggregate of 1,869,528 shares of ISI common stock. Prior to both acquisitions, Communicade sold 485,999.64 shares of ISI common stock to certain of the Company's shareholders for an aggregate price of approximately $0.4 million.

    Outstanding stock options under the stock option plans of Quadris and ISI were converted into 1,406,378 options to purchase the Company's common stock. Included in these options were 557,978, 185,988 and 662,412 options which were converted at exercise prices of $0.41, $0.45 and $1.21, respectively, which were lower than the fair market value of the Company's common stock at the date of grant, which was $1.23. Accordingly, the Company has recorded additional purchase price of approximately $0.6 million for the difference between the exercise price and the fair market value of the underlying common shares relating to these options.

    As a result of this acquisition, the Company has recorded goodwill of approximately $15.1 million, which is the cost, plus the net liabilities assumed after the allocation to workforce and customer base of $1.0 million and $2.6 million, respectively.

                        AGENCY.COM LTD. AND SUBSIDIARIES

2. ACQUISITIONS (CONTINUED)
    EAGLE RIVER INTERACTIVE INC.

    In April 1999, the Company acquired all of the issued and outstanding shares of capital stock of Eagle River Interactive Inc. ("ERI") from Omnicom, ERI's sole shareholder, in exchange for an aggregate of 3,659,548 shares of the Company's common stock and a warrant to purchase 4,328,752 shares of the Company's common stock at a purchase price of $0.005 per share. Such warrant was valued at $0.80 per share and the fair value of the Company's common stock on the date of purchase was $1.23 per share, each as determined by an independent third-party valuation. In November 1999, Omnicom transferred a portion of this warrant to purchase 1.4 million shares to a non-affiliated third party and in December 2000, it transferred the remaining portion of the warrant to a wholly-owned subsidiary of Communicade, which then exercised part of the warrant for 2,232,000 shares of the Company's common stock and transferred the unexercised portions of the warrant to two companies that are not affiliated with Omnicom, Communicade or their subsidiaries. In addition, at this time, Omnicom caused Communicade to transfer 13,322 shares of the Company's common stock to certain participants of the ERI Key Executive Incentive Program in settlement of all obligations due under the program. 80,690 shares were issued to an executive of ERI in connection with his employment agreement. These shares have been valued at $1.23 per share, the then fair market value of the Company's common stock for a total value of approximately $0.1 million. Provided that the employee remains in continuous service with the Company, one-third of the restricted shares will automatically vest on each of the first three anniversaries of the date of grant. If the employee retires or his employment is involuntarily terminated prior to any of the first three anniversaries, the pro rata portion of the number of restricted shares that would have vested as of such termination date will vest. The Board of Directors has sole discretion to increase the number of shares that will vest on retirement or involuntary termination. The Company will amortize the fair value of the shares granted over the three-year vesting period as compensation expense.

    As a result of this acquisition, the Company has recorded goodwill of approximately $26.4 million which is the cost plus net liabilities assumed after the allocation to workforce and customer base of $1.3 million and $3.2 million, respectively.

    DIGITAL VISION COMMUNICATIONS INC.

    In May 1999, the Company purchased all of the issued and outstanding shares of capital stock of Digital Vision Communications Inc. ("Digital Vision") for approximately $1.1 million in cash. This acquisition has been accounted for under the purchase method of accounting and, accordingly, the purchase price has been allocated to the tangible and intangible assets acquired and liabilities assumed on the basis of their respective fair values on the acquisition date.

    As a result of this acquisition, the Company has recorded goodwill of approximately $1.4 million, which is the cost, plus the net liabilities assumed.

    TWINSPARK INTERACTIVE PEOPLE B.V.

    In August 1999, the Company purchased all of the issued and outstanding shares of capital stock of Twinspark Interactive People B.V. ("Twinspark"), a Dutch company, for $0.7 million in cash and 1,057,226 shares of the Company's common stock valued at $11.00 per share, of which 1,047,226 shares were given to the shareholders of Twinspark and 10,000 to former employees of Twinspark, for a total aggregate purchase price of approximately $12.3 million. The Company also granted 75,000 stock

                        AGENCY.COM LTD. AND SUBSIDIARIES

2. ACQUISITIONS (CONTINUED)
options to former employees of Twinspark at an exercise price equal to the then fair market value of the Company's common stock. This acquisition has been accounted for under the purchase method of accounting and, accordingly, the purchase price has been allocated to the tangible and intangible assets acquired and liabilities assumed on the basis of their respective fair values on the acquisition date. As a result of this acquisition, the Company has recorded goodwill of approximately $12.2 million, which is the cost, plus the net liabilities assumed. Furthermore, the purchase agreement calls for certain earn-out payments to the former shareholders of Twinspark based upon the achievement of certain targeted operating results of Twinspark through December 1999. In January 2001, the Company issued 85,000 additional shares to the former shareholders of Twinspark in final settlement of the earn-out payment obligation. This additional consideration of $318,750 will be recorded as goodwill in January 2001.

    PICTORIS INTERACTIVE SA

    In October 1999, the Company consummated its investment of 5% of the outstanding equity in Pictoris Interactive SA ("Pictoris") from its existing shareholders for $0.5 million. In January 2000, the Company exercised its option to purchase the remaining 95% of Pictoris. The total consideration for the acquisition was approximately $12.4 million consisting of $8.7 million in cash and 78,954 shares of the Company's common stock valued at $46.12 per share. As a result of this acquisition, the Company recorded goodwill of approximately $13.3 million, which is cost plus the net liabilities assumed.

    INTERACTIVE TRAFFIC, INC.

    In October 1999, the Company purchased all of the issued and outstanding shares of capital stock of Interactive Traffic, Inc. ("I-traffic") for approximately $3.0 million in cash at the closing, a $1.0 million payment in January 2000, 469,320 shares of the Company's common stock valued at $11.00 per share, the assumption of options to purchase 160,680 shares of the Company's common stock at an average exercise price of $2.54 per share, the issuance of newly-granted options to purchase 60,000 shares of the Company's common stock at an exercise price of $2.50 per share, which options were valued at less than the fair market value of the Company's common stock on the date of grant, valued at approximately $1.5 million, and performance-based payments of $1.8 million paid in 2000 for a total aggregate purchase price of approximately $12.5 million. As a result of this acquisition, through December 31, 2000, the Company has recorded goodwill of approximately $13.3 million, which is the cost, plus the net liabilities assumed. In addition, in January 2001, the total consideration was adjusted for approximately 307,000 shares which were issued in satisfaction of the achievement of the earn-out. 62.5% of such payment was distributed to the former shareholders of I-traffic, the balance is held in escrow pursuant to the terms of the escrow agreement. This acquisition has been accounted for under the purchase method of accounting and, accordingly, the purchase price has been allocated to the tangible and intangible assets acquired and liabilities assumed on the basis of their respective fair value on the acquisition date.

    VISIONIK A/S

    In November 1999, the Company purchased all of the issued and outstanding shares of capital stock of Visionik A/S ("Visionik"), a Danish corporation, for $0.5 million in cash and 572,000 shares of the Company's common stock valued at $11.00 per share for a total aggregate purchase price of approximately $6.8 million. This acquisition has been accounted for under the purchase method accounting and, accordingly, the purchase price has been allocated to the tangible and intangible assets

                        AGENCY.COM LTD. AND SUBSIDIARIES

2. ACQUISITIONS (CONTINUED)
acquired and liabilities assumed on the basis of their respective fair values on the acquisition date. As a result of this acquisition, the Company has recorded goodwill of approximately $7.7 million, which is the cost in excess of the net assets acquired.

    SPEEDMOUNT SERVICES LIMITED

    In October 2000, the Company acquired all of the issued and outstanding shares of Speedmount Services Limited ("Speedmount"), a United Kingdom company, for consideration of approximately $0.7 million, which was comprised of 48,832 shares of the Company's common stock valued at $13.56 per share, based upon the then fair market value. As a result of this acquisition, the Company recorded goodwill of approximately $0.9 million.

    The acquisitions described were valued based on management's estimate of the fair value of the net assets acquired at the date of acquisition. Costs in excess of net assets acquired were recorded as intangible assets. Presented below is the allocation of the purchase price among assets acquired, liabilities assumed and intangible assets.

                                     SPIRAL MEDIA   ONLINE MAGIC   KETCHUM    THE PRIMARY GROUP
                                     ------------   ------------   --------   -----------------
                                                           (IN THOUSANDS)
Accounts receivable................     $  402         $1,080        $ --            $--
Fixed assets.......................        202            345          --              2
Other assets.......................        132            797          --             --
Intangible assets..................      6,111          6,870         643             51
Current liabilities................       (615)        (1,313)         --             --
Long-term liabilities..............        (66)          (585)         --             --
                                        ------         ------        ----            ---
  Total purchase price.............     $6,166         $7,194        $643            $53
                                        ------         ------        ----            ---

                                        ISI AND QUADRIS     ERI      DIGITAL VISION   TWINSPARK
                                        ---------------   --------   --------------   ---------
                                                            (IN THOUSANDS)
Accounts receivable...................      $   811       $    521       $  159        $ 1,040
Fixed assets..........................        1,026          2,132           26            511
Other assets..........................        2,648          2,755           --            154
Intangible assets.....................       18,784         30,951        1,435         12,241
Current liabilities...................       (5,159)       (10,872)        (319)        (1,565)
Long-term liabilities.................       (9,905)       (17,407)        (202)           (52)
                                            -------       --------       ------        -------
  Total purchase price................      $ 8,205       $  8,080       $1,099        $12,329
                                            -------       --------       ------        -------

                        AGENCY.COM LTD. AND SUBSIDIARIES

2. ACQUISITIONS (CONTINUED)

                                                PICTORIS   I-TRAFFIC   VISIONIK   SPEEDMOUNT
                                                --------   ---------   --------   ----------
                                                               (IN THOUSANDS)
Accounts receivable...........................  $ 1,273     $ 1,369    $   686       $ --
Fixed assets..................................       --         469         46         --
Other assets..................................      178       1,713        670         --
Intangible assets.............................   13,272      13,316      7,726        855
Current liabilities...........................   (2,240)     (1,810)    (2,317)        --
Long-term liabilities.........................     (123)     (2,585)       (20)        --
                                                -------     -------    -------       ----
  Total purchase price........................  $12,360     $12,472    $ 6,791       $855
                                                -------     -------    -------       ----

    PRO FORMA RESULTS OF OPERATIONS (UNAUDITED)

    The following unaudited pro forma consolidated statement of operations data for the year ended December 31, 1998 give effect to the acquisitions of Ketchum, Primary Group, ISI and Quadris, ERI, Digital Vision, Twinspark, I-traffic and Visionik as if each of these acquisitions had occurred on January 1, 1998. The pro forma consolidated statement of operations data for the year ended
December 31, 1999 give effect to the acquisition of ISI, ERI, Digital Vision, Twinspark, I-traffic, Visionik and Pictoris as if these acquisitions had occurred on January 1, 1999. The proforma results were not materially different actual results for year ended December 31, 2000. The proforma amounts do not include the acquisition of Speedmount as the effect would be immaterial.

    All of the following unaudited pro forma consolidated results of operations give effect to purchase accounting adjustments. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisitions actually taken place on January 1, 1998 and January 1, 1999 and may not be indicative of future operating results.

                                          YEAR ENDED          YEAR ENDED          YEAR ENDED
PRO FORMA:                             DECEMBER 31, 1998   DECEMBER 31, 1999   DECEMBER 31, 2000
----------                             -----------------   -----------------   -----------------
                                                            (IN THOUSANDS)
Revenues.............................      $ 76,130            $109,154            $202,090
Net loss.............................       (21,960)            (27,113)            (14,686)
Basic and diluted net loss per
  share..............................         (0.82)              (0.92)              (0.41)

                        AGENCY.COM LTD. AND SUBSIDIARIES

3. RELATED PARTY TRANSACTIONS

    On April 28, 1999, the Company entered into a shareholder's agreement (the "Agreement") with Omnicom. The Agreement nullified and superseded a previous shareholder's agreement dated September 12, 1996. The Agreement provided for a line of credit for working capital purposes of not less than $10.0 million at the same interest rate charged by Omnicom to its subsidiaries under the Omnicom cash management system, which was approximately 5.89%. Borrowings were secured by a first priority lien on all assets. In addition, the Agreement provided for additional financing to the Company for "new media" acquisitions at the same interest rate charged by Omnicom to its subsidiaries under the Omnicom cash management system. Interest on any such loans was to be paid quarterly on the then outstanding principal balance. Principal was to be repaid quarterly in equal installments over a five-to-ten-year period.

    In November 1999, the Company entered into a new $85 million credit facility with Omnicom Finance, a wholly-owned subsidiary of Omnicom, which replaced the Company's revolving credit lines and consolidates all of the Company's previously outstanding indebtedness due to Omnicom. The credit facility provides for a $25 million term loan, a $54 million revolving credit line and a $6.0 million lease credit support facility. As required by the credit facility the Company had to repay the amounts borrowed under the term loan portion of the new credit facility. In December 1999, the Company repaid the term loan and all amounts due under the revolving credit line with proceeds from the Company's initial public offering. The remaining amounts if any will be due in full on September 30, 2001. Currently the Company has utilized $5.0 million of the credit support facility. This credit facility bears interest at the rate of Omnicom's commercial paper rate plus 1.25% and terminates in September 2001. Any amounts borrowed under the facility will be due in full on September 30, 2001.

    At December 31, 1999 and 2000, there were no borrowings outstanding on the revolving credit line. Related interest expense under the financing arrangements was approximately $0.4 million, $2.9 million and $0, respectively, for the three years ended December 31, 2000.

    In December 2000, Omnicom transferred its warrants to purchase 2,928,752 shares of our common stock and Communicade transferred its warrants to purchase 3,071,428 shares of our common stock to a wholly-owned subsidiary of Communicade, which then exercised part of the warrant for 2,232,000 shares of our common stock and transferred the remaining unexercised portions of the warrant to two companies that are not affiliated with Omnicom, Communicade, or their subsidiaries.

    In December 2000, the Company secured loans in aggregate amounts of $5.5 million that were made to certain officers by a third party bank that is secured by cash of approximately $5.0 million. In return for this transaction, the officers indemnified the Company and pledged to the Company approximately 1.6 million shares of common stock they held in the Company.

    Included in revenue for the year ended December 31, 1999 and 2000 is approximately $0.5 million and $1.7 million, respectively, related to services provided by the Company to its largest shareholder, Omnicom. There were no such revenues for the year ended December 31, 1998. Also included in revenue for the year ended December 31, 2000 was approximately $0.9 million and $0.5 million related to services provided by the Company to Urban Desires Inc., a company owned by two of the Company's primary shareholders and Monitor Marketspace, a company owned by one of the Company's directors, respectively. At December 31, 1999 and 2000, there was approximately $0.5 million and $3.1 million included in the Company's unbilled charges and due from related parties balances in the accompanying Consolidated Financial Statements related to this revenue.

                        AGENCY.COM LTD. AND SUBSIDIARIES

3. RELATED PARTY TRANSACTIONS (CONTINUED)
    Due from related parties consists of the following:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                1999          2000
                                                              --------      --------
                                                                  (IN THOUSANDS)
Urban Desires Inc...........................................    $255          $150
AGENCY.COM Korea............................................      --            93
EdgeMatrix..................................................      --            86
Employee Loan...............................................      --            85
Other.......................................................      --            71
                                                                ----          ----
Due from related parties....................................    $255          $485
                                                                ====          ====

    At December 31, 1999, due to related parties primarily consisted of approximately $2,128 due to shareholders and former stockholders. There were no amounts due to related parties at December 31, 2000.

4. PROPERTY AND EQUIPMENT

    Property and equipment consist of the following:

                                                                 DECEMBER 31,
                                                              -------------------
                                                                1999       2000
                                                              --------   --------
                                                                (IN THOUSANDS)
Equipment and furniture under capital leases................  $ 3,113    $  4,866
Equipment...................................................    2,098       5,022
Computer equipment..........................................   10,682      14,025
Furniture and fixtures......................................    2,954       3,497
Leasehold improvements......................................    9,032      15,616
                                                              -------    --------
Total property and equipment................................   27,879      43,026
Less: accumulated depreciation and amortization.............   (9,325)    (14,726)
                                                              -------    --------
Property and equipment, net.................................  $18,554    $ 28,300
                                                              =======    ========

    Depreciation and amortization expense was $1,141, $4,627 and $7,116 respectively, for the three years ended December 31, 2000.

                        AGENCY.COM LTD. AND SUBSIDIARIES

5. INTANGIBLE ASSETS

    Intangible assets consist of the following:

                                                                 DECEMBER 31,
                                                              -------------------
                                                                1999       2000
                                                              --------   --------
                                                                (IN THOUSANDS)
Goodwill....................................................  $85,710    $106,057
Customer base...............................................    5,840       5,840
Workforce...................................................    2,328       2,328
Trademark...................................................      115         115
                                                              -------    --------
Gross intangible assets.....................................   93,993     114,340
Less: accumulated amortization..............................   (8,749)    (26,179)
                                                              -------    --------
Intangible assets, net......................................  $85,244    $ 88,161
                                                              =======    ========

    Amortization expense was $893, $7,783 and $17,243 respectively, for the three years ended December 31, 2000.

6. INVESTMENTS AND OTHER ASSETS

    THE EDGEMATRIX PTE. LTD.

    In December 1998, the Company entered into an agreement to acquire up to 60% of The EdgeMatrix Pte. Ltd. ("EdgeMatrix") (formerly The Edge Consultants Pte. Ltd.) in a staggered transaction. In December 1998, under this agreement, the Company acquired 12% of EdgeMatrix's outstanding shares and in July 1999, increased the investment by an additional 18%. The total cash consideration for the 30% investment was $3.1 million. Of the $3.1 million, $2.2 million of the Company's investment in EdgeMatrix represented costs in excess of 30% of EdgeMatrix's net assets. In accordance with the equity method of accounting, these costs in excess of the Company's total investment have been recorded as goodwill in the accompanying financial statements and are being amortized over a period of seven years. In November 2000, EdgeMatrix entered into a recapitalization agreement introducing new investors to EdgeMatrix. As a result of this recapitalization, the Company's ownership of EdgeMatrix was partially diluted. In December 2000, the Company disposed of a portion of the investment for $1.7 million. The proceeds were offset against the Company's investment in EdgeMatrix and the previously recorded goodwill.

    During 2000, the Company entered into joint venture agreements with QUAXAR.COM, a company located in Miami, FL and AGENCY.COM Korea, a company based in Korea. In addition, in October 2000, the Company entered into a subscription agreement with Botticelli Investments (Cayman), L.P. ("Botticelli"). Botticelli is a limited partnership that invests in Israeli based technology companies. Under this agreement, the Company has committed to investing $5.0 million, subject to capital calls being made by Botticelli. As of December 31, 2000, approximately $0.9 million has been invested in Botticelli. Botticelli is a partnership founded by Omnicom and others.

                        AGENCY.COM LTD. AND SUBSIDIARIES

7. ACCOUNTS PAYABLE AND ACCRUED EXPENSES

    Accounts payable and accrued expenses consist of the following:

                                                                 DECEMBER 31,
                                                              -------------------
                                                                1999       2000
                                                              --------   --------
                                                                (IN THOUSANDS)
Accounts payable............................................  $ 6,203    $ 9,067
Accrued expenses............................................   11,872     19,195
                                                              -------    -------
Accounts payable and accrued expenses, net..................  $18,075    $28,262
                                                              =======    =======

8. INCOME TAXES

    Loss before income taxes and minority interest and the (benefit from)/provision for taxes on loss consisted of the following:

                                                           YEAR ENDED DECEMBER 31,
                                                      ---------------------------------
                                                        1998        1999        2000
                                                      ---------   ---------   ---------
                                                               (IN THOUSANDS)
Loss before income taxes and minority interest:
  Domestic..........................................  $  (3,761)  $ (11,983)  $ (12,135)
  International.....................................        349        (701)     (5,320)
                                                      ---------   ---------   ---------
                                                      $  (3,412)  $ (12,684)  $ (17,455)
                                                      =========   =========   =========
(Benefit from)/provision for taxes on loss:
  Current--
    Federal.........................................  $     161   $    (205)  $   3,684
    State and local.................................        105         (49)      1,205
    International...................................        122         213         557
  Deferred--
    Federal.........................................       (972)     (2,283)     (2,796)
    State and local.................................       (629)       (714)     (1,087)
    International...................................         --          --      (2,310)
    Valuation Allowance.............................         --       3,284      (2,022)
                                                      ---------   ---------   ---------
                                                      $  (1,213)  $     246   $  (2,769)
                                                      =========   =========   =========

                        AGENCY.COM LTD. AND SUBSIDIARIES

8. INCOME TAXES (CONTINUED)
    A reconciliation of the difference between the statutory U.S. Federal Income Tax and the Company's tax (benefit)/provision is as follows:

                                                            YEAR ENDED DECEMBER 31,
                                                         ------------------------------
                                                           1998       1999       2000
                                                         --------   --------   --------
                                                                 (IN THOUSANDS)
Statutory federal income taxes (benefit)...............  $ (1,194)  $ (4,439)  $ (6,109)
State and local taxes on income, net of federal
  income tax benefit...................................      (340)        33         13
Goodwill amortization..................................       286      1,272      4,979
Nondeductible expense..................................        30         96        184
International operations...............................        --         --        109
Other..................................................         5         --         77
Valuation allowance....................................        --      3,284     (2,022)
                                                         --------   --------   --------
(Benefit from)/provision for income taxes..............  $ (1,213)  $    246   $ (2,769)
                                                         ========   ========   ========

    The tax effects of temporary differences that give rise to a significant portion of the deferred income taxes are as follows:

                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                              -------------------
                                                                1999       2000
                                                              --------   --------
Current deferred income tax assets (liabilities) net:
  Cash to accrual adjustments...............................  $  (182)   $ (1,044)
  Restructure charges/write-offs............................       --       2,965
  Allowance for doubtful accounts and other non-deductible
    accruals................................................      611         793
  Goodwill amortization.....................................       --       1,005
  Other.....................................................       --          45
Noncurrent deferred tax asset (liabilities), net:
  Cash to accrual adjustments...............................     (364)     (2,083)
  Net operating loss........................................    3,284       5,160
  Other.....................................................       --        (263)
  Valuation allowance.......................................   (3,284)     (1,262)
                                                              -------    --------
    Total deferred income taxes, net........................  $    65    $  5,316
                                                              =======    ========

    Deferred income taxes are provided for the temporary difference between the financial reporting basis and tax basis of the Company's assets and liabilities. Deferred tax assets result principally from recording certain expenses in the financial statements, which are not currently deductible for tax purposes, and differences between the tax and book basis of assets and liabilities recorded in connection with the acquisitions. Deferred tax liabilities result principally from expenses which are currently deductible for tax purposes, but have not yet been expensed in the financial statements.

    Certain of the Company's international subsidiaries generated tax loss carryforwards for local tax purposes during the year. These losses expire at various dates over the next several years. A valuation

                        AGENCY.COM LTD. AND SUBSIDIARIES

8. INCOME TAXES (CONTINUED)
allowance has been provided against the deferred tax assets relating to certain of these tax loss carryforwards.

9. STOCKHOLDERS' EQUITY

COMMON SHARES

    In August 1999, the certificate of incorporation was amended to increase the number of authorized shares of common stock, $0.001 par value, to 200,000,000.

INITIAL PUBLIC OFFERING

    On December 13, 1999, the Company closed its initial public offering (the "Offering") and sold an aggregate of 6,785,000 shares (including 88,000 shares subject to the underwriters' overallotment option) of the Company's common stock to the public. All of the shares of common stock sold in the Offering were sold by the Company. Net proceeds to the Company were approximately $157.6 million, after deducting underwriting discounts and commissions and expenses payable by the Company in connection with the Offering. The Company used a portion of the net proceeds from the Offering to repay all outstanding amounts owed by the Company to Omnicom under the lines of credit provided by Omnicom.

STOCK SPLITS

    On July 15, 1998, the Board of Directors authorized a 1.8 for 1 stock split of the Company's common stock. In June 1999, the Board of Directors authorized a 2 for 1 stock split of the Company's common stock. All share and per-share amounts in the accompanying consolidated financial statements and footnotes have been restated to give effect to these stock splits.

STOCK OPTIONS

    A summary of stock option activity for the 1996 Plan and 1997 Plan is as follows:

                                                  1996 PLAN                   1997 PLAN
                                          -------------------------   -------------------------
                                                        WEIGHTED                    WEIGHTED
                                                        AVERAGE                     AVERAGE
                                           SHARES    EXERCISE PRICE    SHARES    EXERCISE PRICE
                                          --------   --------------   --------   --------------
Balance at January 1, 1998..............   309,888        $0.96        332,730        $1.12
Granted.................................    96,030         1.12        148,560         1.12
Exercised...............................        --           --             --           --
Canceled................................   (92,520)        0.99        (20,000)        1.12
                                          --------        -----       --------        -----
Balance at December 31, 1998............   313,398         1.00        461,290         1.12
Granted.................................        --           --         50,846         1.23
Exercised...............................  (175,710)        1.01       (144,594)        1.23
Canceled................................    (9,270)        1.12             --           --
Transferred to the 1999 Plan............  (128,418)        0.97       (367,542)        1.13
                                          --------        -----       --------        -----
Balance at December 31, 1999............        --        $  --             --        $  --
                                          ========        =====       ========        =====

                        AGENCY.COM LTD. AND SUBSIDIARIES

9. STOCKHOLDERS' EQUITY (CONTINUED)

AGENCY.COM 1999 PLAN

    On February 22, 1999, the Company's Board of Directors adopted and the Company's shareholders approved the 1999 Stock Option/Stock Issuance Plan (the "1999 Plan"). The 1999 Plan is divided into the following three separate equity programs:

    a) Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of common stock.

    b) Stock Issuance Programs under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of common stock directly, either through the immediate purchase of such shares or as a bonus for services rendered.

    c) Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive options at periodic intervals to purchase shares of common stock.

    The AGENCY.COM 1999 Plan is the successor program to the 1996 Plan and 1997 Plan. All outstanding options under the 1996 Plan and 1997 Plan were transferred to the AGENCY.COM 1999 Plan. The transferred options will continue to be governed by their existing terms. Except as otherwise noted, the transferred options have substantially the same terms as those for grants to be made under the discretionary option grant program of the AGENCY.COM 1999 Plan.

    9,676,178 shares of the Company's common stock have been authorized for issuance under the AGENCY.COM 1999 Plan, as amended. This share reserve consists of the number of shares carried over from the 1996 and 1997 Plans plus an additional increase of 8,478,266 shares. The share reserve will automatically increase on the first trading day in January each year, by an amount equal to 3% of the total number of shares of common stock outstanding on the last trading day of the prior year, but in no event will this annual increase exceed 1,500,000 shares. As such, the share reserve was increased on the first day of trading in January 2000 by 1,045,489 shares which resulted in a total of 10,721,667 shares authorized for issuance. In addition, no participant in the AGENCY.COM 1999 Plan may be granted stock options, separately exercisable stock appreciation rights or direct stock issuances for more than 1,100,000 shares of common stock in total in any calendar year. Of the 9,676,178 and 10,721,667 shares authorized for issuance, 5,446,663 and 2,728,007 remained available for issuance at December 31, 1999 and 2000, respectively.

I-TRAFFIC 1999 PLAN

    In July 1999, I-traffic adopted the I-traffic 1999 Stock Incentive Plan (the "I-traffic 1999 Plan") under which I-traffic issued awards including shares, incentive stock or non-qualified stock options. The awards, other than incentive stock options, were granted to the I-traffic's directors, employees and consultants by I-traffic. Incentive stock options were only granted to employees of I-traffic. The maximum aggregate number of shares, which could have been issued pursuant to all awards, was 200,000.

    In accordance with the I-traffic 1999 Plan, all outstanding awards issued became fully vested and exercisable upon the acquisition of I-traffic by the Company. Upon the acquisition of I-traffic by AGENCY.COM, all options under the I-traffic 1999 Plan converted to options to acquire AGENCY.COM shares.

                        AGENCY.COM LTD. AND SUBSIDIARIES

9. STOCKHOLDERS' EQUITY (CONTINUED)
ISI 1996 PLAN

    The Interactive Solutions Incorporated 1996 Stock Option and Incentive Plan (the "ISI 1996 Plan"), provided for the granting of stock options to its employees. Pursuant to the ISI 1996 Plan, an aggregate of 500,000 shares of common stock was reserved for issuance. Under the ISI 1996 Plan, the optionees received from ISI options to purchase shares in ISI. Upon acquisition of ISI by AGENCY.COM, all options that were issued by ISI were under the ISI 1996 Plan were converted to options to acquire AGENCY.COM shares.

QUADRIS 1998 PLAN

    Quadris had a 1998 Stock Option and Incentive Plan (the "Quadris 1998 Plan"), that provided for the granting of 1,500,000 of options to employees of Quadris. These options which were granted by Quadris gave the optionee the right to purchase common stock of Quadris. Upon the acquisition of Interactive Solutions by AGENCY.COM, all options under the Quadris 1998 Plan converted to options to acquire AGENCY.COM shares.

    A summary of stock option activity for the AGENCY.COM 1999 Plan, the Quadris 1998 Plan, the ISI 1996 Plan and the I-traffic 1999 Plan discussed above is as follows:

                                                                                   ALL ACTIVE PLANS
                                                                                ----------------------
                                                                                              WEIGHTED
                                                                                              AVERAGE
                              AGENCY.COM     QUADRIS       ISI      I-TRAFFIC                 EXERCISE
                                SHARES       SHARES      SHARES      SHARES       SHARES       PRICE
                             ------------   ---------   ---------   ---------   -----------   --------
Balance at December 31,
  1998.....................           --      745,730     657,082         --      1,402,812    $ 0.79
Granted....................    4,604,283        3,518       5,326    161,499      4,774,626      6.24
Exercised..................       (9,300)    (131,715)   (175,179)    (1,970)      (318,164)     5.23
Canceled...................     (374,768)     (15,599)    (16,713)        --       (407,080)     5.88
Transferred from the 1996
  and 1997 Plans...........      495,960           --          --         --        495,960      1.09
                             -----------    ---------   ---------   --------    -----------    ------
Balance at December 31,
  1999.....................    4,716,175      601,934     470,516    159,529      5,948,154    $ 4.75
Granted....................    4,987,756           --          --         --      4,987,756     21.86
Exercised..................     (179,966)    (118,815)   (369,700)   (69,890)      (738,371)     1.51
Canceled...................   (1,223,611)      (8,177)     (3,108)    (5,762)    (1,240,658)    20.05
                             -----------    ---------   ---------   --------    -----------    ------
Balance at December 31,
  2000.....................    8,300,354      474,942      97,708     83,877      8,956,881    $12.50
                             ===========    =========   =========   ========    ===========    ======

                        AGENCY.COM LTD. AND SUBSIDIARIES

9. STOCKHOLDERS' EQUITY (CONTINUED)
    The following table summarizes information on stock options outstanding and exercisable under the AGENCY.COM 1999 Plan, the Quadris 1998 Plan, the ISI 1996 Plan and the I-traffic 1999 Plan at December 31, 2000:

                                            OPTIONS OUTSTANDING             OPTIONS EXERCISABLE
                                     ----------------------------------   -----------------------
                                                 WEIGHTED     WEIGHTED                 WEIGHTED
                                                  AVERAGE     AVERAGE                   AVERAGE
                                                 REMAINING    EXERCISE                 EXERCISE
EXERCISE PRICE RANGE                  NUMBER       LIFE        PRICE       NUMBER        PRICE
--------------------                 ---------   ---------   ----------   ---------   -----------
$ 0.41-$ 0.45......................    474,942      8.0        $ 0.42       240,608     $ 0.43
$ 0.86-$ 1.23......................  2,433,253      7.8        $ 1.20     1,183,021     $ 1.18
$ 2.51-$ 3.41......................    192,397      8.3        $ 3.00       171,062     $ 2.97
$ 3.88-$ 5.80......................    226,795      8.4        $ 4.07       136,755     $ 4.08
$ 5.81-$ 8.63......................  1,281,044      8.9        $ 7.81       419,213     $ 8.20
$ 8.75-$13.13......................    348,833      9.3        $10.52        52,890     $ 9.45
$13.56-$20.31......................  1,205,720      9.5        $17.65           450     $19.55
$20.38-$29.25......................  2,563,161      9.0        $24.71       324,950     $26.07
$30.88-$44.00......................    182,736      7.6        $35.91        52,400     $32.51
$51.00-$51.00......................     48,000      9.0        $51.00        15,984     $51.00
                                     ---------      ---        ------     ---------     ------
$ 0.41-$51.00......................  8,956,881      8.6        $12.50     2,597,333     $ 6.74
                                     =========      ===        ======     =========     ======

    The Company accounts for the stock option plans in accordance with APB
No. 25, under which no compensation cost has been recognized for stock options granted with an exercise price at or above the prevailing market price on the date of grant. Had compensation for the stock option plans been determined consistent with the provisions of SFAS No. 123, the effect on the Company's net
(loss) and basic and diluted net (loss) per common share would have been the following:

                                                               YEAR ENDED DECEMBER 31,
                                                              -------------------------
                                                                 1999          2000
                                                              -----------   -----------
                                                              (IN THOUSANDS EXCEPT PER
                                                                     SHARE DATA)
Net loss, as reported.......................................   $ (12,879)    $ (14,686)
Net loss, pro forma.........................................     (17,754)      (34,819)
Basic and diluted loss per share, as reported...............       (0.53)        (0.41)
Basic and diluted loss per share, pro forma.................       (0.72)        (0.98)

    The fair value of each option grant has been estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

                                                            YEAR ENDED DECEMBER 31,
                                                          ---------------------------
                                                              1999           2000
                                                          ------------   ------------
Expected option lives...................................      5 years        4 years
Risk-free interest rates................................  5.00%-6.69%    4.88%-6.55%
Expected volatility.....................................       73.00%         93.00%
Dividend yield..........................................           0%             0%
Fair value..............................................  $1.23-$26.00   $3.00-$42.25

                        AGENCY.COM LTD. AND SUBSIDIARIES

10. GEOGRAPHIC REPORTING

    The Company began operations outside of the United States during 1997. A summary of the Company's operations by geographical area as of December 31, 1998, 1999 and 2000 and for the years ended is presented below:

                                            UNITED STATES   INTERNATIONAL   CONSOLIDATED
                                            -------------   -------------   ------------
                                                           (IN THOUSANDS)
As of and for the year ended December 31,
  1998:
  Revenues................................    $ 18,936        $  7,516        $ 26,452
(Loss)/income from operations.............      (3,158)            106          (3,052)
  Net loss................................      (2,326)           (155)         (2,481)
  Long-lived assets.......................      11,646             397          12,043
  Current assets..........................       6,460           1,648           8,108
  Investments and other assets............       1,945               5           1,950
As of and for the year ended December 31,
  1999:
  Revenues................................    $ 68,541        $ 19,245        $ 87,786
  (Loss)/income from operations...........      (9,387)           (441)         (9,822)
  Net loss................................     (12,417)           (462)        (12,879)
  Long-lived assets.......................     102,337           1,461         103,798
  Current assets..........................     111,296           8,684         119,980
  Investments and other assets............       1,749             817           2,566
As of and for the year ended December 31,
  2000:
  Revenues................................    $154,404        $ 47,686        $202,090
  Loss from operations....................     (15,550)         (5,152)        (20,702)
  Net loss................................      (8,808)         (5,878)        (14,686)
  Long-lived assets.......................     118,583           2,364         120,946
  Current assets..........................     120,789           4,623         125,412
  Investments and other assets............       3,656             566           4,222

11. COMMITMENTS AND CONTINGENCIES

    OPERATING LEASES

    As of December 31, 1999 and 2000, respectively, the Company was committed under operating leases, principally for office space and equipment, expiring through 2014. Certain leases are subject to rent reviews and require payment of expenses under immaterial escalation clauses. Rent expense was approximately $0.7 million, $4.7 million and $9.6 million, respectively, for the three years ended

                        AGENCY.COM LTD. AND SUBSIDIARIES

11. COMMITMENTS AND CONTINGENCIES (CONTINUED)
December 31, 2000. Future minimum base rents under terms of noncancellable operating leases are as follows:

                                               OPERATING                       FUTURE
                                                 LEASE         SUBLEASE       MINIMUM
YEAR ENDING DECEMBER 31                         PAYMENTS        INCOME        PAYMENTS
-----------------------                       ------------   ------------   ------------
2001........................................  $ 14,439,726   $   (531,192)  $ 13,908,534
2002........................................    14,665,410       (419,040)    14,246,370
2003........................................    14,599,599       (362,964)    14,236,635
2004........................................    12,552,868       (362,964)    12,189,904
2005........................................    11,833,271             --     11,833,271
Thereafter..................................    63,436,919             --     63,436,919
                                              ------------   ------------   ------------
  Total.....................................  $131,527,793   $ (1,676,160)  $129,851,633
                                              ============   ============   ============

    EMPLOYMENT AGREEMENTS

    The Company has employment agreements and arrangements with its executive officers and certain management personnel. The agreements generally continue until terminated by the executive or the Company, and provide for severance payments under certain circumstances. The majority of the agreements and arrangements provide the employees with certain additional rights after a change of control (as defined) of the Company occurs. As of December 31, 2000, if all of the employees under contract were to be terminated by the Company without good cause (as defined) under these contracts, the Company's liability would be approximately $3.8 million.

    Future minimum compensation for the Company's employment agreements are as follows:

YEAR ENDING DECEMBER 31,
------------------------
2001........................................................  $1,740,000
2002........................................................   1,245,000
2003........................................................     586,000
2004........................................................     136,000
2005........................................................      60,000

    LITIGATION

    The Company, from time to time, becomes involved in various routine legal proceedings in the ordinary course of its business. The Company believes that the outcome of all pending legal proceedings and unasserted claims in the aggregate will not have a material adverse effect on its consolidated results of operations, consolidated financial position or liquidity.

12. CAPITAL LEASE OBLIGATIONS

    At December 31, 2000 the Company was committed under capital leases, principally for computer equipment and office equipment, expiring through 2004. The assets and liabilities under the capital leases are recorded at the lower of the present value of minimum lease payments or the fair market value of the assets. The assets are depreciated over their estimated useful lives. The average interest rate on the capital leases is 5.6%.

                        AGENCY.COM LTD. AND SUBSIDIARIES

12. CAPITAL LEASE OBLIGATIONS (CONTINUED)
    Future minimum payments under the lease agreements are as follows:

YEAR ENDING DECEMBER 31
-----------------------
2001........................................................  $ 2,357,282
2002........................................................    1,549,640
2003........................................................      826,514
2004........................................................      671,584
2005........................................................       14,667
                                                              -----------
  Total minimum lease payments..............................    5,419,687
Less--Amounts representing interest.........................     (553,571)
Less--Current portion.......................................   (2,116,582)
                                                              -----------
  Present value of net minimum lease payments...............  $ 2,749,534
                                                              ===========

13. EMPLOYEE BENEFIT PLAN

    The Company has a defined contribution plan ("the Plan") covering all of its eligible employees in the U.S. The Plan was effective from January 1, 1996 and is qualified under Section 401(k) of the Internal Revenue Code. Employees may begin participation on monthly enrollment dates provided that they have reached 21 years of age and 6 months of service. The Company may make matching and/or profit sharing contributions to the plan at its discretion. Contribution expense was approximately $45,000, $0.7 million and $1.2 million, for the three years ended December 31, 2000.

14. RESTRUCTURING AND OTHER COSTS

    In December 2000, the Company reorganized its operations through a restructuring plan in order to more properly align its capacity with the changing demand environment for Internet services. The restructuring plan included the closure of the Vail, Colorado office and other selected company-wide staff reductions. Overall, the Company reduced its workforce by approximately 190 employees, 130 of which were billable consultants. In connection with the reorganization, the Company took a charge in the fourth quarter of 2000 of approximately $12.9 million, all of which is included in general and administrative expenses. Unpaid amounts of $11.1 million are included in accrued restructuring charges as of December 31, 2000.

    The restructuring charges consists of the following:

                                                 TOTAL EXPENSE   COST PAYMENT   ACCRUAL LEFT
                                                 -------------   ------------   ------------
Severance......................................   $ 3,768,000      $413,000     $ 3,355,000
Office Closure.................................     3,665,000        16,000       3,649,000
Abandonment of fixed assets....................     3,620,000        11,000       3,609,000
Other Restructuring costs......................       516,000        43,000         473,000
                                                  -----------      --------     -----------
  Total Restructuring costs....................   $11,569,000      $483,000     $11,086,000
                                                  ===========      ========     ===========
Other costs....................................   $ 1,376,000
                                                  ===========
  Total Restructuring and other costs..........   $12,945,000
                                                  ===========

    Included in other costs is a one time write-off of leasehold improvements associated with the Company's decision to terminate one of its leases.

SCHEDULE II

                        AGENCY.COM LTD. AND SUBSIDIARIES
                 SCHEDULE OF VALUATION AND QUALIFYING ACCOUNTS
                                 (IN THOUSANDS)

                                    BALANCE
                                      AT         CHARGED      CHARGED
                                   BEGINNING   TO COSTS AND   TO OTHER                BALANCE AT
                                    OF YEAR      EXPENSES     ACCOUNTS   DEDUCTIONS   END OF YEAR
                                   ---------   ------------   --------   ----------   -----------
For the fiscal year ended
  December 31, 2000:
  Allowance for doubtful
    accounts.....................   $5,164        $  (20)      $   --      $   --       $5,144
                                    ------        ------       ------      ------       ------
For the fiscal year ended
  December 31, 1999:
  Allowance for doubtful
    accounts.....................   $  826        $1,244       $3,094      $   --       $5,164
                                    ------        ------       ------      ------       ------
For the fiscal year ended
  December 31, 1998:
  Allowance for doubtful
    accounts.....................   $   43        $  785       $   --      $    2       $  826
                                    ------        ------       ------      ------       ------

                        AGENCY.COM LTD. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                              DECEMBER 31,     JUNE 30,
                                                                  2000           2001
                                                              -------------   -----------
                                                                (AUDITED)     (UNAUDITED)
                                         ASSETS
Current Assets:
Cash and cash equivalents...................................    $ 70,659       $ 53,135
Certificates of deposit.....................................       4,883          5,014
Accounts receivable, net of allowances of $5,144 and $5,347,
  respectively..............................................      32,669         18,262
Unbilled charges............................................       7,173          6,988
Prepaid expenses and other current assets...................       1,842          3,334
Other receivables...........................................       5,157            835
Due from related parties....................................       3,029          4,278
                                                                --------       --------
  Total current assets......................................     125,412         91,846
Property and equipment, net of accumulated depreciation and
  amortization of $14,726 and $17,358, respectively.........      28,300         29,565
Intangibles, net of accumulated amortization of $26,179 and
  $34,973, respectively.....................................      88,161         80,626
Deferred tax assets.........................................       8,705         12,687
Investments and other assets................................       4,222          5,746
                                                                --------       --------
  Total assets..............................................    $254,800       $220,470
                                                                ========       ========

                          LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable and accrued expenses.......................    $ 28,262       $ 27,740
Accrued restructuring costs.................................      11,086         25,703
Income taxes payable........................................       1,472          2,444
Deferred revenue............................................      10,757         13,509
Current portion of capital lease obligations................       2,117          3,095
                                                                --------       --------
  Total current liabilities.................................      53,694         72,491
                                                                --------       --------
Long-Term Liabilities:
Deferred tax liabilities....................................       3,389          2,959
Capital lease obligations...................................       2,750          3,880
Deferred rent...............................................       2,993          4,180
Other long-term liabilities.................................         460            660
                                                                --------       --------
  Total long-term liabilities...............................       9,592         11,679
                                                                --------       --------
  Total liabilities.........................................      63,286         84,170
                                                                --------       --------
Commitments and Contingencies
Stockholders' Equity:
Preferred stock, $0.001 par value 10,000,000 shares
  authorized; none issued or outstanding as of December 31,
  2000 and June 30, 2001, respectively......................          --             --
Common stock, $0.001 par value, 200,000,000 shares
  authorized; 38,260,067 and 38,870,777 shares issued and
  outstanding at December 31, 2000 and June 30, 2001,
  respectively..............................................          38             39
Treasury stock, 150,000 shares at cost......................        (882)          (882)
Additional paid-in capital..................................     220,724        223,002
Accumulated deficit.........................................     (28,410)       (85,734)
Accumulative other comprehensive income (loss)..............          44           (125)
                                                                --------       --------
  Total stockholders' equity................................     191,514        136,300
                                                                --------       --------
  Total liabilities and stockholders' equity................    $254,800       $220,470
                                                                ========       ========

   The accompanying notes are an integral part of these consolidated balance sheets.

                        AGENCY.COM LTD. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                               SIX MONTHS ENDED JUNE 30,
                                                              ---------------------------
                                                                  2000           2001
                                                              ------------   ------------
                                                                      (UNAUDITED)
Revenues....................................................  $    88,732    $    66,847
Direct salaries and costs...................................       44,490         44,040
                                                              -----------    -----------
  Gross profit..............................................       44,242         22,807
General and administrative..................................       32,431         62,633
Sales and marketing.........................................        5,525          7,301
Depreciation and amortization...............................        3,272          4,046
Amortization of intangibles.................................        8,408          8,793
Non-cash compensation.......................................        1,546            831
                                                              -----------    -----------
  Loss from operations......................................       (6,940)       (60,797)
Interest income, net........................................        1,772            819
                                                              -----------    -----------
  Loss before income taxes..................................       (5,168)       (59,978)
Provision for (benefit from) income taxes...................          350         (2,654)
                                                              -----------    -----------
  Net loss..................................................  $    (5,518)   $   (57,324)
                                                              ===========    ===========
Per share information:
  Net loss per common share
    Basic and diluted.......................................  $     (0.16)   $     (1.48)
                                                              ===========    ===========
  Weighted average common shares used in computing per share amounts:
    Basic and diluted.......................................   35,161,147     38,666,868
                                                              ===========    ===========

 The accompanying notes are an integral part of these consolidated statements.

                        AGENCY.COM LTD. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                                               SIX MONTHS ENDED
                                                                   JUNE 30,
                                                              -------------------
                                                                2000       2001
                                                              --------   --------
                                                                  (UNAUDITED)
Cash Flows from Operating Activities:
Net loss....................................................  $ (5,518)  $(57,324)
Adjustments to reconcile loss to net cash used in operating
  activities-
  Allowance for doubtful accounts...........................     2,687        203
  Depreciation and amortization.............................    11,680     12,839
  Deferred income taxes.....................................        13     (4,412)
  Deferred rent.............................................     1,439      1,187
  Non-cash compensation expense.............................     1,546        832
Changes in operating assets and liabilities:
  Accounts receivable.......................................   (16,429)    14,204
  Unbilled charges..........................................    (3,867)       185
  Prepaid expenses and other current assets.................        92     (1,492)
  Other receivables.........................................        --      4,322
  Due to/from related parties...............................     1,334     (1,249)
  Other assets..............................................        --        292
  Accounts payable and accrued expenses.....................     1,601       (522)
  Accrued restructuring costs...............................        --     18,145
  Income taxes payable......................................       250        972
  Deferred revenue..........................................       466      2,752
  Other long-term liabilities...............................       413        200
                                                              --------   --------
Net cash used in operating activities.......................    (4,293)    (8,866)
                                                              --------   --------
Cash Flows from Investing Activities:
  Capital expenditures......................................    (4,819)    (5,100)
  Acquisitions, net of cash acquired........................   (10,811)       (98)
  Purchase of certificates of deposit.......................        --       (131)
  Investment in affiliate...................................       777     (1,817)
                                                              --------   --------
Net cash used in investing activities.......................   (14,853)    (7,146)
                                                              --------   --------
Cash Flows from Financing Activities:
  Registration costs........................................      (314)        --
  Payments under capital lease obligations..................      (951)    (1,629)
  Proceeds from employee stock purchase plan................     2,567        224
  Proceeds from exercise of stock options...................       607         62
                                                              --------   --------
Net cash provided by (used in) financing activities.........     1,909     (1,343)
                                                              --------   --------
Effect of Exchange Rate on Cash and Cash Equivalents........       226       (169)
                                                              --------   --------
Net decrease in Cash and Cash Equivalents...................   (17,011)   (17,524)
Cash and Cash Equivalents, beginning of period..............    85,035     70,659
                                                              --------   --------
Cash and Cash Equivalents, end of period....................  $ 68,024   $ 53,135
                                                              ========   ========
Supplemental Disclosures of Cash Flow Information:
Income taxes paid...........................................  $    337   $    667
                                                              ========   ========
Interest paid...............................................  $     81   $    263
                                                              ========   ========
Supplemental Disclosure of Non-cash Investing Activities:
Equipment acquired under capital leases.....................  $    796   $  3,738
                                                              ========   ========
Retirement of fixed assets..................................  $    869   $  3,401
                                                              ========   ========
Supplemental Disclosure of Non-cash Financing Activities:
Common stock issued for acquisitions........................  $  7,282   $  1,161
                                                              ========   ========

 The accompanying notes are an integral part of these consolidated statements.

                        AGENCY.COM LTD. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BUSINESS

    AGENCY.COM Ltd. and its subsidiaries (collectively the "Company" or "AGENCY.COM") is an international Internet, interactive television, and mobile business professional services firm. The Company provides clients with an integrated set of strategy, creative, and technology services that takes them from concept to launch and operation of their interactive businesses. The Company's services include: advising, consulting, and planning on the strategic implications of interactive technologies for a company's business; designing creative, content, interface, and information architecture elements of Internet-related resources such as Web sites; programming, technical architecture development and systems integration to implement complex information technology systems such as electronic commerce platforms; and planning and executing online marketing strategies that build audiences and develop brand awareness. In order to serve its global clients, AGENCY.COM currently has offices in New York; Atlanta; Chicago; Dallas; Portland, Oregon; San Francisco; Boston, Massachusetts; Woodbridge, New Jersey; London; Paris; Amsterdam and Copenhagen. AGENCY.COM also has minority investments in companies in Singapore, Korea, Australia, and Miami, Florida.

    PRINCIPLES OF CONSOLIDATION

    The accompanying unaudited Consolidated Financial Statements of the Company have been prepared pursuant to the rules of the Securities and Exchange Commission (the "SEC"). Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. These unaudited consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto included in the Company's Form 10-K, (File No. 0-28293). In the opinion of management, the accompanying unaudited consolidated financial statements reflect all adjustments, which are of a normal recurring nature, necessary for a fair presentation of the results for the periods presented.

    The results of operations presented for the three months and six months ended June 30, 2000 and 2001, are not necessarily indicative of the results to be expected for any other interim period or any future fiscal year.

    REVENUE RECOGNITION

    Revenues are recognized for time and materials projects as services are provided. Revenues from fixed-fee contracts are recognized as services are provided upon the achievement of specified milestones. Revenue is recognized on partially completed milestones in proportion to the costs incurred for that milestone and only to the extent that an irrevocable right to the revenue exists. Costs incurred under fixed-fee contracts are recognized as incurred which generally is in the same period that revenue is recorded. Revenues are recorded on partially completed contracts to the extent that an irrevocable right to the revenue exists under each client contract. Revenue under retainer agreements is recognized in the month of service once the Company performs services under agreements with clients and obtains the irrevocable right to the fee earned, provided that collectibility is reasonably assured. Revenue is only recognized when persuasive evidence of an arrangement exists, services have been rendered, the fees are fixed or determinable and collectibility is reasonably assured. Unbilled charges consists of billable time of employees, third party production costs and other client reimbursable expenses which includes out-of-pocket expenses for travel and entertainment expenses and hardware and software costs. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses

                        AGENCY.COM LTD. AND SUBSIDIARIES

1. BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) are probable. Amounts billed, which are not yet earned, are classified as deferred revenue in the accompanying consolidated balance sheets. The Company records its hardware and software costs and advertising purchases on a net basis in its income statement in accordance with EITF 99-19. The Company does not assume any credit risk for its advertising purchases or hardware and software costs as the Company acts as an agent for these costs on behalf of our clients.

    RECLASSIFICATIONS

    Certain reclassifications have been made to the prior year's Consolidated Financial Statements to conform to current year presentation.

2. NET LOSS PER COMMON SHARE

    The Company computes net income (loss) per common share in accordance with the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standard ("SFAS") No. 128, "Earnings Per Share". Under the provisions of SFAS No. 128, basic net income (loss) per common share ("Basic EPS") is computed by dividing net income (loss) by the weighted average number of common shares outstanding. Diluted net income (loss) per common share ("Diluted EPS") is computed by dividing net income (loss) by the weighted average number of common shares and dilutive common share equivalents then outstanding.
SFAS No. 128 requires the presentation of both Basic EPS and Diluted EPS on the face of the consolidated statements of operations.

    Basic and Diluted EPS are the same for the six months ended June 30, 2000 and 2001, as Diluted EPS does not include the impact of stock options and warrants then outstanding, as the effect of their inclusion would be antidilutive.

3. COMPREHENSIVE LOSS

    The Company adheres to the provisions of SFAS No. 130, "Reporting Comprehensive Income," which establishes standards for reporting and displaying comprehensive income (loss) and its components in a financial statement that is displayed with the same prominence as other financial statements.

    The components of comprehensive loss are as follows:

                                                            SIX MONTHS ENDED
                                                                JUNE 30,
                                                           -------------------
                                                             2000       2001
                                                           --------   --------
Net Loss.................................................  $(5,518)   $(57,324)
Foreign currency translation adjustment..................      225        (169)
                                                           -------    --------
                                                           $(5,293)   $(57,493)
                                                           =======    ========

4. RECENT ACCOUNTING PRONOUNCEMENTS

    In July 1999, the FASB approved SFAS No. 137 "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective date of FASB Statement No. 133". SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" establishes accounting and reporting standards requiring that every derivative instrument, including certain derivative instruments embedded in other contracts, be recorded in the balance sheet as either an asset or liability measured at its fair value. The statement also requires that changes in the derivative's fair value be recognized in earnings

                        AGENCY.COM LTD. AND SUBSIDIARIES

4. RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED) unless specific hedge accounting criteria are met. The adoption of SFAS No. 133 in 2001 did not have a material effect on the Company's Consolidated Financial Statements.

    In July 2001, the FASB issued SFAS No. 141 "Business Combinations" and
SFAS No. 142 "Goodwill and Other Intangible Assets". SFAS No. 141 requires all business combinations initiated after June 30, 2001 to be accounted for using the purchase method. Under SFAS No. 142, goodwill and intangible assets with indefinite lives are no longer amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Separable intangible assets that are not deemed to have indefinite lives will continue to be amortized over their useful lives (but with no maximum life). The amortization provisions of SFAS No. 142 apply to goodwill and intangible assets acquired after June 30, 2001. With respect to goodwill and intangible assets acquired prior to July 1, 2001, the Company is required to adopt SFAS No. 142 effective January 1, 2002. The Company is currently evaluating the effect that adoption of the provisions of SFAS No. 142 that are effective January 1, 2002 will have on its results of operations and financial position.

5. RESTRUCTURING AND OTHER COSTS

    In December 2000, the Company reorganized its operations through a restructuring plan in order to more properly align its capacity with the changing demand environment for interactive services. The restructuring plan included the closure of the Vail, Colorado office and other select company-wide staff reductions. Overall, the Company reduced its workforce by approximately 190 employees, approximately 130 of which were billable consultants. In connection with the reorganization, the Company took a charge in the fourth quarter of 2000 of approximately $12.9 million, all of which was included in general and administrative expenses. Unpaid amounts of $2.4 million are included in accrued restructuring costs as of June 30, 2001.

    The December 2000 restructuring charges consisted of the following (in thousands):

                                        EXPENSE FOR YEAR ENDED     PAYMENTS AND        ACCRUAL AT
                                          DECEMBER 31, 2000      WRITEOFFS TO DATE   JUNE 30, 2001
                                        ----------------------   -----------------   --------------
Severance.............................         $ 3,768                $ 3,768            $   --
Office closure........................           3,665                  1,326             2,339
Abandonment of fixed assets...........           3,620                  3,620                --
Other restructuring costs.............             516                    480                36
                                               -------                -------            ------
Total restructuring costs.............          11,569                  9,194             2,375
Other costs...........................           1,376                  1,368                 8
                                               -------                -------            ------
Total restructuring and other costs...         $12,945                $10,562            $2,383
                                               =======                =======            ======

    In May 2001, the Company announced that it was further restructuring its operations to more properly align its capacity with the demand for interactive services. The Company's restructuring plan included the reduction of its global workforce by approximately 25%, or 320 employees, including approximately 240 billable consultants. In connection with the reorganization, the Company recorded a charge of approximately $28.3 million, all of which was included in general and administrative expenses. Unpaid amounts of $23.3 million are included in accrued restructuring costs in the liability section of the balance sheet.

                        AGENCY.COM LTD. AND SUBSIDIARIES

5. RESTRUCTURING AND OTHER COSTS (CONTINUED)
    The May 2001 restructuring charges consisted of the following (in thousands):

                                        EXPENSE FOR SIX MONTHS     PAYMENTS AND        ACCRUAL AT
                                         ENDED JUNE 30, 2001     WRITEOFFS TO DATE   JUNE 30, 2001
                                        ----------------------   -----------------   --------------
Severance.............................         $ 4,175                 $3,130            $ 1,045
Lease operating cost and estimated
  early lease termination costs.......          16,373                    822             17,540
Abandonment of Fixed Assets...........           3,468                    206              3,252
                                               -------                 ------            -------
Total restructuring costs.............          26,006                  4,169             21,837
Other costs...........................           2,255                    772              1,483
                                               -------                 ------            -------
Total restructuring and other costs...         $28,261                 $4,941            $23,320
                                               =======                 ======            =======

    Included in lease operating costs and estimated early lease termination costs is the cost associated with lease payments of leases that cannot be cancelled until term expiration net of the expected sublease benefit as well as the estimated cancellation fee for leases that may be cancelled based upon negotiation with the landlords. Other costs primarily consist of transaction costs associated with our going private transaction and employee settlement costs.

6. MERGER

    On May 14, 2001, subject to a number of conditions and government approvals, the Company's founders reached an agreement with Seneca Investments LLC ("Seneca"), an e-services holding company formed by Omnicom Group Inc. ("Omnicom") and Pegasus Partners II, LP, a private investment firm to sell their shares in the Company to Seneca for cash. Upon closing of the agreement, Seneca has indicated its stake in the Company would increase from approximately 45% (calculated by diluting for warrants but not options), which stake was recently transferred to it from Omnicom, to approximately 66% (calculated by diluting for warrants but not options) by acquiring the shares of the founders. The purchase price of the founders' shares would be paid in cash, with an initial payment upon the closing of the transaction being equal to approximately $0.94 per share, a potential second payment of up to $0.47 per share, and additional cash payments over time for the founders' shares in the form of an earn-out, based upon AGENCY.COM's profitability over a number of years ending December 31, 2006. It is expected that the founders would continue in their current management roles with the Company.

    On June 26, 2001, the Company entered into a merger agreement with Seneca and its wholly-owned subsidiary. Under this merger agreement, Seneca agreed to acquire the remaining publicly-held shares of the Company by means of a merger such that the Company would become a wholly-owned subsidiary of Seneca, and Seneca would become the sole stockholder of the Company. As a result of the merger, each outstanding share of the Company's common stock--other than those shares held by Seneca or any of its subsidiaries or affiliates, or those shares that certain directors and officers have agreed to sell to Seneca's subsidiary in the separately-negotiated transaction--will be converted into the right to receive $3.35 in cash, without interest and less any applicable withholding taxes. Adoption of the merger agreement and approval of the merger will require the affirmative vote of the holders of 66 2/3% in voting power of all outstanding shares of the Company's common stock that are not held by Seneca and its affiliates.

                        AGENCY.COM LTD. AND SUBSIDIARIES

7. COMMITMENTS AND CONTINGENCIES

    The Company is currently aware that five stockholder class actions alleging violations of the federal securities laws and seeking monetary damages have been filed in federal court in the Southern District of New York in June, July and August, 2001 against the Company, Messrs. Suh, Shannon, Dickson and Trush, and our principal underwriters in the Company's initial public offering, Goldman Sachs & Co., Hambrecht & Quist LLC and Salomon Smith Barney. These lawsuits allege that the underwriter defendants agreed to allocate stock in the Company's initial public offering to certain investors in exchange for excessive and undisclosed commissions and agreements by those investors to make additional purchases of stock in the aftermarket at pre-determined prices. They further allege that the prospectus and registration statement for the Company's initial public offering was false and misleading in violation of the securities laws because it did not disclose these arrangements. The Company and its current officers and directors intend to vigorously defend the actions.

    In addition, in May 2001, two stockholder class actions, with allegations principally regarding Seneca's initial proposal to acquire our outstanding shares for a price of $3.00 per share, were filed in Delaware state court against Seneca Investments, LLC, our largest stockholder ("Seneca"), AGENCY.COM and our directors. The actions allege breach of fiduciary duty with respect to Seneca's proposal on May 14, 2001 to acquire the remaining public shares of our common stock for a price of $3.00 per share.

    On June 26, 2001, counsel for the parties to this consolidated action entered into a memorandum of understanding setting forth an agreement in principle to settle the actions based on an increase by Seneca in the price proposed to be paid in connection with the proposed merger between the Company and Seneca. The proposed settlement class will consist of all stockholders (other than affiliates of defendants) who were security holders during the period from May 14, 2001, to and including the effective date of the merger, and successors-in-interest. In the memorandum of understanding, defendants acknowledged that the pendency and prosecution of the actions were a material factor in Seneca's determination to increase the consideration to be paid in the merger.

    Pursuant to the memorandum of understanding, in exchange for the increase in merger consideration, among other things, plaintiffs have agreed to seek a court order approving the settlement, dismissing the actions with prejudice and releasing all claims of the members of the plaintiff class against the defendants relating to the initial proposal by Seneca to acquire the Company's shares, Seneca's conduct, the conduct of the Company's board or the special committee and the separately-negotiated agreement by some or the Company's directors and officers to sell their shares to Seneca's subsidiary. All parties agreed in the memorandum of understanding that neither the memorandum of understanding nor the stipulation of settlement that it contemplates constitute an admission of the validity or infirmity of any claim against the defendants or of the liability of any defendant.

    The proposed settlement contemplated in the memorandum of understanding is subject to a number of conditions, including adoption of the merger agreement between the Company and Seneca by the requisite stockholder vote at the special meeting of the Company, which has yet to be scheduled, consummation of the merger, and final approval by the Delaware Court of Chancery. If the Court approves the proposed settlement, plaintiffs' counsel intends to apply to the Court for an award of fees and expenses.

    The Company, from time to time, becomes involved in various routine legal proceedings in the ordinary course of its business. The Company believes that the outcome of these pending legal proceedings and unasserted claims in the aggregate will not have a material adverse effect on its consolidated results of operations, consolidated financial position, or liquidity.

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

    This Agreement and Plan of Merger is made and entered into on June 26, 2001 (this "AGREEMENT"), among Seneca Investments LLC, a Delaware limited liability company ("PARENT"), E-Services Investments Agency Sub LLC, a Delaware limited liability company and a wholly owned Subsidiary of Parent ("MERGER SUB"), and AGENCY.COM Ltd., a Delaware corporation (the "COMPANY").

                                    RECITALS

    A. As of the date of this Agreement, Parent and Merger Sub beneficially own 19,928,278 shares of Common Stock, par value $.001 per share, of the Company (the "COMPANY SHARES") (assuming exercise of the Warrants), which Company Shares constitute 45.3% of the outstanding Company Shares (assuming exercise of the Warrants) (such Company Shares beneficially owned by Parent, the "PARENT SHARES"), and have entered into an agreement (as from time to time in effect, the "PURCHASE AGREEMENT", which term shall include any similar agreements entered into by other parties selling their Company Shares to the Parent or Merger Sub) to purchase an additional 8,966,715 Company Shares from certain stockholders of the Company, PROVIDED that the number of Company Shares subject to the Purchase Agreement may be increased or decreased after the date hereof;

    B. Parent has proposed that Parent acquire the remaining outstanding Company Shares on the terms and subject to the conditions of this Agreement;

    C. A special committee (the "SPECIAL COMMITTEE") of the Board of Directors of the Company (the "BOARD") (i) has determined that it is fair to the Company and its stockholders (excluding Parent) to consummate the merger of Merger Sub with and into the Company, with the Company being the surviving corporation (the "MERGER"), on the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the State of Delaware (the "DGCL") and the Delaware Limited Liability Company Act (the "DLLCA," and together with the DGCL, "DELAWARE LAW"), (ii) has determined that this Agreement and the Merger should be approved, and (iii) has resolved to recommend that the Board approve this Agreement and the Merger;

    D. The Board, in reliance on the foregoing determinations of the Special Committee, has (i) determined that it is fair to and in the best interests of the Company, its stockholders (excluding Parent) and its stockholders generally to consummate the Merger on the terms and subject to the conditions of this Agreement and in accordance with Delaware Law, (ii) approved and declared the advisability of this Agreement and the Merger, and (iii) resolved to recommend that the stockholders of the Company adopt this Agreement; and

    E. The Boards of Directors of Merger Sub and Parent have approved this Agreement.

    Now, therefore, the parties hereto agree as follows:

                                 I. THE MERGER

    1.1 THE MERGER. On the terms of this Agreement and subject to the conditions set forth in ARTICLE VII, and in accordance with Delaware Law, at the Effective Time, Merger Sub will be merged with and into the Company. As a result of the Merger, the separate existence of Merger Sub will cease and the Company will continue as the surviving corporation of the Merger (the "SURVIVING CORPORATION").

    1.2 EFFECTIVE TIME; CLOSING. As promptly as practicable and in no event later than the Business Day following the satisfaction or, if permissible, waiver of the conditions set forth in ARTICLE VII (or, if such conditions have been satisfied or waived prior to October 31, 2001, then as promptly as practicable after October 31, 2001) or such other date as may be agreed in writing by Parent and the Company ("AGREED"), the parties hereto will cause the Merger to be consummated by filing a certificate of merger (the "CERTIFICATE OF MERGER") with the Secretary of State of the State of Delaware, in such form as is required by, and executed in accordance with, the relevant provisions of Delaware Law. The term "EFFECTIVE TIME" means the date and time of the filing with, and the acceptance for filing by, the Secretary of State of the State of Delaware of the Certificate of Merger (or such later time as may be Agreed and specified in the Certificate of Merger). Immediately prior to the filing of the Certificate of Merger, a closing (the "CLOSING") will be held at the offices of Jones, Day, Reavis & Pogue, 599 Lexington Avenue, New York, New York (or such other place as may be Agreed).

    1.3 EFFECT OF THE MERGER. At the Effective Time, the effect of the Merger will be as provided in the applicable provisions of Delaware Law (including without limitation Sections 259, 260, 261 and 264 of the DGCL and
Section 18.209 of the DLLCA). Without limiting the generality of the foregoing, at the Effective Time, all of the property, rights, privileges, powers, franchises and interests of the Company and Merger Sub will vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of the Company and Merger Sub will become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

    1.4 CERTIFICATE OF INCORPORATION; BYLAWS. (a) At the Effective Time, the Certificate of Incorporation attached hereto as EXHIBIT A will be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by Law and such Certificate of Incorporation.

    (b) At the Effective Time, the Bylaws of Merger Sub attached hereto as EXHIBIT B will be the Bylaws of the Surviving Corporation until thereafter amended as provided by Law, the Certificate of Incorporation of the Surviving Corporation and such Bylaws.

    1.5 DIRECTORS AND OFFICERS. The individuals listed on EXHIBIT C under the heading "Directors" will remain or become, as applicable, the directors of the Surviving Corporation effective as of the Effective Time and will each hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation until the earlier of their resignation or removal or until their successors are duly elected or appointed and qualified. The officers of the Company immediately prior to the Effective Time will be the initial officers of the Surviving Corporation, and will each hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified.

             II. CONVERSION OF SECURITIES; EXCHANGE OF CERTIFICATES

    2.1 CONVERSION OF SECURITIES. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any of the following securities:

    (a) Each Company Share issued and outstanding immediately prior to the Effective Time (other than any Company Shares to be canceled pursuant to SECTION 2.1(B) and any Dissenting Shares) will be converted, subject to
SECTION 2.2, into the right to receive $3.35 in cash (the "MERGER CONSIDERATION"), without any interest thereon; at the Effective Time, each Company Share issued and outstanding immediately prior to the Effective Time converted in accordance with this Section 2.1(a) will no longer be outstanding and will automatically be canceled and retired and cease to exist, and each Certificate evidencing such Company Shares will evidence only the right to receive upon surrender cash in an amount equal to the product of (i) the number of Company Shares represented by such Certificate and (ii) the Merger Consideration, without any interest thereon;

    (b) Each Company Share or Warrant or other right to purchase Company Shares held in the treasury of the Company or owned, directly or indirectly, by any of the Company's wholly owned

Subsidiaries or by Parent or Merger Sub (which for purposes of this SECTION 2.1 will be deemed to include all Company Shares that Parent and Merger Sub have the right to acquire pursuant to the Purchase Agreement), in each case immediately prior to the Effective Time, will be canceled and extinguished without any conversion thereof and no payment or distribution will be made with respect thereto;

    (c) All of the membership interests of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into an aggregate of 100 validly issued, fully paid and nonassessable shares of common stock, par value $0.001 per share, of the Surviving Corporation, which shares shall constitute all of the issued capital stock of the Surviving Corporation immediately after the Effective Time; and

    (d) If between the date of this Agreement and the Effective Time, there is a reclassification, recapitalization, stock split, split-up, stock dividend, combination or exchange of shares with respect to, or rights issued in respect of, Company Shares, the Merger Consideration will be adjusted accordingly, without duplication, to reflect such reclassification, recapitalization, stock split, split-up, stock dividend, combination or exchange of shares in order to provide to the holders of Company Shares the same economic effect as contemplated by this Agreement prior to such event.

    2.2 PAYMENT FOR COMPANY COMMON STOCK. (a) PAYING AGENT. At or prior to the Closing, Parent will cause to be deposited with a bank or trust company designated by Parent and having a capital surplus of at least $1.0 billion (the "PAYING AGENT"), for the benefit of the holders of Company Shares to be converted in accordance with SECTION 2.1(A), for payment in accordance with this
ARTICLE II through the Paying Agent, immediately available funds in an aggregate amount necessary to make the payments pursuant to SECTION 2.1(A) (such funds, the "PAYMENT FUND").

    (b) PAYMENT PROCEDURES. Promptly after the Effective Time, but in no event later than five Business Days thereafter, Parent will cause the Paying Agent to mail to each holder of record of a certificate or certificates (other than certificates evidencing Company Shares to be canceled pursuant to SECTION 2.1(B) and any Dissenting Shares) that immediately prior to the Effective Time represented outstanding Company Shares (the "CERTIFICATES") (i) a letter of transmittal and (ii) instructions for use in effecting the surrender of the Certificates in exchange for payment therefor. Upon surrender to the Paying Agent of a Certificate for exchange and cancellation, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of record of each Certificate will be entitled to receive in respect thereof cash in an amount equal to the product of (i) the number of Company Shares represented by such Certificate and (ii) the Merger Consideration, without any interest thereon, and the Certificate so surrendered will forthwith be canceled. In the event of a transfer of ownership of Company Shares that is not registered in the transfer records of the Company, such payment may be issued to a transferee if the Certificate representing such Company Shares is presented to the Paying Agent, accompanied by all documents requested by Parent to evidence and effect such transfer and by evidence satisfactory to Parent that any applicable share transfer taxes have been paid.

    (c) TERMINATION OF PAYMENT FUND. Any portion of the Payment Fund that remains undistributed to the holders of Company Shares for 90 days after the Effective Time will be returned to Parent or the Surviving Corporation, as applicable, upon demand, and any holders of Company Shares that have not theretofore complied with this ARTICLE II will thereafter look only to Parent and the Surviving Corporation for payment of the Merger Consideration, without any interest thereon. Any portion of the Payment Fund remaining unclaimed by holders of Company Shares as of a date that is immediately prior to such time as such amounts would otherwise escheat to or become property of any Governmental Entity will, to the extent permitted by applicable Law, become the property of the Surviving Corporation free and clear of any claims or interest of any Person previously entitled thereto. Neither Parent nor the Surviving Corporation will be liable to any holder of Company Shares for any

Merger Consideration delivered to a public official pursuant to any abandoned property, escheat or similar Law.

    (d) WITHHOLDING RIGHTS. Each of the Surviving Corporation, Parent and the Paying Agent will be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Company Shares such amounts as is required to be deducted and withheld with respect to the making of such payment under the United States Internal Revenue Code of 1986, as amended, or any provision of state or local tax Law. To the extent that amounts are so withheld by the Surviving Corporation, Parent or the Paying Agent, as the case may be, such withheld amounts will be treated for all purposes of this Agreement as having been paid to the holder of the Company Shares in respect of which such deduction and withholding was made by the Surviving Corporation, Parent or the Paying Agent, as the case may be.

    (e) LOST CERTIFICATES. If any Certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will pay in exchange for such lost, stolen or destroyed Certificate, cash, in an amount equal to the product of (x) the number of Company Shares represented by such Certificate and (y) the Merger Consideration, without any interest thereon.

    2.3 STOCK TRANSFER BOOKS. At the Effective Time, the stock transfer books of the Company will be closed and there will be no further registration of transfers of Company Shares thereafter on the records of the Company.

    2.4 COMPANY STOCK OPTIONS. (a) At the Effective Time (i) each unexpired and unexercised option (a "COMPANY STOCK OPTION") granted under any of the Option Plans to purchase Company Shares that is outstanding immediately prior to the Effective Time will be automatically converted at the Effective Time into the right to receive, and each holder of a Company Stock Option will be paid, an amount in cash per Company Share subject to each such Company Stock Option equal to the excess, if any, of the Merger Consideration over the exercise price of such Company Stock Option (less an amount equal to any required tax withholdings), whereupon such Company Stock Option will be cancelled and extinguished and (ii) each right under the ESPP ("ESPP PURCHASE RIGHT") to purchase Company Shares that is outstanding immediately prior to the Effective Time will be automatically converted at the Effective Time into the right to receive, and each holder of an ESPP Purchase Right will be paid at the Effective Time, an amount in cash per Company Share subject to such ESPP Purchase Right equal to the Merger Consideration less any amount unpaid under the ESPP Purchase Right (less an amount equal to any required tax withholdings), whereupon such ESPP Purchase Right will be cancelled and extinguished.

    (b) Prior to the Effective Time, the Company shall (i) make any amendments to, or take such other action in respect of, the terms of such Option Plans and the ESPP that Parent deems reasonably necessary to give effect to the transactions contemplated by SECTION 2.4(A), (ii) cause the Option Plans to terminate as of the Effective Time, (iii) take such actions as are necessary to ensure that the ESPP shall be suspended for the purchase period beginning November 1, 2001 and any purchase period thereafter, and (iv) use its reasonable best efforts to obtain consents to cash out and/or cancel any Company Stock Options or purchase rights under the ESPP prior to the Effective Time that by their terms may not be cancelled upon notice or in connection with the Merger.

    2.5 DISSENTERS' RIGHTS. Notwithstanding Section 2.1 or any other provision of this Agreement to the contrary, Company Shares that have not been voted in favor of the adoption of this Agreement with respect to which dissenters' rights shall have been demanded and perfected in accordance with Section 262 of the DGCL and not withdrawn ("DISSENTING SHARES") will not be converted into the right to receive the Merger Consideration at or after the Effective Time, but such Company Shares will become the right to receive such consideration as may be determined to be due to holders of Dissenting Shares pursuant to Delaware Law unless and until the holder of such Dissenting Shares withdraws his or her demand for such appraisal or becomes ineligible for such appraisal (through failure to perfect or otherwise), then, as of the Effective Time or the occurrence of such event, whichever last occurs, such holder's Dissenting Shares will automatically be converted into and represent the right to receive the Merger Consideration, without any interest thereon, as provided in SECTION 2.1(A). The Company will give the Parent (a) prompt notice of any demands for appraisal of Company Shares received by the Company and (b) the opportunity to participate in and direct all negotiations and proceedings with respect to any such demands. The Company will not, without the prior written consent of the Parent, make any payment with respect to, or settle, offer to settle or otherwise negotiate, any such demands.

               III. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    The Company hereby represents and warrants to Parent and Merger Sub that, except as set forth in a letter delivered by the Company to Parent on the date hereof in Agreed form (the "COMPANY DISCLOSURE SCHEDULE") or as disclosed in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2001 (the "3-31-01 10-Q"), any of the Company's Current Reports on Form 8-K filed with the SEC since January 1, 2001 or the Company's Proxy Statement on Schedule 14A dated April 30, 2001, including any amendments to any of the foregoing, in each case in the form filed by the Company with the SEC no later than two Business Days prior to the date of this Agreement (collectively, the "COMPANY FILED SEC REPORTS"):

    3.1 ORGANIZATION AND QUALIFICATION. The Company and each of its Subsidiaries is a corporation or limited liability company duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or formation and has the requisite corporate or limited liability company power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted, except, in the case of the Subsidiaries of the Company, where the failure to be duly organized, validly existing or in good standing, or to have such requisite corporate or limited liability company power and authority, has not had or resulted in a Company Material Adverse Effect. Each of the Company and its Subsidiaries has all necessary governmental licenses, permits, authorizations and approvals to own, lease and operate its properties and to carry on its business as it is currently being conducted, except where the failure to have such governmental licenses, permits, authorizations and approvals has not had or resulted in a Company Material Adverse Effect. Each of the Company and its Subsidiaries is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the character of the properties owned or leased by it makes such qualification necessary, other than where the failure to be so duly qualified and in good standing has not had or resulted in a Company Material Adverse Effect. For purposes of this Agreement, the term "COMPANY MATERIAL ADVERSE EFFECT" means any change, effect, event, condition or exception that, individually or when taken together with all other such changes, effects, events, conditions or exceptions (excluding in each case any change, effect, event, condition or exception to the extent it occurs, exists or arises due to general economic or stock market conditions or due to conditions affecting the internet consultancy market generally, but including in each case any change, effect, event, condition or exception to the extent it occurs, exists or arises due to internal Company conditions) has had or could reasonably be expected to have or result in a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

    3.2 CERTIFICATE OF INCORPORATION AND BYLAWS. The Company has heretofore furnished to Parent a complete and correct copy of its Certificate of Incorporation and Bylaws, each as amended to date. Such Certificate of Incorporation and Bylaws are in full force and effect. None of the Company or any of its Subsidiaries is in violation of any provision of its respective Certificate of Incorporation or Bylaws (or equivalent organizational documents), except, in the case of the Subsidiaries of the Company, for violations that have not had or resulted in a Company Material Adverse Effect.

    3.3 CAPITALIZATION. The authorized capital stock of the Company consists of 200,000,000 Company Shares, and 10,000,000 shares of Preferred Stock, par value $.001 per share (the "COMPANY PREFERRED SHARES"). As of the close of business on the last Business Day prior to the date hereof (the "MEASUREMENT TIME"), (i) 38,710,721 Company Shares (excluding treasury shares) are issued and outstanding, all of which have been validly issued and are fully paid and nonassessable, (ii) 150,000 Company Shares and no Company Preferred Shares were held in the treasury of the Company, (iii) 11,869,469 Company Shares were reserved for future issuance (with respect to which options to acquire 10,337,068 Company Shares are issued and outstanding) pursuant to stock options or other rights granted pursuant to the AGENCY.COM Ltd. 1999 Stock Option/Stock Issuance Plan, the AGENCY.COM Ltd. 1997 Stock Option Plan, the AGENCY.COM Ltd. 1996 Stock Option Plan, the Interactive Solutions 1996 Stock Option Plan, the Quadris Consulting, Inc. 1998 Equity Incentive Plan and the Interactive Traffic Inc. 1999 Stock Incentive Plan (collectively, the "OPTION PLANS") and the AGENCY.COM Ltd. 1999 Employee Stock Purchase Plan (the "ESPP"), (iv) warrants to acquire 5,168,000 Company Shares are issued and outstanding (collectively, the "WARRANTS"), and (v) no Company Preferred Shares are issued and outstanding. During the period from March 31, 2001 to the Measurement Time, (x) there have been no issuances by the Company of shares of capital stock of, or other equity or voting interests in, the Company other than issuances of Company Shares pursuant to the exercise of employee stock options or other rights granted pursuant to the Option Plans and the ESPP, and (y) there have been no issuances by the Company of options, warrants or other rights to acquire shares of capital stock of, or other equity or voting interests in, the Company. Except as otherwise specified in this Agreement, there are no options, warrants or other rights, agreements, arrangements or other equity interests or commitments of any character relating to the issued or unissued capital stock or other equity interests of the Company or any of its Subsidiaries or obligating the Company or any of its Subsidiaries to issue or sell any shares of capital stock of the Company or any of its Subsidiaries. All shares of capital stock of the Company and any of its Subsidiaries subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. Except for this Agreement and agreements pursuant to which the Company guarantees obligations of its wholly owned Subsidiaries that are either disclosed in the Company Financial Statements or are not required under GAAP to be disclosed in the Company Financial Statements, there are no outstanding contractual obligations of the Company or any of its Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or any of its Subsidiaries or (ii) to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Person in an amount that exceeds $100,000 in the aggregate. SCHEDULE 3.3 lists all of the options and other rights to purchase Company Shares (including under the Stock Option Plans and the ESPP) which are outstanding as of the Measurement Time.

    3.4 AUTHORITY RELATIVE TO THIS AGREEMENT. (a) The Company has all necessary corporate power and authority to execute and deliver this Agreement and, subject to the Requisite Stockholder Vote, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (other than, with respect to the Merger, the adoption of this Agreement by the affirmative vote of (i) a majority of the outstanding Company Shares entitled to vote thereon and (ii) 66-2/3% of the outstanding Company Shares entitled to vote thereon excluding the Parent Shares and the Company Shares subject to the Purchase Agreement (the "REQUISITE STOCKHOLDER VOTE") and the filing and recordation of appropriate merger documents as required by Delaware Law). This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

    (b) (i) The Special Committee has been duly authorized and constituted,
(ii) the Special Committee, at a meeting thereof duly called and held on June 25, 2001, (A) determined that, as of the date of this Agreement, this Agreement and the Merger are fair to the Company and its stockholders (excluding Parent),
(B) determined that, as of the date of this Agreement, this Agreement and the Merger should be approved, and (C) resolved to recommend that the Agreement and the Merger should be approved, and (iii) the Board at a meeting thereof duly called and held on June 25, 2001, in reliance on the advice of the Special Committee, (A) determined that this Agreement and the Merger are fair to and in the best interests of the Company, its stockholders (excluding Parent) and its stockholders generally, (B) approved and declared the advisability of this Agreement and the Merger, and (C) resolved to recommend that the stockholders of the Company adopt this Agreement.

    3.5 NO CONFLICT; REQUIRED FILINGS AND CONSENTS; NO RESTRICTIONS. (a) The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company will not, (i) conflict with, or result in a violation of the Certificate of Incorporation or Bylaws of the Company or equivalent organizational documents of any of its Subsidiaries, except, in the case of the Subsidiaries of the Company, for violations that have not had or resulted in, or will not have or result in, a Company Material Adverse Effect, (ii) conflict with or result in a violation of any law, statute, ordinance, rule, regulation ("LAW") or any judgment, decree, order, writ, determination or award ("ORDER") applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, or (iii) result in any violation or breach of, constitute (with or without notice or lapse of time or both) a default under, or require the Company or any of its Subsidiaries, to obtain any consent, approval or action of, make any filing with or give any notice to, or result in or give to any Person any right of payment or reimbursement, termination, cancellation, modification or acceleration of, or result in the creation or imposition of any lien on any property or asset of the Company or any of its Subsidiaries, under any of the terms, conditions or provisions of any agreement, commitment, lease, license, evidence of indebtedness, mortgage, indenture, security agreement, instrument, note, bond, franchise, permit, concession or other instrument, obligation or agreement of any kind to which the Company or any of its Subsidiaries, is a party except for the acceleration of Company Stock Options issued under the Option Plans and, in the case of clauses (ii) and
(iii), for any thereof that have not had or resulted in, or will not have or result in, a Company Material Adverse Effect or are not reasonably expected to prevent or materially delay the consummation of the Merger.

    (b) The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any domestic, foreign or supranational governmental, regulatory or administrative authority, agency or commission or any court, tribunal or arbitral body ("GOVERNMENTAL ENTITY"), except (i) for applicable requirements of the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the "EXCHANGE ACT"), Delaware Law and the filing and recordation of appropriate merger documents as required by Delaware Law and (ii) for such other consents, approvals, authorizations, permits, filings or notifications that if not obtained or made will not prevent or materially delay the consummation of the transactions contemplated by this Agreement.

    (c) There is no suit, action, claim, investigation or inquiry by any Governmental Entity, and no legal, administrative or arbitration proceeding pending or, to the Knowledge of the Company, threatened against the Company, with respect to the execution, delivery and performance of this

Agreement or the transactions contemplated hereby or any other agreement entered into by the Company in connection with the transactions contemplated hereby.

    3.6 SEC FILINGS; FINANCIAL STATEMENTS. (a) The Company has filed all forms, reports and documents required to be filed by it with the Securities and Exchange Commission ("SEC") including (i) its Annual Reports on Form 10-K for the fiscal years ended December 31, 1999 and 2000, respectively, (ii) the 3-31-01 10-Q, (iii) all proxy statements relating to the Company's meetings of stockholders (whether annual or special), and (iv) all other forms, reports and other registration statements filed by the Company with the SEC (the forms, reports and other documents referred to in clauses (i), (ii), (iii) and (iv) above, collectively, as the "COMPANY SEC REPORTS"). The Company SEC Reports (i) were prepared in accordance with the requirements of the Securities Act of 1933, as amended and the rules and regulations of the SEC promulgated thereunder, and the Exchange Act, as applicable, (ii) did not, at the time they were filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and (iii) were filed in a timely manner. No Subsidiary of the Company was or is required to file any form, report or other document with the SEC.

    (b) Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the Company SEC Reports (the "COMPANY FINANCIAL STATEMENTS") complied to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and the published rules and regulations of the SEC, each was prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) during the periods involved (except as may be indicated in the notes thereto) and each presented fairly in all material respects the consolidated financial position, results of operations and cash flows of the Company and its Subsidiaries as at the respective dates thereof and for the respective periods indicated therein, and reflects all claims against and all debts and liabilities of the Company, fixed or contingent, as at the respective date thereof, required to be shown thereon under GAAP, and the related statements of income, stockholders' equity and cash flows fairly present the results of operations for the respective periods indicated, except that any unaudited interim financial statements were subject to normal and recurring year-end adjustments that have not had or resulted in a Company Material Adverse Effect.

    (c) The Company has no liabilities or obligations of any nature, except
(i) as and to the extent disclosed on the balance sheet of the Company as at March 31, 2001, including the notes thereto, or on the balance sheet of the Company as at December 31, 2000, including the notes thereto, (ii) as disclosed in the Company SEC Reports, or (iii) as have not had or resulted in a Company Material Adverse Effect.

    (d) Since March 31, 2001, there has not been any Company Material Adverse Effect.

    3.7 BROKERS. No broker, finder or investment banker (other than Salomon Smith Barney Inc., the fees and expenses of which will be paid by the Company) is entitled to any brokerage, finder's or other fee or commission in connection with the Merger based upon arrangements made by or on behalf of the Company. The Company has heretofore furnished to Parent a complete and correct copy of all agreements between the Company and Salomon Smith Barney Inc. pursuant to which such firm would be entitled to any payment relating to the Merger.

    3.8 OPINION OF FINANCIAL ADVISOR. The Special Committee has received the written opinion of Salomon Smith Barney Inc. ("SSB"), dated the date of this Agreement, to the effect that, as of the date of this Agreement, the Merger Consideration is fair to the stockholders of the Company (excluding Parent) from a financial point of view, and such opinion has not been withdrawn. A copy of such opinion has been delivered to Parent.

    3.9. PROXY STATEMENT AND SCHEDULE 13E-3. The information supplied by the Company for inclusion in the Proxy Statement and the Schedule 13E-3 will not, at the time the Proxy Statement is first mailed to the stockholders of the Company and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If, at any time prior to the Effective Time, any event or circumstance relating to the Company or any of its Subsidiaries, or their respective officers or directors, should be discovered by the Company which would cause the Proxy Statement or the Schedule 13E-3 to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company will promptly inform Parent thereof. All documents that the Company is responsible for filing with the SEC in connection with the Merger will comply as to form and substance in all material respects with the applicable requirements of the Exchange Act at the time the Proxy Statement is first mailed to the stockholders of the Company and at the Effective Time.

          IV. REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

    Each of Parent and Merger Sub hereby represents and warrants to the Company that:

    4.1 ORGANIZATION AND QUALIFICATION. Each of Parent and Merger Sub is a limited liability company duly organized, validly existing and in good standing under the Laws of Delaware and has the requisite limited liability company power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to be duly organized, validly existing or in good standing, or to have such requisite limited liability company power and authority, has not had or resulted in a Parent Material Adverse Effect. Each of Parent and Merger Sub has all necessary governmental licenses, permits, authorizations and approvals to own, lease and operate its properties and to carry on its business as it is currently being conducted, except where the failure to have such governmental licenses, permits, authorizations and approvals have not had or resulted in a Parent Material Adverse Effect. Each of Parent and Merger Sub is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the character of the properties owned or leased by it makes such qualification necessary, other than where the failure to be so duly qualified and in good standing have not had or resulted in a Parent Material Adverse Effect. For purposes of this Agreement, the term "Parent Material Adverse Effect," means any change, effect, condition or exception that, individually or when taken together with all other such changes, effects, events, conditions or exceptions, has prevented or materially delayed, or could reasonably be expected to prevent or materially delay, the consummation of the transactions contemplated by this Agreement, including without limitation the payment of the Merger Consideration for Company Shares converted in accordance with SECTION 2.1(A) or the receipt thereof by the holders of such Company Shares.

    4.2 AUTHORITY RELATIVE TO THIS AGREEMENT. Each of Parent and Merger Sub has all necessary limited liability company power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Merger and the other transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly and validly authorized by all necessary limited liability company action, and no other proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (other than, with respect to the Merger, the filing and recordation of appropriate merger documents as required by Delaware Law). This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a valid and binding obligation of each of Parent and Merger Sub enforceable against Parent and Merger Sub in accordance with its terms.

    4.3 NO CONFLICT; REQUIRED FILINGS AND CONSENTS. (a) The execution and delivery of this Agreement by each of Parent and Merger Sub do not, and the performance of this Agreement by Parent and Merger Sub will not, (i) conflict with or violate the constituent documents of Parent or Merger Sub,
(ii) conflict with or violate any Law applicable to Parent or Merger Sub or any of their respective Subsidiaries or by which any property or asset of Parent or Merger Sub or any of their respective Subsidiaries is bound or affected, or
(iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of a lien or other encumbrance on any property or asset of Parent or Merger Sub or any of their respective Subsidiaries pursuant to, or trigger any right of first refusal under, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or Merger Sub or any of their respective Subsidiaries is a party or by which Parent or any of its Subsidiaries or any of their respective properties is bound, except, in the case of clauses (ii) and (iii), for any thereof that have not had or resulted in, and will not have or result in, a Parent Material Adverse Effect.

    (b) The execution and delivery of this Agreement by each of Parent and Merger Sub do not, and the performance of this Agreement by Parent and Merger Sub will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except for (i) applicable requirements of the Exchange Act, Delaware state takeover Laws, and the filing and recordation of appropriate merger documents as required by Delaware Law, (ii) antitrust filings made prior to the date hereof (correct and complete copies of which have been provided to the Company), and (iii) such other consents, approvals, authorizations, permits, filings or notifications, which if not obtained or made have not had or resulted in, and will not have or result in, a Parent Material Adverse Effect.

    4.4 BROKERS. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission from the Company or any of its Subsidiaries in connection with the Merger based upon arrangements made by or on behalf of Parent or Merger Sub.

    4.5 OPERATIONS OF MERGER SUB. Merger Sub is a direct wholly owned Subsidiary of Parent, was formed solely for the purpose of holding Company Shares and has engaged in no business activities other than in connection with the holding of Company Shares and the performance of its obligations hereunder.

    4.6 FINANCING. Parent has sufficient financial capacity, and will cause Merger Sub to have sufficient financial capacity, to consummate the Merger and the transactions contemplated hereby in accordance with the terms of this Agreement.

    4.7. PROXY STATEMENT AND SCHEDULE 13E-3. The information supplied by Parent for inclusion in the Proxy Statement and the Schedule 13E-3 will not, at the time the Proxy Statement is first mailed to the stockholders of the Company and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If, at any time prior to the Effective Time, any event or circumstance relating to Parent or any of its Subsidiaries, or their respective officers or directors, should be discovered by Parent which would cause the Proxy Statement or the Schedule 13E-3 to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, Parent will promptly inform the Company thereof. All documents that Parent is responsible for filing with the SEC in connection with the Merger will comply as to form and substance in all material respects with the applicable requirements of the Exchange Act at the time the Proxy Statement is first mailed to the stockholders of the Company and at the Effective Time.

    4.8. OWNERSHIP OF COMPANY SHARES; PARENT SEC FILINGS. As of the date of this Agreement, Parent is the beneficial owner of 19,928,278 Company Shares (assuming the exercise of the Warrants but excluding the 8,966,715 Company Shares that Parent and Merger Sub have the right to acquire pursuant to the Purchase Agreement). The Schedule 13D filed by Parent with the SEC on May 14, 2001 and each amendment thereto was true and correct in all material respects when filed, provided, however, that neither Parent nor Merger Sub makes any representation or warranty as to the number of outstanding Company Shares or the number of Company Shares issuable upon exercise of outstanding options or warrants or any percentage derived therefrom.

                   V. CONDUCT OF BUSINESS PENDING THE MERGER

    5.1 CONDUCT OF BUSINESS BY THE COMPANY PENDING THE MERGER. The Company hereby covenants and agrees that, prior to the Effective Time, unless otherwise expressly contemplated by this Agreement or consented to in writing by Parent, the Company will and will cause each of its Subsidiaries to (a) operate its business in the usual and ordinary course consistent with past practice,
(b) use its reasonable best efforts to preserve substantially intact its business organization, maintain its rights and franchises, retain the services of its respective principal officers and key employees and maintain its relationships with its respective principal customers, suppliers and other Persons with which it or any of its Subsidiaries has significant business relations, and (c) use its reasonable best efforts to maintain and keep its properties and assets in as good repair and condition as at present, ordinary wear and tear excepted.

    5.2 NOTIFICATION OF CERTAIN MATTERS. (a) Parent will give prompt notice to the Company, and the Company will give prompt notice to Parent, of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would be reasonably likely to cause (A) any representation or warranty of Parent or the Company, as the case may be, contained in this Agreement to be untrue or inaccurate in any material respect or (B) any material covenant, condition or agreement of Parent or the Company, as the case may be, contained in this Agreement not to be complied with or satisfied and (ii) any material failure of Parent or the Company, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this
SECTION 5.2 will not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

    (b) Except to the extent that the Company is legally obligated to keep such information confidential, the Company will give prompt written notice to Parent of any proposal, offer or other communication from any Person, including without limitation any request for information relating to any acquisition or purchase of all or any material portion of the capital stock of the Company or any of its Subsidiaries or a material portion of the assets of the Company or any of its Subsidiaries, any business combination with the Company or any of its Subsidiaries or any other extraordinary business transaction involving or otherwise relating to the Company or any of its

    5.3 SUBSIDIARIES. Except to the extent that the Company is legally obligated to keep such information confidential, the Company will notify Parent promptly if any such proposal or offer, or any inquiry or other contact with any Person with respect thereto, is made and will, in any such notice to Parent, indicate in reasonable detail the identity of the Person making such proposal, offer, inquiry or contact and the terms and conditions of such proposal, offer, inquiry or other contact.

    5.4 CERTAIN PARENT AND MERGER SUB ACTIONS. Each of Parent and Merger Sub hereby covenants and agrees that, prior to the Effective Time, unless otherwise expressly contemplated by this Agreement, it will not cause the Company to take any action that would result in a breach of any of the Company's obligations under ARTICLE V or VI of this Agreement.

                           VI. ADDITIONAL AGREEMENTS

    6.1 COMPANY STOCKHOLDER APPROVAL. In accordance with Delaware Law and the Company's Certificate of Incorporation and Bylaws, the Company will promptly after the date of this Agreement take all action necessary to seek adoption of this Agreement by the Requisite Stockholder Vote. The Company will take all action reasonably necessary to call a meeting of its stockholders, to be held as soon as is reasonably practicable after the date hereof, for the purpose of considering and voting upon the adoption of this Agreement. Each of Parent and Merger Sub will vote, or will cause to be voted, all of the Company Shares beneficially owned by it and all of the Company Shares subject to the Purchase Agreement in favor of the adoption of this Agreement at any meeting of the Company's stockholders at which a proposal relating to such adoption is submitted to a vote of the Company's stockholders.

    6.2 PROXY STATEMENT AND SCHEDULE 13E-3. (a) As promptly as practicable after the execution of this Agreement, Parent and the Company will cooperate in preparing, and the Company will cause to be filed with the SEC, a proxy statement (together with any amendments thereof or supplements thereto, the "PROXY STATEMENT") to solicit proxies from the stockholders of the Company, in favor of the adoption of this Agreement. Parent will cause to be filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3 (the
"SCHEDULE 13E-3"). Each of Parent and the Company will furnish all information concerning Parent or the Company as the other party may reasonably request in connection with such actions and the preparation of the Proxy Statement and the
Schedule 13E-3. The Company and Parent will use their respective reasonable best efforts to respond to all SEC comments with respect to the Proxy Statement and
Schedule 13E-3 and, subject to compliance with SEC rules and regulations, the Company will cause the Proxy Statement to be mailed to the Company's stockholders at the earliest practicable date.

    (b) The Proxy Statement will include the unanimous recommendation of the Special Committee that this Agreement and the Merger should be approved and declared advisable and the unanimous recommendation of the Board to the stockholders of the Company to adopt this Agreement; provided, however, that the Special Committee and the Board may, at any time prior to the Effective Time, withdraw, modify or change any such recommendation to the extent that the Special Committee or the Board determines in good faith, after consultation with independent legal counsel (who may be the Company's regularly engaged legal counsel), that the failure to so withdraw, modify or change such recommendation would result in a breach of its fiduciary duties to the Company's stockholders (excluding Parent and Merger Sub) under applicable Law; provided further that nothing in this SECTION 6.2(B) will affect the Company's obligation to seek the Requisite Stockholder Vote (regardless of whether the recommendation of the Special Committee or the Board has been withdrawn, modified or changed) unless this Agreement has previously been terminated in accordance with ARTICLE VIII.

    6.3 ACCESS TO INFORMATION; CONFIDENTIALITY. (a) From the date of this Agreement to the Effective Time, each of Parent and the Company will
(i) provide to the other (and to the other's officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives (collectively, "REPRESENTATIVES")) access at reasonable times upon reasonable prior notice to its officers, employees, agents, properties, offices and other facilities and to its books and records and (ii) furnish promptly such information concerning its business, properties, contracts, assets, liabilities and personnel as the other party or its Representatives may reasonably request.

    (b) Each party agrees to, and will cause its Representatives to: (i) treat and hold as confidential all information relating to the other party and its Subsidiaries, (ii) in the event that a party or any of its Representatives becomes legally compelled to disclose any such information, provide the other party with prompt written notice of such requirement so that such other party may seek a protective order or other remedy or waive compliance with this
SECTION 6.3(B), and (iii) in the event that such protective order or other remedy is not obtained, or such other party waives compliance with this
SECTION 6.3(B), furnish only that portion of such confidential information that is legally required to be provided and exercise its reasonable best efforts to obtain assurances that confidential treatment will be accorded such information; provided, however, that this sentence will not apply to any information that, at the time of disclosure, is available publicly and was not disclosed in breach of this Agreement by a party or any of its Representatives. The parties agree and acknowledge that remedies at Law for any breach of their obligations under this
SECTION 6.3 are inadequate and that in addition thereto such parties will be entitled to seek equitable relief, including injunction and specific performance, in the event of any such breach.

    (c) No investigation pursuant to this SECTION 6.3 will affect any representation or warranty in this Agreement of any party hereto or any condition to the obligations of the parties hereto. Without limiting the foregoing, each party hereby agrees to disclose to other party its Knowledge of the failure of any of the conditions to such party's obligations set forth in
ARTICLE VII; provided, however, that the failure by Parent or Merger Sub to so disclose such Knowledge will not result in a failure of the condition set forth in SECTION 7.3(B), and the failure of the Company to so disclose such Knowledge will not result in a failure of the condition set forth in SECTION 7.2(B).

    6.4 DIRECTORS' AND OFFICERS' INDEMNIFICATION AND INSURANCE. (a) The Certificate of Incorporation and Bylaws of the Surviving Corporation, and the certificate of incorporation and bylaws or comparable organizational documents of each Subsidiary of the Surviving Corporation, will contain provisions with respect to indemnification that are no less favorable than those set forth in the Certificate of Incorporation and Bylaws of the Company, or the certificate of incorporation and bylaws or comparable organizational documents of such Subsidiary of the Company, as the case may be, in each case on the date of this Agreement, which provisions will not be amended, repealed or otherwise modified for a period of six years from and after the Effective Time in any manner that would affect adversely the rights thereunder of individuals that at the Effective Time were directors or officers of the Company or any Subsidiary of the Company, in respect of actions or omissions occurring at or prior to the Effective Time, unless such modification will be required by Law.

    (b) From and after the Effective Time, the Surviving Corporation will, to the fullest extent required or permitted under Delaware Law, indemnify and hold harmless each present and former director or officer of the Company (collectively, the "INDEMNIFIED PARTIES") against all costs and expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any claim, action, suit, proceeding or investigation (whether arising before or after the Effective
Time), based on the fact that such Person is or was a director or officer of the Company or any Subsidiary of the Company and arising out of or pertaining to any action or omission occurring at or before the Effective Time, including without limitation actions taken in connection with, or pursuant to, the terms of this Agreement, and will pay any expenses in advance of the final disposition of such action or proceeding to each Indemnified Party to the fullest extent permitted under Delaware Law, upon receipt from the Indemnified Party to whom expenses are advanced of an undertaking to repay such advances if required under Delaware Law, provided, however, that the foregoing indemnity will not apply to any act or failure to act which a court of competent jurisdiction determines in an order or decision not subject to appeal constituted misappropriation of cash or other property of the Company or any of its Subsidiaries. In the event of any such claim, action, suit, proceeding or investigation, (i) the Surviving Corporation will pay the reasonable fees and expenses of counsel selected by the Indemnified Parties, which counsel will be reasonably satisfactory to the Surviving Corporation, promptly after statements therefor are received and (ii) the Surviving Corporation will cooperate in the defense of any such matter; provided, however, that the Surviving Corporation will not be liable for any settlement effected without its written consent (which consent will not be unreasonably withheld, delayed or conditioned); and provided further that the Surviving Corporation will not be obligated pursuant to this SECTION 6.4(B) to pay the fees and expenses of more than one counsel (plus appropriate local counsel) for all Indemnified Parties in any single action except to the extent, as determined by counsel to the Indemnified Parties, that there may be one or more legal defenses available to one Indemnified Party that are different from or in addition to those available to the other Indemnified Parties that would, in the judgment of such counsel, prohibit such counsel from representing all Indemnified Parties under the rules of professional ethics, in which case such additional counsel (including local counsel) as may be required to avoid any such conflict or likely conflict may be retained by the Indemnified Parties at the expense of the Surviving Corporation. Parent hereby guarantees the Surviving Corporation's obligations under this SECTION 6.4(B).

    (c) The Surviving Corporation will use its reasonable best efforts to maintain in effect for a period of six years from and after the Effective Time directors' and officers' liability insurance covering those Persons that are covered by the Company's directors' and officers' liability insurance policy as of the date of this Agreement on terms comparable to such existing insurance coverage; provided, however, that in no event will the Surviving Corporation be required to expend pursuant to this SECTION 6.4(C) more than an amount per year equal to 150% of annual premiums paid by the Company for such insurance as of the date of this Agreement.

    (d) In the event that the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and will not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision will be made so that the successors and assigns of the Surviving Corporation or, at Parent's option, Parent, will assume the obligations set forth in this SECTION 6.4.

    6.5 FURTHER ACTION; CONSENTS; FILINGS. On the terms and subject to the conditions hereof, each of the parties hereto will use its reasonable best efforts to (a) take, or cause to be taken, all appropriate action and do, or cause to be done, all things necessary, advisable or appropriate under applicable Law or otherwise to consummate and make effective the Merger and the other transactions contemplated by this Agreement as soon as practicable, (b) obtain from Governmental Entities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by Parent or the Company or any of their Subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the Merger, and
(c) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement, the Merger and the other transactions contemplated by this Agreement that are required under the Exchange Act and any other applicable federal or state securities Laws, and any other applicable Law. The parties hereto will cooperate with each other in connection with the making of all such filings, including by providing copies of all such documents to the nonfiling party and its advisors prior to filing and, if requested, by accepting all reasonable additions, deletions or changes suggested in connection therewith. Subject to the terms and conditions hereof, each party hereto, at the reasonable request of another party hereto, will execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

    6.6 PUBLIC ANNOUNCEMENTS. Parent and the Company will consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the Merger and will not issue any such press release or make any such public statement without the prior consent of the other (which consent will not be unreasonably withheld or delayed), except as either such party may determine is required by Law or any listing agreement with the Nasdaq Stock Market to which the Company is a party, PROVIDED that statements made by the Company to its employees, customers or suppliers will not be deemed to be public statements for purposes of this SECTION 6.6. The parties have agreed on the text of a press release by which the Company will announce the execution of this Agreement.

    6.7 OBLIGATIONS OF MERGER SUB. Parent will take all action necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and subject to the conditions set forth in this Agreement.

                         VII. CONDITIONS TO THE MERGER

    7.1 CONDITIONS TO THE OBLIGATIONS OF EACH PARTY. The obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver (where permissible) of the following conditions:

        (a) STOCKHOLDER APPROVAL. The Requisite Stockholder Vote shall have been received.

        (b) NO ORDER. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any Law or Order (whether temporary, preliminary or permanent) that is then in effect and has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger; provided, however, that each of the parties to this Agreement shall use its reasonable best efforts to cause any such Order to be vacated or lifted.

    7.2 CONDITIONS TO THE OBLIGATIONS OF PARENT AND MERGER SUB. The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver (where permissible) of the following additional conditions:

        (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Company contained in this Agreement that is qualified by reference to a Company Material Adverse Effect shall be true and correct as of the Effective Time, as though made on and as of the Effective Time, except that those representations and warranties that address matters only as of a particular date shall remain true and correct as of such date. Each of the representations and warranties of the Company contained in this Agreement that is not qualified by reference to a Company Material Adverse Effect will be true and correct as of the Effective Time, as though made on and as of the Effective Time, except that those representations and warranties that address matters only as of a particular date shall remain true and correct as of such date, except in each case where the failure to be so true and correct has not had or resulted in a Company Material Adverse Effect. Parent shall have received a certificate of an officer of the Company to these effects.

        (b) COVENANTS. The Company shall have performed or complied in all material respects with all covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time, and Parent shall have received a certificate of an officer of the Company to that effect.

        (c) CONSENTS. The Company shall have obtained consents to cash out and/or cancel Company Stock Options to the extent required as set forth in the Company Disclosure Schedule (provided that this condition will be declared satisfied if the holders of options to purchase no more than 500,000 of such Company Shares shall not have so consented and all other conditions to the Closing have been satisfied), it being understood that the failure to satisfy this condition shall not be deemed to be a breach of
    SECTION 2.4 so long as the Company uses its reasonable best efforts to satisfy this SECTION 7.2(c).

    7.3 CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible) of the following additional conditions:

        (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of Parent and Merger Sub contained in this Agreement that is qualified by reference to a Parent Material Adverse Effect shall be true and correct as of the Effective Time, as though made on and as of the Effective Time, except that those representations and warranties that address matters only as of a particular date shall remain true and correct as of such date. Each of the representations and warranties of Parent and Merger Sub contained in this Agreement that is not qualified by reference to a Parent Material Adverse Effect shall be true and correct as of the Effective Time, as though made on and as of the Effective Time, except that those representations and warranties that address matters only as of a particular date shall remain true and correct as of such date, except in each case where the failure to be so true and correct has not had or resulted in a Parent Material Adverse Effect. The Company shall have received a certificate of an officer of Parent to these effects.

        (b) COVENANTS. Parent and Merger Sub shall have performed or complied in all material respects with all covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time, and the Company shall have received a certificate of an officer of Parent to that effect.

                    VIII. TERMINATION, AMENDMENT AND WAIVER

    8.1 TERMINATION. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, notwithstanding any requisite adoption of this Agreement by the stockholders of the Company, as follows:

        (a) by mutual Agreement duly authorized by the Boards of Directors of each of Parent and the Company, if such termination is also approved by the Special Committee;

        (b) by Parent or the Company if the Effective Time has not occurred on or before December 31, 2001, provided, however, that the right to terminate this

        Agreement under this SECTION 8.1(B) will not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur by such time;

        (c) by Parent or the Company if any Governmental Entity has enacted, issued, promulgated, enforced or entered any Order or taken any other action restraining, enjoining or otherwise prohibiting the consummation of the Merger and such Order or other action has become final and nonappealable;

        (d) by (i) Parent if (A) the Special Committee or the Board withdraws, modifies or changes its recommendation of this Agreement or the Merger in a manner adverse to Parent or Merger Sub (or has resolved to do any of the foregoing) or (B) SSB withdraws, modifies or changes the opinion referred to in SECTION 3.8 in a manner adverse to Parent or Merger Sub or by (ii) the Company if (A) an event in SECTION 8.1(D)(I)(A) or (B) occurs and (B) the Special Committee or Board determines in good faith, after consultation with independent legal counsel (who may be the Company's regularly engaged legal counsel), that the failure to so terminate would result in a breach of its fiduciary duties to the Company's stockholders (excluding Parent and Merger
    Sub) under applicable Law;

        (e) by Parent upon a breach of any representation, warranty or covenant on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company has become untrue, in either case such that the conditions set forth either in SECTION 7.2(A) or 7.2(B)would not be satisfied ("TERMINATING COMPANY BREACH"), provided, however, that, if, in the reasonable opinion of Parent, such Terminating Company Breach is curable by the Company through the exercise of its reasonable efforts and for as long as the Company continues to exercise such reasonable efforts, Parent may not terminate this Agreement under this SECTION 8.1(E);

        (f) by the Company upon a breach of any representation, warranty or covenant on the part of Parent or Merger Sub set forth in this Agreement, or if any representation or warranty of Parent or Merger Sub has become untrue, in either case such that the conditions set forth either in SECTION 7.3(A) or 7.3(B) would not be satisfied ("TERMINATING PARENT BREACH"), provided, however, that, if, in the reasonable opinion of the Company, such Terminating Parent Breach is curable by Parent or Merger Sub through the exercise of its reasonable efforts and for as long as Parent or Merger Sub continues to exercise such reasonable efforts, the Company may not terminate this Agreement under this SECTION 8.1(F); or

        (g) by Parent or the Company if the Requisite Stockholder Vote has not been obtained by reason of the failure to obtain such vote at the Company's stockholders' meeting called to adopt this Agreement (or any adjournment or postponement of such meeting).

    8.2 EFFECT OF TERMINATION. Except as provided in SECTION 9.1, in the event of termination of this Agreement pursuant to SECTION 8.1, this Agreement will forthwith become void, there will be no liability under this Agreement on the part of Parent, Merger Sub or the Company or any of their respective officers or directors, and all rights and obligations of each party hereto will cease; provided, however, that nothing herein will relieve any party from liability for the willful breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    8.3 AMENDMENT. This Agreement may be amended if Agreed to by action taken by or on behalf of the Boards of Directors of Parent and the Company at any time prior to the Effective Time; provided, however, that, after the approval and adoption of this Agreement by the stockholders of the Company, no amendment may be made that would alter or change the amount or kind of consideration into which each Company Share will be converted upon consummation of the Merger or that otherwise cannot be made subsequent to such stockholder approval under Delaware Law; and provided further that all amendments must also be approved by the Special Committee. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

    8.4 WAIVER. At any time prior to the Effective Time, each of Parent and the Company may (a) extend the time for the performance of any obligation or other act of the other party, (b) waive any inaccuracy in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any agreement of the other party or condition to its own obligations contained herein; provided, however, that, if the Company seeks to make such extension or waiver as provided in clause (a),
(b) or (c) above, it must first obtain the approval of the Special Committee. Any such extension or waiver will be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby.

    8.5 EXPENSES. Except as otherwise set forth herein, all Expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement will be paid by the party incurring such Expenses, whether or not the Merger or any other transaction is consummated. "EXPENSES" as used in this Agreement will include all reasonable out-of-pocket expenses (including without limitation all reasonable fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its Affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the preparation, printing, filing and mailing of the Proxy Statement and the
Schedule 13E-3, the solicitation of stockholder approvals and all other matters related to the closing of the Merger and the other transactions contemplated by this Agreement. Notwithstanding any other provision hereof, (i) if this Agreement is terminated pursuant to SECTION 8.1(d) or (e), then all Expenses of Parent and Merger Sub will be paid by the Company, (ii) if this Agreement is terminated pursuant to SECTION 8.1(f), then all Expenses of the Company will be paid by Parent, and (iii) if this Agreement is terminated pursuant to SECTION 8.1(g) and, at any time prior to such termination, the Company would have been entitled to terminate this Agreement pursuant to SECTION 8.1(d), then all Expenses of Parent and Merger Sub will be paid by the Company, in each case within two Business Days after submission of a request therefor accompanied by a certificate of the requesting party's executive officer stating that such Expenses were paid or have accrued. If there is a dispute as to the payment or amount of Expenses payable pursuant to this SECTION 8.5, Parent and the Company will seek in good faith to resolve any such dispute within 30 calendar days of the failure of either party to pay Expenses requested to be paid pursuant to this SECTION 8.5 within such two Business Day period. If the Company and Parent are unable to resolve such dispute within such 30 calendar day period, each party will deliver to the other in writing its last and best offer as to the amount of Expenses payable pursuant to this SECTION 8.5 (each, a "LAST OFFER"). If Parent or the Company, as applicable, commences a suit against the other for the payment of such Expenses, each party expressly acknowledges and agrees that it is willing to limit its recovery to both parties' Last Offer (and not any other amount), and the party owing such amount will pay to the other its reasonable costs and expenses (including reasonable attorneys' fees and expenses) in connection with such suit, together with interest on such amount at the prime rate of Citibank, N.A. in effect on the date such payment was required to be paid plus two percent.

                             IX. GENERAL PROVISIONS

    9.1 NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The representations, warranties and agreements in this Agreement and in any certificate delivered pursuant hereto will terminate at the Effective Time or upon the termination of this Agreement pursuant to SECTION 8.1, as the case may be, except that this SECTION 9.1 will not limit any covenant or agreement of the parties that by its terms contemplates performance after the Effective Time or after termination of this Agreement and any such termination pursuant to SECTION
8.1 will not affect a party's liability for any prior breach of this Agreement.

    9.2 NOTICES. All notices, requests, claims, demands and other communications hereunder will be in writing and will be deemed to have been duly given (a) when delivered in person or by facsimile or courier service (provided that such notice was delivered prior to 5:00 p.m., local time, on a Business Day; otherwise, such notice will be deemed delivered on the next Business Day),
(b) one Business Day after having been dispatched by a nationally recognized overnight courier service, or (c) on the fifth Business Day after deposit in the United States mail, if mailed by registered or certified mail (postage prepaid, return receipt requested), in each case to the respective parties at the following addresses (or at such other address for a party as will be specified in a notice given in accordance with this SECTION 9.2):

    if to Parent or Merger Sub:

                       Seneca Investments LLC
                       437 Madison Avenue
                       New York, New York 10022
                       Facsimile No.: 212-415-3369
                       Attention: Chief Executive Officer
                       and Chief Financial Officer

    with a copy to:

                       Jones, Day, Reavis & Pogue
                       599 Lexington Avenue
                       New York, New York 10022
                       Facsimile No.: 212-755-7306
                       Attention: Lyle G. Ganske

    if to the Company:

                       AGENCY.COM Ltd.
                       20 Exchange Place
                       New York, New York 10005
                       Facsimile No.: 212-358-2670
                       Attention: General Counsel

    with copies to:

                       Ropes & Gray
                       One International Place
                       Boston, Massachusetts 02110
                       Facsimile No.: 617-951-7050
                       Attention: Winthrop G. Minot

                       Brobeck, Phleger & Harrison LLP
                       1633 Broadway, 47th Floor
                       New York, New York 10019
                       Facsimile No.: 212-586-7878
                       Attention: Ernest Wechsler

    9.3  CERTAIN DEFINITIONS.  For purposes of this Agreement, the term:

    (a) "AFFILIATE" of a specified Person means a Person that directly or indirectly through one or more intermediaries controls, is Controlled by, or is under common Control with such specified Person, provided, however, that as used in this Agreement with respect to the Company, the term "AFFILIATE" will only include the Subsidiaries of the Company; provided further that as used in this Agreement with respect to Parent, the term "AFFILIATE" will not include the Company or any of the Subsidiaries of the Company;

    (b) "BUSINESS DAY" means any day on which the principal offices of the SEC in Washington, D.C. are open to accept filings, or, in the case of determining a date when any payment is due, any day on which banks are not required or authorized to close in the City of New York;

    (c) "CONTROL" (including the terms "Controlled by" and "under common Control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or credit arrangement or otherwise;

    (d) "TO THE KNOWLEDGE" of any Person means, when referring to an individual, the actual knowledge of such individual, and when referring to any other Person, means the actual knowledge of such Person's officers and its board of directors or managers, as appropriate, in each case without undertaking any specific investigation for purposes of making any representation or warranty in this Agreement;

    (e) "PERSON" means an individual, corporation, partnership, limited partnership, syndicate, limited liability company, joint venture, person (including, without limitation, a "person" as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or Governmental Entity; and

    (f) "SUBSIDIARY" or "SUBSIDIARIES" of any Person means any corporation, partnership, joint venture, limited liability company or other legal entity of which such Person (either alone or through or together with any other Subsidiary) owns, directly or indirectly, more than 50% of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity, provided, however, that for purposes of the representations and the warranties of Parent in ARTICLE IV, and the covenants and other agreements of Parent in ARTICLES V and VI, except as otherwise specifically provided therein, the "SUBSIDIARIES" of Parent will not include the Company or any Subsidiaries of the Company.

    9.4 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect as long as the economic or legal substance of the Merger is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Merger be consummated as originally contemplated to the fullest extent possible.

    9.5 ENTIRE AGREEMENT; ASSIGNMENT. This Agreement (including the Company Disclosure Schedule and the Exhibits) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties, with respect to the subject matter hereof, PROVIDED that the indemnity agreements between the Company and certain of its directors and officers in effect as of the date hereof (correct and complete copies of which have been provided to Parent) shall remain in independent full force and effect. This Agreement will not be assigned by any party without the prior written consent of the other parties hereto, except that Parent and Merger Sub may assign all or any of their rights and obligations hereunder to any direct wholly owned subsidiary of Parent; provided, however, that no such assignment will relieve the assigning party of its obligations hereunder.

    9.6 PARTIES IN INTEREST. This Agreement will be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or will confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, other than SECTION 6.4 (which is intended to be for the benefit of the Persons covered thereby and may be enforced by such Persons).

    9.7 GOVERNING LAW. This Agreement will be governed by and construed in accordance with Delaware Law (without giving effect to conflict of laws principles) as to all matters, including validity, construction, effect, performance and remedies.

    9.8 HEADINGS. The descriptive headings contained in this Agreement are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement.

    9.9 COUNTERPARTS. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by each party hereto in separate counterparts, each of which when executed and delivered will be deemed to be an original but all of which taken together will constitute one and the same agreement.

    9.10 CERTAIN INTERPRETIVE MATTERS. (a) Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits of or to this Agreement, (ii) each term defined in this Agreement has the meaning assigned to it, (iii) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (iv) "or" is disjunctive but not necessarily exclusive, (v) words in the singular include the plural and VICE VERSA, and (vi) all references to "$" or dollar amounts will be to lawful currency of the United States of America.

    9.11 CONSENT TO JURISDICTION. (a) Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the court of the State of Delaware sitting in the County of New Castle, the court of the State of New York sitting in the Borough of Manhattan, City of New York, and the United States District Courts for the State of Delaware and the Southern District of New York (as applicable, the "COURT"), and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment resulting from any such suit, action or proceeding, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in the Court.

    (b) It will be a condition precedent to each party's right to bring any such suit, action or proceeding that such suit, action or proceeding, in the first instance, be brought in the Court (unless such suit, action or proceeding is brought solely to obtain discovery or to enforce a judgment), and if each such court refuses to accept jurisdiction with respect thereto, such suit, action or proceeding may be brought in any other court with jurisdiction.

    (c) No party may move to (i) transfer any such suit, action or proceeding from the Court to another jurisdiction, (ii) consolidate any such suit, action or proceeding brought in the Court with a suit, action or proceeding in another jurisdiction unless such motion seeks solely and exclusively to consolidate such suit, action or proceeding in the Court, or (iii) dismiss any such suit, action or proceeding brought in the Court for the purpose of bringing or defending the same in another jurisdiction.

    (d) Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in the Court, (ii) the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in the Court, and (iii) the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such party. Each party irrevocably consents to service of process in any manner permitted by law. Notwithstanding the foregoing, this SECTION 9.11 will not apply to any suit, action or proceeding by a party seeking indemnification or contribution pursuant to this Agreement or otherwise in respect of a suit, action or proceeding against such party by a third party if such suit, action or proceeding by such party seeking indemnification or contribution is brought in the same court as the suit, action or proceeding against such party.

    9.12 WAIVER OF JURY TRIAL. EACH OF PARENT, MERGER SUB AND THE COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT, MERGER SUB OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date first written above.

                                                  SENECA INVESTMENTS LLC

                                                  By:              /s/ MICHAEL P. TIERNEY
                                                       ----------------------------------------------
                                                                     Michael P. Tierney
                                                                   Chief Executive Officer

                                                  E-SERVICES INVESTMENTS AGENCY SUB LLC

                                                  By:            Communicade LLC, its member
                                                           By: Seneca Investments LLC, its member

                                                  By:              /s/ MICHAEL P. TIERNEY
                                                       ----------------------------------------------
                                                                     Michael P. Tierney
                                                                   Chief Executive Officer

                                                  AGENCY.COM Ltd.

                                                  By:                   /s/ CHAN SUH
                                                       ----------------------------------------------
                                                                          Chan Suh
                                                                   Chief Executive Officer

                             INDEX OF DEFINED TERMS

DEFINED TERM                                                      SECTION
------------                                                  ----------------
Affiliate...................................................            9.3(a)
Agreed......................................................               1.2
Agreement...................................................          Preamble
Board.......................................................          Recitals
Business Day................................................            9.3(b)
Certificate of Merger.......................................               1.2
Certificates................................................            2.2(b)
Closing.....................................................               1.2
Company.....................................................          Preamble
Company Shares..............................................          Recitals
Company Disclosure Schedule.................................      Article III
Company Filed SEC Reports...................................      Article III
Company Financial Statements................................            3.6(b)
Company Material Adverse Effect.............................               3.1
Company Preferred Shares....................................               3.3
Company SEC Reports.........................................            3.6(a)
Company Stock Option........................................            2.4(a)
Control.....................................................            9.3(c)
Court.......................................................           9.11(a)
Delaware Law................................................          Recitals
DGCL........................................................          Recitals
Dissenting Shares...........................................               2.5
DLLCA.......................................................          Recitals
Effective Time..............................................               1.2
ESPP........................................................               3.3
ESPP Purchase Right.........................................            2.4(a)
Exchange Act................................................            3.5(b)
Expenses....................................................               8.5
GAAP........................................................            3.6(b)
Governmental Entity.........................................            3.5(b)
Indemnified Parties.........................................            6.4(b)
Knowledge...................................................            9.3(d)
Last Offer..................................................               8.5
Law.........................................................            3.5(a)
Measurement Time............................................               3.3
Merger......................................................          Recitals
Merger Consideration........................................            2.1(a)
Merger Sub..................................................          Preamble
Offer.......................................................               6.8
Option Plans................................................               3.3
Order.......................................................            3.5(a)

DEFINED TERM                                                      SECTION
------------                                                  ----------------
Parent......................................................          Preamble
Parent Material Adverse Effect..............................               4.1
Parent Shares...............................................          Recitals
Paying Agent................................................            2.2(a)
Payment Fund................................................            2.2(a)
Person......................................................            9.3(e)
Proxy Statement.............................................            6.2(a)
Purchase Agreement..........................................          Recitals
Representatives.............................................            6.3(a)
Requisite Stockholder Vote..................................            3.4(a)
Schedule 13E-3..............................................            6.2(a)
SEC.........................................................            3.6(a)
Special Committee...........................................          Recitals
SSB.........................................................               3.8
Subsidiary..................................................            9.3(f)
Surviving Corporation.......................................               1.1
Terminating Company Breach..................................            8.1(e)
Terminating Parent Breach...................................            8.1(f)
Warrants....................................................               3.3
3-31-01 10-Q................................................      Article III

                                                                       EXHIBIT A

            THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                               OF AGENCY.COM LTD.

    Agency.COM Ltd., a Delaware corporation, hereby certifies that:

    1. The name of the corporation is AGENCY.COM Ltd. The date of filing its original Certificate of Incorporation with the Secretary of State was June 1, 1998. An Amended and Restated Certificate of Incorporation was filed with the Secretary of State on August 30, 1999. A Second Amended and Restated Certificate of Incorporation was filed with the Secretary of State on December 9, 1999.

    2. The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, Delaware. The name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

    3. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware ( the "DGCL").

    4. The total number of shares of stock that the Corporation has authority to issue is 100. The par value of such shares is $0.001 per share. All such shares are of one class and are Common Stock. The Corporation will not issue fractions of a share of Common Stock; in lieu of fractional shares, the Corporation will (a) arrange for the disposition of fractional interests by those entitled thereto and (b) pay in cash the fair value of fractions of a share of Common Stock as determined in good faith by the Corporation's Board of Directors.

    5. Elections of directors need not be by written ballot except and to the extent provided in the bylaws of the Corporation.

    6. A director of the Corporation will not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence will not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal. If the DGCL is amended after approval by the stockholders of this Section 6 to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director will be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

    7. Indemnification. (a) The Corporation will indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a "Covered Person") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in this Section 7, the Corporation will be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized by the Board of Directors of the Corporation.

    (b) The Corporation will pay the expenses (including attorneys' fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Section 7 or otherwise.

    (c) If a claim for indemnification or advancement of expenses under this
Section 7 is not paid in full within thirty days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation will have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

    (d) The rights conferred on any Covered Person by this Section 7 will not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

    (e) The Corporation's obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity will be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

    (f) Any repeal or modification of the foregoing provisions of this Section 7 will not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

    (g) This Section 7 will not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

    8. In furtherance and not in limitation of the rights, powers, privileges, and discretionary authority granted or conferred by the DGCL or other statutes or laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter, amend or repeal the bylaws of the Corporation, without any action on the part of the stockholders, but the stockholders may make additional bylaws and may alter, amend or repeal any bylaw whether adopted by them or otherwise. The Corporation may in its bylaws confer powers upon its Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.

    9. The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed herein or by applicable law. All rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to this reservation.

                                                                       EXHIBIT B

                                AGENCY.COM LTD.
                          AMENDED AND RESTATED BYLAWS
                      ARTICLE I. MEETINGS OF STOCKHOLDERS

    Section 1. TIME AND PLACE OF MEETINGS. All meetings of the stockholders for the election of directors or for any other purpose will be held at such time and place, within or without the State of Delaware, as may be designated by the Board of Directors of the Corporation (the "Board"), or by the Secretary in the absence of a designation by the Board, and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

    Section 2. ANNUAL MEETING. An annual meeting of the stockholders will be held on such date and time as may be designated from time to time by the Board, at which meeting the stockholders will elect by a plurality vote the directors to succeed those whose terms expire and will transact such other business as may properly be brought before the meeting.

    Section 3. SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law or by the Certificate of Incorporation, may be called by the Board, and will be called by the Secretary at the request in writing of stockholders owning a majority in interest of the entire capital stock of the Corporation issued and outstanding and entitled to vote ("Majority Vote"). Such request must be sent to the Secretary and must state the purpose or purposes of the proposed meeting.

    Section 4. NOTICE OF MEETINGS. Written notice of every meeting of the stockholders, stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, will be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting, except as otherwise provided herein or by law. When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, written notice of the place, date and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

    Section 5. QUORUM. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, will constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by law or by the Certificate of Incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, will have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.

    Section 6. VOTING. Each stockholder will be entitled at every meeting of the stockholders to one vote for each share of stock having voting power standing in the name of such stockholder on the books of the Corporation on the record date for the meeting and such votes may be cast either in person or by written proxy. Every proxy must be duly executed and filed with the Secretary of the Corporation. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. The vote upon any question brought before a meeting of the stockholders may be by voice vote, unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting so determine. Every vote taken by written ballot will be counted by one or more inspectors of election appointed by the Board. When a quorum is present at any meeting, the vote of the holders of a majority of the stock which has voting power present in person or represented by proxy will decide any question properly brought before such meeting, unless the question is one upon which by express provision of law, the Certificate of Incorporation or these bylaws, a different vote is required, in which case such express provision will govern and control the decision of such question.

                             ARTICLE II. DIRECTORS

    Section 1. POWERS. The business and affairs of the Corporation will be managed under the direction of its Board.

    Section 2. NUMBER AND TERM OF OFFICE. The Board will consist of one or more members. The number of directors may be changed by resolution of the Board. The directors will be elected at the annual meeting of the stockholders, except as provided in Section 3 of this Article II, and each director elected will hold office until his successor is elected and qualified, except as required by law. Any decrease in the authorized number of directors will not be effective until the expiration of the term of the directors then in office, unless, at the time of such decrease, there are vacancies on the Board which are being eliminated by such decrease. Any director may be removed with or without cause by vote or written consent in lieu of a meeting by a Majority Vote regardless of any contractual rights of such director, provided, however, that nothing herein will enlarge or diminish any such contractual rights.

    Section 3. VACANCIES AND NEW DIRECTORSHIPS. Vacancies and newly created directorships resulting from any increase in the authorized number of directors which occur between annual meetings of the stockholders may be filled by Majority Vote, and the directors so elected will hold office until the next annual meeting of the stockholders and until their successors are elected and qualified, except as required by law.

    Section 4. REGULAR MEETINGS. Regular meetings of the Board may be held without notice at such time and place as may from time to time be determined by the Board.

    Section 5. SPECIAL MEETINGS. Special meetings of the Board may be called by a majority of the members of the Board on two business days' written notice to each director by whom such notice is not waived, given either personally or by mail or telecopy.

    Section 6. QUORUM. At all meetings of the Board, a majority of the total number of directors then in office will constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum will be the act of the Board. If a quorum is not present at any meeting of the Board, the directors present thereat may adjourn the meeting from time to time to another place, time or date, without notice other than announcement at the meeting, until a quorum is present.

    Section 7. WRITTEN ACTION. Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting if all members of the Board consent thereto in writing, and the writing or writings are filed with the minutes or proceedings of the Board.

    Section 8. PARTICIPATION IN MEETINGS BY CONFERENCE TELEPHONE. Members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any such committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting will constitute presence in person at the meeting.

                              ARTICLE III. NOTICES

    Section 1. GENERALLY. Whenever by law or under the provisions of the Certificate of Incorporation or these bylaws, notice is required to be given to any director or stockholder, it will not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice will be deemed to be given at the time when the same is deposited in the United States mail. Notice to directors may also be given by telecopier or telephone.

    Section 2. WAIVERS. Whenever any notice is required to be given by law or under the provisions of the Certificate of Incorporation or these bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time of the event for which notice is to be given, will be deemed equivalent to such notice. Attendance of a person at a meeting will constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

                              ARTICLE IV. OFFICERS

    Section 1. GENERALLY. The officers of the Corporation will be elected by the Board and will consist of a Chief Executive Officer, a Secretary and a Treasurer. The Board may also choose a Chairman of the Board and one or more Vice Presidents and such Assistant Secretaries and Assistant Treasurers as they may deem proper. Any number of offices may be held by the same person.

    Section 2. COMPENSATION. The compensation of all officers and agents of the Corporation who are also directors of the Corporation, and of the directors themselves, will be fixed by the Board. The Board may delegate the power to fix the compensation of other officers and agents of the Corporation to an officer of the Corporation.

    Section 3. SUCCESSION. The officers of the Corporation will hold office until their successors are elected and qualified. Any officer elected or appointed by the Board may be removed at any time with or without cause by the affirmative vote of a majority of the directors regardless of any contractual rights of such officer, provided, however, that nothing herein will enlarge or diminish such contractual rights. Any vacancy occurring in any office of the Corporation may be filled by the Board.

    Section 4. AUTHORITY AND DUTIES. Each of the officers of the Corporation will have such authority and will perform such duties as are stated in these bylaws or as may be specified by the Board in a resolution which is not inconsistent with these bylaws.

    Section 5. CHAIRMAN OF THE BOARD. The Chairman of the Board, if one be elected, will preside at all meetings of the Board and the stockholders, and the Chairman will have and perform such other duties as from time to time may be assigned to the Chairman by the Board.

    Section 6. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer will be the President of the Corporation and will be responsible for the active general management and direction of the business and affairs of the Corporation and will have such other duties and responsibilities as may be assigned to him by the Board.

    Section 7. EXECUTION OF DOCUMENTS AND ACTION WITH RESPECT TO SECURITIES OF OTHER CORPORATIONS. The Chief Executive Officer will have and is hereby given, full power and authority, except as otherwise required by law, by the stockholders of the Corporation or directed by the Board, (a) to execute, on behalf of the Corporation, all duly authorized contracts, agreements, deeds, conveyances or other obligations of the Corporation, applications, consents, proxies and other powers of attorney and other documents and instruments and (b) to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders (or with respect to any action of such stockholders) of any other corporation in which the Corporation may hold securities and otherwise to exercise any and all rights and powers which the Corporation may possess by reason of its ownership of securities of such other corporation. In addition, the Chief Executive Officer may delegate to other officers, employees and agents of the Corporation the power and authority to take any action which the Chief Executive Officer is authorized to take under this Section 7, with such limitations as the Chief Executive Officer may specify. Such authority so delegated by the Chief Executive Officer shall not be re-delegated by the person to whom such execution authority has been delegated.

    Section 8 VICE PRESIDENT. Each Vice President, however titled, will perform such duties and services and will have such authority and responsibilities as will be assigned to or required from time to time by the Board or the Chief Executive Officer.

    Section 9. SECRETARY AND ASSISTANT SECRETARIES. (a) The Secretary will attend all meetings of the stockholders and all meetings of the Board and record all proceedings of the meetings of the stockholders and of the Board. The Secretary will give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board. The Secretary will perform such duties as may be prescribed by the Board or the Chief Executive Officer. The Secretary will have charge of the seal of the Corporation and authority to affix the seal to any instrument. The Secretary or any Assistant Secretary may attest to the corporate seal by handwritten or facsimile signature. The Secretary will keep and account for all books, documents, papers and records of the Corporation except those for which some other officer or agent has been designated or is otherwise properly accountable. The Secretary will have authority to sign stock certificates.

    (b) Assistant Secretaries, in the order of their seniority, will assist the Secretary and, if the Secretary is unavailable or fails to act, perform the duties and exercise the authorities of the Secretary.

    Section 10. TREASURER AND ASSISTANT TREASURERS. (a) The Treasurer will have the custody of the funds and securities belonging to the Corporation and will deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Treasurer with the prior approval of the Board or the Chief Executive Officer. The Treasurer will disburse the funds and pledge the credit of the Corporation as may be directed by the Board and will render to the Board and the Chief Executive Officer, as and when required by them, or any of them, an account of all transactions by the Treasurer.

    (b) Assistant Treasurers, in the order of their seniority, will assist the Treasurer and, if the Treasurer is unavailable or fails to act, perform the duties and exercise the authorities of the Treasurer.

                                ARTICLE V. STOCK

    Section 1. CERTIFICATES. Certificates representing shares of stock of the Corporation will be in such form as is determined by the Board, subject to applicable legal requirements. Such certificates will be numbered and their issuance recorded in the books of the Corporation, and such certificate will exhibit the holder's name and the number of shares and will be signed by, or in the name of the Corporation by the Chief Executive Officer of the Corporation and will bear the corporate seal. Any or all of the signatures and the seal of the Corporation, if any, upon such certificates may be facsimiles, engraved or printed.

    Section 2. TRANSFER. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it will be the duty of the Corporation to issue, or to cause its transfer agent to issue, a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

    Section 3. LOST, STOLEN OR DESTROYED CERTIFICATES. The Secretary may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact, satisfactory to the Secretary, by the person claiming the certificate of stock to be lost, stolen or destroyed. As a condition precedent to the issuance of a new certificate or certificates the Secretary may require the owner of such lost, stolen or destroyed certificate or certificates to give the Corporation a bond in such sum and with such surety or sureties as the Secretary may direct as indemnity against any claims that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of the new certificate.

    Section 4. RECORD DATE. (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date will not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date will not be more than sixty nor less than ten days before the date of such meeting. If no record is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders will be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders will apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

    (b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date may not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date will not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required, will be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a Corporation's registered office will be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting will be at the close of business on the day on which the Board adopts the resolution taking such prior action.

    (c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date may not precede the date upon which the resolution fixing the record date is adopted, and which record date may be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose will be at the close of business on the day on which the Board adopts the resolution relating thereto.

                 ARTICLE VI. LIMITATION OF DIRECTORS LIABILITY

    A director of the Corporation will not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware (the "DGCL") as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence will not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal. If the DGCL is amended after approval by the stockholders of this Article VI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director will be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

                          ARTICLE VII. INDEMNIFICATION

    Section 1. RIGHT TO INDEMNIFICATION. (a) The Corporation will indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a "Covered Person") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in this Article VII, the Corporation will be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized by the Board.

    Section 2. PREPAYMENT OF EXPENSES. The Corporation will pay the expenses (including attorneys' fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this
Article VII or otherwise.

    Section 3. CLAIMS. If a claim for indemnification or advancement of expenses under this Article VII is not paid in full within thirty days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation will have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

    Section 4. NONEXCLUSIVITY OF RIGHTS. The rights conferred on any Covered Person by this Article VII will not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

    Section 5. OTHER SOURCES. The Corporation's obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity will be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

    Section 6. AMENDMENT AND REPEAL. Any repeal or modification of the foregoing provisions of this Article VII will not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

    Section 7. OTHER INDEMNIFICATION AND REPAYMENT OF EXPENSES. This Article VII will not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

                        ARTICLE VIII. GENERAL PROVISIONS

    Section 1. FISCAL YEAR. The fiscal year of the Corporation will be fixed from time to time by the Board.

    Section 2. CORPORATE SEAL. The Board may adopt a corporate seal and use the same by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

    Section 3. RELIANCE UPON BOOKS, REPORTS AND RECORDS. Each director and each officer of the Corporation will, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or committees of the Board, or by any other person as to matters the director or officer believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

    Section 4. TIME PERIODS. In applying any provision of these bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days will be used, the day of the doing of the act will be excluded and the day of the event will be included.

    Section 5. DIVIDENDS. The Board may from time to time declare, and the Corporation may pay, dividends upon its outstanding shares of capital stock in the manner and upon the terms and conditions provided by law and the Certificate of Incorporation.

                             ARTICLE IX. AMENDMENTS

    Section 1. AMENDMENTS. These bylaws may be altered, amended or repealed, and new bylaws may be adopted, by the stockholders or by the Board.

                                                                       EXHIBIT C

                        SURVIVING CORPORATION DIRECTORS
                               Gerard A. Neumann
                        Chan Suh (Chairman of the Board)
                               Michael P. Tierney

                                                                      APPENDIX B

[Salomon Smith Barney Inc. Letterhead]

June 25, 2001

Special Committee of the Board of Directors
AGENCY.COM Ltd.
20 Exchange Place
New York, New York 10005

Gentlemen:

    You have requested our opinion as to the fairness, from a financial point of view, to the holders of the common stock, par value $0.001 per share (the "Common Stock"), of AGENCY.COM Ltd. (the "Company"), other than Seneca Investments LLC ("Parent"), E-Services Investments Agency Sub LLC, a wholly owned subsidiary of Parent ("Merger Sub"), and their affiliates, of the consideration to be received by such stockholders (the "Non-Seneca Stockholders") in connection with the Merger (as defined below) as contemplated by the Agreement and Plan of Merger (the "Agreement") to be entered into by Parent, Merger Sub and the Company.

    As more specifically set forth in the Agreement, and subject to the terms and conditions thereof, Merger Sub will merge (the "Merger") with and into the Company, as a result of which the Company will become a wholly-owned subsidiary of Parent. In the Merger, each issued and outstanding share of Common Stock (other than certain shares of Common Stock specified in the Agreement including shares owned, directly or indirectly, by Parent or Merger Sub) will be converted into the right to receive $3.35 in cash (the "Merger Consideration"), without any interest thereon.

    In arriving at our opinion, we reviewed a draft of the Agreement, dated
June 25, 2001, and held discussions with certain senior officers, directors and other representatives and advisors of the Company concerning the business, operations and prospects of the Company. We examined certain publicly available business and financial information relating to the Company as well as certain financial forecasts and other information and data for the Company which were provided to or otherwise discussed with us by the management of the Company. We reviewed the financial terms of the Merger as set forth in the Agreement in relation to, among other things: current and historical market prices and trading volumes of the Common Stock; the historical and projected earnings and other operating data of the Company. We considered, to the extent publicly available, the financial terms of certain other similar transactions recently effected that we considered relevant in evaluating the Merger and analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies whose operations we considered relevant in evaluating those of the Company. In addition to the foregoing, we conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as we deemed appropriate in arriving at our opinion.

    In rendering our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or furnished to or otherwise reviewed by or discussed with us and have further relied upon the assurances of management of the Company that they are not aware of any facts that would make any of such information inaccurate or misleading. With respect to financial forecasts and other information and data provided to or otherwise reviewed by or discussed with us, we have been advised by the management of the Company that such forecasts and other information and data were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company. We express no view with respect to such forecasts and other information and data or the assumptions on which they were based. We have not made or been provided with an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company nor have we made any physical inspection of the properties or assets of the Company. We have assumed that the final terms of the Agreement will not vary materially from those set froth in the draft reviewed by us. We have further assumed that the Merger will be consummated in a timely fashion in accordance with the terms of the Agreement without waiver of any of the conditions precedent to the Merger contained in the Agreement.

    We were not requested to consider, and our opinion does not address, the relative merits of the Merger as compared to any alternative business strategies that might exist for the Company or the effect of any other transaction in which the Company might engage. We have been advised by the Special Committee, and we have taken into account in the course of our analyses, that Parent
(i) beneficially owns 38% of the outstanding Common Stock, (ii) has entered into an agreement to purchase an additional 24% of the outstanding Common Stock and
(iii) has informed the Special Committee that it is unwilling to sell that Common Stock. Our opinion is necessarily based upon information available to us and financial, stock market and other conditions and circumstances existing and disclosed to us as of the date hereof.

    Salomon Smith Barney Inc, is acting as financial advisor to the Special Committee of the Board of Directors in connection with the Merger and will receive a fee for our services, a substantial portion of which is payable upon the earlier of July 1, 2001 or a change of control of the Company. We have in the past provided and currently are providing investment banking services to the Company unrelated to the Merger, including having assisted the Company in the exploration of strategic transactions, for which we have received and may receive compensation. In the ordinary course of our business, we and our affiliates may actively trade or hold the securities of the Company and affiliates of Parent for our own account or for the account of our customers and, accordingly, may at any time hold a long or short position in such securities. Salomon Smith Barney Inc. and its affiliates (including Citigroup Inc. and its affiliates) may maintain relationships with the Company and Parent and their respective affiliates.

    Our advisory services and the opinion expressed herein are provided for the information of the Special Committee of the Board of Directors of the Company in its evaluation of the Merger, and our opinion is not intended to be and does not constitute a recommendation of the Merger to the Company or a recommendation to any stockholder as to how such stockholder should vote on any matters relating to the Merger.

    Based upon and subject to the foregoing, our experience as investment bankers, our work as described above and other factors we deemed relevant, we are of the opinion that, as of the date hereof, the Merger Consideration to be received by the Non-Seneca Stockholders in the Merger is fair, from a financial point of view, to the Non-Seneca Stockholders.

                                          Very truly yours,

                                          /s/ SALOMON SMITH BARNEY INC.
                                          SALOMON SMITH BARNEY INC.

                                                                      APPENDIX C

     APPRAISAL RIGHTS OF DISSENTING AGENCY STOCKHOLDERS UNDER DELAWARE LAW

              SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

    Section262.  APPRAISAL RIGHTS

    (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss.228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

    (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section251 (other than a merger effected pursuant to Section251(g) of this title), Section252, Section254, Section257, Section258, Section263 or Section264 of this title:

        (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section251 of this title.

        (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to SectionSection251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

           a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

           b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

           c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph;

           d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

        (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss.253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

    (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections
(d) and (e) of this section, shall apply as nearly as is practicable.

    (d) Appraisal rights shall be perfected as follows:

        (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

        (2) If the merger or consolidation was approved pursuant to ss.228 or ss.253 of this title, each consitutent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constitutent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constitutent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constitutent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constitutent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

    (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

    (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

    (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

    (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

    (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto.

    Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

    (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

    (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

    (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                 [Form of Proxy]

                                 AGENCY.COM, LTD
          PROXY FOR SPECIAL MEETING OF STOCKHOLDERS -- OCTOBER 31, 2001

     (This proxy is solicited by the Board of Directors of AGENCY.COM, Ltd.)

      The undersigned stockholder of AGENCY.COM, Ltd. hereby appoints Chan Suh and Kyle Shannon, and each of them, with full power of substitution, proxies to vote the shares of stock which the undersigned could vote if personally present at the Special Meeting of Stockholders of AGENCY.COM, Ltd., to be held at 20 Exchange Place, 50th Floor, New York, New York 10005 on October 31, 2001 at 9:00 a.m. (New York time).

1.    ADOPTION OF THE AGREEMENT AND PLAN OF MERGER

      |_| FOR           |_| AGAINST             |_| ABSTAIN WITH REPECT TO

      the proposal to adopt the Agreement and Plan of Merger, dated as of June 26, 2001, by and among AGENCY.COM Ltd. ("Agency"), Seneca Investments LLC ("Seneca") and E-Services Investments Agency Sub LLC, a wholly-owned subsidiary of Seneca ("E-Services Investments"), pursuant to which E-Services Investments will merge with and into Agency, such that Agency will become a wholly owned subsidiary of Seneca.

2. IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING

          UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE
              FOR THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER
                       AS SET FORTH IN THE PROXY STATEMENT

      Please date and sign exactly as your name appears on the envelope in which this material was mailed. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title and, if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer. If the stockholder is a partnership, please sign full partnership name by an authorized person.


                                        ------------------------------------
                                        Printed Name(s) of Stockholder


                                        ------------------------------------
                                        Signature(s) of Stockholder


Dated:                         , 2001
      -------------------------  ----